                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                 INTELLICALL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                Common Stock
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                21,803,148
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                .6250
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                13,626,967
                ----------------------------------------------------------
           (5)  Total fee paid:
                2725.39
                ----------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               INTELLICALL, INC.
                            2155 CHENAULT, SUITE 410
                            CARROLLTON, TEXAS 75006
                                 (972) 416-0022

                                            , 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Intellicall, Inc., a Delaware corporation, to be held at 10:00 a.m. CST on
           , 2001, at the Addison Conference and Theater Center, 15650 Addison Road, Addison, Texas 75248. All stockholders of record as of January 18, 2001, are entitled to vote at the meeting. I urge you to be present in person or represented by proxy at the meeting.

    The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, including the following:

    - the approval of the issuance of shares of common stock of Intellicall pursuant to an Agreement and Plan of Merger, as amended, between Intellicall, Wireless WebConnect!, Inc. and a wholly-owned subsidiary of Intellicall;

    - an amendment to Intellicall's certificate of incorporation to change Intellicall's name to Wireless WebConnect!, Inc., assuming approval of the merger by the stockholders;

    - an amendment to Intellicall's Certificate of Incorporation to increase the number of authorized shares of common stock to 60,000,000, which is a condition to the closing of the merger;

    - an amendment to the Intellicall 1991 Stock Option Plan to increase the aggregate shares authorized to 9,495,000 and to modify the terms of options issuable to nonemployee directors;

    - the election of eight directors; and

    - such other matters as may properly come before the meeting or any adjournment thereof.


    Intellicall and Wireless WebConnect! are merging, and as a result of the merger, Wireless WebConnect! will become a subsidiary of Intellicall. As consideration for the merger, Intellicall will issue 21,803,148 shares, valued at approximately $15.0 million, or 62.5%, of its outstanding stock to Wireless WebConnect!. This issuance will result in a change in control of Intellicall. Additionally, if the proposal for electing directors is approved, nominees from Wireless WebConnect! will control Intellicall's board of directors.


    Intellicall's board of directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interest of Intellicall and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy promptly.

    Directors and officers of Intellicall will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope that you will be able to attend. Even if you expect to attend the meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the meeting, you may vote in person even if you have previously mailed your proxy. However, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

    On behalf of your board of directors, thank you for your support.

                                          Sincerely,

                                          [LOGO]

                                          William O. Hunt
                                          Chairman of the Board of Directors

                               INTELLICALL, INC.
                            2155 CHENAULT, SUITE 410
                            CARROLLTON, TEXAS 75006
                                 (972) 416-0022

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                          , 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
Intellicall, Inc. will be held at 10:00 a.m., Dallas time, on            , 2001,
at the Addison Conference and Theater Center, 15650 Addison Road, Addison, Texas 75248, for the purpose of considering and acting upon:


    1. The approval of the issuance of 21,803,148 shares of common stock of Intellicall, par value $0.01 per share, pursuant to an Agreement and Plan of Merger, as amended, by and among Intellicall, Wireless WebConnect!, Inc., and a wholly-owned subsidiary of Intellicall;


    2. A proposal to amend Intellicall's certificate of incorporation to change Intellicall's name to Wireless WebConnect!, Inc., assuming approval of the merger by the stockholders;

    3. A proposal to amend Intellicall's certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000, which is a condition to the closing of the merger;

    4. A proposal to amend the Intellicall 1991 Stock Option Plan to increase the aggregate shares of common stock authorized for issuance thereunder from 2,254,400 to 9,495,000 and to modify the terms of options issuable to nonemployee directors;

    5.  The election of eight members of the board of directors; and

    6. Such other matters as may properly come before the meeting or any adjournments thereof.


    Intellicall and Wireless WebConnect! are merging, and as a result of the merger, Wireless WebConnect! will become a subsidiary of Intellicall. As consideration for the merger, Intellicall will issue 21,803,148 shares or 62.5% of its outstanding stock to Wireless WebConnect!. This issuance will result in a change in control of Intellicall. Additionally, if the proposal for electing directors is approved, nominees from Wireless WebConnect! will control Intellicall's board of directors.


    The close of business on January 18, 2001, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open for examination by any stockholder during ordinary business hours at the offices of Intellicall, Inc., at 2155 Chenault, Suite 410, Carrollton, Texas 75006. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                          By Order of the Board of Directors

                                          [LOGO]

                                          William O. Hunt
                                          Chairman of the Board of Directors

Dallas, Texas
           , 2001

                               INTELLICALL, INC.
                            2155 CHENAULT, SUITE 410
                            CARROLLTON, TEXAS 75006
                                  972-416-0022

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD            , 2001

    This Proxy Statement is being first mailed on or about            , 2001, to
stockholders of Intellicall, Inc., a Delaware corporation, by the board of directors to solicit proxies for use at the Annual Meeting of Stockholders to be
held at 10:00 a.m. Dallas, Texas time, on         ,            , 2001 at the
Addison Conference and Theater Center, 15650 Addison Road, Addison, Texas 75248, or at such other time and place to which the meeting may be adjourned.

    The purpose of the meeting is to consider and act upon:


    - the approval of the issuance of 21,803,148 shares of common stock of Intellicall, par value $.01 per share, pursuant to an Agreement and Plan of Merger, as amended, between Intellicall, a wholly-owned subsidiary of Intellicall and Wireless WebConnect!, Inc., whereby Wireless WebConnect! will become a wholly-owned subsidiary of Intellicall and the former shareholders of Wireless WebConnect! will own approximately 62.5% of the outstanding common stock of Intellicall;


    - the approval of an amendment to Intellicall's certificate of incorporation to change its name to Wireless WebConnect!, Inc. assuming approval of the merger by the stockholders;


    - the approval of an amendment to Intellicall's certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 which is a condition to the closing of the merger. Assuming stockholder approval, this proposal will be implemented even in the event the merger is not approved;



    - the approval of an amendment to Intellicall's 1991 Stock Option Plan to increase the aggregate shares of common stock authorized for issuance thereunder from 2,254,400 to 9,495,000 and to modify the terms of options issuable to nonemployee directors. Assuming stockholder approval, this proposal will be implemented even in the event the merger is not approved;


    - the election of eight members of the board of directors, which if elected will result in nominees of Wireless WebConnect! holding a majority of seats on the board; and

    - such other matters as may properly come before the meeting or any adjournments thereof.


    Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. A proxy may be revoked by providing written notice of such revocation to our stock transfer agent, ChaseMellon Shareholder Services, 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention: Tim
Reagan, which notice must be received by           , 2001. If notice of
revocation is not received before           , 2001, a stockholder may
nevertheless revoke a proxy by attending the meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                       SUMMARY TERM SHEET FOR THE MERGER

SUMMARY INFORMATION


    This summary term sheet relates to the merger discussed in more detail below under the section entitled "The Merger." This summary does not contain all of the information that is important to you. To understand fully the issuance of common stock in the merger and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement and the other documents we have referred you to, including the Agreement and Plan of Merger which is attached hereto as APPENDIX A and Amendment No. 1, Amendment
No. 2 and Amendment No. 3 to the merger agreement which are attached hereto as APPENDIX B, APPENDIX C and APPENDIX D, respectively. See "Where You Can Find More Information." The other proposals to be voted upon at the meeting are described in more detail elsewhere in this Proxy Statement.


THE COMPANIES

INTELLICALL, INC.
  2155 Chenault, Suite 410
  Carrollton, Texas 75006
  (972) 416-0022


    Intellicall designs and manufactures public access telecommunications systems. Intellicall is considering strategic alternatives but has not made a final determination regarding this business if the merger does not occur. Intellicall does not currently have an agreement to sell its current business.


WIRELESS WEBCONNECT!, INC.
  620 Lakeview Drive
  Clearwater, Florida 33756
  (727) 445-1500

    Wireless WebConnect! is a reseller of high-speed, mobile wireless Internet service for mobile professionals and secure wireless access to corporate computer networks through Virtual Private Networking, or VPN services.

WWC ACQUISITION, INC.
  2155 Chenault, Suite 410
  Carrollton, Texas 75006
  (972) 416-0022

    WWC Acquisition, Inc. is a Florida corporation recently formed by Intellicall for use in the merger. This is the only business of WWC Acquisition, Inc.


RECORD DATE AND VOTING SECURITIES (PAGE 13)


    The record date for determining stockholders entitled to vote at the meeting is the close of business on January 18, 2001.


QUORUM AND VOTING (PAGE 13)


    The affirmative vote of a majority of the shares of Intellicall common stock present or represented by proxy at the meeting is required to approve the issuance of shares of Intellicall common stock with respect to the merger and to approve the amendments to the 1991 Stock Option Plan. The affirmative vote of a majority of the shares of Intellicall common stock issued and outstanding is required to approve the amendments to the certificate of incorporation for the name change and to increase the authorized common stock. Abstentions and broker non-votes will be counted as shares present for determining a quorum, but will have the same effect as a vote against these proposals. The election of a nominee to serve as director requires the affirmative vote of a plurality of Intellicall's shares represented and entitled to vote. Votes withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for this proposal. Our affiliates own 2,748,736 shares of common stock and are expected to vote FOR each of the matters presented at the meeting.


    Properly executed proxies that Intellicall receives before the vote at the meeting that are not revoked will be voted in accordance with the instructions indicated on the proxies. If a stockholder submits a validly executed proxy, but does not indicate how a proxy is to be voted, the proxy holders will vote the proxy FOR each matter that does not indicate how it is to be voted.


    All written notices of revocation and other communications with respect to revocation of proxies should be sent to Chase Mellon Shareholder Services, 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention: Tim Reagan and
received by            , 2001. Other than the votes of our affiliates,
Intellicall is not aware of any votes that have already been committed to vote in a particular manner.

    At the annual meeting, Intellicall stockholders will be asked to:


    - approve a proposal for the issuance of common stock in connection with the merger with Wireless WebConnect! wherein Wireless WebConnect! will become a wholly-owned subsidiary of Intellicall and the former shareholders of Wireless WebConnect! will own approximately 62.5% of the outstanding common stock of Intellicall. The Intellicall board of directors recommends a vote FOR this proposal;


    - approve a proposal for the amendment to Intellicall's certificate of incorporation to change its name to Wireless Webconnect!. This proposal is a condition precedent to the closing of the merger. Assuming the stockholders approve the merger, the Intellicall board of directors recommends a vote FOR this proposal;


    - approve a proposal for the amendment to Intellicall's certificate of incorporation to increase the number of authorized shares to 60 million. This proposal is a condition precedent to the closing of the merger. Assuming stockholder approval, this proposal will be implemented even in the event the merger is not approved. The Intellicall board of directors recommends a vote FOR this proposal whether or not the merger is approved;



    - approve a proposal to amend Intellicall's 1991 Stock Option Plan. Assuming stockholder approval, this proposal will be implemented even in the event the merger is not approved. The Intellicall board of directors recommends a vote FOR this proposal; and


    - approve a proposal to elect eight (8) members to the Intellicall board of directors. The Intellicall board of directors recommends a vote FOR each of the nominees.


DISSENTERS' RIGHTS (PAGE 13)



    Under Delaware law, the Intellicall stockholders do not have any right to an appraisal of the value of their shares in connection with the issuance of shares in the merger or any of the proposals set forth in this Proxy Statement.



THE MERGER (PAGE 15)



    Intellicall and Wireless WebConnect! are merging; and, as a result, Wireless WebConnect! will become a wholly-owned subsidiary of Intellicall. The merger agreement is attached as APPENDIX A and amendments to the merger agreement are attached as APPENDIX B, APPENDIX C and APPENDIX D, respectively, to this Proxy Statement. We encourage you to read the merger agreement, as amended, which is the legal document that governs the merger.

    Under the merger agreement, Intellicall will issue 21,803,148 shares of common stock, or 62.5%, of Intellicall's outstanding common stock. The issuance of common stock will result in a change of control of Intellicall. We expect the merger to be completed on or before February 28, 2001. Additionally, Intellicall has agreed to issue options to purchase an aggregate of 1.5 million shares of common stock under the 1991 Stock Option Plan to former Wireless WebConnect! employees who became Intellicall employees after the merger. These employees have not been identified. This issuance of options will require approval of Proposal No. 4 to increase the shares authorized under the 1991 Stock Option Plan.



REASONS FOR THE MERGER (PAGE 18)



    The board has determined that the terms of the merger agreement are fair to and in the best interests of Intellicall and its stockholders. The board considered all material factors in reaching this decision, including the following:



    - The merger facilitates the transition of Intellicall from a manufacturer of low margin, capital intensive products wherein revenue and income is dependent on the ability to sell into an ever decreasing payphone market.



    - The merger allows Intellicall early entry into an emerging wireless Internet market, providing Intellicall with the opportunity to move quickly and decisively in establishing a competitive advantage.



    It is recognized that benefits of the merger may not be realized, and that risks are associated with the merger, including the following:



    - entry of competition into the emerging wireless Internet market by entities that are better financed and capitalized, which may enable such entities to gain significant market share quicker and more effectively than the merged company;



    - the issuance of common stock could dilute the currently outstanding shares of common stock;



    - Wireless WebConnect! has only one product which it receives from a sole source provider;


    - the merger will result in a change of control of Intellicall and the interests and direction of the post-merger management of Intellicall could differ dramatically from the current management;


    - the merger will substantially limit or effectively eliminate Intellicall's net operating losses for federal income tax purposes because of the change in control; and



    - we will be required to file an application to re-list our common stock on the American Stock Exchange, because the merger will result in a change of control and such re-listing efforts may be unsuccessful.


    Additionally, there are risks associated with the wireless Internet market that were considered by the board. Our future success depends heavily on the acceptance and wide use of the Internet for electronic business. If electronic business does not continue to grow or grows more slowly than expected, demand for our products and services will be reduced.

    Intellicall's management believes that the benefits derived by completing the merger as identified outweigh the potential risks associated with the merger. Failure to reconstitute Intellicall and move into a recognized growth market, such as wireless Internet access, increases the risk that Intellicall will not survive in the long term.

INTERESTS OF CERTAIN PERSONS IN THE MERGER AGREEMENT (PAGE 20)



    Some of Intellicall's directors and officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in Intellicall. The members of the board knew about these additional interests, and considered them, when they approved the merger agreement.



ACCOUNTING TREATMENT OF THE MERGER (PAGE 20)



    The business combination will be accounted for as an acquisition of assets (primarily cash and net assets held for sale) and assumption of liabilities (primarily debt) and no goodwill will be recorded.



REGULATORY APPROVALS (PAGE 20)



    At any time before or after the completion of the merger, the Antitrust Division of the Justice Department, the Federal Trade Commission or another third party could seek to enjoin or rescind the merger on antitrust grounds.



MATERIAL FEDERAL INCOME TAX CONSEQUENCES (PAGE 21)



    The merger is structured as a tax-free reorganization so that neither Intellicall, the stockholders of Intellicall or Wireless WebConnect! will recognize any gain or loss for federal income tax purposes in the merger.



FAIRNESS OPINION (PAGE 22)



    Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. have issued a
fairness opinion to the Intellicall board dated            , 2001 to the effect
that the merger is fair, from a financial point of view, to the stockholders of Intellicall. The fairness opinion is attached to this Proxy Statement as APPENDIX G. Houlihan Lokey conducted various analyses, including valuation analyses of Intellicall and Wireless WebConnect!. The valuation analyses for Intellicall included a liquidation approach and consideration of the publicly traded price. The valuation analyses for Wireless WebConnect! included a Comparable Company Market Multiple Approach and a transaction approach. Houlihan Lokey also considered the updated exchange ratio of 2,180.314 in rendering its fairness opinion.



LOAN TO WIRELESS WEBCONNECT! (PAGE 27)



    Pursuant to a promissory note, dated as of August 29, 2000 and attached as Exhibit C to APPENDIX A, Intellicall loaned Wireless WebConnect! $1.5 million dollars, which loan is secured by a security interest in certain property of Wireless WebConnect! covered by a security agreement, which is attached to this proxy statement as Exhibit D to APPENDIX A.



CONVERSION OF SHARES--EXCHANGE RATIO (PAGE 27)



    When the merger closes, the six common shareholders of Wireless WebConnect! will receive 2,180.314 shares of Intellicall common stock in exchange for each share of Wireless WebConnect! common stock they hold or a total of 21,803,148 shares of Intellicall common stock. These shares will represent approximately 62.5% of the outstanding Intellicall common stock after the merger, which is based on the number of shares of Intellicall and Wireless WebConnect!, Inc. common stock outstanding on August 28, 2000, and does not take into account shares issuable upon the exercise of stock options, warrants or convertible securities.



CONDITIONS PRECEDENT TO THE MERGER (PAGE 31)



    Intellicall's, and Wireless WebConnect!'s obligations under the merger agreement are subject to certain conditions including, but not limited to, obtaining approval of the stockholders of Intellicall for the issuance of the common stock, the increase in the authorized shares of stock and the corporate name change to "Wireless WebConnect!."



    Additionally, any or all of the conditions precedent to the merger may be waived in writing by the parties to the merger agreement, in whole or in part, to the extent permitted by applicable law. If the parties waive any material conditions precedent to the merger, including receipt of the opinion that the merger is not taxable to the stockholders, the board intends to resolicit stockholder approval.



APPOINTMENT OF DIRECTORS (PAGE 32)



    As part of the merger, Intellicall agreed to cause G.T. Finn, Mike Campbell, Neil Byrne, Richard Bishop and Steven Hayes, each designees of Wireless WebConnect!, and William O. Hunt, John McDonald, and Richard F. Dahlson, designees of Intellicall, to be elected as directors.



TERMINATION OF THE MERGER AGREEMENT (PAGE 33)



    The merger agreement may be terminated by either Intellicall or Wireless WebConnect! if the closing of the merger agreement has not occurred by February 28, 2001. Intellicall or Wireless WebConnect! may terminate and abandon the merger agreement at any time prior to the closing, whether before or after the approval of stockholders of Intellicall and Wireless WebConnect! by mutual written consent of duly authorized by each board of directors to the merger agreement.



    If either party terminates the merger agreement, the party terminating the agreement must pay to the other party a termination fee equal to the reasonable expenses of such other party.

                    SUMMARY HISTORICAL FINANCIAL INFORMATION

    The following table sets forth certain summary historical financial data for Intellicall and Wireless WebConnect! for each of the two years in the period ended December 31, 1999, and for the nine months ended September 30, 2000 and 1999, respectively. The data presented below has been derived from and should be read in conjunction with the financial statements of Intellicall and the financial statements of Wireless WebConnect!, and the related notes thereto set forth elsewhere in this Proxy Statement. Summary financial data at September 30, 2000 and for the nine months ended September 30, 2000 and 1999, respectively, for Intellicall and Wireless WebConnect! are derived from the unaudited financial statements of the Intellicall and Wireless WebConnect! and include all adjustments (consisting only of normally recurring adjustments) that Intellicall and Wireless WebConnect! each consider necessary for a fair presentation of operating results for such interim periods. Results for interim periods are not necessarily indicative of results for the full year. See "Management's Discussion and Analysis of Financial Condition and Results of Operations of Intellicall" and "Management's Discussion and Analysis of Financial Condition and Results of Operations of Wireless WebConnect!" for a discussion of matters that affect the comparability of the information presented. All of the statements are in United States dollars.

         SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA OF INTELLICALL
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     YEAR ENDED            NINE MONTHS ENDED
                                                    DECEMBER 31,             SEPTEMBER 30,
                                                 -------------------   -------------------------
                                                   1999       1998         2000          1999
                                                 --------   --------   -------------   ---------
                                                                              (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
  Total revenues...............................  $ 11,131   $ 13,859     $  3,282      $  9,210
  Net income (loss)............................    (9,988)    (1,856)       5,032        (7,277)
  Basic net income (loss) per share............      (.82)      (.19)         .38          (.60)
  Diluted net income (loss) per share..........      (.82)      (.19)         .35          (.60)
  Weighted average number of basic shares
    outstanding................................    12,132      9,927       13,056        12,045
  Weighted average number of diluted shares
    outstanding................................    12,132      9,927       14,404        12,045

                                                   AT DECEMBER 31,     AT SEPTEMBER 30,
                                                 -------------------   -----------------
                                                   1999       1998           2000
                                                 --------   --------   -----------------
                                                                          (UNAUDITED)
BALANCE SHEET DATA:
  Working capital (CA-CL)......................  $ (1,886)  $  4,363        $  5,191
  Total assets.................................    12,117     24,884           8,640
  Accounts payable and accrued expenses........     2,408      3,137           1,223
  Short-term borrowings........................     7,630      3,811             200
  Long-term debt...............................     1,557      7,312           1,745
  Accumulated deficit..........................   (61,697)   (51,709)        (56,665)
  Total stockholders' equity (deficit).........  $   (338)  $  8,526        $  4,812

     SUMMARY CONSOLIDATED HISTORICAL FINANCIAL DATA OF WIRELESS WEBCONNECT!
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                         YEAR ENDED            NINE MONTHS ENDED
                                                        DECEMBER 31,             SEPTEMBER 30,
                                                     -------------------   -------------------------
                                                       1999       1998         2000          1999
                                                     --------   --------   -------------   ---------
                                                                                  (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
  Total revenues...................................   $1,853     $1,402       $1,116        $1,447
  Net income (loss)................................       34        120          (84)          117
  Net income (loss) per common share...............   $ 3.37     $11.98       $(8.44)       $11.73

                                                       AT DECEMBER 31,     AT SEPTEMBER 30,
                                                     -------------------   -----------------
                                                       1999       1998           2000
                                                     --------   --------   -----------------
                                                                              (UNAUDITED)
BALANCE SHEET DATA:
  Total assets.....................................   $  231     $  240          $1,180
  Owners' equity...................................      174        206              46

                    SUMMARY PRO FORMA FINANCIAL INFORMATION

    The following summary pro forma financial information has been derived from and should be read in conjunction with the pro forma financial information and notes thereto included elsewhere in this Proxy Statement. The following summary pro forma consolidated statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 combine the historical information of Intellicall adjusted to give effect to the merger and the related pro forma adjustments. The pro forma statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 reflect the consolidated operations of Intellicall and Wireless WebConnect! as if the merger had been consummated on January 1, 1999. The pro forma balance sheet as of September 30, 2000 is presented as if the merger had been consummated on that date. All of the statements are in United States dollars. This summary pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations and financial condition that would have been achieved if the transactions included in the pro forma adjustments had been consummated in accordance with the assumptions set forth below under "Pro Forma Adjustments" nor is it necessarily indicative of future operating results or financial condition.

                    SUMMARY PRO FORMA FINANCIAL INFORMATION
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                 YEAR ENDED        NINE MONTHS ENDED
                                                             DECEMBER 31, 1999    SEPTEMBER 30, 2000
                                                             ------------------   -------------------
Selected Statement of Operations Data:
  Total revenues...........................................        $ 1,853              $ 1,116
  Net income (loss) from continuing operations.............         (3,339)               7,419
  Basic net income (loss) per share from continuing
  operations...............................................           (.10)                 .21
  Diluted net income (loss) per share from continuing
  operations...............................................           (.10)                 .20
  Weighted average number of basic shares outstanding......         33,945               34,869
  Weighted average number of diluted shares outstanding....         33,945               36,340



                                                              AT SEPTEMBER 30, 2000
                                                              ---------------------
BALANCE SHEET DATA:
  Working capital (CA-CL)...................................         $ 3,619
  Total assets..............................................           8,347
  Accounts payable and accrued expenses.....................             464
  Short-term borrowings.....................................             200
  Long-term debt............................................           1,745
  Accumulated deficit.......................................            (328)
  Total stockholders' equity................................         $ 4,858

                           COMPARATIVE PER SHARE DATA

    Set forth below are the comparative net income (loss) and book value per common share data of (i) each of Intellicall and Wireless WebConnect! on an historical basis, (ii) the market value per share of Intellicall and (iii) the Surviving Corporation on a pro forma combined basis giving effect to the merger assuming it had occurred as of January 1, 1999, in each case giving effect to the merger as a purchase by Wireless WebConnect! of all of the assets and liabilities of Intellicall, all on the basis described in the unaudited pro forma financial information and notes thereto included elsewhere in this Proxy Statement. The net income (loss) and book value per common share of Intellicall common stock on an equivalent pro forma combined basis giving effect to the merger would be the same as is shown for the Surviving Corporation since the Exchange Ratio is one-for-one. Neither company paid any dividends to their shareholders during the periods presented.

    The information set forth below should be read in conjunction with the respective audited and unaudited financial statements and related notes of Intellicall and Wireless WebConnect! included elsewhere in this Proxy Statement and the unaudited summary pro forma financial information and notes thereto included elsewhere in this Proxy Statement.

                          PER SHARE COMMON STOCK DATA
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                 YEAR ENDED        NINE MONTHS ENDED
                                                             DECEMBER 31, 1999    SEPTEMBER 30, 2000
                                                             ------------------   -------------------
INTELLICALL--HISTORICAL:
  Book value per common share -- basic.....................        $  (.03)             $   .37
  Book value per common share -- diluted...................           (.03)                 .33
  Basic net income (loss) per share from continuing
  operations...............................................           (.76)                 .40
  Diluted net income (loss) per share from continuing
  operations...............................................           (.76)                 .37
  Market value per share...................................        $  1.13              $  1.00
  Weighted average number of basic shares outstanding......         12,132               13,056
  Weighted average number of diluted shares outstanding....         12,132               14,404

WIRELESS WEBCONNECT!--HISTORICAL:
  Book value per common share..............................        $ 17.36              $  4.60
  Net income (loss) per common share.......................        $  3.37              $ (8.44)
  Average number of shares outstanding.....................             10(b)                10(b)

SURVIVING CORPORATION--PRO FORMA:
  Book value per share -- basic............................             (a)             $   .14
  Book value per share -- diluted..........................             (a)                 .13
  Basic net income (loss) per share from continuing
  operations...............................................        $  (.10)                 .21
  Diluted net income (loss) per share from continuing
  operations...............................................        $  (.10)             $   .20
  Weighted average number of basic shares outstanding......         33,945               34,869
  Weighted average number of diluted shares outstanding....         33,945               36,340


------------------------


(a) A pro forma balance sheet as of December 31, 1999 is not presented.



(b) Amount is presented on a pro forma basis as Wireless WebConnect! operated as a partnership prior to May 2000.

                               TABLE OF CONTENTS


Summary Term Sheet For the Merger...........................    2
Record Date and Voting Securities...........................   13
Quorum and Voting...........................................   13
Cautionary Statement Concerning Forward-Looking
  Statements................................................   15
Proposal No. 1 Approval of the Merger Agreement.............   15
The Merger..................................................   15
  History of the Merger.....................................   15
  Reasons For The Merger....................................   18
  Interest Of Certain Persons In The Merger Agreement.......   20
  Accounting Treatment Of The Merger........................   20
  Regulatory Approvals......................................   20
  Material Federal Income Tax Consequences..................   21
  Fairness Opinion..........................................   22
Summary of the Merger Agreement.............................   27
  The Merger................................................   27
  Effective Time Of The Merger..............................   27
  Loan to Wireless WebConnect!..............................   27
  Conversion Of Shares--Exchange Ratio......................   27
  Creation Of Escrow........................................   27
  Representations And Warranties............................   28
  Other Agreements And Covenants............................   29
  Assets, Liabilities, Business or Prospects................   30
  Closing...................................................   31
  Conditions Precedent......................................   31
  Registration Rights.......................................   32
  Indemnification...........................................   32
  Appointment Of Directors..................................   32
  Non-Solicitation..........................................   33
  Termination...............................................   33
Unaudited Pro Forma Consolidated Statement of Operations and
  Balance Sheet of the Surviving Corporation................   34
Proforma Combined Condensed Statement of Operations for the
  Nine Months Ended September 30, 2000......................   35
Proforma Combined Condensed Statement of Operations for the
  Year Ended December 31, 1999..............................   36
Proforma Combined Balance Sheet as of September 30, 2000....   37
Notes to Pro Forma Consolidated Statements of Operations and
  Balance Sheet.............................................   38
Comparative Per Share Data..................................   38
  Per Share Common Stock Data...............................   39
Description of Intellicall..................................   39
  Selected Historical Financial Information of
    Intellicall.............................................   48
  Management's Discussion and Analysis of Financial
    Condition and Results of Operations of Intellicall......   49
  Changes in Certifying Accountant..........................   56
  Intellicall Management....................................   57
  Section 16(a) Beneficial Ownership Reporting Compliance...   58
  Committees and Meetings of the Board of Directors.........   58
  Compensation Committee Interlock, and Insider
    Participation...........................................   59
Organization and Compensation Committee Report on Executive
  Compensation..............................................   59

  CEO and Executive Officer Compensation....................   59
  Executive Compensation....................................   61
  Option Grants in Last Fiscal Year.........................   61
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
    Year-End Option Values..................................   62
  Director Compensation.....................................   62
  Indemnification Arrangements..............................   62
  1991 Stock Option Plan....................................   62
  Stock Performance Chart...................................   63
Security Ownership of Certain Beneficial Owners and
  Management of Intellicall.................................   64
Certain Relationships and Related Transactions of
  Intellicall...............................................   65
Description of Wireless WebConnect! ........................   67
  Selected Historical Financial Data of Wireless
    WebConnect!.............................................   67
  Management's Discussion and Analysis of Financial
    Condition and Results of Operations of Wireless
    WebConnect!.............................................   70
Market Price, Dividends and Stockholder Ownership After the
  Merger....................................................   73
Proposal No. 2 Amendment to the Certificate of Incorporation
  to Change the Name to Wireless WebConnect! Inc............   75
Proposal No. 3 Amendment to the Certificate of Incorporation
  to Increase the Number of Authorized Shares of Common
  Stock.....................................................   75
Proposal No. 4 Amendment of the Plan........................   76
  General...................................................   77
  Administration of the 1991 Plan...........................   77
  Eligibility...............................................   77
  Grant, Term, and Restrictions on Awards...................   78
  Purchase Price for Incentive Options......................   78
  Termination of Awards.....................................   78
  Certain Events............................................   78
  Amendments................................................   79
  Options Granted...........................................   79
  Federal Income Tax Consequences...........................   79
Proposal No. 5 Election of Directors........................   80
Where You Can Find More Information.........................   82
Stockholder Proposals.......................................   82
Independent Public Accountants..............................   82
Other Business..............................................   82
Miscellaneous...............................................   82
Index to Financial Statements and Financial Statement
  Schedules.................................................  F-1



Agreement and Plan of Merger................................  Appendix A-1
Amendment No. 1 to Agreement and Plan of Merger.............  Appendix B-1
Amendment No. 2 to Agreement and Plan of Merger.............  Appendix C-1
Amendment No. 3 to Agreement and Plan of Merger.............  Appendix D-1
Intellicall, Inc. 1991 Stock Option Plan....................  Appendix E-1
Audit Committee Charter.....................................  Appendix F-1
Fairness Opinion............................................  Appendix G-1

                       RECORD DATE AND VOTING SECURITIES


    The record date for determining the stockholders entitled to vote at the meeting is the close of business on January 18, 2001, at which time we had issued and outstanding 13,083,311 shares of common stock. Common stock is our only class of outstanding voting securities.


                               QUORUM AND VOTING

    The presence at the meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum to transact business. Each share represented at the meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of common stock on the record date shall be entitled to cast one vote for each share of common stock registered in such holder's name.

    Nominees, such as banks and brokers who hold shares in street name, have the discretionary authority to vote on certain routine matters on which they have not received instructions from beneficial owners. However, brokers do not have discretionary authority and may not vote shares held for customers on approval of certain other matters without specific instructions from such customers. "Broker non-votes" on any such proposal (where a broker submits a proxy but does not have discretionary authority to vote a customer's shares on such proposal when specific instructions are not received) will not be included in the vote totals on that proposal.

    The approval of the issuance of common stock with respect to the merger requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting, entitled to vote thereon, provided a quorum is present. Brokers do not have discretionary authority to vote on the issuance. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum but will have the same effect as a vote against such proposal.

    The approval of the amendment to the certificate of incorporation to change our name to Wireless WebConnect! and increase of the number of shares authorized for issuance requires the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote thereon, provided a quorum is present. Brokers have discretionary authority to vote on the amendments to the certificate of incorporation. Abstentions on such proposal may be specified and will be counted as shares present for purposes of determining a quorum but will have the same effect as a vote against such proposal.

    The approval of the amendment to the 1991 Stock Option Plan requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting, entitled to vote thereon, provided a quorum is present. Brokers do not have discretionary authority to vote on the amendment to the plan. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum but will have the same effect as a vote against such proposal.

    The election of a nominee to serve as a director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the meeting, entitled to vote thereon, provided a quorum is present. Votes may be cast in favor or withheld with respect to each nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority to vote for nominees.

    The holders of common stock are not entitled to dissenters' appraisal rights under the Delaware General Corporation Law with respect to any of the proposals set forth in this Proxy Statement.


    Properly executed proxies that Intellicall receives before the vote at the meeting, which are not revoked, will be voted in accordance with the instructions indicated on the proxies. If a stockholder submits a validly executed proxy, but does not indicate how a proxy is to be voted, the proxy holders will vote the proxy FOR each matter that does not indicate how it is to be voted. An Intellicall stockholder who has given a proxy may revoke it at any time prior to its exercise at the meeting by:



    - Giving written notice of revocation to the Secretary of Intellicall;



    - Properly submitting to Intellicall a duly executed proxy bearing a later date; or



    - Attending the meeting and voting in person.



    All written notices of revocation and other communications with respect to revocation of proxies should be sent to Chase Mellon Shareholder Services, 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention: Tim Reagan and
received by            , 2001. If no instructions are indicated, the proxies
will be voted FOR each of the proposals.


    If there are not sufficient votes to approve the proposals at the time of the meeting, if necessary, the proxy holders may vote to adjourn and postpone the meeting in order to permit further solicitation of proxies.

                        CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

    This Proxy Statement contains forward-looking statements we believe are within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to Intellicall's financial condition, results of operations and business, and on the expected impact of the merger on Intellicall's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

                                 PROPOSAL NO. 1
                      APPROVAL OF ISSUANCE OF COMMON STOCK


    On August 29, 2000, Intellicall, Wireless WebConnect! and WWC
Acquisition, Inc., a wholly-owned subsidiary of Intellicall ("Merger Sub") entered into the merger agreement, whereby Merger Sub will merge with and into Wireless WebConnect!. Wireless WebConnect! will survive the merger and will be a wholly-owned subsidiary of Intellicall. Holders of Wireless WebConnect! common stock will be entitled to receive shares of Intellicall common stock in the merger. Intellicall will issue an aggregate of 21,803,148 shares of common stock to the six common shareholders of Wireless WebConnect!, who will then own collectively approximately 62.5% of the issued and outstanding shares of Intellicall common stock. The value of the transaction is based on Intellicall's average closing price per share for three days before and after January 25, 2001, or $.6750 per share. Based on that price per share, the value of the transaction is approximately $15.0 million. In addition, after the merger is closed, Intellicall has agreed that the former Wireless WebConnect! employees who become Intellicall employees will be eligible to receive options to purchase an aggregate of 1.5 million shares of Intellicall common stock under Intellicall's 1991 Stock Option Plan. Proposal No. 4 to increase the shares authorized under that plan must be approved in order to satisfy that agreement.


    The issuance of the shares of Intellicall common stock in connection with the merger is subject to the approval of the stockholders of Intellicall.


    This section of the Proxy Statement describes aspects of the merger agreement and the proposed merger. To fully understand the discussion of the merger in this document and the discussion of the principal terms of the merger agreement, please read the entire merger agreement and each of the amendments to the merger agreement, copies of which are attached to this Proxy Statement in APPENDIX A, APPENDIX B, APPENDIX C and APPENDIX D, respectively. All references to the merger agreement are deemed to include the amendments to the merger agreement.



    OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE ISSUANCE OF 21,803,148 SHARES OF INTELLICALL COMMON STOCK WITH RESPECT TO THE MERGER.


                                   THE MERGER

HISTORY OF THE MERGER

    Although Intellicall's traditional business was the manufacture of payphones and related customer services, the payphone industry has been in a steady decline over recent years due to several factors, including:

    - the rise in low cost long distance, which forced payphone operators to reduce long distance fees and resulted in a loss of a major source of substantial revenue;

    - the increase in low cost single rate plan cellphones, which allowed many traditional payphone users to cost effectively move to cell phones; and

    - the advent of 800 numbers and prepaid calling cards, which allowed traditional payphone users to bypass the long distance service provided by payphone operators.


    Industry changes and changes in user dynamics resulted in a decline in the total number of payphones used in the U.S. market. Although we attempted to size our operations to the industry, the decline was continuous and the weaknesses of the industry continued. As a result, during 1999, we engaged Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. to assist us in exploring strategic alternatives to exit the payphone business. Initially, this strategy was to explore opportunities in our market, and when that resulted in no prospects, we moved outside our market. We considered several options, including attempts to consolidate with the following:


    - other payphone manufacturers;

    - a retail Internet sales company;

    - a custom aluminum manufacturing company; and

    - international 800 by-pass opportunities.


These options were either brought to us by Houlihan Lokey or Houlihan Lokey participated in discussions of whether to pursue these opportunities. While all of these possibilities were investigated, none possessed the combination of a reasonable growth opportunity as well as a fair exchange to our stockholders. We are continuing to explore strategic alternatives with respect to our pay phone business. These alternatives include, without limitation, a sale of such business or a liquidation thereof. We do not currently have an agreement to sell our pay phone business.



    To assist us with our efforts, we hired Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc., an investment banking firm, to assist us in identifying strategic opportunities. Initially, we structured a merger with Heads Up Technologies, Inc, a company involved in the interactive gaming market and production of aviation electronics. The merger with Heads Up would have also resulted in a change of control of Intellicall. The business opportunities presented by the merger, including anticipated cost reductions and the ability to expand in new markets, did not justify the cost of combining the two companies. Heads Up also experienced difficulty in obtaining a critical vote pledge from its stockholders. For these reasons, pursuant to the terms of that merger agreement that provided that the parties could mutually agree to terminate the merger agreement, Intellicall and Heads Up cancelled the proposed merger in July 2000. The merger agreement with Heads Up was terminated before approval was submitted to our shareholders. After terminating the merger agreement with Heads Up, we continued to pursue strategic alternatives. Houlihan, Lokey, introduced us to the current opportunity with Wireless WebConnect!.


    On or about July 11, 2000, Houlihan Lokey contacted John McDonald, President and Chief Executive Officer of Intellicall, relating to an opportunity in the wireless Internet area with Wireless WebConnect!. During this call, Mr. McDonald received a brief history of Wireless WebConnect! and its current activities and business plan. The Chief Executive Officer of Wireless WebConnect!, G.T. Finn, contacted Mr. McDonald the following day, and invited him to visit Wireless WebConnect! to determine if there was any interest in a possible strategic relationship.

    Mr. McDonald determined there was value in having an introductory meeting to better understand Wireless WebConnect!'s business model and determine if there could be a future strategic fit. Mr. McDonald discussed this with Bill Hunt, Intellicall's chairman of the board of directors, and both agreed to meet with Wireless WebConnect! on July 18, 2000, in San Jose, California.
Messrs. McDonald and Hunt visited Wireless WebConnect! and also met with the network service provider, Metricom, Inc., for which Wireless WebConnect! is a reseller. Both concluded this was a very interesting business model, and would keep it in mind as Intellicall moved ahead with its strategic realignment. In attendance at the meeting were Mr. Finn, Mike Campbell, Sr. Vice President of

Wireless WebConnect!, Bob Cefoil of RC&A Group, investment banker for Wireless WebConnect!, and Tracy Albert from Houlihan Lokey.

    On the afternoon of July 20, 2000, Mr. McDonald called a special telephonic board meeting to inform the Intellicall board of the inquiry regarding Wireless WebConnect! and subsequent introductory meeting with Wireless WebConnect!. The board agreed that Intellicall should aggressively pursue additional discussions with Wireless WebConnect! to determine if an opportunity existed.

    During the period from July 20 through July 25, 2000, Intellicall performed preliminary due diligence with respect to Wireless WebConnect! and Metricom, and participated in several telephone conversations and exchanged informational material with the companies. Toward the end of this period, the board discussed a strategic relationship, including the possibility of a merger. The parties also discussed in general terms, how a merger would be structured. During these discussions, it was agreed that the parties should immediately meet to discuss details of a merger. All parties agreed to meet at Intellicall's offices on July 26, 2000.

    Attending the July 26, 2000 meeting were Mr. Finn, Mr. Campbell, Philip Jepsen, Vice President Operations for Wireless WebConnect!, Mr. Cefoil,
Mr. McDonald, Mr. Hunt, Phil Boyd, Chief Financial Officer of Intellicall, and Mr. Albert. At this meeting the parties continued their discussion relating to a merger. The parties reached general agreement on a structure for the merger; as well as discussed operational and sales plans and other possible strategic opportunities. At the close of the meeting, all parties agreed there were compelling reasons to proceed with the merger, including:

    - the continued decline of the payphone industry coupled with the strong trend among businesses and consumers toward mobile access;

    - the potential to enter the growing wireless data/Internet industry at an early stage;

    - the opportunity to capitalize on Wireless WebConnect!'s track record in selling the previous Metricom offering as well as its knowledge of the mobile consumer and the mobile market; and

    - the synergies of the respective management teams.

All of these factors contributed to our decision to enter the wireless Internet market and go forward with the merger. All parties agreed to begin developing a definitive agreement and exchange initial due diligence material.

    On August 1, 2000 the parties met at Intellicall's offices to finalize several matters relating to the structure of the merger and a more definitive agreement. In attendance were Mr. Campbell, Steven Hayes, attorney for Wireless WebConnect!, Mr. Cefoil, Mr. McDonald, Mr. Hunt, Mr. Boyd, Richard Dahlson, attorney for Intellicall, and Mr. Albert. Valuation, organization, operating, financial, sales and other matters were discussed. General agreement was reached on all matters relating to the structure of the merger and definitive agreement. It was agreed the parties would immediately complete development of a merger agreement and continue the exchange of due diligence material.

    From August 2 through August 23, 2000, negotiations continued with respect to the merger agreement and due diligence continued. On August 23, 2000, the merger agreement was essentially complete and was sent to the Intellicall board members for review, comments and questions.

    On August 29, 2000 a special telephonic board meeting was held. At this meeting the Intellicall board unanimously voted to approve the merger agreement and the transactions contemplated thereby and recommended that the issuance of common stock relating to the merger be submitted to the stockholders for approval. The merger agreement was executed by the parties on August 29, 2000.


    Intellicall does not currently have an agreement to sell its current business. The current unprofitable nature and future sale of that business was discussed with Wireless WebConnect!. The sale or liquidation of that business did not factor in the terms or consideration being paid in the merger, and the consideration being paid in the merger will not change whether or not that business is sold before the merger. It is the intent of the Wireless WebConnect! shareholders, who will have control after the merger, to sell or liquidate that business after the merger. Intellicall has not made a final determination regarding this business if the merger does not occur. Intellicall intends to seek stockholder approval for the sale of the pay phone business if a definitive agreement is reached before the merger is approved by the stockholders and will resolicit shareholder approval of the merger. After the merger is completed the sale of the pay phone business will not be a sale of all or substantially all of Intellicall's assets and, therefore, will not require stockholder approval under Delaware state law. Additionally, if Intellicall does ultimately decide to discontinue the pay phone business, Intellicall will not resolicit stockholder approval because it is not required under Delaware state law.


REASONS FOR THE MERGER


    Intellicall's business plan has been to initiate a strategic move to create opportunity for growth. This was necessary due to the rapid decline in Intellicall's traditional business. A primary focus of Intellicall's strategy was to enter into a business field with sustained growth potential. The board has determined that the terms of the merger agreement are fair to and in the best interests of Intellicall and its stockholders. The board considered all material factors in reaching this decision, which are set forth below:



    - The merger facilitates the transition of Intellicall from a manufacturer of low margin, capital intensive products wherein revenue and income is dependent on the ability to sell into an ever decreasing payphone market. The combined entity will move from Intellicall's capital intensive, low margin manufacturing model where margins are approximately 3.7% as of September 30, 2000 to Wireless WebConnect's service entity model with projected margins of approximately 40% resulting from a recurring subscriber based revenue stream.



    - The merger allows Intellicall early entry into an emerging wireless Internet market, providing Intellicall with the opportunity to move quickly and decisively in establishing a competitive advantage. Given the infancy of wireless Internet access, there is currently no dominate provider of similar products and services.



    - Wireless WebConnect! has a five year proven track record in identifying prospective mobile consumers and successfully selling its Metricom offering to those customers. Wireless WebConnect! has demonstrated the ability to establish and grow its subscriber base within this market and is recognized as a premier provider of the Metricom product line. Specifically, Wireless WebConnect! has contributed to the growth of Metricom's subscriber base for its latest Ricochet product from 0 subscribers to over 10,500 subscribers since July 2000.


    - Intellicall provides experience and access to capital markets through its well established relationships with lenders, finance companies and underwriters. The ability to raise capital may be necessary during the expansion of the business and the execution of the combined business plan. Furthermore, Intellicall management compliments and augments the expertise of Wireless WebConnect!'s management team in the areas of telephonic network communications, sales and marketing, accounting and finance and customer service and support.

    It is recognized that benefits of the merger may not be realized, and that the following risks are associated with the merger, including:


    - difficulty in transitioning Intellicall from a manufacturing entity to a service based entity and disposing under-performing or non-performing assets in the transition period;


    - entry of competition into the emerging wireless Internet market by entities that are better financed and capitalized, which may enable such entities to gain significant market share quicker and more effectively than the merged company;

    - reluctance of the wireless Internet consumer to accept products and services offered by the merged company;

    - difficulty of assimilating the operations and personnel of the companies in order to realize the consolidation benefit and synergies of the merger;

    - reluctance or inability of external financing sources to provide needed financing for working capital and business expansion;

    - the possibility that the merger may not be completed, resulting in the public's negative response;

    - the issuance of common stock could dilute the currently outstanding shares of common stock;

    - we will be engaging in a business in which we have not previously been engaged;

    - Wireless WebConnect! has only one product which it receives from a sole source provider;

    - our failure to respond to rapid technological changes could impair our operating results;

    - the merger will result in a change of control of Intellicall and the interests and direction of the post-merger management of Intellicall could differ dramatically from the current management;


    - the merger will substantially limit or effectively eliminate Intellicall's net operating losses for federal income tax purposes because of the change in control; and



    - we will be required to file an application to re-list our common stock on the American Stock Exchange because the merger will result in a change of control of Intellicall and such re-listing efforts may be unsuccessful. A failure to successfully re-list our common stock on the American Stock Exchange could cause investors not to invest in our common stock and investment bankers not to provide coverage of our common stock. Additionally, stockholders of our common stock would loose certain protections afforded by the American Stock Exchange Listing Standards, Policies and Requirements including, among other things, requiring stockholder approval of issuances of 20% or more of the current outstanding common stock or equivalents at less than book or market value. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations--Recent Developments" for a Discussion of the American Stock Exchange's notice to Intellicall that it is subject to delisting on grounds other than as a result of the merger.


    Additionally, there are risks associated with the wireless Internet market that were considered by the board. Our future success depends heavily on the acceptance and wide use of the Internet for electronic business. If electronic business does not continue to grow or grows more slowly than expected, demand for our products and services will be reduced.

    Intellicall's management believes that the benefits derived by completing the merger as identified outweigh the potential risks associated with the merger. Failure to reconstitute Intellicall and move into a recognized growth market such as wireless Internet access, increases the risk that Intellicall will not survive in the long term.


    We expect the merger to be complete on or before February 28, 2001. As a result of the merger, Wireless WebConnect! will become a subsidiary of Intellicall. Moreover, the issuance of 62.5% of Intellicall's outstanding stock in the merger will result in a change in control. The ratio of Intellicall common stock to be issued for each share of Wireless WebConnect! common stock was considered to be in the best interests of Intellicall and its stockholders in consideration of the opportunity that existed for growth in the wireless market. Wireless WebConnect! had the experience and customer service expertise to allow rapid deployment and development of sales and service. Intellicall's future in the public access arena was bleak and possessed no viable growth options.

    Intellicall's contribution to the merger was personnel experienced in several areas where Wireless WebConnect! needed to be strengthened, including the areas of finance, contract administration, marketing, strategic development. The Intellicall board believes there is a strong synergy between the two companies.

INTERESTS OF CERTAIN PERSONS IN THE MERGER AGREEMENT


    Some of Intellicall's directors and officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in Intellicall. The members of the board knew about these additional interests, and considered them, when they approved the merger agreement. The interests include a new employment agreement with Mr. McDonald to be executed upon the closing of the merger. See "Intellicall Management--CEO Compensation" below for a description of that employment agreement. Additionally, in exchange for Mr. McDonald's agreement to forego a change of control payment due upon the closing of the merger contained in Mr. McDonald's existing employment agreement, the Intellicall board agreed to grant and immediately vest nonqualified stock options to Mr. McDonald to purchase up to 565,000 shares of Intellicall common stock immediately upon the closing of the merger. The total value of the options, based on a strike price of $.81 per share, is approximately $60,000. As part of the new employment agreement, Mr. McDonald will also receive a bonus equal to 50% of his current salary upon closing of the merger.



ACCOUNTING TREATMENT OF THE MERGER



    Wireless WebConnect! will be considered the accounting acquirer since the former Wireless WebConnect! shareholders will control Intellicall through their holdings of approximately 62.5% of the combined outstanding shares of Intellicall common stock and will have control over the Board of Directors of Intellicall after the merger is effective. Because Intellicall is the legal acquirer, this is considered a "reverse acquisition."



    Accordingly, the business combination will be accounted for as an acquisition of assets (primarily cash and net assets held for sale) and assumption of liabilities (primarily debt) and no goodwill will be recorded. Wireless WebConnect! plans to discontinue or dispose of Intellicall's remaining payphone business operations within one year of the date of acquisition. Intellicall (the acquiree) will have no continuing operations and Wireless WebConnect! will only be acquiring tangible net assets. The assets acquired and liabilities assumed will be recorded at their estimated fair value on the date of acquisition with a corresponding entry to equity for the shares issued.



    Under the terms of Amendment No. 1 to the Agreement and Plan of Merger, Intellicall and Wireless WebConnect! agree that at the effective time of the merger, a pool of 1.5 million options shall be available for grant under Intellicall's 1991 Stock Option Plan to the former employees of Wireless WebConnect! who become employees of Intellicall upon consummation of the merger. These options will be accounted for if and when granted to the employees applying the provisions of APB No. 25.


REGULATORY APPROVALS

    At any time before or after the completion of the merger, the Antitrust Division of the Justice Department, the Federal Trade Commission or another third party could seek to enjoin or rescind the merger on antitrust grounds. In addition, at any time before or after the completion of the merger, any state could take action under state antitrust laws that it deems necessary or desirable in the public interest. We believe that the merger will not violate any antitrust laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the merger. However, we cannot assure you that there will be no challenge to the merger on antitrust grounds, or if such a challenge is made, what the result will be.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of all material federal income tax consequences of the merger, based on the Internal Revenue Code of 1986, as amended, the corresponding Treasury Regulations, administrative rulings and court decisions, all as in effect as of the date of this Proxy Statement and all of which are subject to change at any time, possibly with retroactive effect. This summary does not address any applicable foreign, state or local laws.


    It is the opinion of Jackson Walker L.L.P., that the merger will qualify as a tax-free reorganization under Section 368 of the Code, with the following consequences:


    - neither Intellicall nor its stockholders will recognize gain or loss for federal income tax purposes solely as a result of the merger;

    - Wireless WebConnect! will not recognize gain or loss solely as a result of the merger; and

    - the parties are not requesting a ruling from the Internal Revenue Service in connection with the merger. It is a condition to Intellicall's obligations under the merger agreement to deliver a legal opinion from its counsel, confirming that, based on certain assumptions and subject to certain qualifications, the merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Jackson Walker L.L.P., Intellicall's counsel, has issued a legal opinion regarding the tax consequences in connection with the merger.

                                FAIRNESS OPINION

    Intellicall engaged Houlihan Lokey Howard & Zukin Financial Advisors, Inc., to act as its financial advisor in connection with the merger.


    Intellicall instructed Houlihan Lokey, in its role as a financial advisor, to evaluate the fairness from a financial point of view, of the merger to the stockholders of Intellicall. On January 5, 2001, Houlihan Lokey delivered its oral opinion to Intellicall's Board (confirmed in writing on January 5, 2001) to the effect that as of such date and based upon and subject to certain matters stated therein, from a financial point of view, the merger is fair to the stockholders of Intellicall. On or about January 31, 2001, the terms of the merger were amended, pursuant to Amendment No. 3 to the Agreement and Plan of Merger, to reflect an exchange ratio of 2,180.314 common shares of Intellicall stock for each share of Wireless WebConnect's stock (the "Exchange Ratio"). Houlihan Lokey subsequently revised its opinion to reflect the updated Exchange Ratio and delivered its oral opinion to Intellicall's board to the effect that as of such date and based upon and subject to certain matters stated therein, from a financial point of view, the merger is fair to the shareholders of Intellicall. Intellicall's management had ongoing discussions with Houlihan Lokey regarding the basis of Houlihan Lokey's material analysis and those discussions were disclosed to the Intellicall board. Intellicall did not perform an independent analysis of Houlihan Lokey's basis for its opinion. Intellicall feels it is appropriate to rely on its discussion with Houlihan Lokey based on its eighteen month relationship with that firm.



    Intellicall imposed no limitations on the scope of Houlihan Lokey's investigation or the procedures to be followed by Houlihan Lokey in rendering its fairness opinion. Houlihan Lokey's fairness opinion was addressed to Intellicall's board in connection with the merger.


    Houlihan Lokey's fairness opinion addresses only fairness from a financial point of view of the merger to the stockholders of Intellicall, and does not constitute a recommendation as to how such holders or any other person should vote with respect to the merger. Houlihan Lokey has not been requested and does not intend to further update, revise or reaffirm its fairness opinion in connection with the merger, unless requested to do so by the board. Events that could affect the fairness of the merger, from a financial point of view, include adverse changes in industry performance or market conditions and changes to the business, financial condition and results of operations of Intellicall or Wireless WebConnect!.

    Houlihan Lokey did not, and was not requested by us to make any recommendations as to the form or terms of the merger, and does not express any opinion as to the fairness of any aspect of the merger not expressly addressed in its fairness opinion. Houlihan Lokey was not asked to opine on and does not express any opinion as to the tax consequences of the merger, the public market values or realizable value of Intellicall's common stock or the prices at which its common stock may trade following the merger.


    Houlihan Lokey is a nationally recognized investment banking firm that provides financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities. Intellicall agreed to pay Houlihan Lokey a fee of $200,000 for the preparation and delivery of its fairness opinion. No portion of Houlihan Lokey's fee for the fairness opinion is contingent upon the successful completion of the merger. Intellicall agreed to indemnify Houlihan Lokey and its affiliates against certain liabilities, including liabilities under federal securities laws that may arise out of the engagement of Houlihan Lokey. During 1999, Intellicall first engaged Houlihan Lokey to identify persons who might have an interest in acquiring Intellicall. Intellicall selected Houlihan Lokey because it specializes in telecommunications companies similar to Intellicall. Intellicall paid Houlihan Lokey a retainer fee of $75,000, with an additional fee payable upon a sale of Intellicall. In addition, during 2000 Intellicall engaged Houlihan Lokey to evaluate the fairness of the Heads Up transaction from a financial point of view to the shareholders of Intellicall. Prior to

Houlihan Lokey completing that fairness opinion, the Heads Up transaction was cancelled as management of both Heads Up and Intellicall felt the business opportunities and cost savings did not justify the cost of combining the two companies. Houlihan Lokey was paid a fee of $250,000 for the work it performed prior to cancellation. Upon completion of the merger, Houlihan Lokey will receive a success fee for its services in representing Intellicall in the merger, and apart from performing the fairness opinion, of approximately $300,000.



    THE FULL TEXT OF HOULIHAN LOKEY'S WRITTEN FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, GENERAL PROCEDURES FOLLOWED, FACTORS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY HOULIHAN LOKEY IN RENDERING ITS FAIRNESS OPINION IS ATTACHED AS APPENDIX G AND IS INCORPORATED HEREIN BY REFERENCE. YOU ARE URGED TO AND SHOULD CAREFULLY READ THE FAIRNESS OPINION IN ITS ENTIRETY.



    In order to determine the fairness, from a financial point of view, of the merger to the stockholders of Intellicall, Houlihan Lokey conducted the following analyses:


    - a liquidation approach, whereby Intellicall's management estimated the likely recovery associated with a liquidation of Intellicall;

    - consideration of Intellicall's publicly traded stock price;


    - a market valuation approach whereby Wireless WebConnect!'s 9-month revenues ended September 30, 2000, annualized to equate to a full year, its estimated subscribers at December 31, 2000, and projected revenues and subscribers for the fiscal year ending December 31, 2001 were multiplied by risk adjusted multiples based upon a comparison of Wireless WebConnect! and comparable publicly traded companies;



    - a market valuation approach whereby Wireless WebConnect!'s 9-month revenues ended September 30, 2000, annualized to equate to a full year, were multiplied by risk adjusted multiples based upon a comparison of Wireless WebConnect! and the targets in certain merger and acquisition transactions; and



    - an analysis of the current exchange ratio of 2,180.314 shares of Intellicall's common stock for each share of Wireless WebConnect!'s common stock (herein referred to as the Exchange Ratio) versus the exchange ratio implied in the stand-alone valuations of Intellicall and Wireless WebConnect!.



INTELLICALL VALUATION ANALYSIS


    LIQUIDATION APPROACH: Management of Intellicall provided estimates of the fair market values of Intellicall's assets and liabilities, and the costs that would be incurred in ceasing operations in an orderly liquidation. Houlihan Lokey considered the liquidation approach to be the appropriate one for valuing Intellicall based upon management's representations, the reference in the report of independent accountants on Intellicall's 1999 audited financial statements to
Note 4 addressing Intellicall's ability to operate after December 31, 2000, and the reference in this Proxy Statement under the discussion of Intellicall's liquidity and capital resources suggesting that Intellicall's future is, in part, dependent on its ability to execute the merger. Houlihan Lokey also noted that during its engagement in 1999 to find an acquirer for Intellicall, Houlihan Lokey received only two bids, both of which were based on balance sheet items, as opposed to the value of Intellicall as an operating business.


    Accordingly, the value of Intellicall on a stand-alone basis is most accurately measured by the value of its assets less its liabilities. In the absence of a merger with Wireless WebConnect!, Intellicall management indicated that Intellicall would likely liquidate, and as such the costs for it to cease operations were factored into the liquidation analysis. Based on the liquidation approach using Intellicall's September 30, 2000 balance sheet, the value of its shareholders equity is in the range of approximately zero, or nominal, and $3.10 million, with a midpoint of $1.6 million.

    CONSIDERATION OF PUBLICLY TRADED PRICE: Houlihan Lokey reviewed the historical market prices and trading volumes for Intellicall's publicly traded common stock. Intellicall's closing price on January 4, 2001 was $0.6875, and its market value of equity was approximately $9.0 million based on 13,083,311 basic shares outstanding. According to Houlihan Lokey, the value of Intellicall's stock price is likely not reflective of Intellicall's value on a stand-alone basis as: (1) the stock is thinly traded as evidenced by an average daily trading volume of approximately 40,500 for the six month period preceding January 4, 2001, or roughly .3% of the total public float; (2) the stock has no analyst coverage; and (3) only 2.7% of the stock is owned by institutions.



WIRELESS WEBCONNECT! VALUATION ANALYSIS



    COMPARABLE COMPANY MARKET MULTIPLE APPROACH: Using publicly available information, Houlihan Lokey compared selected financial data of Wireless WebConnect! to similar data of various companies engaged in businesses considered by Houlihan Lokey to be comparable to Wireless WebConnect!, including: GoAmerica, Inc., Omnisky Corp., Aether Systems, Inc., and
Metricom, Inc. For each of the comparable companies, Houlihan Lokey calculated, reviewed and analyzed numerous financial and operating performance ratios, as well as numerous market capitalization ratios, such as enterprise value (aggregate equity plus total interest-bearing debt, referred to herein as "EV") to revenue and subscribers for 2000, 2001, and 2002. The multiples of EV to projected 2000 revenue for the comparable companies ranged from 9.0x to 44.8x, with 23.4x as the median. The multiples of EV to projected 2001 revenue for the comparable companies ranged from 1.4x to 5.5x, with 3.4x as the median. The multiples of EV to projected 2002 revenue for the comparable companies ranged from 0.4x to 1.8x, with 1.8x as the median. The multiples of EV to projected 2001 subscribers for the comparable companies ranged from 299x to 5,312x, with 832x as the median. The multiples of EV to projected 2002 subscribers for the comparable companies ranged from 193x to 2,150x, with 562x as the median.



    There are significant inherent differences between Wireless WebConnect!'s business, operations and prospects and those of the comparable companies, including Wireless WebConnect!'s start-up nature, dependence on one network provider (i.e., Metricom), and smaller cash position when compared to the comparable companies. Accordingly, Houlihan Lokey believed that it was inappropriate to, and therefore did not, rely solely on the above-described quantitative results of the comparable company analysis. Houlihan Lokey also made qualitative judgments concerning differences between Wireless WebConnect!'s financial and operating characteristics and prospects and those of the comparable companies that would, in Houlihan Lokey's opinion, affect the valuation of Wireless WebConnect! relative to such public companies. Taking into account the aforementioned analyses, Houlihan Lokey applied a range of selected multiples of historical and projected revenues and subscribers to Wireless WebConnect!'s current revenues and subscriber base, which were at a discount compared to those multiples observed for the comparable companies.



    Houlihan Lokey's valuation of Wireless WebConnect! was based upon:
(1) Wireless WebConnect!'s revenues for the nine month period ended
September 30, 2000, adjusted to equate to an annualized period; (2) Wireless WebConnect!'s subscriber base as of December 31, 2000; (3) Wireless WebConnect!'s and Intellicall's management's forecasted revenues for 2001, and
(4) Wireless WebConnect!'s and Intellicall's management's forecasted subscribers at December 31, 2001. Multiples that Houlihan Lokey applied to the aforementioned representative levels were, respectively: (1) 3.0x to 4.0x;
(2) 125x to 200x; (3) 0.4x to 0.7x; and (4) 125x to 200x. The resulting enterprise value indications ranged from $2.7 million to $16.6 million. In concluding on a value range, Houlihan Lokey placed greater emphasis on the year 2000 value indications. An average of the year 2000 valuation indications yielded an enterprise value range of $3.6 million to $5.1 million. From the indicated enterprise value range, subtracting Wireless WebConnect!'s debt of $250,000 as of September 30, 2000, and adding its cash balance (net of deferred revenue) of $509,000, resulted in a marketable minority equity value range on a stand-alone basis of $3.8 million to $5.4 million.

    TRANSACTION APPROACH: Using publicly available information, Houlihan Lokey searched for transactions of comparable companies. Houlihan Lokey identified
13 transactions involving primarily private target companies in the wireless telecommunications industry. The multiples of enterprise value to latest twelve months ("LTM") revenue for the comparable transactions ranged from 0.7x to 33.3x, with 4.7x as the median. Houlihan Lokey applied a selected range of multiples indicated in the comparable transactions to Wireless WebConnect!'s nine-month revenues ended September 30, 2000, annualized to reflect a full year, of 4.5x to 5.5x. The resulting range of enterprise value was $6.7 million to $8.2 million. Subtracting Wireless WebConnect!'s debt as of September 30, 2000 of $250,000 and a discount for minority interest of 17%, resulted in an indicated marketable minority equity value in the range of $5.4 million to $6.6 million.



    VALUE CONCLUSION: The Comparable Company Market Multiple Approach resulted in a range of equity values for Wireless WebConnect! of $3.8 million to $5.4 million. The Transaction Approach resulted in a range of equity values of $5.4 million to $6.6 million. Based on the average of the two aforementioned valuation methods, Houlihan Lokey's concluded value for the equity of Wireless WebConnect! was in the range of $4.6 million and $6.0 million, with a midpoint of $5.3 million.



EXCHANGE RATIO



    Pursuant to the amended terms of the merger, Intellicall will issue 21,803,148 new shares of common stock, and each of Wireless WebConnect!'s 10,000 shares outstanding will be converted into 2,180.3148 shares of common stock in Intellicall. Using the above-determined values for both Intellicall and Wireless WebConnect! of $1.6 million and $5.3 million, respectively, would indicate that an Exchange Ratio of approximately 4,477.869 is appropriate. As the actual Exchange Ratio of 2,180.314 represents fewer shares to be issued by Intellicall than that calculated based on the aforementioned valuation analysis, Houlihan Lokey determined that the merger was fair, from a financial point of view, to the shareholders of Intellicall.


CONCLUSION


    In conclusion, Houlihan Lokey's analyses indicated that the merger is fair, from a financial point of view, to the stockholders of Intellicall.


    In arriving at its fairness opinion, Houlihan Lokey reviewed key economic and market indicators, including growth in gross domestic product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's opinion is based on the business, economic, market and other conditions as they existed as of January 5, 2001 and on the projected financial information provided to Houlihan Lokey as of such date. In rendering its opinion, Houlihan Lokey has relied upon and assumed, without independent verification, that the historical and projected financial information provided to Houlihan Lokey by us was reasonably and accurately prepared based upon the best current available estimates of the financial results and condition of Intellicall and Wireless WebConnect! taken as a whole. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to Intellicall and Wireless WebConnect! and does not assume responsibility for it. Houlihan Lokey did not make any independent appraisal of Intellicall's or Wireless WebConnect!'s properties or assets.

    The summary set forth herein describes the material points of more detailed analyses performed by Houlihan Lokey in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description.

    In arriving at its opinion, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and summary set forth herein must be considered as a whole. In its analyses, Houlihan Lokey made numerous assumptions with respect to Intellicall and Wireless WebConnect!, industry performance, general business, economic, political, market and financial conditions and other matters, many of which are beyond the control of Intellicall. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. However, there were no specific factors reviewed by Houlihan Lokey that did not support its opinion. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

                        SUMMARY OF THE MERGER AGREEMENT


    The following is a brief summary of the provisions of the merger agreement and the first and second amendments to the merger agreement, copies of which are attached as APPENDIX A, APPENDIX B, APPENDIX C and APPENDIX D, respectively, to this Proxy Statement. Please read the entire merger agreement and the amendments to the merger agreement to fully understand the merger.


THE MERGER

    According to the terms of the merger agreement, at the effective time of the merger, a wholly owned subsidiary of Intellicall, Merger Sub, will be merged with Wireless WebConnect!. Wireless WebConnect! will be the surviving corporation and will become a wholly owned subsidiary of Intellicall.

EFFECTIVE TIME OF THE MERGER

    The closing of the transactions contemplated by the merger agreement will take place as soon as practicable after the date of the merger agreement, which we expect to occur on or before February 28, 2001. The closing cannot take place until after the stockholders of Intellicall approve the merger, the name change (see Proposal No. 2) and the increase in the authorized common stock (see Proposal No. 3). See "The Merger Agreement--Conditions to the Obligations of the Company, Parent and Merger Sub" for a description of the conditions that Intellicall, Merger Sub and Wireless WebConnect! must satisfy prior to completion of the merger.

    As soon as practicable after the closing, a plan of merger will be filed with the Secretary of State of the State of Florida, as provided in the Florida Business Corporation Act. The time at which the plan of merger is filed in Florida is referred to as the "effective time" of the merger.

LOAN TO WIRELESS WEBCONNECT!


    Pursuant to a promissory note, dated as of August 29, 2000 and attached as Exhibit C to APPENDIX A, Intellicall loaned Wireless WebConnect! $1.5 million dollars, which loan is secured by a security interest in certain property of Wireless WebConnect! covered by a security agreement, which is attached to this proxy statement as Exhibit D to APPENDIX A. The promissory note has an interest rate equal to eight percent (8%) per year, and is due and payable on August 29, 2001. Intellicall advances the principal to Wireless WebConnect! in a series of drawdowns at the request of Wireless WebConnect! in amounts ranging from $100,000 to $250,000. As of December 31, 2000 $750,000 had been advanced to
Wireless WebConnect! under the provisions of the promissory note.


CONVERSION OF SHARES--EXCHANGE RATIO


    Intellicall will issue a total of 21,803,148 shares of common stock in the merger. As a result of the merger, each share of Wireless WebConnect!'s common stock will be automatically converted into 2,180.314 shares of Intellicall common stock. This exchange ratio is based on 10,000 shares of Wireless WebConnect! common stock outstanding at the time of the merger. After the merger is completed, the former six common shareholders of Wireless WebConnect! common stock will own approximately 62.5% of Intellicall's issued and outstanding common stock and after the merger is effective the former employees of Wireless WebConnect! who become employees of Intellicall will be eligible to receive options to acquire in the aggregate an additional 1.5 million shares of Intellicall common stock. The Intellicall common stock is not entitled to preemptive rights.


CREATION OF ESCROW


    The Wireless WebConnect! stockholders have authorized the creation of an escrow with respect to indemnification matters in connection with the merger agreement. At the closing of the merger, 2,180,315 shares of common stock to be issued to the Wireless WebConnect! stockholders, will be placed in escrow. The escrow agreement, which is attached as Exhibit B to APPENDIX A will govern the terms under which shares of common stock issued to Wireless WebConnect! stockholders in the merger may be returned to Intellicall in the event of certain breaches of representations and warranties by Wireless WebConnect! and the Wireless WebConnect! stockholders.



    The escrowed shares will be held for the indemnification period, which is the earlier of March 1, 2002 or 30 days following the date of delivery to the Intellicall board of a consolidated audited statement of operations, stockholders' equity and cash flow of the merged company for the fiscal year ending December 31, 2001. The escrowed shares will not be available for resale during the escrow period. During the escrow period, the former Wireless WebConnect! shareholders will be entitled to exercise voting power with respect to their proportionate escrowed shares and will be entitled to all dividends paid on such shares. The escrowed shares will be returned to Intellicall if Intellicall incurs damages for breach of various material terms contained in the merger agreement.


REPRESENTATIONS AND WARRANTIES

    The merger agreement contains representations and warranties by Wireless WebConnect! relating to:

    - organization, authority and ownership;

    - the absence of a breach or any violations of Wireless WebConnect!'s articles of incorporation, bylaws, agreements and applicable law;

    - consents and approvals;

    - capitalization;

    - financial statements, assets, liabilities and obligations;

    - absence of certain changes or events;

    - absence of undisclosed liabilities;

    - compliance with laws;

    - taxes;

    - absence of litigation;

    - title to property, including real and personal property;

    - intellectual property;

    - employee benefit plans;

    - material contracts and agreements;

    - labor matters;

    - environmental matters;

    - insurance;

    - vote required to approve the merger agreement;

    - certain business practices;

    - customers and suppliers;

    - bank accounts;

    - year 2000 issues;

    - accuracy of the information in the proxy statement; and

    - brokers and finders.

    The merger agreement contains representations and warranties by the shareholders of Wireless WebConnect! relating to:

    - authority and their ownership of Wireless WebConnect! common stock;

    - the absence of a breach or of violations of any organizational document or applicable law;

    - consents and approvals;

    - brokers and finders; and

    - representation that the investment is exempt from registration.

    The merger agreement contains representations and warranties by Intellicall and Merger Sub relating to:

    - organization and authority;

    - the absence of a breach or of violations of either Intellicall's certificate of incorporation or merger sub's articles of incorporation, bylaws, agreements and applicable law;

    - consents and approvals;

    - capitalization;

    - SEC reports and financial statements;

    - absence of certain changes;

    - title to property;

    - brokers;

    - employee benefit plans;

    - labor matters; and

    - environmental matters.

OTHER AGREEMENTS AND COVENANTS

    Intellicall and Wireless WebConnect! have agreed that prior to the closing of the merger each of them will:

    - use its best efforts to cause the consummation of the merger;

    - operate its business in the usual and ordinary course;

    - use all reasonable efforts to preserve substantially intact its business organization and keep its material properties in as good repair and condition as at present;

    - provide reasonable access to each other to all offices, facilities and books;

    - use its best efforts to secure all necessary approvals and consents of third parties to the merger agreement;

    - deliver its disclosure schedule and all diligence materials on or prior to the fifth business day following the date of the merger agreement;

    - not adopt any amendments to its organizational documents altering the terms of the common stock or adversely impacting the consummation of the merger;

    - not declare, set aside or pay any dividend or other distribution in respect of its capital stock, redeem or otherwise acquire any of its securities;

    - not issue, sell, deliver or agree or commit to do so with respect to any stock of any class or amend any of the terms of such securities or agreements contrary to the merger agreement;

    - not acquire, sell, lease or dispose of any material assets;

    - not create, incur or assume any material long-term debt;

    - not mortgage, pledge or subject any of its material properties or assets to any lien, lease security interest or other encumbrance;

    - not increase the officer or director compensation table;

    - not effect any reorganization or recapitalization or split, combine or classify any of its capital stock;

    - not change any of its accounting methods;

    - not take, or agree in writing or otherwise take any actions that would make any representation or warranty untrue, be inconsistent with the merger agreement, or result in any of the conditions of the merger agreement not being satisfied;

    - not take any action that would cause the merger to fail to qualify as a tax free reorganization under the code; and

    - not agree or commit to take any action prohibited by the merger agreement.

    Intellicall agreed that prior to the closing of the merger it will:

    - use its best efforts to obtain the approval of the American Stock Exchange for the listing of the common stock to be issued in connection with the merger; and

    - take all action necessary to cause the number of members constituting the whole board of directors to be seven and to elect G.T. Finn, William O. Hunt, John McDonald, Mike Campbell, Neil Byrne and three other designees agreed to in writing by Intellicall and Wireless WebConnect!.

    Wireless WebConnect! agreed that prior to the closing of the merger it will, among other things:

    - conduct its business only in the ordinary course consistent with past practice;

    - use its reasonable best efforts to preserve its business and retain its customers, suppliers, creditors, officers and employees;

    - permit Intellicall to have full access to the business and assets of Wireless WebConnect!; and

    - notify Intellicall of any material change in its condition, operations,

ASSETS, LIABILITIES, BUSINESS OR PROSPECTS.

    Wireless WebConnect! agreed that prior to the closing of the merger it will not:

    - make certain changes in employee compensation, policies and benefit plans;

    - cancel or modify any contract without Intellicall's consent except in the ordinary course of business;

    - incur indebtedness other than in the ordinary course of business, acquire or dispose of certain assets, prepay or discharge indebtedness, discharge or satisfy certain liens or pay or perform certain liabilities;

    - enter into any mortgages or permit any liens except in the ordinary course of business;

    - participate in negotiations with any third party regarding the sale of Wireless WebConnect!

    - declare or pay any dividends;

    - make any offerings, grants or issuances of its capital stock or other securities;

    - amend its articles of incorporation or bylaws;

    - adopt a plan or agreement of liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

    - split, combine, reclassify or take similar action with respect to its capital stock; and

    - change any tax election or take action that would increase its tax liability or reduce its tax assets.

CLOSING

    As soon as practicable after the satisfaction or waiver of the conditions in the merger agreement and prior to the filing of the certificate of merger and articles of merger, a closing will take place at the offices of Jackson Walker L.L.P, 901 Main Street, Suite 6000, Dallas, Texas or at such other location as the parties may agree in writing.

CONDITIONS PRECEDENT

    Intellicall's Merger Sub's and Wireless WebConnect!'s obligations under the merger agreement are subject to the following:

    - obtaining approval of the stockholders of Intellicall for the issuance of the common stock, the increase in the authorized shares of stock and the corporate name change to "Wireless WebConnect!;"

    - obtaining approval of the common stock for listing on the American Stock Exchange;

    - obtaining any governmental or regulatory notices or approvals; and

    - the absence of any governmental actions or injunction (or threat of an injunction) which have the effect of prohibiting consummation of the merger.

    In addition to the mutual conditions described above, Intellicall's and the Merger Sub's obligations under the merger agreement are subject to the following:

    - the receipt of Intellicall and Merger Sub of a certificate of the President or Chief Financial Officer of Wireless WebConnect! certifying that each of the representations and warranties made by Wireless WebConnect! and its shareholders is true and correct as of the closing date;

    - Wireless WebConnect! and its shareholders have performed or complied in all material respects with the agreements and covenants required by the merger agreement prior to the closing date, and the receipt of a certificate of the President or Chief Financial Officer of Wireless WebConnect! certifying the performance;

    - there cannot have been any change that is materially adverse to the financial condition, operations or current business of Wireless WebConnect!;

    - the receipt by Intellicall of a written opinion from tax counsel to the effect that the merger will constitute a tax free reorganization under
      Section 368(a) of the code;

    - that Intellicall's stockholders and Wireless WebConnect! shareholders have not exercised dissenters' or appraisal rights;

    - the Shareholders have executed and delivered the Escrow Agreement and the Security Agreement;

    - the receipt by Intellicall of a fairness opinion; and

    - Wireless WebConnect!'s reasonable efforts to cause to be delivered to Intellicall a current dated letter from Wireless WebConnect!'s auditors regarding certain financial matters.

    In addition to the mutual conditions described above, Wireless WebConnect!'s obligations under the merger agreement are subject to the following:

    - the receipt of Wireless WebConnect! of a certificate of the President or Chief Financial Officer of Intellicall and Merger Sub certifying that each of the representations and warranties made by Intellicall and Merger Sub is true and correct as of the closing date;

    - Intellicall and Merger Sub have performed or complied in all material respects with the agreements and covenants required by the merger agreement prior to the closing date, and the receipt of a certificate of the President or Chief Financial Officer of Intellicall and Merger Sub certifying the performance;

    - there cannot have been any change that is materially adverse to the financial condition, operations or current business of Intellicall;

    - the bylaws of Intellicall have been amended with respect to the election of new directors and officers;

    - the receipt by Intellicall of a fairness opinion;

    - Wireless WebConnect! has obtained all necessary consents; and

    - Wireless WebConnect! shall have received a legal opinion from Intellicall's tax counsel to the effect that the merger will constitute a tax free reorganization under Section 368(a) of the code.


    Additionally, any or all of the conditions precedent to the merger may be waived in writing by the parties to the merger agreement, in whole or in part, to the extent permitted by applicable law. If the parties waive any material conditions precedent to the merger, including receipt of the opinion that the merger is not taxable to stockholders, the board intends to resolicit stockholder approval.


REGISTRATION RIGHTS

    Intellicall has agreed to grant certain piggyback registration rights to the stockholders of Wireless WebConnect! receiving common stock in the merger. If Intellicall proposes to file a registration statement for any of the common stock (except in connection with employee benefit plans or a Rule 145 transaction), then the holders of the common stock issued in the merger may request Intellicall to register their shares on the same registration statement. In that event, Intellicall must use all reasonable efforts to do so, subject to certain limitations.

INDEMNIFICATION

    Wireless WebConnect!'s shareholders have jointly and severally agreed to indemnify Intellicall and Merger Sub and their respective directors, officers, agents, attorneys and affiliates harmless from and against among other things, all losses, claims and obligations, asserted against the indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of Wireless WebConnect! or its shareholders contained in the merger agreement. The Wireless WebConnect! shareholders' liability with respect to any such indemnification is limited to $3.7 million, except in the case of fraud.

APPOINTMENT OF DIRECTORS


    As part of the merger, Intellicall agreed to cause G.T. Finn, Mike Campbell, Neil Byrne, Richard Bishop and Steven Hayes, each designees of Wireless WebConnect!, and William O. Hunt, John McDonald, and Richard F. Dahlson, designees of Intellicall, to be elected as directors. As a result, nominees of Wireless WebConnect!, if elected, will control a majority of the Board.
Messrs. Dahlson and Hayes are legal counsel for Intellicall and Wireless WebConnect!, respectively. Additionally, Intellicall agreed to take all action necessary to elect John McDonald as Chairman and Chief Executive Officer of Intellicall, G.T. Finn as President and Phil Boyd as Chief Financial Officer. Additionally, pursuant to prior agreements with Intellicall, Banca del Gottardo has the right to designate two additional people to the board. Presently, Banca del Gottardo has not exercised its right to designate these two board members. If Banca del Gottardo designates its two additional board members and the two designees are not agreeable to Mr. Finn, then under the merger agreement Mr. Finn may designate two additional persons to the board. The overall result of the above provisions will be to give Wireless WebConnect! control of Intellicall's Board.


NON-SOLICITATION

    Intellicall and Wireless WebConnect! have each agreed not to solicit or encourage any of its employees, directors, agents or other related parties to enter into a merger agreement of other business combination with any other entity on behalf of Intellicall or Wireless WebConnect!. Both parties have agreed to stop any existing activities.

TERMINATION

    The merger agreement may be terminated by either Intellicall or Wireless WebConnect! if the closing of the merger agreement has not occurred by February 28, 2001. Intellicall or Wireless WebConnect! may terminate and abandon the merger agreement at any time prior to the closing, whether before or after the approval of stockholders of Intellicall and Wireless WebConnect! by mutual written consent of duly authorized by each board of directors to the merger agreement.

    Intellicall may terminate the merger agreement if:

    - a material breach of a representation, warranty or covenant of Wireless WebConnect! has occurred;

    - the Intellicall board has withdrawn, modified or changed its approval or recommendation of the issuance of common stock;

    - Wireless WebConnect!'s deliveries or financial statements are not reasonably satisfactory to Intellicall and no agreement is reached regarding changes within a specified period; or

    - the issuance of the common shares or the increase in the number of authorized shares fails to receive the required stockholder vote.

    Additionally, Wireless WebConnect! may terminate the merger agreement if:

    - a material breach of a representation, warranty or covenant of Intellicall has occurred;

    - the Wireless WebConnect! board has withdrawn, modified or changed its approval or recommendation of the merger; or

    - Intellicall's deliveries or financial statements are not reasonably satisfactory to Wireless WebConnect! and no agreement is reached regarding changes within a specified period.

    If either party terminates the merger agreement, the party terminating the agreement must pay to the other party a termination fee equal to the reasonable expenses of such other party.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND
                   BALANCE SHEET OF THE SURVIVING CORPORATION


    The following pro forma financial statements combine the historical information of Intellicall and Wireless WebConnect! and the related pro forma adjustments to give effect to the merger which are based on estimates and assumptions explained in further detail in the accompanying footnotes. The pro forma statements of operations for the year ended December 31, 1999 and for the nine months ended September 30, 2000 reflect the consolidated operations of Intellicall and Wireless WebConnect! as if the merger had been consummated as of January 1, 1999. The pro forma balance sheet as of September 30, 2000 is presented as if the merger had been consummated on that date.



    Wireless WebConnect! will be considered the accounting acquirer since the former Wireless WebConnect! shareholders will control Intellicall through their holdings of approximately 62.5% of the combined outstanding shares of Intellicall common stock and will have control over the Board of Directors of Intellicall after the merger is effective. Because Intellicall is the legal acquirer, this is considered a "reverse acquisition."



    Accordingly, the business combination will be accounted for as an acquisition of assets (primarily cash and net assets held for sale) and assumption of liabilities (primarily debt) and no goodwill will be recorded. Wireless WebConnect! plans to discontinue or dispose of Intellicall's remaining payphone business operations within one year of the date of acquisition. Intellicall (the acquiree) will have no continuing operations and Wireless WebConnect! will only be acquiring tangible net assets. The assets acquired and liabilities assumed will be recorded at their estimated fair value on the date of acquisition with a corresponding entry to equity for the shares issued.



    Under the terms of Amendment No. 1 to the Agreement and Plan of Merger, Intellicall and Wireless WebConnect! agree that at the effective time of the merger, a pool of 1.5 million options shall be available for grant under Intellicall's 1991 Stock Option Plan to the former employees of Wireless WebConnect! who become employees of Intellicall upon consummation of the merger. These options will be accounted for if and when granted to the employees applying the provisions of APB No. 25.


    The statements of operations and balance sheet are provided for comparative purposes only and should be read in conjunction with the historical consolidated financial statements of Intellicall included in the Annual Report on Form 10-K/A delivered with this Proxy Statement and the historical statements of revenues and direct operating expenses of Wireless WebConnect! included elsewhere in this Proxy Statement. The pro forma information presented is not necessarily indicative of the combined financial results as they may be in the future or as they might have been for the periods indicated had the merger been consummated as of January 1, 1999. The pro forma information is presented assuming the transaction is accounted for as a business combination.

          PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE
                      NINE MONTHS ENDED SEPTEMBER 30, 2000


                                                                                                WIRELESS
                                                              WIRELESS                         WEBCONNECT!
                                               INTELLICALL   WEBCONNECT!    PRO FORMA           PRO FORMA
                                               HISTORICAL    HISTORICAL    ADJUSTMENTS          COMBINED
                                               -----------   -----------   -----------         -----------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Equipment sales..............................    $ 3,282       $  207        $(3,282)(b)         $  207
Service Revenue..............................         --          909                               909
Cost of sales and revenues...................     (3,161)        (442)        (3,161)(b)           (442)
                                                 -------       ------        -------             ------
Gross profit.................................        121          674           (121)               674

Selling, general and administrative
  expenses...................................      4,882          928         (1,732)(i)          4,078
Provision for doubtful accounts..............      1,013           --         (1,013)(b)             --
                                                 -------       ------        -------             ------
Operating loss from continuing operations....     (5,774)        (254)         2,624             (3,404)

Gain on sale of assets to related party......     13,907           --             --             13,907
Other income.................................         84            1                                85
Interest income..............................        164           --                               164
Interest expense.............................        (63)          --             63 (j)             --
Interest expense--related party..............       (771)          --            654 (j)           (117)
Equity in the loss of unconsolidated
  subsidiary.................................        (51)          --                               (51)
                                                 -------       ------        -------             ------
Income (loss) from continuing operations.....      7,496         (253)        (3,341)            10,584
Income tax benefit (expense).................     (2,250)         169         (1,084 )(b)(f)     (3,165)
                                                 -------       ------        -------             ------
Net income (loss) from continuing
  operations.................................    $ 5,246       $  (84)       $ 2,257             $7,419
                                                 =======       ======        =======             ======

Basic net income (loss) per share from
  continuing operations......................    $  0.40       $(8.44)                           $ 0.21
Diluted net income (loss) per share from
  continuing operations......................    $  0.37       $(8.44)                           $ 0.20

Weighted average number of shares outstanding
  Basic......................................     13,056           10         21,803 (a)         34,869
  Diluted....................................     14,404           10         21,926 (a)         36,340

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER
                                    31, 1999


                                                                                                 WIRELESS
                                                               WIRELESS                         WEBCONNECT!
                                                INTELLICALL   WEBCONNECT!    PRO FORMA           PRO FORMA
                                                HISTORICAL    HISTORICAL    ADJUSTMENTS          COMBINED
                                                -----------   -----------   -----------         -----------
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
Equipment sales...............................   $ 11,131        $  --        (11,131)(b)        $     --
Service Revenue...............................         --        1,853                              1,853
Cost of sales and revenues....................    (13,174)        (133)        13,174 (b)            (133)
                                                 --------        -----        -------            --------
Gross profit (loss)...........................     (2,043)       1,720          2,043               1,720
Selling, general and administrative
  expenses....................................      6,005        1,686         (1,805)(i)           5,886
Provision for doubtful accounts...............        592           --           (592)(b)              --
Research and development expenses.............        907           --           (907)(b)              --
                                                 --------        -----        -------            --------
Operating income (loss) from continuing
  operations..................................     (9,547)          34          5,347              (4,166)
Gain on sale of assets........................      1,431           --                              1,431
Loss on investment............................       (338)          --                               (338)
Other income..................................        346           --                                346
Interest expense..............................       (678)          --            678 (j)              --
Interest expense--related party...............     (1,039)          --            883 (j)            (156)
Equity in the loss of unconsolidated
  subsidiary..................................       (982)          --                               (982)
                                                 --------        -----        -------            --------
Income (loss) from continuing operations......    (10,807)          34          6,908              (3,865)
Income tax benefit (expense)..................      1,500           --           (974)(b)(f)          526
                                                 --------        -----        -------            --------
Net income (loss) from continuing
  operations..................................   $ (9,307)       $  34          5,934            $ (3,339)
                                                 ========        =====        =======            ========
Net income (loss) per share from continuing
  operations
  Basic and Diluted...........................   $  (0.76)        3.37                           $  (0.10)
Weighted average number of shares outstanding
  Basic and Diluted...........................     12,132           10         21,803 (a)          33,945

           PRO FORMA COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2000


                                                                                                WIRELESS
                                                                 WIRELESS                      WEBCONNECT!
                                                  INTELLICALL   WEBCONNECT!    PRO FORMA        PRO FORMA
                                                  HISTORICAL    HISTORICAL    ADJUSTMENTS       COMBINED
                                                  -----------   -----------   -----------      -----------
                                                                       (IN THOUSANDS)
Current assets
  Cash and cash equivalents.....................   $  3,899       $  928        $                $ 4,827
  Receivables, net of allowance for doubtful
  accounts......................................        651           29            (651)(g)(h)        29
  Inventories, net..............................      2,401           --          (2,401)(h)
  Receivables from related party, net...........        159           --            (159)(h)
  Other current assets..........................         93           16             (93)(h)          16
                                                   --------       ------        --------         -------
    Total current assets........................      7,203          973          (3,304)          4,872

Fixed assets, net...............................        600           38            (550)(h)          88
Other assets, net...............................        698           --            (698)(h)          --
Assets of discontinued operations...............        139           --                             139
Deferred tax asset..............................         --          169                             169
Net assets held for sale........................         --                        3,079 (h)       3,079
                                                   --------       ------        --------         -------
  Total Assets..................................   $  8,640       $1,180        $ (1,473)        $ 8,347
                                                   ========       ======        ========         =======

Current liabilities
  Accounts payable..............................   $    708       $  329        $   (708)(h)     $   329
  Current portion of long-term debt due to
    related party...............................        200           --                             200
  Note payable..................................         --          250            (250)(g)          --
  Accrued liabilities...........................        515          135            (515)(h)         135
  Deferred tax liability........................        589           --                             589
                                                   --------       ------        --------         -------
  Total current liabilities.....................      2,012          714          (1,473)          1,253

Long-term debt due to related party.............      1,745           --                           1,745
Deferred revenue................................         --          420                             420
Other liabilities...............................         50           --                              50
Liabilities of discontinued operations..........         21           --                              21
                                                   --------       ------        --------         -------
  Total liabilities.............................      3,828        1,134          (1,473)          3,489

Stockholders' equity
  Common stock..................................        131           --             218 (c)         349
  Additional paid-in capital....................     61,604          374         (56,883)(d)       5,095
  Less common stock in treasury, at cost........       (258)          --                            (258)
  Accumulated deficit...........................    (56,665)        (328)         56,665 (e)        (328)
                                                   --------       ------        --------         -------
    Total stockholders' equity..................      4,812           46              --           4,858
                                                   --------       ------        --------         -------
Total liabilities and stockholders' equity......   $  8,640       $1,180        $ (1,473)        $ 8,347
                                                   ========       ======        ========         =======

                               INTELLICALL, INC.
            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                               AND BALANCE SHEET

PRO FORMA ADJUSTMENTS

    The accompanying unaudited pro forma consolidated statements of operations reflect the following adjustments:


    (a) Represents additional Intellicall common stock issued to Wireless WebConnect! shareholders and the dilutive impact of pre-existing Intellicall warrants, for which anti-dilution provisions will be triggered as a result of the merger.



    (b) Adjustment to eliminate the operating activities of Intellicall related to its payphone business. It is the intent of the shareholders of Wireless WebConnect!, who will control the combined entity, to sell or liquidate the remaining operations of Intellicall within one year of the date of acquisition.



    (c) Par value of additional Intellicall shares issued to Wireless WebConnect! shareholders (21,803,148 common stock at $.01 par value).


    (d) Adjustment to restate Additional Paid-in Capital.


                                                              (IN THOUSANDS)
Total net assets (equity) of Intellicall....................     $  4,812
Less par value of common stock..............................         (349)
Treasury stock remaining....................................          258
Additional paid-in capital of Wireless WebConnect!..........          374
                                                                 --------
Resulting additional paid-in capital, post merger...........        5,095
Less additional paid-in capital, pre-merger
    Intellicall.............................................      (61,604)
    Wireless WebConnect!....................................         (374)
                                                                 --------
Net adjustment to additional paid-in capital................     $(56,883)
                                                                 ========



    (e) Adjustment to eliminate Intellicall's accumulated deficit to reflect a reverse acquisition by Wireless WebConnect! of Intellicall.


    (f) Adjustment to present tax benefit/expense as if Wireless WebConnect! had been a C corporation as opposed to a partnership, during the period.


    (g) Adjustment to eliminate Intellicall's note receivable due from Wireless WebConnect!.



    (h) Intellicall balance sheet amounts related to its payphone business are reclassified as net assets held for sale based on the intent of the shareholders of Wireless WebConnect! to sell or liquidate the remaining operations of Intellicall within one year of the date of acquisition.



    (i) Selling, general and administrative expenses of Intellicall directly allocable to its payphone business are removed, and corporate selling, general and administrative expenses of $3.15 million and $4.2 million are retained for the nine months ended September 30, 2000 and the year ended December 31, 1999.



    (j) Interest expense is adjusted to the amount of expense allocable to the long-term debt of $2.2 million (before debt discount) of Intellicall at September 30, 2000, that will be assumed by Wireless WebConnect! as part of the merger.


COMPARATIVE PER SHARE DATA


    Set forth below are the comparative net income (loss) and book value per common share data of each of Intellicall and Wireless WebConnect! and the Surviving Corporation on a pro forma combined basis giving effect to the merger assuming it had occurred as of January 1, 1999, in each case giving effect to the merger as a purchase by Wireless WebConnect! of all of the assets and liabilities of Intellicall, all on the basis described in the unaudited pro forma financial information and notes thereto included elsewhere in this Proxy Statement. Neither company paid any dividends to their shareholders during the periods presented.

    The information set forth below should be read in conjunction with the respective audited and unaudited financial statements and related notes of Intellicall and Wireless WebConnect! included elsewhere in this Proxy Statement.

PER SHARE COMMON STOCK DATA


                                                              DECEMBER 31, 1999   SEPTEMBER 30, 2000
                                                              -----------------   ------------------
Historical--Intellicall:
  Basic Net Income (Loss) Per Share from Continuing
    Operations..............................................       $(0.76)              $ 0.40
  Diluted Net Income (Loss) Per Share from Continuing
    Operations..............................................        (0.76)                0.37
  Basic and Diluted Net Loss Per Share from Discontinued
    Operations..............................................        (0.06)               (0.01)
  Basic and Diluted Net Loss Per Share From Extraordinary
    Items...................................................         0.00                (0.01)
  Basic Net Income (Loss) Per Share.........................        (0.82)                0.38
  Diluted Net Income (Loss) Per Share.......................        (0.82)                0.35
Historical--Wireless WebConnect!:
  Basic and Diluted Net Income (Loss) Per Share from
    Continuing
    Operations..............................................         3.37                (8.44)
  Basic and Diluted Net Income (Loss) Per Share.............         3.37                (8.44)
Pro Forma Combined Net Income (Loss)
  Basic Net Income (Loss) Per Share from Continuing
    Operations..............................................        (0.10)                0.21
  Diluted Net Income (Loss) Per Share from Continuing
    Operations..............................................       $(0.10)              $ 0.20



                                                              SEPTEMBER 30, 2000
                                                              ------------------
Book Value per Share:
Historical Intellicall--Basic...............................        $ 0.37
Historical Intellicall--Diluted.............................        $ 0.33
Historical Wireless WebConnect!.............................        $ 4.60
Proforma Combined per Share--Basic..........................        $ 0.14
Proforma Combined per Share--Diluted........................        $ 0.13



                           DESCRIPTION OF INTELLICALL



BUSINESS REFOCUS



    Intellicall's traditional business sells into a mature, highly competitive, rapidly declining market with limited opportunity for growth and expansion. Due to this unfavorable environment, management has discontinued certain product lines and business segments. This declining market also resulted in Intellicall's board determining that we should initiate efforts to identify and explore alternate strategic growth alternatives for Intellicall. The initiative to explore alternate opportunities includes possible mergers, acquisitions and/or other business combinations with the goal of moving Intellicall into new, high growth markets.



    Intellicall is considering exiting the payphone business. This exit would be accomplished either by liquidation, sale or discontinuation subject to terms and conditions unknown at this time. If and when this occurs, traditional revenue and expense streams can be expected to materially change and certain material transaction, transition and disposal costs can be expected. Furthermore, depending upon the structure and nature of the transaction to refocus the business into new markets, significant equity and/ or debt maybe issued as consideration for the transaction.



    See Proposal No. 1 for a description of the merger of Intellicall with Wireless WebConnect! for which Intellicall is seeking stockholder approval.

RECENT DEVELOPMENTS



    On January 9, 2001, Intellicall received notification from the American Stock Exchange staff indicating Intellicall no longer complies with the American Stock Exchange's continued listing guidelines, and that its common stock is therefore, subject to being delisted.



    Specifically, Intellicall has incurred losses from continuing operations in each of its past five fiscal years ended December 31, 1999 as well as the nine months ended September 30, 2000. Such losses have been accompanied by operating cash outflows for the two years ended December 31, 1999 and the nine months ended September 30, 2000. Accordingly, Intellicall does not meet the American Stock Exchange's continued listing guidelines, Section 1002(a) and Section 1003(a)(iii). Furthermore, the American Stock Exchange is also concerned with the price of the common stock of $.69 per share at January 8, 2001 (Section 1003(f)(v)).



    The American Stock Exchange has also explained that the proposed merger with Wireless WebConnect! will result in a change of ownership of Intellicall and would trigger Section 341 requiring the survivor to satisfy original listing requirements of the American Stock Exchange. As of the date of the notification, the American Stock Exchange has determined that the surviving company will not meet the original listing guidelines as required by Section 341.



    Intellicall has exercised its right to appeal this delisting determination and has requested a hearing before a committee of the American Stock Exchange.



GENERAL DEVELOPMENTS



    Intellicall designs, manufactures and sells public access telecommunications equipment, and until October 21, 1999, provided billing services and automated operator services, principally to payphone owners and telephone companies in the United States and in developing countries.



    Intellicall's line of products consists of payphone products and accessories, and software. In various configurations, the products permit their owners to provide traditional payphone services to users of the products. Intellicall has historically sold most of its products to the U.S. private pay telephone industry. In recent years, a portion of the products has been sold in developing countries and in the United States to regulated telephone companies.



    Before 1998, Intellicall provided live operator services, prepaid calling card and other long distance services principally to independent payphone providers, or IPPs either directly or through a then majority-owned subsidiary, ILD Telecommunications, Inc. ILD was formed by Intellicall in May 1996 to conduct the long distance resale and live operator service businesses previously owned by Intellicall. After its formation, ILD grew rapidly and diversified its business, principally through acquisitions of related businesses which included the prepaid calling card operations of Intellicall. As a consequence of ILD issuing its stock to sellers of acquired businesses and of Intellicall's sales of a portion of its ILD equity investment to third parties, Intellicall's ownership interest in ILD's equity declined to less than 50% in the first quarter of 1998. Because of the change in Intellicall's ownership of ILD, ILD's financial position and results of its operations have not been consolidated with those of Intellicall since December 31, 1997. Thus, ILD's revenues and associated costs and its individual assets and liabilities are not shown in Intellicall's 1999 and 1998 financial statements. Intellicall utilizes the equity method of accounting for its investment in ILD pursuant to which Intellicall records its prorata share of ILD's net income and net assets as single line items in its 1999 and 1998 statements of income and balance sheets.



    On September 22, 1999, Intellicall elected to discontinue its billing services operations segment effective October 21, 1999. The billing services segment of Intellicall's business was determined to be unprofitable after taking into account the administrative and support costs for the segment. The billing services system is a combination of hardware and software that performs, without human intervention, all the functions necessary for completing an operator assisted payphone call (i.e. collect, calling card and credit card calls) and a range of other payphone services and features. As a result of this decision, Intellicall's revenues and operating expenses for the periods presented reflect only the equipment operations with the net result of the billing services operations reported on its statements of operations under the caption "Income (loss) from discontinued operations".



    On January 18, 2000, Intellicall entered into a definitive agreement to acquire, through the exchange of common stock of Intellicall, Heads Up Technologies, Inc. ("Heads Up") of Carrollton, Texas. On July 24, 2000 the executives of Intellicall and Heads Up mutually announced the cancellation of the merger between the two companies. The business opportunities presented by the merger, including anticipated cost reductions and the ability to expand in new markets, did not justify the cost of combining the two companies.



    On June 30, 2000 Intellicall entered into an agreement with Homisco, Inc. whereby, Intellicall granted Homisco a non-exclusive, non-transferable license to use the N-Genius hardware and software products. Intellicall will receive a 15% royalty on gross revenues attributed to the N-Genius products sold by Homisco. Additionally, Homisco has assumed future warranty liabilities on any N-Genius systems currently under warranty.



    On July 11, 2000 Intellicall issued warrants to purchase 100,000 shares of Intellicall's common stock at $1.25 per share and warrants to purchase
100,000 shares of Intellicall's common stock at $1.00 per share to Banca del Gottardo, a beneficial owner of approximately 29% of our outstanding common stock. These warrants were issued in lieu of transaction fees for the sale of Intellicall's interest in ILD to Banca del Gottardo and subsequent retirement of the $2.6 million 8% convertible, subordinated notes due December 31, 2000 and $4.8 million of the $5.0 million 8% convertible, subordinated notes due
November 22, 2000.



    On August 30, 2000, Intellicall signed a definitive agreement to acquire Wireless WebConnect!. The merger will allow Intellicall to enter into the rapidly growing high-speed wireless mobile data access market and will provide Intellicall with expanded technological capabilities in the public access market. See "The Merger" under Proposal No. 1.



    Intellicall is a Delaware corporation with its principal executive offices located at 2155 Chenault, Suite 410, Carrollton, Texas 75006-5023. Intellicall was organized in 1984. Intellicall's telephone number at that address is
(972) 416-0022.



FINANCIAL INFORMATION ABOUT INDUSTRY SEGMENTS



    Intellicall has one reportable industry segment--the equipment segment. The equipment segment manufactures and sells payphones, switches and related software. The Services segment, which was discontinued effective October 21, 1999 provided billing and collection services to owners of payphones who utilize Intellicall's automated operator technology.



BUSINESS DESCRIPTION



    INDUSTRY BACKGROUND. Prior to its breakup in 1984, payphone service in the United States was provided solely by AT&T. In 1984, the Federal Communications Commission authorized competition in the operation of payphones subject to state and federal regulation. Since 1984 an industry comprised of IPPs has emerged to compete with payphone networks owned and operated by local exchange carriers, or LECs. The principal difference between payphone equipment utilized by IPPs and LECs can be found in the location of the payphone system's intelligence. Since IPP payphones lacked the intelligence provided to LEC phones by the LEC central office, IPPs moved to incorporate system intelligence in the payphone itself. As a result, call rating, answer detection, operator service and equipment status reporting were among the features designed into IPP payphones. The IPP payphones in turn utilized telephone lines, which provide little more than "dial-tone" from the LEC central office. The "smart phone", as it came to be called, was the product of choice of the IPP. Intellicall originated, and has extensively developed, smart phone technology.

    DOMESTIC PAYPHONES. Intellicall's principal payphone product (available in multiple configurations) offered for sale in the United States is the ASTRATEL 2-Registered Trademark-. This phone can be used to provide automated operator service and to perform all functions customarily available in payphones. As opposed to needing an external electric connection to operate, the ASTRATEL 2 utilizes electrical current provided through the telephone line. Because of its unique design, functionality of the ASTRATEL 2 is principally provided through software. Most older payphones (including those manufactured by Intellicall) utilize a product design, which incorporates a far greater number of electronic components and circuitry.



    The "brain" of the ASTRATEL 2 payphone is an integrated circuit board located in the payphone housing. From its inception, the ASTRATEL 2 circuit board was designed to sell at attractive prices and to easily fit most payphone housings, including those sold by Intellicall's competitors. As a result, the circuit board has accounted for an increasing percentage of Intellicall's equipment sales since 1996. The circuit board is not manufactured by Intellicall, but by a company that possesses the ability to manufacture the circuit board in accordance with Intellicall's specifications. The circuit board's software intensity and flexibility provide Intellicall's customers with considerable protection against obsolescence.



    Intellicall's payphones operate by means of advanced microprocessor technology located in the circuit board. When a call is initiated, the microprocessor automatically performs a series of functions, including, in the case of coin generated phone calls, determining the applicable rate for the call and whether the call has been answered. Intellicall's payphones communicate with a caller by voice messages digitally synthesized and stored in memory chips located in the circuit board.



    Among the most important features of an Intellicall payphone is the ability to reliably and accurately detect whether a call has been answered. This answer detection capability is not dependent upon an electronic signal from the LEC central office. Accurate answer detection is critical to the successful operation of a private payphone in order to ensure that all completed calls are properly billed and that incomplete calls are not billed.



    The ASTRATEL 2 possesses many programmable features that may be altered from a remote location by means of Intellicall's proprietary software using a personal computer. These programmable features include rate tables and various management reporting capabilities that enable the owner to determine if and when a payphone requires service or coin collection. In addition, a number of enhancements may be added to Intellicall's payphones from a remote location. Management believes the ASTRATEL 2 uses the highest speed modem in the payphone industry (14.4 Kps) to communicate with a remote location and that such high-speed modem constitutes a current competitive advantage.



    INTERNATIONAL PAYPHONES. Since 1993, Intellicall has produced a line of payphones targeted for sale outside the United States. These phones accommodate a variety of payment systems including U.S. and international coinage, credit cards and several types of prepayment cards, such as cards based on personal identification numbers, magnetic stripe cards and integrated circuit cards. Additionally, these telephones can be operated with auxiliary power sources, including solar power or power supplied by telephone lines, and can be utilized in wireless systems.



    In 1997 and 1998, Intellicall modified the ASTRATEL 2 for sale in the Canadian and Mexican markets and is working on further modifications to enhance sales prospects in these and other countries. Because of its software reliance, the ASTRATEL 2 can be economically modified to accommodate the different calling patterns, coinage denominations, rating systems and languages of numerous countries.



    N-GENIUS SYSTEM. Intellicall's N-Genius-TM- System enables network operators in the United States and abroad to provide enhanced, switched, public access services. Public access services are of special importance to network operators in developing countries where demand for publicly accessible telephone service is high due to the expense of, and lengthy delays often involved in, obtaining residential phone service.

    Applications utilizing the N-Genius System permit network and payphone system operators to offer prepaid calling services over wireline or cellular networks. In addition, the N-Genius System can be used as a switched international gateway that is transparent to the communications protocols, which differ among countries. The system can be used as well to enhance the public phone management capability of network and payphone system operators. Among its other features, the N-Genius System can provide automated credit card validation, calling card validation or voice recognition validation, and protection against telephone fraud.



    INTELLI*STAR. The Intelli*Star-Registered Trademark- system is an automated operator product licensed to owners of Intellicall's payphones. Intellicall's older UltraTel-Registered Trademark- line of payphones required the addition of a separate integrated circuit board, commonly called the I*Star board, to complete the system. This separate integrated circuit board was attached to the payphone's operating circuitry.



    In the ASTRATEL line of payphones, Intelli*Star is activated by means of a software enhancement and requires no additional circuit board. Intelli*Star is available on every payphone offered for sale by Intellicall in the United States.



    SALES AND MARKETING. Intellicall's U.S. sales of products are made through a combination of distributors, strategic partners and a direct sales force. International sales are generally made through in-country agents and distributors supported by Intellicall's sales, engineering and technical support personnel.



    The markets for Intellicall's products consist of public access telecommunications providers, principally providers of payphone services. Included in this grouping are the payphone operations of IPPs and LECs in the United States.



    Receivables arising from domestic product sales are generally due within 30 days. Discounts are provided for prepayment or prompt payment. International product sales are generally made pursuant to confirmed letters of credit or payments prior to shipment.



    MANUFACTURING AND ASSEMBLY. Intellicall's products are principally assembled at its manufacturing facility in McAllen, Texas. Circuit boards are currently assembled for Intellicall by an electronics manufacturer in McAllen, Texas. After products are assembled at Intellicall's manufacturing facility, they are thoroughly tested before shipment to the purchaser. Once a payphone or circuit board is shipped to a U.S. private payphone industry customer by Intellicall, Intellicall is not responsible for ensuring that the product is properly installed, maintained or operated in accordance with applicable federal and state regulations.



    Intellicall purchases certain components from single-source suppliers and as a result of market factors, suppliers of certain components used in Intellicall's equipment may occasionally place Intellicall on allocation for those parts or discontinue those parts. Intellicall continues working to secure alternate sources for single-source components and components subject to allocation. There is a risk that Intellicall, in certain circumstances, will not be able to procure certain parts and components and continue to manufacture products key to the business segment.



    WARRANTY, MAINTENANCE AND SERVICE. Intellicall provides the original purchaser of products (not including ASTRATEL electronic components) a limited 90-day or one-year warranty, depending on the kind of equipment involved. Intellicall offers a two-year limited warranty on ASTRATEL 2 electronic components. Intellicall's technical support staff at its corporate offices currently provides support services over the telephone to customers who have installation or operational questions. Other non-warranty service is provided on a per-repair basis. Warranty and non-warranty product repairs are generally provided by Intellicall at its manufacturing facility in McAllen, Texas.



    Intellicall holds classes to train its customers in the proper installation, operation and maintenance of Intellicall's products.

    PATENTS AND LICENSES. Intellicall holds 23 United States patents and has numerous United States and foreign pending patent applications relating to Intellicall's Intelli*Star and other technology. These patents cover the ability to complete automated collect telephone calls, perform certain validity checks and internally store and retrieve data files from telephones, as well as many other features and structures of payphones. Intellicall considers its patents important to its business.



    Under an exclusive patent license agreement between Gateway Technologies, Inc. ("Gateway") and Intellicall, Intellicall and Gateway have agreed to share revenues received from sub-licensing certain of Gateway's and Intellicall's patents pertaining to call processing. Intellicall and Gateway have entered into sublicensing arrangements with certain manufacturers and users of call processing equipment. The patent license agreement with Gateway expires in 2002.



    In 1992, Intellicall entered into an agreement with MessagePhone, Inc. ("MPI"), pursuant to which Intellicall licenses MPI's automated voice messaging patents. The license permits Intellicall to offer voice messaging services to its Intelli*Star and call processing customers. The MPI agreement expires in 2008, however, it is effective until the expiration of the MPI patents, including any continuations of such patents.



    Intellicall licenses certain Voice over Internet Protocol ("VOIP") software from Netspeak Corporation. Intellicall pays fees to Netspeak on products manufactured by Intellicall which utilize the licensed technology.



    TRADEMARKS. Intellicall has registered in the United States its trademarks "Intellicall," "ASTRATEL," "UltraTel"-Registered Trademark-, "N-Genius", "World Connect"-Registered Trademark-, "Intelli*Star" and "Easy*Star". Intellicall considers its trademarks important to its business.



    SEASONALITY. Intellicall's revenues from domestic phone equipment sales are affected by seasonal weather conditions throughout the United States, which tend to reduce the number and duration of pay telephone calls made in the winter months, and which similarly reduces the number of outdoor payphone installations.



    MAJOR CUSTOMERS. Intellicall has several customers that represented more than 10% of sales in the aggregate for the years ended December 31, 2000, 1999, 1998 and 1997 as follows:



FOR THE YEAR ENDED DECEMBER 31, 2000:
  Universal Pay Phone, Inc..................................  $0.8  21.2%
  Loxbit....................................................   0.5  11.9
  Com-tech Systems..........................................   0.4  11.4
FOR THE YEAR ENDED DECEMBER 31, 1999:
  Paytel Canada, Inc........................................  $2.8  25.5%
  Independent Technologies, Inc.............................   1.6  14.6
  Universal Pay Phone, Inc..................................   1.1  10.2

FOR THE YEAR ENDED DECEMBER 31, 1998:
  Universal Pay Phone, Inc..................................  $1.5  11.1%

FOR THE YEAR ENDED DECEMBER 31, 1997:
  Phonetel Technologies, Inc................................  $3.2  17.2%
  Intelliphone, Inc.........................................   2.5  13.3



    Except for Paytel Canada, Inc. management of Intellicall believes its relations with these customers are good. Intellicall is currently in litigation with Paytel Canada, Inc. regarding outstanding receivables. See additional comments related to Paytel Canada, Inc. below under Material Purchase Commitments.



    MATERIAL PURCHASE COMMITMENTS. In August 1999, Intellicall granted warrants to Paytel Canada, Inc. in exchange for its commitment to purchase up to $30.0 million of products and services from

Intellicall. Due to financial difficulties experienced by Paytel Canada, Inc., Intellicall does anticipate that Paytel Canada, Inc. will be able to honor this commitment.



    Intellicall has no other material agreements with its large customers.



    COMPETITION. Intellicall competes directly with other payphone manufacturers, and indirectly with providers of wireless portable telephony, many of who are larger and better capitalized than Intellicall. Intellicall's principal direct competitors in the U.S. private payphone market are Elcotel, Inc. and Protel, Inc. (a subsidiary of Inductotherm Industries, Inc.). Its indirect competitors include numerous service businesses providing cellular, paging and personal communications services ("Wireless Telecommunications") throughout Intellicall's markets. In many instances, Wireless Telecommunications compete successfully with telecommunications services offered through payphones to callers away from home. However, for callers with limited needs to make calls while away-from-home, payphones offer a convenient and economical alternative to Wireless Telecommunications devices.



    The Telecommunications Act of 1996 (the "1996 Act") requires, among other things, that LECs end subsidies to their own payphone services and provide services to IPPs on the same rates, terms and conditions as they are made available to their own payphone service operations. Effective April 15, 1997, local telephone companies reclassified their payphone service from regulated to non-regulated status, substantially changing many of the rates and terms upon which payphone lines are available. These changes were required by the 1996 Act's explicit prohibition against the local telephone companies discriminating between their own payphone operations and those of IPPs. Local telephone companies generally must receive service under the same tariffs available to IPPs for payphones. Intellicall expects these changes to benefit its IPP customers. By equalizing the basis for competition between LECs and IPPs, the 1996 Act may create additional opportunities for existing payphone providers, or for new entrants, to compete with the LECs. The demand for payphones may also be affected by the interconnection arrangements offered by the local telephone operating companies to IPPs.



    The 1996 Act contains provisions which, if not successfully challenged, would permit Bell Operating Companies ("BOCs"), under certain circumstances, to manufacture telecommunications equipment, including payphones and switched network products. They may do so, however, only after the FCC finds that they have completed actions necessary to open their local telecommunications markets to competition. To date the FCC has made no such finding with respect to any of the BOCs.



    Numerous entities compete with Intellicall in the international public communications markets, including many larger and better-capitalized companies with experience in the marketing of products internationally. Intellicall has adopted a strategy of focusing its marketing efforts on countries with a low ratio of public communication lines to total population, where rapid growth in sales of public communications equipment is projected. Many of Intellicall's competitors have adopted a similar strategy. The market for international public communications is highly competitive and subject to the risks of doing business abroad. Consequently, there can be no assurances that Intellicall's efforts in international markets will be successful.



    Although Intellicall is encountering and expects to continue to encounter intense competition, Intellicall believes that its products are competitive in its markets based upon price, equipment capabilities and quality. Intellicall believes that it will continue to reduce the cost of existing products in order to remain competitive.



    R&D EXPENDITURES. Intellicall spent, for the years 2000, 1999, 1998 and 1997 $.8 million, $.9 million, $1.6 million and $.7 million, respectively, for research and development of new products, product enhancements and technique improvements. Intellicall's research and development programs are focused on development of new products and product enhancements for payphone systems operated by IPPs, regulated telephone companies and international customers. Intellicall's focus in 2000 was on the development of (a) additional application software to expand the utility of N-Genius systems, and (b) modifications of ASTRATEL 2 payphones which expand their functionality and (c) testing and modification of issues related to Y2K.



    Intellicall considers research and development to be important to the continuation and enhancement of its competitive position. Intellicall's ability to adequately fund future research and development costs will depend on its ability to generate sufficient funds from operations or external sources.



    ENVIRONMENTAL. Due to the nature of the business, Intellicall does not have a significant environmental exposure in either the manufacturing or maintenance of its products. Accordingly, there is no estimated capital expenditure for environmental control facilities or clean up for the remainder of its fiscal year and its succeeding fiscal year.



    EMPLOYEES. As of December 31, 2000, Intellicall had 45 employees, of which 24 were employed in operations and 21 were employed in executive and administrative capacities. Intellicall believes its employee relations are good.


FINANCIAL INFORMATION ABOUT INDUSTRY SEGMENTS

    Intellicall has one reportable industry segment--the equipment segment. The equipment segment manufactures and sells payphones, switches and related software. The services segment, which was discontinued effective October 21, 1999, provided billing and collection services to owners of payphones who utilize Intellicall's automated operator technology.

PROPERTIES.

    Intellicall leases approximately 32,000 square feet of space at 2155 Chenault, Carrollton, Texas, where its principal executive, sales and product development offices are located. The lease expires May 31, 2002. Intellicall also leases approximately 26,500 square feet of manufacturing space on a month-to-month basis in McAllen, Texas. Intellicall considers that its properties are generally in good condition, well-maintained and suitable to carry on Intellicall's business.

LEGAL PROCEEDINGS.

    Intellicall is subject to ordinary legal proceedings incidental to and arising in the normal course of its business. It is the opinion of the management of Intellicall that the ultimate disposition of these proceedings will not have a material adverse effect on Intellicall's financial position or results of operations.

MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

STOCK PRICES

    The common stock currently trades on the American Stock Exchange under the symbol ICL. Up to July 6, 1999 Intellicall's stock traded on the New York Stock Exchange. The following table sets forth, for each of the periods indicated, the reported high and low sales price per share of the common stock on the American Stock Exchange and New York Stock Exchange.


                                                                      COMMON
                                                                       STOCK
                                                              -----------------------
                                                                 HIGH         LOW
                                                              ----------   ----------
2001
    As of February 1, 2001..................................  $     3/4    $     2/3
2000
    First Quarter...........................................  $    2 1/4   $   15/16
    Second Quarter..........................................      1 6/16        9/16
    Third Quarter...........................................       1 1/2        9/16
    Fourth Quarter..........................................      1 7/16        9/16
1999
    First Quarter...........................................  $    3 1/2   $    2 1/8
    Second Quarter..........................................       2 1/2            1
    Third Quarter...........................................      1 9/16       11/16
    Fourth Quarter..........................................       1 3/8         1/2
1998
    First Quarter...........................................  $   5 7/16   $    4 1/8
    Second Quarter..........................................      6 3/16        3 7/8
    Third Quarter...........................................      4 5/16            2
    Fourth Quarter..........................................      2 7/16        1 3/8


    On           , 2001, Intellicall had approximately     stockholders of
record.


    See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Certain Transactions" below for a description of the effect of the merger on certain warrants held by Banca del Gottardo, the owner of approximately 29% of Intellicall's common stock. See also "Description of Wireless WebConnect!--Market Price, Dividends and Stockholder Ownership After the Merger" for a description of the effect of the merger on the beneficial ownership of Intellicall's executive officers and directors and 5% or more stockholders.


DIVIDEND POLICY ON INTELLICALL'S COMMON STOCK

    The Company has never paid cash dividends on its Common Stock. The Company currently intends to retain any future earnings for use in its business and therefore does not expect to pay any cash dividends on Common Stock in the foreseeable future. Any future determination to pay cash dividends will depend upon the earnings and financial position of the Company and such other factors as the Board of Directors of the Company may deem appropriate at that time.

            SELECTED HISTORICAL FINANCIAL INFORMATION OF INTELLICALL

    The following table highlights selected financial information of Intellicall for the periods and at the dates indicated but does not necessarily include all of the financial information that is important to you. Intellicall's statements of operations data for each of the years in the five-year period ended
December 31, 1999 and its balance sheet data as of December 31, 1995, 1996, 1997, 1998 and 1999 are derived from Intellicall's financial statements which have been audited. The selected financial information should be read in conjunction with the consolidated financial statements and related notes included in the Annual Report on Form 10-K/A being delivered to the stockholders with this Proxy Statement. Intellicall's historical results are not necessarily indicative of Intellicall's operating results to be expected in the future.


                                                                                                                 NINE MONTHS
                                                                                                                    ENDED
                                                                   YEAR ENDED DECEMBER 31,                      SEPTEMBER 30,
                                                     ----------------------------------------------------   ---------------------
                                                     1999(1)    1998(1)    1997(1)    1996(1)    1995(1)      2000        1999
                                                     --------   --------   --------   --------   --------   ---------   ---------
                                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)              (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
    Sales and Revenues:
    Equipment sales................................  $ 11,131   $ 13,859   $ 19,313   $ 15,884   $ 19,944   $  3,282    $  9,210
    Service revenues...............................        --         --     60,450     30,679     14,142         --          --
        Total......................................    11,131     13,859     79,763     46,563     34,086      3,282       9,210
    Cost of Sales and Revenues:
    Equipment sales................................    13,174     11,600     21,929     17,690     21,454      3,161       8,312
    Service revenues...............................        --         --     52,523     27,049     10,650         --          --
        Total......................................    13,174     11,600     74,452     44,739     32,104      3,161       8,312
    Gross profit (loss)............................    (2,043)     2,259      5,311      1,824      1,982        121         898
    Selling, general and administrative expenses...    (6,005)    (7,363)   (12,616)    (7,861)    (6,058)    (4,882)     (5,634)
    Provision for doubtful accounts................      (592)      (876)    (1,006)      (364)      (820)    (1,013)       (142)
    Research and development expenses..............      (907)    (1,587)      (741)      (608)    (2,350)        --          --
    Operating loss from continuing operations......    (9,547)    (7,567)    (9,052)    (7,009)    (7,246)    (5,774)     (4,878)
    Gain on sale of assets.........................     1,431      7,389         --        572      1,607     13,907          --
    Loss on investments............................      (338)        --         --         --         --         --          --
    Other income...................................       346        538        695        710        440        248         327
    Interest expense...............................    (1,717)    (1,539)    (2,660)    (2,918)    (3,310)      (834)     (1,336)
    Subsidiary Loss................................      (982)      (762)        --         --         --         --        (833)
    Minority interest..............................        --         --       (382)      (113)        --        (51)         --
    Income (loss) before income taxes from
      continuing operations........................   (10,807)    (1,941)   (11,399)    (8,758)    (8,509)     7,496      (6,720)
    Income tax benefit.............................     1,500         --         --      1,303         --         --          --
    Income tax expense.............................        --         --       (277)        --         --     (2,250)         --
    Net income (loss) from continuing operations...    (9,307)    (1,941)   (11,676)    (7,455)    (8,509)     5,246      (6,720)
    Income (loss) from discontinued operations.....      (681)        85        585      2,460      2,370       (117)       (557)
    Net income (loss) before extraordinary items...    (9,988)    (1,856)   (11,091)    (4,995)    (6,139)     5,129      (7,277)
    Extraordinary items early extinguishment of
      debt, net of $61 tax benefit.................        --         --         --         --         --        (97)         --
    Net income (loss)..............................  $ (9,988)  $ (1,856)  $(11,091)  $ (4,995)  $ (6,139)  $  5,032    $ (7,277)
    Basic net income (loss) per share from
      continuing operations........................  $  (0.76)  $  (0.20)  $  (1.26)  $  (0.93)  $  (1.11)  $   0.40    $  (0.56)
    Diluted net income (loss) per share from
      continuing
      operations...................................  $  (0.76)  $  (0.20)  $  (1.26)  $  (0.93)  $  (1.11)  $   0.37    $  (0.56)
    Basic and diluted net income (loss) per share
      from discontinued operations.................  $  (0.06)  $   0.01   $   0.06   $   0.31   $   0.31   $  (0.01)   $  (0.04)
    Basic and diluted net loss per share from
      extraordinary items..........................        --         --         --         --         --      (0.01)         --
    Weighted average number of basic shares
      outstanding..................................    12,132      9,927      9,268      8,024      7,672     13,056      12,045
    Weighted average number of diluted shares
      outstanding..................................    12,132      9,927      9,268      8,024      7,672     14,404      12,045
BALANCE SHEET DATA:
    Working capital (CA-CL)........................  $ (1,886)  $  4,363   $ (4,379)  $ 10,832   $   (469)  $  5,191    $  2,507
    Total assets...................................    12,117     24,884     84,789     45,254     48,644      8,640      13,276
    Accounts payable and accrued liabilities.......     2,408      3,137     26,293      7,665      4,990      1,223       3,587
    Short-term borrowings..........................     7,630      3,811      4,928         85     15,474        200          --
    Long-term debt.................................     1,557      7,312     21,217     19,312      8,620      1,745       9,243
    Accumulated deficit............................   (61,697)   (51,709)   (49,853)   (38,762)   (33,767)   (56,665)    (58,985)
    Total stockholders' equity (deficit)...........  $   (338)  $  8,526   $  9,951   $ 12,669   $ 13,243   $  4,812    $ (1,068)


------------------------------

(1) Certain prior year amounts have been reclassified to conform to current year presentation.

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                    AND RESULTS OF OPERATIONS OF INTELLICALL

BUSINESS REFOCUS

    Intellicall's traditional business sells into a mature, highly competitive, rapidly declining market with limited opportunity for growth and expansion. Due to this unfavorable environment, management has discontinued certain product lines and business segments. This declining market also resulted in Intellicall's board determining that we should initiate efforts to identify and explore alternate strategic growth alternatives. The initiative to explore alternate opportunities includes possible mergers, acquisitions and/or other business combinations with the goal of moving Intellicall into new, high-growth markets.

    Intellicall is considering exiting the payphone business. This exit would be accomplished either by liquidation sales or discontinuations subject to terms and conditions unknown at this time. If and when this occurs, traditional revenue and expense streams can be expected to materially change and certain material transaction, transition and disposal costs can be expected. Furthermore, depending upon the structure and nature of the transaction to refocus the business into new markets, significant equity and/ or debt may be issued as consideration for the transaction.

    In January 2000, Intellicall entered into a definitive agreement to acquire Heads Up Technologies, Inc., a company that designs, manufactures and markets interactive digital products for the aviation, mass transit and entertainment industries. Initially, management of Intellicall determined that the merger would provide the combined entity the ability to expand in new markets and create cost saving synergies. However, following additional analysis, it was determined that the business opportunities presented by the merger did not justify the cost of combining the companies. Therefore in July 2000, Intellicall and Heads Up announced the cancellation of the merger agreement between the two companies.


RECENT DEVELOPMENTS



    On January 9, 2001, Intellicall received notification from the American Stock Exchange staff indicating Intellicall no longer complies with the American Stock Exchange's continued listing guidelines, and that its common stock is therefore, subject to being delisted.



    Specifically, Intellicall has incurred losses from continuing operations in each of its past five fiscal years ended December 31, 1999 as well as the nine months ended September 30, 2000. Such losses have been accompanied by operating cash outflows for the two years ended December 31, 1999 and the nine months ended September 30, 2000. Accordingly, Intellicall does not meet the American Stock Exchange's continued listing guidelines, Section 1002(a) and Section 1003(a)(iii). Furthermore, the American Stock Exchange is also concerned with the price of the common stock of $.69 per share at January 8, 2001 (Section 1003(f)(v)).



    The American Stock Exchange has also explained that the proposed merger with Wireless WebConnect! will result in a change of ownership of Intellicall and would trigger Section 341 requiring the survivor to satisfy original listing requirements of the American Stock Exchange. As of the date of the notification, the American Stock Exchange has determined that the surviving company will not meet the original listing guidelines as required by Section 341.



    Intellicall has exercised its right to appeal this delisting determination and has requested a hearing before a committee of the American Stock Exchange.

RESULTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2000 COMPARED TO NINE MONTHS ENDED
  SEPTEMBER 30, 1999

    EQUIPMENT SALES. Equipment sales for the nine months ended September 30, 2000 were $3.3 million compared to $9.2 million for the same period last year. The $5.9 million decrease is mainly a result of a reduction of shipments into the Canadian market and an overall reduction in demand for payphones and their related parts.

    GROSS PROFIT. Gross profit for the nine months ended September 30, 2000 was $.12 million compared to a gross profit of $.9 million for the same period last year. The decline in gross profit is due to the down turn in sales as noted above, which led to a significant reduction in production. Fixed costs associated with excess capacity in the McAllen manufacturing facility resulted in an increase in cost of goods sold relative to sales, thereby reducing gross profit for the periods.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses ("SG&A") for the nine months ended September 30, 2000 were $4.9 million compared to $5.6 million for the same period last year. The $.7 million decline is mainly due to cost cutting measures undertaken by Intellicall, including a reduction in personnel in the corporate and administrative areas. Similarly, Intellicall experienced a general reduction in other costs as management focused on decreasing the cost to meet current operating requirements, including outsourcing human resources and certain MIS functions, as well as reducing travel and advertising expenses.


    PROVISION FOR DOUBTFUL ACCOUNTS. Provision for doubtful accounts expense for the nine months ended September 30, 2000 was $1.0 million compared to $.14 million for the same period last year. During September 2000 Intellicall entered into mediation regarding the $1.2 million note receivable due from New York City Telecom. As a result, Intellicall increased their reserve by $0.39 million related to this receivable for a total reserve against the note of $.77 million. The remaining increase is a result of a general increase in the reserve for trade receivables.


    GAIN ON SALE OF STOCK. The gain on sale of stock of $13.9 million during the nine months ended September 30, 2000 represents Intellicall's sale of the majority of its interest in ILD.

    INTEREST INCOME. Interest income for the nine months ended September 30, 2000 was $.16 million compared to $.15 million for the same period last year. This $.01 million increase is a result of investing the proceeds from the ILD stock sale.

    INTEREST EXPENSE. Interest expense for the nine months ended September 30, 2000 was $.8 million compared to $1.3 million for the same period last year. The $.5 million decrease is predominately a result of Intellicall expensing debt costs of $.2 million relating to the retirement of the Finova obligations. The remaining $.3 million decrease is related to Intellicall paying less interest to RFC Capital Corporation on fewer receivables financed and the retirement of Intellicall's notes payable during the quarter ended September 30, 2000.

    EQUITY IN GAIN/LOSS OF UNCONSOLIDATED SUBSIDIARY. For the nine months ended September 30, 2000, Intellicall reported a $.05 million loss on the equity investment in ILD compared to $.8 million for the same period last year. The gain and losses represents Intellicall's proportionate share, based on ownership, of ILD's net loss for the periods.

    As a result of Intellicall's change in ownership in ILD, Intellicall discontinued reporting its investment in ILD on the equity method and has reported its investment in ILD with its other investments as of the quarter ended September 30, 2000. Accordingly, Intellicall no longer reports a portion of the gains and losses from ILD in its financial statements.

    DISCONTINUED OPERATIONS. On September 22, 1999, after determining it to be unprofitable, Intellicall elected to discontinue its billing services operations effective October 21, 1999. As a result of this action the net results of the billing services operations are reported on the statements of operations under the caption "Income (loss) from discontinued operations." Net revenues related to the discontinued billing services operations were zero and $9.0 million for the nine months ended September 30, 2000 and 1999. Net loss related to the discontinued billing services operations were zero and $.6 million for the nine months ended September 30, 2000 and 1999.

YEAR ENDED DECEMBER 31, 1999 COMPARED TO YEAR ENDED DECEMBER 31, 1998.

    EQUIPMENT SALES. Equipment sales declined from $13.9 million in 1998 to $11.1 million in 1999 primarily due to reduced N-Genius system sales. Sales for the N-Genius system declined from $2.6 million in 1998 to $.5 million in 1999, and were impacted by the currency weakness of the Pacific Rim and certain Latin American countries and the inability of the customer base to expand and grow their switching systems. Phone equipment sales were relatively consistent in 1999 when compared to 1998, decreasing $.4 million in the current period from $10.8 million in 1998 to $10.4 million in 1999.

    GROSS PROFIT (LOSS). Gross profit declined $4.3 million from $2.3 million in 1998 to a gross loss of $2.0 million in 1999, due primarily to a one-time writeoff of goodwill and capitalized software costs of $3.2 million, as well as excess capacity costs related to the McAllen manufacturing plant.

    As of December 31, 1999, Intellicall reduced the net realizable value for its goodwill related to the McAllen manufacturing plant ($.7 million) and capitalized software costs related to products and services ($2.5 million) to zero, in accordance with generally accepted accounting principles. The change in Intellicall's manufacturing model from a full scale manufacturing environment to an outsourced, light assembly operation led to the reduction of goodwill. Similarly, the continued softness in the public payphone market, coupled with the discontinuation of certain product lines and the billing services segment, led to the reduction of capitalized software.

    The Company performed an impairment analysis of the goodwill in accordance with Statements of Financial Accounting Standards No. 121 "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF" ("FAS 121"), which requires that long-lived assets held and used by an entity, or to be disposed of, be reviewed for impairment whenever events or circumstances indicate that the net book value of such assets may not be recoverable.


    During the fourth quarter of 1999, the Company calculated the estimated future cash flows, undiscounted and before interest, from continuing operations over a three-year period and determined the goodwill to be impaired. Consequently, the Company estimated the fair value of the goodwill based on a discounted cash flow analysis and concluded that the net book value of this asset of $.7 million needed to be written-off.


    During the fourth quarter of 1999, the Company also compared the unamortized capitalized software costs to their net realizable value, as prescribed under FAS 86. The Company determined the net realizable value of capitalized software costs by estimating the future net profits from those assets over a three-year period and concluded that the net book value of $2.5 million of capitalized software costs as of December 31, 1999 was not recoverable.

    Accordingly, the Company recorded a non-recurring, non-cash write-off of goodwill and capitalized software costs of $3.2 million, which is presented in cost of sales in the statement of operations for the year ended December 31, 1999.

    Due to the down turn in the IPP market, which led to a significant reduction in production, fixed costs associated with excess capacity in the McAllen manufacturing facility resulted in an increase in cost of goods sold, thereby reducing gross profit for the period by $.4 million.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. Selling, general and administrative expenses declined in 1999 when compared to 1998 from $7.4 million to $6.0 million, a $1.4 million or 19% decrease. Cost reduction programs initiated during the year had a positive impact within this cost category. Specifically, payroll costs (salaries, wages and benefits) declined $.8 million or 15%, from 1998 to 1999 pursuant to head count reductions of 55 employees over the course of the year. Similarly, Intellicall experienced a general reduction in other costs as management focused on decreasing Intellicall's cost to meet current operating requirements, including outsourcing Human Resources and certain MIS functions, as well as reducing travel, promotion and consulting expenses.

    PROVISION FOR DOUBTFUL ACCOUNTS. Provision expense for doubtful accounts declined from $.9 million in 1998 to $.6 million in 1999. Improvement in the quality of Intellicall's receivables and positive collection efforts on old and outstanding accounts contributed to an overall reduction of $.7 million in the expense. However, this reduction was partially offset by a bad debt expense of $.4 million that was recorded for the write down of a $1.2 million note receivable due from New York City Telecommunications ("NYCT"). The NYCT note, due on December 31, 2001, provides for the monthly payment of interest and principal of $34,238. Through June 1999, NYCT had serviced the note timely and in full at which time the outstanding principal of the note was $1.2 million. Intellicall has initiated legal action for the immediate collection of the principal balance pursuant to NYCT being in default of the note agreement and has reserved $.4 million against the note subject to the outcome of the litigation.

    RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses decreased $.7 million from 1998 to 1999 due to the completion of all Y2K compliance issues for products and services.

    GAIN ON SALE OF ASSETS. On October 21, 1999, Intellicall sold to First Avenue Partners, LP 5,000 shares of ILD Series A Convertible Preferred Stock. First Avenue is an unrelated third party. Intellicall sold the shares for $250.00 each, for a total of $1.3 million of which $1.1 million was recognized as a gain and used the proceeds to fund operations. The transaction lowered Intellicall's ownership percentage in ILD to 31.0% as of October 21, 1999.

    In the fourth quarter of 1999 Intellicall recognized a $.3 million gain relating to the sale of its prepaid services operation to ILD.

    LOSS ON INVESTMENTS. Intellicall maintains a 3% equity ownership position in NYCT which prior to 1999 was recorded on the balance sheet for $.5 million. Intellicall is currently engaged in legal proceedings with NYCT for the collection of a note due (See PROVISION FOR DOUBTFUL ACCOUNTS within this section). Given the current legal situation between Intellicall and NYCT and the lack of financial information on NYCT, Intellicall has determined the current value of this investment to be $.1 million, has reduced the investment accordingly, recognizing a loss on investment of $.4 million.


    INTEREST EXPENSE. Interest expense was $1.7 million for 1999 compared to $1.5 million for 1998. The increase is attributable to the payment of interest on higher loan principal balances for the period. Approximately $1 million of the 1999 interest expense relates to notes payable to Banca del Gottardo, a related party.


    EQUITY IN LOSS OF UNCONSOLIDATED SUBSIDIARY.  Intellicall reported a
$1.0 million loss on the equity investment in ILD for 1999. This loss represents Intellicall's proportionate share, based on ownership, of ILD's net loss for the period. In 1998 the proportionate share of the loss was $.8 million.

    DISCONTINUED OPERATIONS. On September 22, 1999 Intellicall elected to discontinue its billing services operations effective October 21, 1999. The billing services segment of Intellicall's business was determined to be unprofitable after taking into account the administrative and support costs for the segment. The billing services system is a combination of hardware and software that performs, without human intervention, all the functions necessary for completing an operator assisted payphone call (i.e., collect, calling card and credit card calls) and a range of other payphone services and features. As a result of this action the net results of the billing services operations are reported on the statements of operations under the caption "Income (loss) from discontinued operations." Net revenues related to the billing services operations were $9.3 million and $25.8 million for the years ended December 31, 1999 and 1998. During the years ended December 31, 1999 and 1998, Intellicall reported a net loss of $.7 million and a net income of $.08 million, attributable to billing service operations, respectively.

    Assets of the billing services operations discontinued consisted of receivables of $.5 million, net of $1.8 million of allowance for doubtful accounts as of December 31, 1999 and $3.6 million, net of $3.2 million of allowance for doubtful accounts as of December 31, 1998. Liabilities of the billing services operations discontinued consisted of payables of $.01 million as of December 31, 1999 and $.9 million as of December 31, 1998.

    Intellicall believes there is no tax impact resulting from the discontinued operations as Intellicall has historically been in a net loss carryforward position with a valuation allowance reserved against its deferred tax assets.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

    EQUIPMENT SALES. Equipment sales declined in 1998 by $5.5 million, or 28.2%, from $19.3 million in 1997. Demand for Intellicall's payphones and related equipment from IPPs continued to be markedly weaker than in 1997. Delayed, sporadic and negligible payments to IPPs of dial-around compensation appear to have diminished the incentives of IPPs to expand their routes. In lieu of route expansion, many IPPs have chosen to rotate phones within their routes from one location (where increased numbers of undercompensated dial-around calls have rendered a location insufficiently profitable) to another (where a higher rate of coin and lower rate of dial-around calls promise profitability).

    Partially offsetting the weakness in the IPP market segment was the increased demand for N-Genius systems from international customers and, commencing in the 1998 third quarter, demand from a regulated telephone company for ASTRATEL 2 kits. Although international sales were impacted by the currency weakness of Pacific Rim and certain Latin American countries, Intellicall's export sales continued to expand in 1998. The Company's equipment sales in 1998 to the international and regulated telephone company segments increased by $.7 million as compared to 1997.

    GROSS PROFIT. Intellicall's gross profit on 1998 equipment sales was $2.3 million, or 16.3% of equipment sales, compared to a $2.6 million negative gross profit in 1997. In 1997, Intellicall provided $5.9 million for inventory losses and the impairment of certain capitalized software costs (the "1997 Loss Provision"), without which gross profit from equipment sales would have been $3.3 million, or 17.0% of the 1997 equipment sales. After excluding the effect of the 1997 Loss Provision from the comparison, the change in gross margin from 17.0% in 1997 to 16.3% in 1998 resulted principally from the lower volume of equipment sales in 1998, offset by a $.9 million reduction in 1998 of amortized software development costs, receipt in 1998 of a $.5 million order cancellation fee, reduced material costs and reduced overhead costs and labor efficiency.

    SELLING, GENERAL AND ADMINISTRATIVE EXPENSES. In 1997, ILD's and the prepaid business' selling, general and administrative ("SG&A") expenses were $6.1 million. Excluding ILD's and the prepaid business' SG&A expenses from the comparison of annual expense levels, Intellicall's SG&A expenses increased by $.9 million, or 13.8%, from $6.5 million in 1997 to $7.4 million in 1998. The increased expenses resulted from increases in marketing, public relations and customer service expenses, offset by a general reduction in payroll related expenses.

    DECONSOLIDATION OF ILD.  In 1997 $60 million in service revenues and
$53 million in cost of sales were reported as a result of the operator services business related to ILD. In 1998 and 1999, these items, along with other indirect costs, were reported as one line item on Intellicall's financial statements (Equity in the loss of subsidiary), pursuant to the deconsolidation of ILD.

    DISCONTINUED OPERATIONS. On September 22, 1999, Intellicall elected to discontinue its billing services operations effective October 21, 1999. Accordingly, the net results of operations for billing services for 1998 and 1997 are reported as income from discontinued operations of $.09 million and $.6 million, respectively.

    PROVISION FOR DOUBTFUL ACCOUNTS. The provision for doubtful accounts declined from $1.0 million in 1997 to $.9 million in 1998. The $.1 million decline is a result of the improved credit quality and lower level of Intellicall's sales.

    RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses increased $.8 million from 1997 to 1998 partially due to a $.3 million reduction in the amount of software development costs capitalized in 1998, as compared to 1997, and an increase in research and development expenditures.


    GAIN ON SALE OF ASSETS. During the first quarter of 1998, Intellicall reported gains on sales of assets totaling $6.4 million resulting from the sale of the Company's prepaid services operation to ILD and from a sale in March 1998 of a portion of the Company's ownership interest in the common stock of ILD to an unrelated third party.



    During the second quarter of 1998, the Company reported a $.5 million gain from the sale of a portion of the Company's ownership interest in ILD to an unrelated third party.



    In the fourth quarter of 1998, the Company recognized a $.5 million gain relating to the sale of the Company's prepaid services operations to ILD.



    INTEREST EXPENSE. Interest expense was $1.5 million for 1998 compared to $2.7 million for 1997. Excluding interest expense of $.8 million in 1997 relating to ILD, interest expense decreased from $1.9 million in 1997 to $1.5 million in 1998, primarily as a result of reduced debt. Approximately $.9 million of the interest expense relates to notes payable to Banca del Gottardo, a related party, for the years 1998 and 1997.


LIQUIDITY AND CAPITAL RESOURCES

    Intellicall reported net cash used in operating activities of $0.2 million for the year ended December 31, 1999, which consisted primarily of a net loss from continuing operations of $9.3 million offset by net non-cash charges of $4.2 million and net changes in operating assets and liabilities of $4.9 million. Non-cash charges for the year ended December 31, 1999, consisted principally of depreciation and amortization and minority interest loss offset by a gain on sale of assets and income tax benefit. The net change in operating assets and liabilities for same period represented a decrease in accounts receivable and inventory from December 31, 1998. The decline in accounts receivable resulted primarily from lower equipment and service sales, while inventories decreased as a result of reduced inventory purchases and improved inventory management.

    Net cash used in operating activities reported by Intellicall for the nine months ended September 30, 2000, was $5.3 million which consisted primarily of net income from continuing operations of $5.0 million and net changes in operating assets and liabilities of $1.3 million reduced by net non-cash charges of $11.6 million. Non-cash charges for the nine months ended September 30, 1999, consisted principally of gain on sale of stock offset by, primarily, depreciation and amortization and the provision for doubtful accounts.


    Cash flows from investing activities for the year ended December 31, 1999 were $0.2 million. Cash flows from investing activities for the nine months ended September 30, 2000 were $16.0 million. Both periods benefited from Intellicall's asset sales. In October 1999 Intellicall received $1.3 million cash in consideration for its sale of 5,000 shares of ILD series A Convertible Preferred Stock to First Avenue. In March 2000, Intellicall received
$0.2 million cash in consideration for ILD's redemption of 1,487 shares of Series B Preferred Stock. In April 2000 Intellicall received $15.5 million cash in consideration for its sale of 70,608 shares (Series A and Common shares combined) of ILD to Banca del Gottardo, a beneficial owner of 29% of our common stock. Cash flows from investing activities for the year ended December 31, 1999 also included purchases of capitalized equipment and software development costs totaling $1.1 million.

    As a result of Intellicall's sales of shares in ILD through April 2000, their ownership in ILD was reduced to 2.7% as of September 30, 2000.

    Cash flows used in financing activities for the year ended December 31, 1999 were $0.9 million, which consisted of the $2.8 million repayment of the Finova line of credit offset by net borrowings of $1.0 million and $0.8 million in proceeds from issuance of stock. Net borrowings for the year consist of $2.0 million from Banca del Gottardo and the repayment of a $1.0 million convertible subordinated note due to T.J. Berthel Investments, L.P. At March 31, 1999, Intellicall was required to retire the $1.0 million convertible subordinated note due to T.J. Berthel Investments, L.P. On April 9, 1999, Intellicall obtained bridge financing of $1.0 million from Banca del Gottardo for the purpose of satisfying all obligations to T.J. Berthel Investments. On June 11, 1999, Intellicall completed the sale of a $2.0 million of 7.0% convertible subordinated note, due June 11, 2004, to Banca del Gottardo. $1.0 million of the net proceeds from the sale of the note was used to repay the bridge financing, with the balance utilized for working capital. The note was issued with warrants to purchase 200,000 shares of Intellicall's Common Stock at $1.55 per share. The note was convertible through June 11, 2004 in to 1,290,323 shares of Intellicall's Common Stock at a price of $1.55 per share. On December 30, 1999, Intellicall sold 1 million shares of Common Stock to Banca del Gottardo for $0.85 per share. The purchase price represented a 15% discount to the closing price of Intellicall's Common Stock upon the agreed upon date of December 22, 1999. The $0.8 million in proceeds from the sale were utilized for working capital purposes.

    On October 21, 1999, Intellicall received notice from Banca del Gottardo of its intent to "put" to Intellicall the balance of the 8% convertible subordinate notes due December 31, 2000. The agreement relating to such convertible debt included a put option, giving Banca del Gottardo the right to tender for payment for the outstanding balance of the notes on December 31, 1999. On December 30, 1999, Intellicall issued warrants to purchase 200,000 shares of its Common Stock at a price of $1.00 per share to Banca del Gottardo. In consideration of the warrants, Banca del Gottardo amended the December 29, 1995 note to postpone the put on the notes from December 31, 1999 to June 30, 2000. The note was repaid in April 2000.

    Cash flows used in financing activities for the nine months September 30, 2000 were $7.4 million, which consisted primarily of debt repayments. Intellicall repaid the remaining $2.6 million 8.0% convertible subordinated Banca del Gottardo notes due December 31, 2000 and $4.8 million of the 8.0% convertible subordinated Banca del Gottardo notes due November 22, 2001. During February 2000 Intellicall signed a $.5 million revolving promissory note with Bank of America, N.A. Proceeds of the note were used for working capital purposes. The note was subsequently retired in May 2000.


    As of September 30, 2000, Intellicall's debt structure consisted of the following:



8% Convertible subordinated notes, due 2001.................   $  200
8% Convertible subordinated notes, due 2004.................    2,000
                                                               ------
                                                                2,200
  Less: Unamortized debt discount...........................     (255)
                                                               ------
                                                               $1,945
                                                               ======



    Both notes are payable to Banca del Gottardo, a beneficial owner of 29% of our common stock.


    In addition to using asset sales and debt financings to fund net losses and capital purchases, on January 27, 1999, Intellicall closed and commenced funding under a Receivables Sale Agreement (the "RFC Agreement") with RFC Capital Corporation, or RFC, pursuant to which RFC has agreed to purchase from Intellicall certain telecommunication receivables generated by Intellicall in the ordinary course of its business. The RFC Agreement calls for RFC to purchase eligible receivables from Intellicall from time to time upon presentation thereof for a purchase price equal to the net value of such receivables. Net value is designed to yield RFC an effective interest rate of prime plus 2.75%, plus allow RFC to retain a holdback of 5% of the face amount of the receivables, net of collections, against future collection risk. Under the RFC Agreement, Intellicall performs certain servicing, administrative and collection functions with respect to the receivables sold to RFC. Also, pursuant to the terms of the RFC Agreement, Intellicall has granted to RFC a security interest in and to Intellicall's receivables not sold to RFC and Intellicall's customer base relating to the generation of such accounts receivable. The initial term of the RFC Agreement expires on December 21, 2000.


    For the year ended December 31, 1999, Intellicall continued to experience significant losses from operations, resulting primarily from a continuous decrease in revenues due to the decline in the payphone equipment industry. As a result, Intellicall has faced difficulty in funding its operations from internal sources and meeting its cash obligations. During the year, significant cost-cutting measures were undertaken by Intellicall. In addition, Intellicall has consistently looked for external financial support or has sold existing assets in order to meet these cash obligations.



    In order to address their current liquidity needs, as noted above, management sold to Banca del Gottardo, a beneficial owner of 29% of our common stock, Intellicall's ownership in ILD. The proceeds from this transaction were $15.5 million. A portion of the proceeds was used to pay down existing debt, including the "Put" due June 30, 2000. The remainder of the proceeds were used to fund operations. Such reduction in debt is expected to deleverage Intellicall and put management in a better position to move forward with their current business plan.



    For 2001, Intellicall intends to finance the remaining $.75 million promissory note to Wireless WebConnect! and its operations through operating cash flows and cash on hand as Intellicall continues to reduce operating cost in preparation of the merger with Wireless WebConnect!. Management does not anticipate significant capital requirements for 2001. In 2001, Intellicall's ability to obtain further funds from external sources will depend in part on its ability to generate operating profits, or to substantially reduce its operating losses, through the execution of its current business plan and the implementation of the new business strategy related to the planned merger with Wireless WebConnect!. Although Intellicall's management believes they will successfully implement the new business strategy, there can be no assurance that the events necessary for such implementation will occur as or when expected, or that it will permit Intellicall to finance its activities without recourse to continuing sales of assets or external funding sources. There can be no assurance that under such conditions, external funds would be available or, if available, would not potentially dilute shareholders' interests or returns.


CHANGES IN CERTIFYING ACCOUNTANT.

    On September 8, 2000, Intellicall dismissed PricewaterhouseCoopers, LLP as its principal independent accountants. The decision to dismiss PWC was approved by Intellicall's Board as well as the Audit Committee of the Board. PWC's report on Intellical's financial statements for each of the fiscal years ended
December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion. Neither were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

    During Intellicall's past two fiscal years and the periods following December 31, 1999, there were no disagreements between Intellicall and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of PWC would have caused it to make reference to the subject matter(s) of the disagreement(s) in connection with its reports.

    On October 2, 2000 Intellicall retained Deloitte & Touche LLP to serve as Intellicall's principal independent accountants. During Intellicall's past two fiscal years and the periods following December 31, 1999, Intellicall did not consult Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Intellicall's financial statements.

                             INTELLICALL MANAGEMENT

    The following table sets forth certain information as of December 1, 2000 regarding Intellicall's executive officers and directors:

NAME                                   AGE                         POSITION
----                                 --------   -----------------------------------------------
John J. McDonald, Jr. .............     51      President, Chief Executive Officer and Director
R. Phillip Boyd....................     43      Chief Financial Officer and Secretary
William O. Hunt....................     66      Chairman of the Board of Directors
B. Michael Adler...................     53      Director
Lewis E. Brazelton III(1)(2).......     60      Director
Richard B. Curran(1)(2)............     65      Director
Arthur Chavoya(1)(2)...............     53      Director

------------------------

(1) Member of the Organization and Compensation Committee.

(2) Member of the Audit Committee.

    JOHN J. MCDONALD, JR. was appointed President and Chief Executive Officer in May 1998. Prior to that time, he was Chief Operating Officer from July 1997 and Senior Vice President--Sales and Marketing from February 1997. From June 1994 to January 1997, Mr. McDonald was Senior Vice President of Intercom, Inc. Prior to Intercom he was Vice President, Business Communications, of Ericsson Business Communications.

    R. PHILLIP BOYD has been Chief Financial Officer and Secretary of Intellicall since October 1998. Prior to such time, Mr. Boyd was Vice President of Business Planning after joining Intellicall in November 1997 as Executive Director of Finance. From November 1989 to August 1997, Mr. Boyd served in various executive capacities with Kemper National Services, Inc. in Ft. Lauderdale, Florida. Mr. Boyd is a Certified Management Accountant and a CPA.

    WILLIAM O. HUNT joined Intellicall in December 1992 as Chairman of the Board, Chief Executive Officer and President. In May, 1998 Mr. Hunt resigned his position as Chief Executive Officer and President. From June 1986 to July 1992, he was Chairman of the Board and Chief Executive Officer of Alliance Telecommunications Corporation, a wireless telecommunications company. Mr. Hunt serves on the boards of American Homestar Corporation, Internet America, Inc. and Mobility Electronics, Inc.

    B. MICHAEL ADLER is a founder of Intellicall and was Vice Chairman of the Board of Directors of Intellicall from December 1992 until November 1993. Prior to that time he was Chairman of the Board of Directors from Intellicall's inception in November 1984. He served as Chief Executive Officer of Intellicall from November 1984 to January 1988. From November 1984 to April 1987, he was also Intellicall's President. For the last five years, Mr. Adler has been Chairman of the Board of The Payphone Company Limited, a Sri Lankan company, and Chief Executive Officer of WorldQuest Networks, L. L.C., a Delaware limited liability company.

    LEWIS E. BRAZELTON III has been a director of Intellicall since 1992 and has been Senior Vice President of Dain Rauscher, Inc., an investment banking company, for more than the last five years.

    RICHARD B. CURRAN has been a director of Intellicall since 1992 and is a consultant and has been an investor in a number of privately held companies since 1989 in which he has also served in either director capacities or senior management positions. Mr. Curran is also President and Executive Director of Folkers Foundation for Biomedical & Clinical Research.

    ARTHUR CHAVOYA has been a director of Intellicall since 1997 and is President of The Chavoya Group, Inc., a management consulting firm. From September 1996 to October 1997, Mr. Chavoya was President and Chief Executive Officer of Aegis Communications Group, Inc., a provider of inbound and outbound telemarketing services. Prior to September 1996 Mr. Chavoya spent ten years at

Electronic Data Systems in a number of executive positions culminating in the presidency of EDS' Global Travel Services Industry strategic business unit.

    After the merger, Mr. McDonald will serve as Chairman and Chief Executive Officer and Mr. Boyd will serve as Chief Financial Officer. Mr. Gerald T. Finn, founder of Wireless WebConnect!, will serve as President after the merger. See Market Price, Dividends and Stockholder Ownership after the merger for a table of executive officers and directors after the merger and assuring each nominee is voted to be a director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires Intellicall's officers, directors and persons who own more than 10% of a registered class of Intellicall's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and the American Stock Exchange. Such persons are required by SEC regulation to furnish Intellicall with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, Intellicall believes that all filing requirements applicable to its officers, directors and persons who own more than 10% of a registered class of Intellicall's equity securities have been complied with.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors has established two committees, the Organization and Compensation Committee and the Audit Committee. The Organization and Compensation Committee, or the Compensation Committee, composed of Messrs. Brazelton, Chavoya and Curran, met two times (in addition to actions undertaken by unanimous consent) during the fiscal year ended December 31, 1999. This committee reviews and approves salaries and bonuses of executive officers and administers Intellicall's stock option and purchase plans.


    The Audit Committee makes recommendations to the board regarding the appointment of independent auditors, reviews the plan and scope of any audit to Intellicall's financial statements and reviews Intellicall's significant accounting policies and related matters. The board has adopted a written charter for the Audit Committee on October 2, 2000. A copy of the Charter is attached to this Proxy Statement as APPENDIX F. The Audit Committee met two times during the fiscal year ended December 31, 1999.


    Intellicall does not have a standing nominating committee of the Board of Directors.

    The Board of Directors held nine meetings, either in person or by telephonic conference, during the fiscal year ended December 31, 1999. None of Intellicall's directors attended fewer than 75% of the meetings of (1) the Board of Directors and (2) the committees on which they served, during their tenure in calendar year 1999.


AUDIT COMMITTEE REPORT



    The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has reviewed and discussed the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU to 380) with the independent auditors. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented. Based on the review above, the Audit Committee recommended to the board that the audited financial statements be included in Intellicall's annual report. The Audit Committee is comprised of Messrs. Brazelton, Chavoya and Curran, who are independent as defined in Section 121(A) of the American Stock Exchange listing standards.



                             By the Audit Committee



                             Lewis E. Brazelton III



Richard B. Curran


COMPENSATION COMMITTEE INTERLOCK, AND INSIDER PARTICIPATION

    Neither Messrs. Brazelton, Curran or Chavoya, who are members of Intellicall's Compensation Committee, has at any time been an officer or employee of Intellicall. None of Intellicall's executive officers serve as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of Intellicall's board of directors or compensation committee. For a description of the transactions between Intellicall and a member of the compensation committee and entities affiliated with any compensation committee member, see "Certain Relationships and Related Transactions of Intellicall."

    ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Intellicall's executive compensation plans have been designed to attract, retain and reward high caliber executives who will formulate and execute Intellicall's business plans in a manner that will provide Intellicall's stockholders with a higher than average return on Intellicall's Common Stock while ensuring that Intellicall's compensation levels are fair and appropriate to both its executives and stockholders. With these goals in mind, Intellicall's compensation plans and policies have been designed to have total compensation linked significantly with the operating performance of Intellicall. Although the Compensation Committee recognizes that the improvement of operating performance of Intellicall and higher stock prices do not necessarily move in tandem over the short term, the Compensation Committee believes that the two criteria will correlate over the long term.


    The Compensation Committee does not expect to pay above-average base salaries to its executive officers, but does expect to utilize performance-oriented and equity-based compensation to reward positive performance and results. For the fiscal year 2000 Intellicall paid a bonus of $27,000 to Mr. Boyd, Intellicall's Chief Financial Officer.


    The Compensation Committee also supports the position that stock ownership by Intellicall's executive officers, encouraged by equity-based compensation plans, aligns the interests of the executive officers with Intellicall's stockholders. By using equity-based compensation over a period of time, Intellicall's executive officers should become larger holders of Intellicall stock. This is intended to strengthen their identification with Intellicall's stockholders and make increasing stockholder value an even more important focus for Intellicall's management group. In addition, the Compensation Committee believes that the use of equity-based compensation combined with a focus on Intellicall's operating performance will create a balance of these two long-term objectives.


CEO AND EXECUTIVE OFFICER COMPENSATION



    John J. McDonald, Jr. is Intellicall's President and Chief Executive Officer. Mr. McDonald's compensation package as well as those of the other executive officers was established by the Compensation Committee and the Board of Directors in May 1998. The Compensation Committee and the board were advised by an independent compensation consulting firm. In accordance with management's stated goal of building stockholder value and consistent with the Compensation Committee's compensation philosophy described above, a compensation package involving a lower base salary, participation in a performance-based bonus plan and a stock option grant was agreed upon.

    Intellicall's compensation policy applicable to the CEO as well as the other executive officers reflects the following general goals and objectives:


    - to encourage the growth of Intellicall and create increased shareholder value by the efficient use of the corporation assets;

    - to recognize the contribution at exceptional management makes;

    - to provide the frame work, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel; and

    - to develop performance criteria measured by profit and loss performance and other qualitative factors.


    Mr. McDonald's compensation is based on a report prepared for Intellicall by Trinity Executive Recruiters, an independent compensation consulting firm. In 1998, that consulting firm issued a compensation survey report to Intellicall, reflecting results of a study and comparison of 29 publicly held companies in the telecommunications equipment and services industry with annual revenues between $60 million and $100 million. With Intellicall reporting $79.8 million in total revenues for the year ended December 31, 1997, they fell within the revenue range of the comparable companies. However, the telecommunications equipment and services industry includes a broad range of products and services and Intellicall is involved in only one aspect of the industry, sales and servicing of payphone equipment. The sample found an average base compensation in the range of $266,000 to $289,000 for similar CEO positions, based on 1997 CEO salaries. The sample also reflected short term cash bonus amounts ranging from $145,000 to $195,000, and change of control payment multiples ranging from
2.0 to 4.5 times salary and bonus. Based on the sample, the consulting firm recommended the salary package that was ultimately offered to Mr. McDonald.
Mr. McDonald's salary compensation is believed by Intellicall to be in the middle of the range established by the comparison sample.



    For the last completed fiscal year, Intellicall based Mr. McDonald's compensation, as well as that of the other executive officers, upon the following factors and criteria:


    - Achievement of Intellicall's sales plan;

    - Achievement of Intellicall's operating income plan; and

    - Discretionary measures based on managerial effectiveness, including
      (a) leadership exhibited through relationships with customers, vendors, employees and shareholders; (b) planning and execution of operations, including strategic and financial plans; (c) service to customers;
      (d) new product and market development; (e) productivity factors;
      (f) special problem handling and solving; and (g) overall organization and administrative management effectiveness.


    Mr. McDonald's annual salary for fiscal 2000 was $285,000. Mr. McDonald did not receive a bonus in fiscal 2000. In addition, he is entitled to a short-term bonus equal to 50% of his annual salary. If he is terminated by Intellicall, for reasons other than negligence or nonfeasance, Intellicall will pay him an amount equal to his annual salary, plus bonus and benefits. Further, upon a change of control of Intellicall, Mr. McDonald will receive a lump sum amount equal to the aggregate amount of his annual salary, bonus and benefits, multiplied by two. The change of control payment will be "grossed-up," so that Mr. McDonald would receive a net amount, after taxes, equal to the amount that he would have received if income taxes had not been imposed. Mr. McDonald agreed to forgo the payments due to him upon a change of control upon the closing of the merger with Wireless WebConnect! in exchange for the Intellicall board agreeing to grant and immediately vest upon the closing of the merger 565,000 non-qualified stock options issued under the 1991 Stock Option Plan.


    Upon the closing of the merger the board has agreed to enter into a new employment agreement with Mr. McDonald as under his existing agreement. Under the new agreement, Mr. McDonald's salary, benefits and vacation remain the same. Mr. McDonald is entitled to a bonus of up to 50% of his annual salary, and reimbursement for reasonable travel expenses. The new agreement provides that Mr. McDonald is entitled to receive a lump sum change in control payment if he is terminated within twelve months of a change in control. The amount of the change in control payment is equal to two times the sum of his salary, bonus and cost of benefits. The payment will be "grossed up" to minimize tax consequences similar to the prior agreement. The new agreement contains confidentiality provisions as well as a clause prohibiting Mr. McDonald from making disparaging remarks about Intellicall. The new agreement also sets forth certain termination events, including expiration, death, disability, lack of cause and constructive termination. In the event of a termination event, Mr. McDonald is entitled to receive his salary, 100% of the average of the prior two years' bonuses and benefits for a one-year period.

    Additionally, upon closing of the merger, the board has agreed to enter into an employment agreement with Mr. Finn. Mr. Finn's salary will be $220,000 and he is entitled to a bonus of up to 50% of his salary. He is also entitled to benefits and reasonable travel expenses. His agreement will also contain confidentiality provisions and a prohibition on disparaging remarks. The agreement will also set forth termination events that entitle him to receive his salary, bonus and benefits for a one-year period. Finally, Mr. Finn is also entitled to receive a lump sum payment if his employment is terminated within twelve months following a change in control. This lump sum payment equals two times the sum of his salary, bonus and benefits. This payment will also be "grossed up" to minimize the tax consequences to Mr. Finn.

                          The Compensation Committee:

                             Lewis E. Brazelton III

Richard B. Curran
                                 Arthur Chavoya

EXECUTIVE COMPENSATION


    The following table sets forth information with respect to the compensation to (1) Intellicall's chief executive officer at December 31, 2000 and
(2) Intellicall's other most highly compensated executive officer during 2000 (collectively, the "Named Executive Officers"), for services rendered during the fiscal years ended December 31, 2000, 1999, 1998 and 1997. Intellicall did not have any other executive officers with salaries in excess of $100,000 during 2000.



                                                                                                    LONG-TERM
                                                                                               COMPENSATION AWARDS
                                                             ANNUAL COMPENSATION(1)           ----------------------
                                                     --------------------------------------               SECURITIES
                                                                             OTHER ANNUAL       STOCK     UNDERLYING
NAME AND PRINCIPAL POSITION                 YEAR     SALARY($)   BONUS($)   COMPENSATION($)   AWARDS($)   OPTIONS(#)
---------------------------               --------   ---------   --------   ---------------   ---------   ----------
John J. McDonald, Jr. ..................    2000     $285,000    $    --        $   --        $     --           --
  President, Chief Executive Officer        1999     $285,000    $    --        $2,137        $     --           --
  and Director after May 1998,              1998     $260,156    $71,250        $2,500        $180,000           --
  Senior Vice President Sales &             1997     $185,896         --        $2,375              --           --
  Marketing before May 1998
R. Phillip Boyd.........................    2000     $135,000    $27,000        $1,290              --           --
  Chief Financial Officer and Secretary     1999     $130,000    $25,000        $1,000              --           --
  from October 1998, Vice                   1998                                    --              --           --
  President of Business Planning            1997           --         --


------------------------
(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer's salary and bonus disclosed in this table.

(2) All "Other Compensation" consists of Intellicall's matching payments pursuant to its 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR


    No stock options were granted to the Named Executive Officers during the year ended December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES


    The following table provides summary information regarding the stock options exercised during 2000 and the stock options held as of December 31, 2000 by the Named Executive Officers.



                                                      NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                         UNDERLYING                   IN-THE-MONEY
                                                   UNEXERCISED OPTIONS AT        OPTIONS AT DECEMBER 31,
                                                      DECEMBER 31, 2000                  2000(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
John J. McDonald, Jr. .........................    300,000             --            --             --

R. Phillip Boyd................................     30,000             --            --             --


------------------------


(1) Market value of underlying securities at December 31, 2000 less the exercise price.


DIRECTOR COMPENSATION


    During 2000 each member of the board of directors who was not an officer or employee of Intellicall received an annual $13,500 director's retainer for serving on the board. Additionally each director was paid a fee of $675 for each directors meeting he attended and a $675 fee for each committee meeting he attended other than committee meetings held on the same day as a directors meeting. Directors were also reimbursed for expenses relating to attendance at meetings.


INDEMNIFICATION ARRANGEMENTS

    Intellicall's bylaws provide for the indemnification of its executive officers and directors, and the advancement to them of expenses in connection with proceedings and claims, to the fullest extent permitted by the Delaware General Corporation Law. Intellicall has also entered into indemnification agreements with its executive officers and directors that contractually provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitees' receipt of such benefits.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Intellicall's directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Intellicall has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by one of Intellicall's directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Intellicall will, unless in the opinion of Intellicall's counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by Intellicall is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

1991 STOCK OPTION PLAN

    For a description of Intellicall's 1991 Stock Option Plan and certain proposed amendments thereto, see "Proposal No. 4--Amendment of the Plan" set forth elsewhere in this Proxy Statement.

    EMPLOYEE STOCK PURCHASE PLAN. Intellicall's Board of Directors adopted the 1995 Employee Stock Purchase Plan for employees of Intellicall and its subsidiaries. Intellicall's stockholders approved the plan in 1996. Up to 300,000 shares of Common Stock are authorized to be issued under the Employee Stock Purchase Plan. The purpose of the Employee Stock Purchase Plan is to provide employees of Intellicall and its designated subsidiaries with an opportunity to purchase Intellicall Common Stock at a discount through accumulated payroll deductions. The Employee Stock Purchase Plan is also intended to motivate such persons to exert their best efforts on behalf of Intellicall.

    The Employee Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. Participating employees are entitled to enroll during one or both of two six month offering periods during each calendar year. Eligible employees may elect to have payroll deductions made on each payday during each offering period in an amount not exceeding ten percent (10%) of the compensation which he or she receives on each such payday. At the end of each offering period the accumulated payroll deductions are utilized to purchase shares of Common Stock from Intellicall pursuant to the exercise of options granted at the beginning of each offering period. The purchase price for the shares purchased with the payroll deductions is equal to eighty-five percent (85%) of the fair market value of a share of Common Stock on the first trading day or the last trading day of each offering period, whichever is lower.


    At January 1, 2001 Intellicall and its subsidiaries had approximately 48 employees who are eligible to participate in the Employee Stock Purchase Plan, of which two employees are actually participating in the Employee Stock Purchase Plan.


STOCK PERFORMANCE CHART

    The following chart compares the yearly percentage change in the cumulative total stockholder return on Intellicall's Common Stock during the five years ended December 31, 1999, with the cumulative total return of (1) Standard & Poors 500 Stock Index, (2) the Standard & Poors Small Cap 600 Index and (3) the Standard & Poors Telephone Manufacturers Index. The comparison assumes $100 was invested on December 31, 1994 in Intellicall's common stock and in each of the other indices and assumes reinvestment of dividends. Intellicall paid no dividends during the five year period.

          COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG INTELLICALL,
                  S&P 500 INDEX, S&P SMALL CAP 600 INDEX, AND
                      S&P TELEPHONE MANUFACTURER'S INDEX.*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      S&P SMALL  TELEPHONE MANUFACTURER'S
          Intellicall  S&P 500 Index    Cap 600           Composite Index
12/31/94         $100           $100       $100                      $100
12/31/95         $100           $138       $130                      $151
12/31/96         $157           $169       $158                      $152
12/31/97         $137           $226       $198                      $212
12/31/98          $58           $290       $195                      $312
12/31/99          $30           $351       $220                      $330

      * TOTAL RETURN BASED ON $100 INITIAL INVESTMENT & REINVESTMENT OF
        DIVIDENDS.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                           MANAGEMENT OF INTELLICALL


    The following table sets forth, as of January 1, 2001, the number and percentage of outstanding shares of common stock beneficially owned by:


    - each of the named executive officers;

    - each person known by Intellicall to be the beneficial owner of more than 5% of Intellicall's common stock,

    - each director and each person nominated to be elected a director of Intellicall; and

    - all officers and directors as a group.

    Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them. For additional information regarding stock ownership after the merger, see the table under "Market Price, Dividends and Stockholder Matters."


                                                                    SHARES OF
                                                                  COMMON STOCK        PERCENTAGE
NAME OF BENEFICIAL OWNER(1)                                   BENEFICIALLY OWNED(2)    OF CLASS
---------------------------                                   ---------------------   ----------
William O. Hunt(3)..........................................          962,000             7.0%
Banca Del Gottardo(4).......................................        4,538,658            29.0%
  viale S. Franscini 8
  6901 Lugano
  Switzerland
B. Michael Adler(5).........................................          646,813             4.9%
Lewis E. Brazelton III(6)...................................          116,373                *
Arthur Chavoya(7)...........................................           30,000                *
Richard B. Curran(8)........................................           86,250                *
John J. McDonald, Jr.(9)....................................          308,800             2.2%
R. Phillip Boyd (10)........................................           33,500                *
All officers and directors as a group (7 persons)(11).......        2,748,736            18.4%


------------------------

*   less than one percent

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Includes shares issuable upon the conversion of subordinated debt or shares issuable upon exercise of options or warrants that have or will vest within 60 days. All options granted under the 1991 stock option plan will vest upon the change-of-control that will result if the merger is approved. The amounts reflected in this table assume approval of the merger.

(3) Includes 175,825 shares as to which Mr. Hunt has shared voting and investment power and 670,000 shares of common stock issuable upon exercise of options.


(4) Includes 2,564,473 shares of common stock issuable upon conversion of subordinated debt and exercise of a warrants.


(5) Includes (i) 37,000 shares held in the name of Adler Computer
    Systems, Inc., a company wholly owned by Mr. Adler and (ii) 170,000 shares of common stock issuable upon exercise of options.

(6) Includes 5,091 shares owned by Mr. Brazelton's wife, as to which Mr. Brazelton disclaims beneficial ownership, and 30,000 shares of common stock issuable upon exercise of options.

(7) Includes 30,000 shares of common stock issuable upon exercise of options.

(8) Includes 36,250 shares held by Mr. Curran's wife and a trust of which Mr. Curran's wife is a beneficiary, as to which Mr. Curran disclaims beneficial ownership, and 30,000 shares of common stock issuable upon exercise of options.


(9) Includes 300,000 shares of common stock issuable upon exercise of options.


(10) Includes 30,000 shares of common stock issuable upon exercise of options.

(11) Includes 1,825,000 shares of common stock issuable upon exercise of options.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF INTELLICALL

    As of December 31, 1998, The Payphone Company, Ltd., or Payphone, owed Intellicall $269,887 for trade receivables. In December 1998, Intellicall's management completed the establishment of a full reserve for such amount. B. Michael Adler was a director of Payphone and of Intellicall. Mr. Adler and other members of Mr. Adler's family own the majority of Payphone's stock.

    On February 15, 1994, Intellicall issued a $1 million, 10% convertible subordinated note to T.J. Berthel Investments, L.P., an affiliate of Thomas J. Berthel, who previously served as a director of Intellicall. An amended and restated note was issued on August 9, 1994. Interest is payable quarterly and the entire principal amount matured and was paid in full on March 31, 1999.

    On February 11, 2000, Intellicall signed a $.5 million revolving promissory note with Bank of America, N.A., due February 11, 2001. Interest is payable monthly at its prime rate commencing on March 11, 2000 with the principal of the note guaranteed by Mr. William O. Hunt, Chairman of the Board of Intellicall, and B&G Partnership, Ltd, an affiliate of Mr. Hunt. Intellicall may repay and re-borrow under the terms of the note at any time, up to a maximum aggregate outstanding balance equal to the principal amount of the note. Proceeds of the note were used for working capital purposes. On May 1, 2000, Intellicall paid off the $.5 million note.


    Intellicall's debt financing with Banca del Gottardo, a 29.0% beneficial owner of Intellicall common stock, includes the following as of September 30, 2000 and December 31, 1999 and 1998:



                                                                             DECEMBER 31,
                                                          SEPTEMBER 30,   -------------------
                                                              2000          1999       1998
                                                          -------------   --------   --------
8% Convertible subordinated notes, due 2000.............     $   --        $2,630     $2,630
8% Convertible subordinated notes, due 2001.............        200         5,000      5,000
7% Convertible subordinated notes, due 2004.............      2,200         2,000         --
                                                             ------        ------     ------
                                                              2,200         9,630      7,630
Less: Unamortized debt discount.........................       (255)         (443)      (318)
                                                             ------        ------     ------
                                                             $1,945        $9,187     $7,312
                                                             ======        ======     ======


    For the year 1999, Intellicall entered into the following transactions with Banca del Gottardo:

    On April 9, 1999, Intellicall obtained bridge financing of $1.0 million from Banca del Gottardo for the purpose of satisfying all obligations to T.J. Berthel Investments.

    On June 11, 1999, Intellicall completed the sale of $2.0 million of a 7.0% convertible subordinated note, due June 11, 2004, to Banca del Gottardo.
$1.0 million of the net proceeds from the sale of the note was used to repay the bridge financing, with the balance utilized for working capital. The note was issued with warrants to purchase 200,000 shares of Intellicall's common stock at $1.55 per share. The stock purchase warrants were valued at $160,456 and recorded as deferred debt costs by Intellicall. The unamortized portion of those deferred debt costs was $141,779 as of December 31, 1999.

    On October 21, 1999, Intellicall received notice from Banca del Gottardo of its intent to "put" to Intellicall the balance of the 8.0% convertible subordinated notes due December 31, 2000. The agreement, relating to such convertible debt includes a put option, giving Banca del Gottardo the right to tender payment for the outstanding balance of the notes on December 31, 1999. Intellicall repaid these notes in April, 2000.

    On December 30, 1999, Intellicall issued warrants to purchase 200,000 shares of its common stock at a price of $1.00 per share to Banca del Gottardo. In consideration of the warrants, Banca del Gottardo amended the 8% convertible, subordinated notes due December 31, 2000 to postpone the put on the notes from December 31, 1999 to June 30, 2000.

    On December 30, 1999, Intellicall sold 1 million shares of common stock to Banca del Gottardo for $0.85 per share. The purchase price represented a 15% discount to the closing price of Intellicall's common stock upon the agreed upon date of December 22, 1999. Proceeds from the sale were utilized for working capital purposes.


    On April 27, 2000 Intellicall used a portion of the proceeds from the sale of its ownership in ILD to retire the remaining $2.6 million 8.0% convertible subordinated notes due December 31, 2000 and $4.8 million of the 8.0% convertible subordinated notes due November 22, 2001, both due to Banca del Gottardo. Intellicall incurred a $.1 million expense, net of $.06 million income tax benefit, relating to the extinguishment of the $2.6 million 8.0% convertible subordinated notes due December 31, 2000, which has been reported in its statements of operations and statements of cash flow under the caption "Extraordinaty items--early extinguishment of debt." This expense resulted from Intellicall paying to Banca del Gottardo a 6.0% premium on the outstanding principle balance of the note upon its retirement as required by the note agreement.



    On November 27, 2000, Intellicall retired the remaining $200,000 of 8% convertible subordinated notes due November 2001. As of December 31, 2000, outstanding debt consisted of $2.0 million, 7% convertible subordinated notes due June 11, 2004. This note is convertible into 1,290,323 shares of Intellicall's common stock at a price of $1.55 per share.



    Pursuant to certain provisions associated with warrants issued in connection with the Banca del Gottardo debt financing, the proposed merger will trigger anti-dilution treatment and result in adjustments to the quantity and price of warrants issued to Banca del Gottardo. On December 19, 2000, Banca del Gottardo agreed to amend the anti-dilution provision of the warrant agreements subject to the completion of the merger. The amendments allow for adjustment to warrant prices while warrant quantities remain the same. Additionally, the expiration date on two warrants were extended.

    The table below details the impact of anti-dilution provisions before and after the effect of the warrant amendments.



                                                  VALUE              VALUE              VALUE
                                              BEFORE MERGER,      AFTER MERGER      AFTER MERGER
                                             BEFORE AMENDMENT   BEFORE AMENDMENT   AFTER AMENDMENT
                                             ----------------   ----------------   ---------------
WARRANT #1--DECEMBER 2001 EXPIRATION
  Quantity of Purchase Warrant.............          418,507          1,116,018           418,507
  Stock Strike Price.......................   $         3.01     $         1.13     $        1.00
  Expiration Date..........................    December 2000      December 2000     December 2001

WARRANT #2--DECEMBER 2001 EXPIRATION
  Quantity of Purchase Warrant.............          255,643            681,715           255,643
  Stock Strike Price.......................   $         3.91     $         1.47     $        1.00
  Expiration Date..........................    November 2001      November 2001     December 2001

WARRANT #3--JUNE 2004 EXPIRATION
  Quantity of Purchase Warrant.............          200,000            533,333           200,000
  Stock Strike Price.......................   $         1.55     $          .58     $         .69
  Expiration Date..........................        June 2004          June 2004         June 2004

WARRANT #4--DECEMBER 2004 EXPIRATION
  Quantity of Purchase Warrant.............          200,000            533,333           200,000
  Stock Strike Price.......................   $         1.00     $          .38     $         .44
  Expiration Date..........................    December 2004      December 2004     December 2004

WARRANT #5--APRIL 2005 EXPIRATION
  Quantity of Purchase Warrant.............          100,000            266,667           100,000
  Stock Strike Price.......................   $         1.00     $          .38     $         .44
  Expiration Date..........................       April 2005         April 2005        April 2005

WARRANT #6--APRIL 2005 EXPIRATION
  Quantity of Purchase Warrant.............          100,000            266,667           100,000
  Stock Strike Price.......................   $         1.25     $          .47     $         .55
  Expiration Date..........................       April 2005         April 2005        April 2005



    During the years ending December 31, 2000 and 1999, Intellicall paid $409,242 and $804,545, respectively, for interest and fees associated with the financing arrangements with Banca del Gottardo.


                   DESCRIPTION OF WIRELESS WEBCONNECT!, INC.

           SELECTED HISTORICAL FINANCIAL DATA OF WIRELESS WEBCONNECT!

    The following table highlights selected financial information of Wireless WebConnect! for the periods and at the dates indicated but does not necessarily include all of the financial information that is important to you. Wireless WebConnect!'s Statement of Operations Data for all of the years in the three-year period ended December 31, 1999 and its balance sheet data as of December 31, 1998, and 1999 are derived from Wireless WebConnect!'s financial statements that have been audited by Deloitte & Touche LLP, independent auditors. The selected financial information should be read in conjunction with the financial statements and notes included elsewhere in this Proxy Statement.

Wireless WebConnect!'s historical results are not necessarily indicative of Wireless WebConnect!'s operating results to be expected in the future.


                                                                                            NINE MONTHS
                                                                                               ENDED
                                                 YEARS ENDED DECEMBER 31,                  SEPTEMBER 30,
                                      -----------------------------------------------   -------------------
                                         1996          1997         1998       1999       1999       2000
                                      -----------   -----------   --------   --------   --------   --------
                                      (UNAUDITED)                                           (UNAUDITED)
                                                                 (IN THOUSANDS)
Statement of Operations Data:
    Revenues........................       $1,000        $1,384    $ 1,402    $ 1,853    $ 1,447    $ 1,116
    Net income (loss)...............          116            59        120         34        117       (84)
    Net income (loss) per common
      share.........................        11.55          5.88      11.98       3.37      11.73     (8.44)

Balance Sheet Data:                                 (UNAUDITED)
   Total Assets.....................          177           197        240        231        377      1,180
    Owners' Equity..................        $ 116         $ 101    $   206    $   174    $   273    $    46



WIRELESS WEBCONNECT! BUSINESS


    Wireless WebConnect! is a reseller of high-speed, mobile wireless Internet service for mobile professionals and secure wireless access to corporate computer networks through VPN (Virtual Private Networking) services. Wireless WebConnect! acquires, services and supplies mobile professional customers with fast, wireless data access. Wireless WebConnect! has developed a subscriber acquisition model that includes coordinating the activities of marketing and public relations, inbound and outbound call centers, outside sales programs, e-commerce and customer retention activities, including technical support, customer service and marketing.

    Wireless WebConnect! was founded in 1991 under the name Business Tel to integrate the disciplines of public relations, marketing, inbound and outbound call centers, inside and outside sales and customer retention activities to round out a full-service subscriber acquisition model. As of December 1, 2000, there were 66 employees of Wireless WebConnect!. Wireless WebConnect! started out in the long distance reselling industry where it established sales offices for a publicly held company in numerous major United States markets and supported them via a centralized 100-person call center operation.

    In 1995 Wireless WebConnect! became a strategic partner with Metricom, Inc. in locating subscribers to use Metricom's Ricochet 28.8 kpbs wireless data network. Wireless WebConnect! has worked directly with Metricom and the Ricochet service for the last five years and signed up over 50% of the Ricochet 28.8 kbps subscriber base. Wireless WebConnect! has established and managed inbound and outbound call centers, retail stores, airport booths, government sales programs and sales teams targeting subscribers in Fortune 1000 companies, small to medium sized businesses, small-office/home-office (SOHO), government agencies and the educational market. Wireless WebConnect! has established sales offices in all Ricochet 28.8 kbps metropolitan service areas, including Seattle, Washington D.C., San Francisco and the Silicon Valley.

    In June 2000, Wireless WebConnect! entered into an agreement with Metricom to become a Ricochet Authorized Service Provider, and now provides 128 kbps Ricochet high-speed wireless mobile access under the brand name Ricochet WebConnect!, its anchor service. Wireless WebConnect! used its subscriber acquisition model to support Metricom's launch of 128 kbps Ricochet in San Diego and Atlanta in July 2000 and will continue to support the offering as it rolls out nationwide. In addition to retailing Ricochet service and hardware, Wireless WebConnect! is a full service provider of customer, network and administrative support and care for its wireless subscribers.

    Metricom informed its Ricochet 28.8 kbps subscriber base in September 2000 that it had contracted with Wireless WebConnect! to be the exclusive provider of the Ricochet 28.8 kbps service to Metricom's existing customers, allowing customers the choice of continuing with their original Ricochet 28.8 kbps service or advancing to the new 128 kbps high-speed service. Wireless WebConnect! is now expanding rapidly as a wireless Internet service provider with Ricochet WebConnect! as its core service offering.


    Wireless WebConnect! is a Florida corporation with its principal executive offices at 620 Lakeview Drive, Clearwater, Florida 33756. Wireless WebConnect!'s telephone number at that address is (727) 445-1500.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS OF WIRELESS WEBCONNECT!

    You should read the following discussion of Wireless WebConnect!'s financial condition and results of operations in conjunction with the Wireless WebConnect! financial statements and the notes thereto included elsewhere in this Proxy Statement. The results shown in this Proxy Statement are not necessarily indicative of the results Wireless WebConnect! will achieve in any future periods.

OVERVIEW

    Wireless WebConnect! provides wireless services for mobile professionals. Wireless WebConnect!'s revenue is primarily generated from the resale of wireless Internet data services and mobile Internet connection devices used by subscribers. Wireless WebConnect! began selling subscriptions to mobile professionals for wireless data services in July 1995. Since Wireless WebConnect!'s inception Wireless WebConnect! has internally funded the continued activity of signing up mobile professionals for wireless Internet services. Recently Wireless WebConnect! invested to expand its call center, sales offices, marketing activities and delivery capabilities. Wireless WebConnect!'s plan is to continue investing in these activities and expand its customer base by identifying and providing cutting edge wireless services to mobile professionals throughout the United States. With the introduction of new wireless services in major US markets Wireless WebConnect! expects to incur significant operating losses for at least the next several quarters. Wireless WebConnect!'s profitability will be dependent upon revenue generated from a growing customer base.

    Wireless WebConnect!'s revenue is primarily generated from the sales of wireless devices (modems) and the resale of wireless subscriber services provided by Metricom, Inc. Prior to the launch of Metricom's Ricochet 128k wireless Internet service ("R2") in July 2000, Wireless WebConnect!'s revenue was generated primarily from commissions paid for subscribers acquired by Wireless WebConnect! for Metricom. This revenue accounted for 99% of Wireless WebConnect!'s revenue in 1997, 94% of Wireless WebConnect!'s revenue in 1998 and 91% in 1999. Upon the introduction of the R2 offering from Metricom in July 2000, Wireless WebConnect! became a national wireless Internet service provider/reseller, wherein Wireless WebConnect! provides comprehensive customer interface and support including subscription services, modem sales and technical support. These changes allow Wireless WebConnect! to better service the end user and own the customers Wireless WebConnect! generates.


    Wireless WebConnect!'s revenues and expenses will change going forward with the R2 offering due to the change in its relationship with Metricom. Previously, Wireless WebConnect! was a reseller and marketing agent for Metricom's Ricochet service, signing up customers owned and serviced by Metricom. Under the new structure, Wireless WebConnect! is the service provider and has the primary customer relationship. As a result, it will earn the monthly service fee for Internet service and will incur additional expenses in the form of marketing, personnel costs, overhead and payments to Metricom for providing access to its network for Wireless WebConnect! customers. Additionally, Wireless WebConnect! has increased its territory from three markets to eleven markets, and intend to deliver service in all forty-six Metricom markets as soon as construction is completed and each market network is activated. Revenues will also increase due to the revenue generated from modem sales. Wireless WebConnect! discontinued selling Ricochet 28.8 kbps in early 2000 in preparation for the R2 service. Metricom will start transition of its 28.8 kbps customers to Wireless WebConnect! on an exclusive basis for delivery and ownership beginning in January 2001. The arrangement does not allow for new subscribers to the 28.8 kbps service, but rather, only a continuation of the 28.8 kbps service to existing customers who do not choose to upgrade to the R2 service.


    Wireless WebConnect!'s R2 offering enables Wireless WebConnect!'s customers to receive 128k or better mobile wireless Internet service with unlimited usage and no roaming charges for $74.95 per month. This service includes full Internet access and email equivalent to full desktop service but with no phone lines or other wired access within the coverage area. Annual rates provide a free month of service with no activation fee when paid in advance. Monthly subscribers pay $74.95 monthly with a $30 activation fee. All customers will be given a 30 day money back guarantee excluding the activation fee. Additionally, all customers will have the option to purchase the wireless modem of their choice with an average cost of $99. These devices are modems that work on any platform and soon will include a PCMCIA card for use on laptops and other handheld computers.

    Wireless WebConnect!'s subscriber acquisition costs consist primarily of the establishment and running of sales offices, call centers, marketing, and management expenses. Modem devices are purchased from third party manufacturers and there may be a need to subsidize these devices in order to stay competitive. Wireless WebConnect!'s delivery expenses include technical delivery and support personnel, equipment and maintenance, bandwidth, systems, automation and content development and the management of these activities. In 2000 and 2001, Wireless WebConnect! expects its sales and marketing expense to increase substantially as a percentage of its annual revenues. Wireless WebConnect!'s general and administrative expenses consist primarily of cash compensation and related costs for general corporate, business development and technology development personnel, along with rent and other related costs.

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER
  30, 2000

    COMMISSIONS AND RELATED REVENUE. Commissions and related revenue decreased from $1,312,881 for the nine months ended September 30, 1999 to $705,513 for the nine months ended September 30, 2000. This decrease was due primarily to temporary cessation in April 2000 of marketing and selling the original
Ricochet 28.8 mobile wireless Internet service ("R1") in order to prepare for the launch of the new 128k Mobile wireless Internet service ("R2") in July 2000.

    The difference between commissions and related revenue and services revenue is that commissions and related revenue were one time commission and related payments for the delivery of new customers to Metricom. Service revenues are service fees charged to customers by Wireless WebConnect! for wireless internet access service. Wireless WebConnect! purchases the service from Metricom for resale to its customers.


    SERVICES REVENUE. Services revenue increased from $133,812 for the nine months ended September 30, 1999 to $203,786 for the nine months ended
September 30, 2000. The increase is a result of Wireless Webconnect! becoming a service provider for all customers and, therefore, has services revenue from new customers. Prior to the launch of the R2 service in July 2000, the Company's only reseller activity to date was to U.S. government customers. As of September 30, 2000, the Company had approximately 2,500 customers to whom it resold service, approximately 500 of which were U.S. government customers. All of the approximate 2,000 non-U.S. government customers have been obtained by the Company since July 2000.


    EQUIPMENT REVENUE. Equipment revenue of $206,938 for the nine months ended September 30, 2000, represents the sale of wireless modems to new customers.

    COST OF SERVICES AND EQUIPMENT REVENUE. Costs of services revenue increased from $113,648 for the nine months ended September 30, 1999 to $442,599 for the nine months ended September 30, 2000. The increase is a result of increases in fees to Metricom as well as new costs associated with equipment (wireless modems) sales for new customers.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses decreased from $1,216,408 for the nine months ended September 30, 1999 to $928,347 for the nine months ended September 30, 2000. This decrease was due primarily to temporary cessation in April 2000 of marketing and selling R1 in order to prepare for the launch of R2.

YEAR ENDED DECEMBER 31, 1999 COMPARED TO YEAR ENDED DECEMBER 31, 1998

    COMMISSIONS AND RELATED REVENUE. Commission and related revenue increased from $1,311,633 for the year ended December 31, 1998 to $1,678,566 for the year ended December 31, 1999. This was due primarily to an increase in the number of subscribers signed-up in the year ended December 31, 1999. The subscribers signed up increased from 3,447 for the year ended December 31, 1998 to 4,016 for the year ended December 31, 1999. This increase was due primarily to expanded sales and marketing efforts.


    SERVICES REVENUE. Services revenue increased from $88,205 for the year ended December 31, 1998 to $157,660 for the year ended December 31, 1999. This increase was due primarily to an increase in the number of customers to whom services were provided as part of Wireless WebConnect!'s government reseller contract during the year ended December 31, 1999. The number of customers increased from 249 at December 31, 1998, to 492 at December 31, 1999.


    COST OF SERVICES REVENUE. Costs of services revenue increased from $74,029 for the year ended December 31, 1998 to $133,467 for the year ended
December 31, 1999. This increase was due primarily to an increase in services provided to the US government as part of Wireless WebConnect!'s government reseller contract during the year ended December 31, 1999.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses increased from $1,207,742 for the year ended December 31, 1998 to $1,685,944 for the year ended December 31, 1999. This increase was due primarily to an increase in advertising costs and salaries and commissions paid to additional personnel performing sales and marketing activities for the year ended December 31, 1999. Prior to May 2000, Wireless WebConnect! was organized as a partnership, thus no tax expense or benefit was recognized.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

    COMMISSIONS AND RELATED REVENUE. Commission and related revenue decreased from $1,364,162 for the year ended December 31, 1997 to $1,311,633 for the year ended December 31, 1998. This was due primarily to a commission structure change. The commission structure change involved Metricom paying Wireless WebConnect! a lower initial commission per sale and the introduction of a tiered commission program and production bonuses. During 1997, Wireless WebConnect! was on-site at Metricom running its call center and Wireless WebConnect!'s earned fees based on staffed hours. Wireless WebConnect! moved off-site in February 1998. The number of subscribers signed-up did increase from 2,860 for the year ended December 31, 1997 to 3,447 for the year ended December 31, 1998. This increase was due primarily to expanded sales and marketing efforts.

    SERVICES REVENUE. Services revenue increased from $17,628 for the year ended December 31, 1997 to $88,205 for the year ended December 31, 1998. This increase was due primarily to an increase in services provided to the US government as part of Wireless WebConnect!'s governmental reseller contract during the year ended December 31, 1998.

    COST OF SERVICES REVENUE. Costs of services revenue increased from $15,009 for the year ended December 31, 1997 to $74,029 for the year ended December 31, 1998. This increase was due primarily to an increase in services provided to the US government as part of Wireless WebConnect!'s governmental reseller contract during the year ended December 31, 1998.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses decreased from $1,309,932 for the year ended December 31, 1997 to $1,207,742 for the year ended December 31, 1998. This decrease was due primarily to a decrease in expenses related to call center activities for the year ended December 31, 1998, as a result of the move off-site in February 1998 as mentioned above.

LIQUIDITY AND CAPITAL RESOURCES

    Since Wireless WebConnect!'s inception, Wireless WebConnect! has financed its operations solely through revenue generated by the business. Cash provided by operations has increased from $30,000 in 1998 to $74,000 in 1999. This increase in cash is primarily attributable to changes in working capital accounts including increases in accounts payable and accrued expenses. Distributions were made to the owners of the business of approximately $15,000 and $82,000 for 1998 and 1999, respectively.


    On August 29, 2000, Wireless WebConnect! signed a promissory note with Intellicall in the amount of $1.5 million bearing interest at 8%. Funding of the note is subject to certain conditions before scheduled disbursements are provided, including pre-approval by Intellicall of the use of funds. Advances are expected to be $250,000 per month. As of December 31, 2000, $750,000 has been advanced to Wireless WebConnect! under the provisions of the note agreement. Proceeds of the note have been used to expand sales activities, purchase equipment and systems and meet general operating expenses of Wireless WebConnect!. Under the terms of the agreement, upon the completion of the merger, all accrued interest and outstanding principal will be forgiven.



    Management of Wireless WebConnect! expects to incur capital expenditures of approximately $780,000 in 2001 for purchases of equipment and systems. These capital expenditures will be funded by the remaining $750,000 to be advanced on the Intellicall promissory note. Management expects to fund 2001 operations internally.


    The successful expansion of the business into emerging markets is dependent on the Wireless WebConnect!'s ability to fund operations internally and/or procure adequate external financing in a timely basis. Currently, Wireless WebConnect! has no other external sources of working capital funds. If Wireless WebConnect!'s plans or assumptions change or are inaccurate, Wireless WebConnect! may be required to seek additional capital or seek capital sooner than anticipated. In the event additional financing is not available, Wireless WebConnect! will be required to significantly reduce its expenses and/or retract its expansion plans.

MARKET PRICE, DIVIDENDS AND STOCKHOLDER OWNERSHIP AFTER THE MERGER

    There is no public market for the common stock of Wireless WebConnect!. As of the date of this Proxy Statement there are six holders of the common stock of Wireless WebConnect!.

    The issuance of Intellicall common stock with respect to the merger will have the effects set forth in the column entitled "Percentage of Class" on Intellicall's 5% or more stockholders, each director and nominee and director's and officer's as a group and Intellicall's present commitment to each of the above with respect to the issuance of common stock.


                                                                       SHARES OF
                                                                      COMMON STOCK
                                                                      BENEFICIALLY      PERCENTAGE
                                                                        OWNED(2)         OF CLASS
NAME AND ADDRESS OF                                                 ----------------   ------------
BENEFICIAL OWNER(1)                            TITLE                AFTER THE MERGER   AFTER MERGER
-------------------                            -----                ----------------   ------------
EXISTING EXECUTIVE OFFICERS AND
  DIRECTORS OF INTELLICALL
                                  Chairman of the Board (before
William O. Hunt(7)..............    the merger)                           962,000           2.7%
B. Michael Adler(7).............  Director                                646,813           1.8%
Lewis E. Brazelton III(7).......  Director                                116,373             *
Arthur Chavoya(7)...............  Director                                 30,000             *
Richard B. Curran(7)............  Director                                 86,250             *
                                  President (before the merger),
                                    Chief Executive Officer and
                                    Director, Chairman of the
John J. McDonald, Jr.(7)........    Board (after the merger)              873,800           2.4%
                                  Chief Financial Officer and
R. Phillip Boyd(7)..............  Secretary                                33,500            --

10% SHAREHOLDERS
Banca del Gottardo..............                                        4,538,658          12.1%

NEW ADDITIONAL EXECUTIVE
  OFFICERS AND DIRECTORS
  FOLLOWING THE MERGER
G. T. Finn(3)(6)................  President (after the merger)          8,939,291          25.6%
Mike Campbell(4)(6).............  Nominee                               6,758,976          19.4%
Neil Byrne(6)...................  Nominee                               4,578,661          13.1%
Richard Bishop(6)...............  Nominee                                      --
Richard F. Dahlson(7)...........  Nominee                                      --
Steven Hayes(6).................  Nominee                                      --
All officers and directors as a
  group (10 persons)............                                       23,025,664          62.7%


------------------------

*   less than one percent

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Includes shares issuable upon the conversion of subordinated debt or shares issuable upon exercise of options or warrants that have or will vest within 60 days. All options granted under the 1991 Stock Option Plan will vest upon the change-of-control that will result if the merger is approved. The amounts reflected in this table assumes approval of the merger.


(3) Includes 2,180,315 shares owned by Mr. Finn's wife.



(4) Includes 2,180,315 shares owned by Mr. Campbell's wife.


(5) This table does not include any of the 1.5 million options issuable pursuant to the merger agreement to former Wireless WebConnect! employees who became Intellicall employees.


(6) Denotes a designee of Wireless WebConnect!.



(7) Denotes a designee of Intellicall.


                                 PROPOSAL NO. 2
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO CHANGE THE NAME TO WIRELESS WEBCONNECT!, INC.

    The Board of Directors has adopted a resolution approving an amendment to the certificate of incorporation to change Intellicall's name to "Wireless WebConnect!, Inc." The approval of the name change is a condition precedent to the merger and the merger will not be consummated without that approval. If the stockholders do not approve the merger, the name of Intellicall will not be changed.

    The amended certificate of incorporation, assuming approval of the issuance of common stock with respect to the merger by the stockholders at the meeting, will be filed with the Secretary of State of the State of Delaware as soon as practicable after the date of the meeting. Without any further action on the part of Intellicall or the stockholders, the amendment will become effective on the date of such filing.

    SUBJECT TO THE APPROVAL OF THE STOCKHOLDERS OF THE ISSUANCE OF COMMON STOCK IN THE MERGER AS SET FORTH UNDER PROPOSAL NO. 1 ABOVE, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO CHANGE THE NAME OF INTELLICALL TO "WIRELESS WEBCONNECT!, INC."

                                 PROPOSAL NO. 3
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


    In connection with the transactions contemplated by the merger agreement, including the issuance of 21,803,148 shares of common stock, and the proposal in this Proxy Statement to increase the shares authorized under the 1991 Stock Option Plan, the board has unanimously approved, subject to approval by the stockholders, a proposal to amend the certificate of incorporation to increase the number of shares of common stock authorized and available for issuance from 20,000,000 to 60,000,000. The approval of the amendment to the certificate of incorporation to increase the number of outstanding shares of common stock is a condition precedent to the merger. If the stockholders do not approve the increase in the number of authorized shares, Intellicall will not have a sufficient amount of shares to issue in the merger; and the merger will not be consummated. This proposal if approved by the stockholders will be implemented even in the event the merger is not approved. If this Proposal No. 3 and Proposal No. 4 regarding amendment to the 1991 Stock Option Plan are approved but the merger is not approved, 41,959,543 shares of common stock would be authorized and available for issuance.

    In addition to providing a sufficient number of shares for the issuance of common stock pursuant to the merger, and the granting of options under the 1991 Option Plan to certain former Wireless WebConnect! employees who become Intellicall employees after the merger, the board believes that the increase would benefit Intellicall by providing greater flexibility to facilitate an acquisition strategy, to provide stock-related employee benefits, to effect stock splits of the outstanding common stock, and to provide flexibility for raising additional capital to fund a growth strategy and other general corporate needs. Although Intellicall is not currently reviewing any specific acquisition opportunities, there may be future acquisitions and the increase would allow Intellicall to issue common stock in other future acquisitions. As of the Record Date, Intellicall had issued and outstanding 13,083,311 shares of common stock and 1,857,200 shares of common stock reserved for issuance under its 1991 Stock Option Plan. The number of shares Intellicall has reserved for issuance under outstanding warrants and convertible debt, as of the Record Date, is 3,099,946.


    The Amended Certificate of Incorporation, assuming approval by the stockholders at the meeting, will be filed with the Secretary of State of the State of Delaware as soon as practicable after the date of the Meeting. Without any further action on the part of Intellicall or the stockholders, the amendment will become effective on the date of such filing.

    If the amendment to the certificate of incorporation to increase the number of outstanding shares of common stock is approved at the meeting, other than approval of the issuance of common stock under Proposal No. 1 and the approval to increase the shares available for issuance under the 1991 Stock Option Plan in Proposal No. 4, generally, no stockholder approval would be necessary for the issuance of all or any portion of the additional shares of common stock unless required by law or any rule or regulations to which Intellicall is subject. Intellicall has no plans to issue any additional shares in connection with the merger other than the shares issuable upon exercise of the 1.5 million options that will be available for grant to former Wireless WebConnect! employees who become employees of Intellicall after the merger.

    Depending upon the consideration per share received by Intellicall for any subsequent issuance of common stock, such issuance could have a dilutive effect on those stockholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of common stock, thereby decreasing the percentage ownership in Intellicall (for voting, distributions and all other purposes) represented by existing shares of common stock. The availability for issuance of the additional shares of common stock and any issuance thereof, or both may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of Intellicall. Intellicall's certificate of incorporation also contains a provision limiting the number of directors to nine and provides for the issuance of preferred stock over which the board retains the right to determine voting rights. These provisions may have an anti-takeover effect. The present proposal with respect to the increase in authorized shares is not a part of a plan by Intellicall's management to adopt a series of anti-takeover measures, and management does not presently intend to propose other anti-takeover measures in future proxy solicitations.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000. ALTHOUGH THE CLOSING OF THE MERGER IS DEPENDENT UPON THE APPROVAL OF THIS PROPOSAL BY THE STOCKHOLDERS, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL EVEN IN THE EVENT THE MERGER IS NOT APPROVED, BASED UPON THE REASONS SET FORTH ABOVE.

                                 PROPOSAL NO. 4
                             AMENDMENT OF THE PLAN


    The board has adopted a resolution to amend the 1991 Stock Option Plan to increase the aggregate number of shares of common stock that may be issued thereunder to 9,495,000, which would provide shares available for the issuance of up to 6,995,000 incentive stock options, 2,000,000 nonqualified stock options and 500,000 nonemployee directors stock options. This proposed plan amendment will provide enough authorized shares to grant up to an aggregate of 1.5 million options to purchase common stock after the merger described in Proposal No. 1 to the former employees of Wireless WebConnect! who become employees of Intellicall, which is a covenant in the merger agreement. The employees of Wireless WebConnect! who may become eligible to receive grants with respect to the 1.5 million options have not been identified. The proposed plan amendment will also provide flexibility to issue additional grants in the future. This proposal will, if approved by the stockholders, be implemented even in the event the merger is not approved.


    The board has also adopted resolutions to (1) change the automatic grants to nonemployee directors upon initial election to the Board from February 1 to the date of election to the Board and to provide for automatic annual grants on the date of the annual meeting and (2) to increase the initial grant to nonemployee directors from an option to purchase 20,000 shares to an option to purchase 25,000 shares of common stock and to provide for automatic annual grants of options to purchase 12,500 shares of common stock. The foregoing proposed amendments to the 1991 Stock Option Plan are referred to herein as the plan amendment. No other amendments to the 1991 Stock Option Plan are currently contemplated.


    The full text of the 1991 Stock Option Plan, as amended to reflect the proposed changes, is attached hereto as APPENDIX E.


GENERAL

    The 1991 Stock Option Plan is an arrangement under which certain individuals may be granted awards for incentive stock options, non-qualified stock options and directors' options. The purpose of the 1991 Stock Option Plan is to provide incentives to officers, directors and employees of Intellicall, to attract individuals with a high degree of training, experience, expertise and ability, to provide an opportunity to such individuals to acquire a proprietary interest in the success of Intellicall, to increase their interest in Intellicall's welfare, to align their interests with those of Intellicall's stockholders and to encourage them to remain with Intellicall.

ADMINISTRATION OF THE 1991 PLAN

    The Option Plan is administered by the Compensation Committee composed of non-employee directors of Intellicall who meet the requirements of "disinterested person" in Section 16b of the Securities Exchange Act of 1934.

ELIGIBILITY

    Awards may be granted under the 1991 Stock Option Plan to employees of Intellicall, including officers and directors, and, in accordance with the nondiscretionary formula mentioned above, non-employee directors of Intellicall. However, only employees of Intellicall are entitled to receive incentive stock option Awards. The Compensation Committee, in its discretion as outlined in the 1991 Stock Option Plan, determines which individuals are eligible to receive Awards under the 1991 Stock Option Plan.

    The approximate number of individuals who were eligible to participate in the 1991 Stock Option Plan as officers or employees of as of October 1, 2000 was 48.

GRANT, TERM, AND RESTRICTIONS ON AWARDS

    Awards granted under the 1991 Stock Option Plan may include incentive stock options, which are qualified under Section 422A of the Internal Revenue Code of 1986 (the "Code"), non-qualified stock options, which are not qualified under
Section 422A of the Code, and directors' options.

    In the event common stock purchased upon exercise of incentive options is disposed within a two year period after the options are granted under the 1991 Stock Option Plan or within one year after the option is exercised, the optionee is required to so notify Intellicall and deliver to Intellicall the amount of any applicable withholding taxes. In either such event, the options lose their status as incentive options under Section 422A of the Code and are treated as non-qualified options under the 1991 Stock Option Plan. The maximum value of incentive options that can become first exercisable in any one year can be no more than $100,000.

    Each Award is to be granted under an agreement between Intellicall and the individual receiving the Award. Each agreement specifies the exercise periods of options. Intellicall receives no consideration upon the grant of an Award. The rights under the agreement are not transferable by the individual receiving an Award except under the laws of descent and distribution. During the lifetime of the individual receiving an Award, only the individual or his legal representative may exercise the Award.

PURCHASE PRICE FOR INCENTIVE OPTIONS

    The purchase price for each share of common stock subject to an incentive option granted under the 1991 Stock Option Plan may not be less than the greater of the par value of such share and 100% of the fair market value of such share on the date that the incentive option is granted (110% in the case of an incentive option granted to a person who owns more than ten percent of the total combined voting power of all classes of stock of Intellicall). The purchase price of common stock may be paid by cash, check, or shares of common stock which have been held for at least six months.

TERMINATION OF AWARDS

    Awards of incentive options granted under the 1991 Stock Option Plan generally terminate with respect to any portion of the incentive option not previously exercised by an individual after ten years from the date that the incentive option is granted (five years in the case of an incentive option granted to a person who owns more than ten percent of the total combined voting power of all classes of stock of Intellicall), unless the option terminates sooner by reason of termination of employment, disability, or death. The unexercised or restricted portion of an Award shall terminate immediately if an individual's employment is terminated for cause. If termination of employment is voluntary or by Intellicall for reasons other than cause, such portion of the Award shall terminate three months after employment terminates. The unexercised or restricted portion of an Award will terminate twelve months after the occurrence of the disability or death of an individual.

CERTAIN EVENTS

    The 1991 Stock Option Plan contains antidilution provisions applicable in the event of any change in the number of outstanding shares of common stock of Intellicall or any change in the character or rights of the common stock which occurs by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares or other similar events. In any such event, appropriate adjustments will be made in the maximum number of shares which may be issued under the 1991 Stock Option Plan and the number of shares under and exercise price of outstanding Awards.

    In addition, in the case of (1) a dissolution or liquidation of Intellicall or (2) a merger or consolidation of Intellicall the 1991 Stock Option Plan and all options granted thereunder shall continue in effect and each holder of an option shall be entitled to receive in respect of each share of common stock subject to an outstanding Award, upon exercise of such Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of Common Stock was entitled to receive in such transaction in respect of a share of Common Stock.


    In the event of a Change in Control of Intellicall (as defined in the 1991 Stock Option Plan), all outstanding Awards shall become immediately and fully exercisable. Upon the consummation of the merger, a Change of Control will be deemed to have occurred because the former Wireless WebConnect! shareholders will hold approximately 62.5% of the outstanding common stock.


AMENDMENTS

    The board or the Compensation Committee may at any time, without the consent of the holders of Awards, alter, amend, revise, suspend, or discontinue the 1991 Stock Option Plan, provided that such action shall not adversely affect Awards previously granted. Any amendments to the 1991 Stock Option Plan that would
(1) materially increase the benefits accruing to individuals participating in the 1991 Stock Option Plan, (2) materially increase the number of shares of common stock subject to the 1991 Stock Option Plan, or (3) materially modify the requirements as to eligibility for participation in the 1991 Stock Option Plan must be approved by the holders of a majority of shares of common stock represented and entitled to vote thereon at a meeting of the stockholders of Intellicall.

OPTIONS GRANTED

    As of December 1, 2000, options to purchase 1,857,200 shares of common stock had been granted under the 1991 Stock Option Plan, of which options to purchase 423,340 shares of common stock had been exercised, options to purchase
1,433,860 shares of common stock remained outstanding and had not yet been exercised and options to purchase 397,200 shares remained available for grant. Assuming, the merger is approved by the Intellicall stockholders, all outstanding options under the 1991 Stock Option Plan will immediately vest and become exercisable due to the occurrence of a change of control created by the merger.

    As of December 1, 2000, 15 Intellicall employees were eligible to participate in the 1991 Stock Option Plan. Only one employee, Wynn Goolsby received options to purchase 6,500 shares of common stock at an aggregate value of $19,500 during fiscal 1999. As a group the non-employee directors of Intellicall received no options to purchase common stock during 1999. If the 1991 Stock Option Plan, as amended by this Proposal, had been in place during fiscal 1999, the nonemployee directors as a group would have received options to purchase 37,500 shares of common stock (12,500 per nonemployee director). All other grants under the 1991 Stock Option Plan are not determinable because only nonemployee directors receive automatic grants. The last reported sales price of the common stock on the American Stock Exchange as of January 4, 2001 was $0.6875.

FEDERAL INCOME TAX CONSEQUENCES

    An optionee who receives an incentive stock option under the 1991 Stock Option Plan will ordinarily not recognize any income for federal income tax purposes as a result of the receipt or exercise of such option. However, the exercise of an incentive stock option will give rise to an increase in the optionee's alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the common stock at the time the optionee's rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture over the exercise price. Intellicall will not be entitled to a compensation deduction for federal income tax purposes with respect to either the grant of an incentive stock option under the 1991 Stock Option

Plan or the exercise of such an option by the optionee. If the optionee does not dispose of the shares of common stock acquired through the exercise of the incentive stock option within two years of the date of the grant of such option, and within one year after the exercise date, and if the optionee is employed by Intellicall (or certain related entities) from the time the option is granted until three months before its exercise, any gain or loss recognized upon the disposition will constitute a long-term capital gain or loss, and Intellicall will not be entitled to a deduction. If an optionee disposes of the shares prior to the expiration of such holding periods (a "disqualified disposition"), the optionee will recognize, at the time of such disposition, ordinary income equal to the difference between the exercise price and the lower of (1) the fair market value of the shares subject to the option on the date of exercise or
(2) the amount realized by the optionee on the sale of such shares, any remaining gain shall be taxed as a capital gain. In the event of a disqualified disposition, Intellicall will be entitled to a deduction in an amount equal to the income recognized by the optionee.

    If an optionee pays the exercise price of an incentive stock option solely with common stock, and if the shares surrendered are (1) shares not received pursuant to the exercise of an incentive stock option and not subject to a substantial risk of forfeiture or (2) the result of the optionee's exercise of another incentive stock option, the exercise of which satisfied the above stated holding period requirements, the optionee will not recognize income and the basis and holding period of the surrendered common stock shall be transferred to that number of new shares equal to the number of old shares surrendered. If more shares are received than were surrendered, the additional shares' basis will be zero. If these conditions are not met, the payment of the exercise price with shares of common stock may be treated as a disqualified disposition or otherwise taxable disposition.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1991 STOCK OPTION PLAN TO INCREASE THE AGGREGATE AMOUNT AUTHORIZED FOR ISSUANCE TO 9,495,000. SINCE THE AMENDMENT WILL INCREASE THE NUMBER OF OPTIONS THAT MAY BE GRANTED TO ALL DIRECTORS AND EXECUTIVE OFFICERS OF INTELLICALL, CERTAIN OF THE DIRECTORS AND EXECUTIVE OFFICERS OF INTELLICALL HAVE AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE PLAN AMENDMENT. ALTHOUGH THE MERGER AGREEMENT CONTAINS A COVENANT TO MAKE AVAILABLE 1.5 MILLION OPTIONS UNDER THE 1991 OPTION PLAN TO EMPLOYEES OF WIRELESS WEBCONNECT! WHO BECOME INTELLICALL EMPLOYEES AFTER THE MERGER WHICH WOULD REQUIRE APPROVAL OF THIS PROPOSAL, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL EVEN IN THE EVENT THE MERGER IS NOT APPROVED, BASED UPON THE REASONS SET FORTH ABOVE.

                                 PROPOSAL NO. 5
                             ELECTION OF DIRECTORS

    There are eight directors to be elected for terms expiring at Intellicall's annual meeting of stockholders in 2001 or when their successors have been elected and qualified. It is intended that the names of the persons indicated below will be placed in nomination and that the persons named in the Proxy will vote for their election. Each of the nominees has indicated his willingness to serve as a member of the board if elected; however, in case any nominee shall become unavailable for election to the board for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote the proxy for a substitute nominee or nominees. Proxies cannot be voted for more than eight nominees. The following sets forth information as of the Record Date as to the nominees for election at the meeting, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the board and directorships in other publicly-held companies.


NAME                           AGE                         POSITION
----                         --------   -----------------------------------------------
William O. Hunt............     67      Chairman of the Board
John McDonald..............     51      President, Chief Executive Officer and Director
Mike Campbell..............     45      Nominee
G.T. Finn..................     53      Nominee
Neil Byrne.................     38      Nominee
Richard Bishop.............     45      Nominee
Richard F. Dahlson.........     42      Nominee
Steven Hayes...............     53      Nominee


    NEIL BYRNE has been Wireless WebConnect!'s Senior Vice President of New Office Establishment from August 1997 until the present. Prior to that, from November 1996 until August 1997, Mr. Byrne served as the Senior Vice President of New Business Development. He also served as a Regional Sales Manager of Wireless WebConnect! from October 1995 until November 1996.

    MIKE CAMPBELL is the Senior Vice President of Administration of Wireless WebConnect!, and has served in that capacity since February 1998. From August 1997 until February 1998, he was Senior Vice President of New Business Development for Wireless WebConnect!. Prior to that, from October 1995 until July 1997, he worked as a Regional Sales Manager for Wireless WebConnect!.

    GERALD T. FINN founded Wireless WebConnect!, which was formerly known as Business Tel, in 1991 and has served as Chairman of the Board, Chief Executive Officer and President since its inception.

    WILLIAM O. HUNT joined Intellicall in December 1992 as Chairman of the Board, Chief Executive Officer and President. In May, 1998 Mr. Hunt resigned his position as Chief Executive Officer and President. From June 1986 to July 1992, he was Chairman of the Board and Chief Executive Officer of Alliance Telecommunications Corporation, a wireless telecommunications company. Mr. Hunt serves on the boards of American Homestar Corporation, Internet America, Inc. and Mobility Electronics, Inc.

    JOHN J. MCDONALD, JR. was appointed President and Chief Executive Officer in May 1998. Prior to that time, he was Chief Operating Officer of Intellicall from July 1997 and Senior Vice President--Sales and Marketing from February 1997. From June 1994 to January 1997, Mr. McDonald was Senior Vice President of Intercom, Inc. Prior to that he was Vice President, Business Communications, of Ericsson Business Communications.


    RICHARD BISHOP served as the Senior Executive Vice President of Sales for Star Telecommunications from 1997 until his retirement in October 1998. Prior to that time, from 1990 to 1997, Mr. Bishop founded and was the Chief Executive Officer of LD Services. He also founded Power Insurance Inc. and served as its Chief Executive officer from 1984 to 1990. Mr. Bishop was the Chief Executive Officer of American Sun Inc. from 1980 to 1984.


    RICHARD F. DAHLSON is a partner of Jackson Walker L.L.P., a law firm headquartered in Dallas, Texas and has served as outside legal counsel to Intellicall since January 2000. Mr. Dahlson has been with Jackson Walker since 1984. Mr. Dahlson received his B.S.B.A. from the University of Minnesota and a J.D. degree from the University of Wisconsin. Mr. Dahlson is a director of Medical Alliance, Inc.

    STEVEN HAYES is a practicing attorney with over two decades of private practice experience. Mr. Hayes is a graduate of the University of Arkansas, and received his JD with honors from the University of San Francisco Law School. Since January of 2000, Mr. Hayes has served as general counsel for Bulldog Capital Limited Partnership, an investment advisor to four hedge funds and a venture capital fund. Bulldog Capital Management Limited Partnership has in excess of $500 million under management. In addition to his duties as general counsel to Bulldog Capital Management

Limited Partnership, Mr. Hayes continues to represent selected clients through Steven L. Hayes, A Law Corporation, including Wireless WebConnect!.

CHANGES TO THE INTELLICALL BOARD IF THE INTELLICALL STOCKHOLDERS DO NOT APPROVE
  THE ISSUANCE.

    In the event the Intellicall stockholders do not approve the Issuance in connection with the merger, Messrs. Finn, Campbell, Byrne, Bishop, Dahlson and Hayes have agreed to resign from the Intellicall Board immediately following the Meeting. The Intellicall board will then appoint to the board Mr. Lewis E. Brazelton III, Mr. Richard B. Curran, Mr. Arthur Chavoya and Mr. B. Michael Adler, each of whom are current members of the board. The biographies of Messrs. Brazelton, Curran, Chavoya and Adler are set forth under "Proposal
No. 1--Approval of Issuance of Common Stock and Options--Intellicall
Management."

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE EIGHT NOMINEES.

                      WHERE YOU CAN FIND MORE INFORMATION

    Intellicall files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information Intellicall files at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet Website maintained by the Securities and Exchange Commission at HTTP://WWW.SEC.GOV.

                             STOCKHOLDER PROPOSALS

    Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at the 2001 annual meeting must be received by Intellicall at its principal executive office
no later than [                 ] in order to be included in the proxy material
for the Meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Intellicall's principal auditors for the fiscal year 2000 are Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make any desired statement and will be available to respond to appropriate questions. Intellicall's principal auditors for the fiscal year 1999 were PricewaterhouseCoopers LLC. See "Proposal
No. 1--Approval of Issuance of Common Stock--Changes in Certifying Accountants" for a description of the dismissal of PricewaterhouseCoopers LLP and the appointment of Deloitte & Touche LLP.

                                 OTHER BUSINESS

    The board of directors knows of no matter other than those described herein that will be presented for consideration at the meeting. However, should any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment in the interest of Intellicall.

                                 MISCELLANEOUS

    All costs incurred in the solicitation of proxies will be borne by Intellicall. Intellicall estimates those costs to be $25,000. In addition to solicitation by mail, officers and employees of Intellicall may solicit proxies by telephone, telegraph or personally, without additional compensation. Intellicall may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and Intellicall may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

    Accompanying this Proxy Statement is a copy of Intellicall's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1999.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS PROPOSED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE HEREOF, AND THE MAILING OF THIS PROXY STATEMENT TO INTELLICALL STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                          By Order of the Board of Directors

                                          [SIGNATURE]
                                          William O. Hunt
                                          Chairman of the Board of Directors

        INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Financial Statements of Intellicall, Inc.
    Balance Sheets at September 30, 2000 (Unaudited) and
     December 31, 1999......................................  F-2
    Statements of Operations for each of the three month
     periods ended September 30, 2000 and 1999
     (Unaudited)............................................  F-4
    Statements of Operations for each of the nine month
     periods ended September 30, 2000 and 1999
     (Unaudited)............................................  F-5
    Statement of Stockholders' Equity for the nine months
     ended September 30, 2000...............................  F-6
    Statements of Cash Flows for each of the nine month
     periods ended September 30, 2000 and 1999
     (Unaudited)............................................  F-7
    Notes to Financial Statements (Unaudited)...............  F-8
Financial Statements of Wireless WebConnect!, Inc.
    Independent Auditors' Report............................  F-14
    Balance Sheets as of December 31, 1998 and 1999 and
     September 30, 2000 (unaudited).........................  F-15
    Statements of Income for the years ended December 31,
     1997, 1998 and 1999 and the nine months ended
     September 30, 1999 (unaudited) and 2000 (unaudited)....  F-16
    Statements of Changes in Owners' Equity for the years
     ended December 31, 1997, 1998 and 1999 and nine months
     ended September 30, 1999 (unaudited) and 2000
     (unaudited)............................................  F-17
    Statements of Cash Flows for the years ended
     December 31, 1997, 1998 and 1999 and the nine months
     ended September 30, 1999 (unaudited) and 2000
     (unaudited)............................................  F-18
    Notes to Financial Statements...........................  F-19

                               INTELLICALL, INC.

                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                     ASSETS

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
                                                               (UNAUDITED)
Current assets
  Cash and cash equivalents.................................     $ 3,899         $   694
  Receivables, net of allowance for doubtful accounts of
    $1,771 and $764.........................................         651           1,455
  Inventories, net..........................................       2,401           3,088
  Receivables from related party, net.......................         159           1,258
  Deferred tax asset........................................          --           1,500
  Other current assets......................................          93             157
                                                                 -------         -------
    Total current assets....................................       7,203           8,152
Fixed assets, net...........................................         600             980
Investment in unconsolidated subsidiary.....................          --           1,835
Other assets, net...........................................         698             637
Assets of discontinued operations, net......................         139             513
                                                                 -------         -------
  Total assets..............................................     $ 8,640         $12,117
                                                                 =======         =======

                       See notes to financial statements.

                               INTELLICALL, INC.

                    (IN THOUSANDS, EXCEPT SHARE INFORMATION)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                            SEPTEMBER 30,       DECEMBER 31,
                                                                 2000               1999
                                                            --------------      -------------
                                                             (UNAUDITED)
Current liabilities
  Accounts payable........................................     $    708           $  1,798
  Accrued liabilities.....................................          515                610
  Current portion of long-term debt payable to related
    party.................................................          200              7,630
  Deferred tax liability..................................          589                 --
                                                               --------           --------
  Total current liabilities...............................        2,012             10,038
Long-term debt payable to related party...................        1,745              1,557
Deferred gain on sale of assets...........................           --                730
Other liabilities.........................................           50                 50
Liabilities of discontinued operations....................           21                 80
                                                               --------           --------
  Total liabilities.......................................        3,828             12,455
                                                               --------           --------
Commitments and contingent liabilities....................           --                 --
Stockholders' equity (deficit)
  Common stock, $.01 par value; 20,000,000 shares
    Authorized; 13,081,889 and 13,080,175 shares issued,
    respectively..........................................          131                131
  Additional paid-in capital..............................       61,604             61,486
  Less common stock in treasury, at cost; 24,908 shares...         (258)              (258)
  Accumulated deficit.....................................      (56,665)           (61,697)
                                                               --------           --------
  Total stockholders' equity (deficit)....................        4,812               (338)
                                                               --------           --------
                                                               $  8,640           $ 12,117
                                                               ========           ========


                       See notes to financial statements.

                               INTELLICALL, INC.

                       UNAUDITED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                THREE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                              ----------------------
                                                                2000          1999
                                                              --------      --------
Equipment sales.............................................  $ 1,253       $  2,830
Cost of sales and revenues..................................    1,060          2,390
                                                              -------       --------
Gross profit................................................      193            440
Selling, general and administrative expenses................    1,394          1,683
Provision for doubtful accounts.............................      654             57
                                                              -------       --------
Operating loss from continuing operations...................   (1,855)        (1,300)
Gain on sale of stock.......................................       12             --
Other income................................................       27             16
Interest income.............................................       70             26
Interest expense............................................      (15)           (61)
Interest expense--related party.............................     (110)          (269)
Equity in the loss of unconsolidated subsidiary.............       --           (212)
                                                              -------       --------
Loss from continuing operations before income taxes.........   (1,871)        (1,800)
Income tax benefit..........................................    1,349             --
                                                              -------       --------
Loss from continuing operations.............................     (522)        (1,800)
Loss from discontinued operations...........................     (117)          (189)
                                                              -------       --------
Net loss....................................................  $  (639)      $ (1,989)
                                                              =======       ========
Basic and diluted net loss per share from continuing
  operations................................................  $ (0.04)      $  (0.15)
                                                              =======       ========
Basic and diluted net loss per share from discontinued
  operations................................................  $ (0.01)      $  (0.02)
                                                              =======       ========
Basic and diluted net loss per share........................  $ (0.05)      $  (0.17)
                                                              =======       ========
Weighted average number of basic and diluted shares
  outstanding...............................................   13,057         12,055
                                                              =======       ========


                       See notes to financial statements.

                               INTELLICALL, INC.

                       UNAUDITED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                NINE MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                              ----------------------
                                                                2000          1999
                                                              --------      --------
Equipment sales.............................................  $ 3,282       $ 9,210
Cost of sales and revenues..................................    3,161         8,312
                                                              -------       -------
Gross profit................................................      121           898
Selling, general and administrative expenses................    4,882         5,634
Provision for doubtful accounts.............................    1,013           142
                                                              -------       -------
Operating loss from continuing operations...................   (5,774)       (4,878)
Gain on sale of stock to related parties....................   13,907            --
Other income................................................       84           181
Interest income.............................................      164           146
Interest expense............................................      (63)         (588)
Interest expense--related party.............................     (771)         (748)
Equity in the loss of unconsolidated subsidiary.............      (51)         (833)
                                                              -------       -------
Income (loss) from continuing operations before income
  taxes.....................................................    7,496        (6,720)
Income tax expense..........................................   (2,250)           --
                                                              -------       -------
Income (loss) from continuing operations....................    5,246        (6,720)
Loss from discontinued operations...........................     (117)         (557)
                                                              -------       -------
Income (loss) before extraordinary items....................    5,129        (7,277)
Extraordinary items--loss on early extinguishment of debt
  to related party, net of $61 tax benefit..................      (97)           --
                                                              -------       -------
Net income (loss)...........................................  $ 5,032       $(7,277)
                                                              =======       =======
Basic net income (loss) per share from continuing
  operations................................................  $  0.40       $ (0.56)
                                                              =======       =======
Diluted net income (loss) per share from continuing
  operations................................................  $  0.37       $ (0.56)
                                                              =======       =======
Basic and diluted net loss per share from discontinued
  operations................................................  $ (0.01)      $ (0.04)
                                                              =======       =======
Basic and diluted net loss per share from extraordinary
  items.....................................................  $ (0.01)      $    --
                                                              =======       =======
Basic net income (loss) per share...........................  $  0.38       $ (0.60)
                                                              =======       =======
Diluted net income (loss) per share.........................  $  0.35       $ (0.60)
                                                              =======       =======
Weighted average number of basic shares outstanding.........   13,056        12,045
                                                              =======       =======
Weighted average number of diluted shares outstanding.......   14,404        12,045
                                                              =======       =======


                       See notes to financial statements.

                               INTELLICALL, INC.

                  UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                              COMMON STOCK       ADDITIONAL     TREASURY STOCK
                                           -------------------    PAID-IN     -------------------   ACCUMULATED
                                            SHARES     AMOUNT     CAPITAL      SHARES      COST       DEFICIT      TOTAL
                                           --------   --------   ----------   --------   --------   -----------   --------
Balances at January 1, 2000..............   13,080      $131       $61,486      (25)      $(258)      $ 61,697)    $ (338)

  Employee stock purchase plan...........        2        --             1       --          --             --          1

  Issuance of warrants...................       --        --           117       --          --             --        117

  Net income.............................       --        --            --       --          --          5,032      5,032
                                            ------      ----       -------      ---       -----       --------     ------

Balances at September 30, 2000...........   13,082      $131       $61,604      (25)      $(258)      $(56,665)    $4,812
                                            ======      ====       =======      ===       =====       ========     ======

                       See notes to financial statements.

                               INTELLICALL, INC.

                       UNAUDITED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30,
                                                              --------------------
                                                                2000        1999
                                                              ---------   --------
Cash flows from operating activities:
  Net income (loss).........................................  $   5,032   $ (7,277)
  Adjustments to reconcile net income (loss) to net cash
    provided by continuing operations:
    Loss from discontinued operations.......................        117        557
    Gain on sale of stock to related parties................    (13,907)        --
    Depreciation and amortization...........................        803      1,537
    Provision for doubtful accounts.........................      1,013        142
    Provision for inventory losses..........................        305        120
    Equity in loss of unconsolidated subsidiary.............         51        833
    Changes in operating assets and liabilities:
      Receivables...........................................       (210)     2,712
      Inventories...........................................        382      1,249
      Receivables from related party, net...................        102        371
      Other current assets..................................         64       (167)
      Notes receivable......................................         --        166
      Accounts payable......................................     (1,090)       396
      Accrued income taxes..................................      2,089         --
      Accrued liabilities...................................        (95)        55
      Other.................................................         11        (64)
                                                              ---------   --------
      Net cash (used in) provided by continuing
        operations..........................................     (5,333)       630
Cash flows from investing activities:
  Net cash flows from discontinued operations...............        199      2,161
  Capital expenditures......................................         --       (162)
  Capitalized software......................................         --       (815)
  Cash received on sale of stock to related parties.........     15,769         --
                                                              ---------   --------
      Net cash provided by investing activities.............     15,968      1,184
Cash flows from financing activities:
  (Repayments) borrowings on notes payable to related
    party...................................................     (7,430)     2,000
  Repayments on notes payable...............................         --     (1,000)
  Net repayments on line of credit..........................         --     (2,811)
                                                              ---------   --------
      Net cash used in financing activities.................     (7,430)    (1,811)
Net increase in cash and cash equivalents...................      3,205          3
Cash and cash equivalents at beginning of period............        694         16
                                                              ---------   --------
Cash and cash equivalents at end of period..................  $   3,899   $     19
                                                              =========   ========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid.............................................  $      68   $    338
                                                              =========   ========
  Interest paid to related party............................  $     312   $    318
                                                              =========   ========
  Income taxes paid.........................................  $     100   $     --
                                                              =========   ========
NON-CASH INVESTING TRANSACTIONS:............................
  Issuance of stock warrants................................  $     117   $     --
                                                              =========   ========


                       See notes to financial statements.

                                INTELLICALL, INC

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1--BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

    The accompanying unaudited financial statements, in the opinion of the Company's management, contain all material, normal and recurring adjustments necessary to present accurately the financial condition of the Company and the results of its operations for the periods indicated. The results of operations for the interim periods reported are not necessarily indicative of the results to be experienced for the entire year.

    These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, as amended. Significant accounting policies followed by the Company were disclosed in the notes to the Company's Annual Report on Form 10-K. The year-end balance sheet data included herein was derived from the audited financial statements, but does not include all of the disclosures required by generally accepted accounting principles.

    BUSINESS: Intellicall, Inc. ("Intellicall" or the "Company") designs, engineers, manufactures and sells pay telephones and retrofit kits and parts in the United States and internationally.

    CREATION OF ILD TELECOMMUNICATIONS, INC. ("ILD"): On May 10, 1996, the Company entered into an agreement with certain investor groups to create ILD, a new long-distance re-sale and operator services company. At that time the Company transferred ownership in its wholly owned subsidiary, Intellicall Operator Services, Inc. ("IOS"), to ILD.

    On January 4, 2000 the Company was notified by ILD of its intention to redeem Intellicall's interest in ILD's Series B preferred convertible stock. ILD is to redeem 5,000 shares for $100 per share plus accrued and unpaid dividends. As of September 30, 2000, ILD had remitted $.3 million to the Company, redeeming 1,975 shares of the Series B preferred convertible stock and became current on all accrued and unpaid dividends. As a result of the transaction, the Company recorded a $.1 million gain on the sale of the stock to ILD. Proceeds from the sale were used for general operating purposes.

    On April 11, 2000 the Company sold the majority of its interest in ILD (See
NOTE 8). Accordingly, the Company discontinued reporting its investment in ILD on the equity method under the caption "Investment in Unconsolidated Subsidiary" as was required under the Accounting Principles Board Opinion 18 ("APB 18") "The Equity Method of Accounting for Investments in Common Stock." As of April 11, 2000 the Company no longer reports a portion of gains and losses from ILD in its financial statements. Additionally, the Company has reported its investment in ILD with its other investments under the caption "Other Assets".

    As of September 30, 2000 and December 31, 1999, the Company's ownership percentage in ILD was 2.7% and 30.0%.

    SOFTWARE DEVELOPMENT COSTS: Effective January 1, 2000 and as a result of the impairment charge on capitalized software costs recorded by the Company on December 31, 1999, the Company decided to expense as incurred all future costs related to the development of software products for payphone equipment. The amounts of software development costs capitalized for the quarters ended September 30, 2000 and 1999 were zero and $.3 million. The Company recorded zero and $.2 million of software amortization expense for the quarters ended September 30, 2000 and 1999. Approximately $.1 million of software development costs were expensed as incurred during the three months ended September 30, 2000.

    The amounts of software development costs capitalized for the nine months ended September 30, 2000 and 1999 were zero and $.8 million. The Company recorded zero and $.7 million of software amortization expense for the nine months ended September 30, 2000 and 1999. Approximately

                                INTELLICALL, INC

NOTE 1--BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
$.4 million of software development costs were expensed as incurred during the nine months ended September 30, 2000.

    RECLASSIFICATIONS: Certain prior year amounts have been reclassified to conform with the current year presentation.

NOTE 2--INVENTORIES

    The components of inventories are (in thousands):

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
Raw materials...............................................     $ 3,167         $ 3,362
Work in process.............................................          27             133
Finished goods..............................................         698           1,003
                                                                 -------         -------
                                                                   3,892           4,498
Less reserves for obsolescence..............................      (1,491)         (1,410)
                                                                 -------         -------
Net inventory...............................................     $ 2,401         $ 3,088
                                                                 =======         =======

NOTE 3--FIXED ASSETS

    The components of fixed assets are (in thousands):

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
Office equipment............................................     $ 3,340         $ 3,404
Tooling and other equipment.................................       5,001           5,001
                                                                 -------         -------
                                                                   8,341           8,405
Less accumulated depreciation...............................      (7,741)         (7,425)
                                                                 -------         -------
                                                                 $   600         $   980
                                                                 =======         =======

NOTE 4--LONG-TERM DEBT


    The Company's debt which is payable to Banca del Gottardo, a beneficial owner (see Note 11) consisted of the following (in thousands):


                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  2000            1999
                                                              -------------   ------------
8% Convertible subordinated notes, due 2000.................         --            2,630
8% Convertible subordinated notes, due 2001.................        200            5,000
7% Convertible subordinated notes, due 2004.................      2,000            2,000
                                                                 ------          -------
                                                                  2,200            9,630
Less: Unamortized debt discount.............................       (255)            (443)
                                                                 ------          -------
                                                                  1,945            9,187
Less: Current portion of long-term debt.....................       (200)          (7,630)
                                                                 ------          -------
    Total long-term debt....................................     $1,745          $ 1,557
                                                                 ======          =======

                                INTELLICALL, INC

NOTE 4--LONG-TERM DEBT (CONTINUED)
    On February 11, 2000 the Company signed a $.5 million revolving promissory note with Bank of America due February 11, 2001. Interest is payable monthly at Prime commencing on March 11, 2000 with the principal of the note guaranteed by Bill Hunt, Chairman of the Board of Intellicall. The Company may repay and re-borrow under the terms of the note at any time, up to a maximum aggregate outstanding balance equal to the principal amount of the note. Proceeds of the note were used for working capital purposes. On May 1, 2000 the Company used a portion of the proceeds from the sale of its ownership in ILD (See NOTE 8) to retire the $.5 million note to Bank of America.

    On April 27, 2000 the Company used a portion of the proceeds from the sale of its ownership in ILD (See NOTE 8) to retire the remaining $2.6 million 8.0% convertible subordinated notes due December 31, 2000 and $4.8 million of the 8.0% convertible subordinated notes due November 22, 2001, both due to Banca del Gottardo. The Company incurred a $.1 million expense, net of $.06 million income tax benefit, relating to the extinguishment of the $2.6 million 8.0% convertible subordinated notes due December 31, 2000, which has been reported in its statements of operations and statements of cash flow under the caption "Extraordinary items--early extinguishment of debt." This expense resulted from the Company paying to Banca del Gottardo a 6.0% premium on the outstanding principle balance of the note upon its retirement as required by the note agreement.

NOTE 5--DISCONTINUED OPERATIONS

    On September 22, 1999 the Company elected to discontinue its billing services operations effective October 21, 1999. The billing services segment of the Company's business was determined to be unprofitable after taking into account the administrative and support costs for the segment. The Company's billing services system is a combination of hardware and software that performs, without human intervention, all the functions necessary for completing an operator assisted payphone call (i.e., collect, calling card and credit card calls) and a range of other payphone services and features. During the quarters ended September 30, 2000 and 1999, the Company reported a loss from discontinued operations of $.1 million and $.2 million. As a result of this action, the Company's revenues and operating expenses for the periods presented herein reflect only the equipment operations with the net results of the billing services operations reported on its statements of operations under the caption "Income (loss) from discontinued operations." Net revenues related to the discontinued billing services operations were zero and $2.9 million for the quarters ended September 30, 2000 and 1999, and zero and $9.0 million for the nine months ended September 30, 2000 and 1999.

NOTE 6--BUSINESS COMBINATIONS

    On January 18, 2000, Intellicall entered into a definitive agreement to acquire, through the exchange of common stock of Intellicall, Heads Up Technologies, Inc. ("Heads Up") of Carrollton, Texas. On July 24, 2000 the executives of the Company and Heads Up mutually announced the cancellation of the merger between the two companies. The business opportunities presented by the merger, including anticipated cost reductions and the ability to expand in new markets, did not justify the cost of combining the two companies.

    On August 29, 2000, Intellicall entered into an agreement and plan of merger with Wireless WebConnect! Inc ("WWC"), a reseller of high-speed, mobile wireless internet service. Pursuant to the merger agreement, Intellicall will issue to the shareholders of WWC 16,426,420 shares of common stock of Intellicall. After the combination, WWC will own approximately 56% of the outstanding stock of Intellicall.

                                INTELLICALL, INC

NOTE 6--BUSINESS COMBINATIONS (CONTINUED)
    The merger is subject to certain conditions, including approval by Intellicall's stockholders. There are no assurances that the conditions precedent will be satisfied or that the merger will be consummated.

NOTE 7--NEW CONTRACT

    On June 30, 2000 the Company entered into an agreement with Homisco, Inc. ("Homisco") whereby, the Company granted Homisco a non-exclusive, non-transferable license to use the Company's N-Genius hardware and software products. The Company will receive a 15.0% royalty on gross revenues attributed to the N-Genius products sold by Homisco. Additionally, Homisco has assumed future warranty liabilities on any N-Genius systems currently under warranty.

NOTE 8--SALE OF ILD STOCK


    On April 11, 2000 the Company sold to Banca del Gottardo, a beneficial owner, (See NOTE 11) the Company's remaining ownership in ILD, exclusive of 6,239 shares of Series A preferred convertible stock the Company is required to hold pursuant to the ILD Organization Agreement. The Company's ownership in ILD included approximately 58,772 shares of ILD Series A convertible stock, 725 shares of ILD Common stock and 11,111 shares of ILD Common stock obtainable upon conversion of the $1.0 million subordinated convertible note (the "Note") due from ILD to Intellicall, dated May 10, 1996. Pursuant to the sale to Banca del Gottardo, Intellicall, as of March 10, 2000, elected to convert the entire principal balance of the Note into 11,111 shares of ILD Common stock.


    The terms of the offer included the purchase of the ownership of ILD (70,608 combined shares of Series A and Common shares) for $220 per share or $15.5 million. The Company previously reported in error that it had an option to repurchase such shares at $250 per share. The Company and Banca del Gottardo entered into an amendment to the ILD stock purchase agreement effective June 1, 2000 to delete the provision of that agreement providing for such option and to correctly reflect their original intent. The amendment was duly executed on November 3, 2000. The Company has filed the corrected amendment with this Report on Form 10-Q, which deletes the option as intended by both parties. The reports on Form 10-Q previously filed by the Company for the quarters ended March 31, 2000 and June 30, 2000 have been revised accordingly. The Company has a right of first refusal, should Banca del Gottardo desire to transfer or sell the ILD stock to a third party. The Company recorded a gain on the sale of $13.8 million. As a result of the ILD stock sale to Banca del Gottardo, the Company's ownership in ILD decreased to 2.7%. Accordingly, the Company discontinued reporting its investment in ILD on the equity method of accounting and no longer reports a portion of gains and losses from ILD in its financial statements (See NOTE 1).

    The Company received $1.0 million on March 13, 2000 from Banca del Gottardo as an advance payment toward the ILD stock sale. On April 27, 2000, the Company received the remaining proceeds from Banca del Gottardo.

    Proceeds of the stock sale have been used to pay off all of the $2.6 million, 8% convertible subordinated noted due December 31, 2000, $4.8 million of the $5.0 million, 8% convertible subordinated noted due November 22, 2001, and the $.5 million revolving promissory note due February 11, 2001 (See
NOTE 4). The remainder of the proceeds will be used for working capital purposes.

    On July 11, 2000 the Company issued warrants to purchase 100,000 shares of the Company's common stock at $1.25 per share and warrants to purchase 100,000 shares of the Company's common stock at $1.00 per share to Banca del Gottardo. These warrants were issued in lieu of transaction fees

                                INTELLICALL, INC

NOTE 8--SALE OF ILD STOCK (CONTINUED)
for the sale of the Company's interest in ILD to Banca del Gottardo and subsequent retirement of the $2.6 million 8% convertible, subordinated notes due December 31, 2000 and $4.8 million of the $5.0 million 8% convertible, subordinated notes due November 22, 2000 (See NOTE 4). Although the issuance of the warrants was finalized on July 11, 2000, it was contemplated during the second quarter as part of the sale of the Company's interest in ILD. As such, the Company recorded the fair value of the warrants as additional paid in capital in the second quarter and as a cost of the sale of ILD stock.

NOTE 9--INCOME TAXES

    The Company provided for income taxes on a current year-to-date basis, based on the effective tax rate expected to be applicable for the full fiscal year. As a result, the Company recorded an income tax expense of $2.3 million.

NOTE 10--BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

    Basic and diluted net income (loss) per share has been computed in accordance with the Statement of Financial Standards No. 128 "Earnings per Share" ("FAS 128") and is based on the weighted average number of common shares outstanding for the quarters and nine months ended September 30, 2000 and 1999. Diluted net income (loss) per share gives effect to all dilutive potential common shares that were outstanding during the period.

    The weighted average basic and diluted common shares outstanding are as follows (in thousands):

                                                                        QUARTER ENDED
                                                          -----------------------------------------
                                                          SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                          -------------------   -------------------
                                                           BASIC     DILUTED     BASIC     DILUTED
                                                          --------   --------   --------   --------
NET LOSS
Income (loss) from continuing operations................  $  (522)   $  (522)   $(1,800)   $(1,800)
Loss from discontinued operations.......................     (117)      (117)      (189)      (189)
                                                          -------    -------    -------    -------
Net loss................................................  $  (639)   $  (639)   $(1,989)   $(1,989)
                                                          =======    =======    =======    =======
AVERAGE EQUIVALENT SHARES
Weighted average shares outstanding.....................   13,057     13,057     12,055     12,055
                                                          =======    =======    =======    =======

                                INTELLICALL, INC

NOTE 10--BASIC AND DILUTED NET INCOME (LOSS) PER SHARE (CONTINUED)

                                                                      NINE MONTHS ENDED
                                                          -----------------------------------------
                                                          SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                          -------------------   -------------------
                                                           BASIC     DILUTED     BASIC     DILUTED
                                                          --------   --------   --------   --------
NET INCOME (LOSS)
Income (loss) from continuing operations................  $ 5,246    $ 5,246    $(6,720)   $(6,720)
Interest charges applicable to convertible debt.........       --         72         --         --
                                                          -------    -------    -------    -------
Income (loss) from continuing operations................    5,246      5,318     (6,720)    (6,720)
Loss from discontinued operations.......................     (117)      (117)      (557)      (557)
                                                          -------    -------    -------    -------
Income (loss) before extraordinary item.................    5,129      5,201     (7,277)    (7,277)
Extraordinary item, net.................................      (97)       (97)        --         --
                                                          -------    -------    -------    -------
Net income (loss).......................................  $ 5,032    $ 5,104    $(7,277)   $(7,277)
                                                          =======    =======    =======    =======
AVERAGE EQUIVALENT SHARES
Weighted average shares outstanding.....................   13,056     13,056     12,045     12,045
Warrants to purchase common shares......................       --         17         --         --
Convertible debt........................................       --      1,331         --         --
                                                          -------    -------    -------    -------
Total average shares equivalent.........................   13,056     14,404     12,045     12,045
                                                          =======    =======    =======    =======

    Excluded from the diluted earnings per share calculation for the quarter and nine months ended September 30, 2000 are options to purchase 1,436,980 shares of the Company's common stock. Additionally, warrants to purchase 1,809,623 and 1,509,623 shares of the Company's common stock as of the quarter and year to date ended September 30, 2000 were excluded from the diluted earnings per share calculation. These options and warrants were excluded because they have an antidilutive effect as their exercise price exceeds the average market price of the Company's common stock.


NOTE 11--RELATED PARTY TRANSACTIONS



    As of September 30, 2000, Banca del Gottardo beneficially owned approximately 29.0% of the Company. The Company entered into various sales and financing transactions with Banca del Gottardo. See Notes 4 and 8. Payments made to Banca del Gottardo for interest and commissions for the nine months ended September 30, 2000 and 1999, were $311,733 and $428,407, respectively.



NOTE 12--WORKING CAPITAL FUNDING


    Beyond 2000, the Company's ability to obtain further funds from external sources will depend on its ability to find strategic partners and/or opportunities. Although management of the Company believes that the WWC acquisition will provide a strategic partnership, there can be no assurance that the conditions precedent to the merger will be satisfied or that the merger will be consummated. In the event of the consummation of the merger, there can be no assurance that external funds would be available or, if available, would not potentially dilute shareholders' interests or returns.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders of

Wireless WebConnect!, Inc.

    We have audited the accompanying balance sheets of Wireless
WebConnect!, Inc. (formerly known as Business Tel, a California partnership) as of December 31, 1999 and 1998, and the related statements of income, owners' equity, and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the years in the three year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


September 20, 2000, except as to Note 5
which is as of January 25, 2001
Dallas, Texas

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                                 BALANCE SHEETS

           SEPTEMBER 30, 2000 (UNAUDITED), DECEMBER 31, 1999 AND 1998

                                                                                 DECEMBER 31,
                                                              SEPTEMBER 30,   -------------------
                                                                  2000          1999       1998
                                                              -------------   --------   --------
                                                               (UNAUDITED)
                           ASSETS
CURRENT ASSETS:
  Cash......................................................   $  928,024     $ 44,587   $ 63,848
  Accounts receivable, net of allowance of $0 for all
    periods.................................................       29,063      121,150    125,356
  Prepaid expenses and other current assets.................       15,551       17,595         --
                                                               ----------     --------   --------
      Total current assets..................................      972,638      183,332    189,204
PROPERTY AND EQUIPMENT--Net (Note 2)........................       37,820       47,215     50,554
DEFERRED TAX ASSET..........................................      169,086
                                                               ----------     --------   --------
TOTAL.......................................................   $1,179,544     $230,547   $239,758
                                                               ==========     ========   ========
               LIABILITIES AND OWNERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................   $  328,951     $ 52,825   $     --
  Accrued expenses..........................................      135,492        4,089     34,073
  Note payable..............................................      250,000
                                                               ----------     --------   --------
      Total current liabilities.............................      714,443       56,914     34,073
COMMITMENTS AND CONTINGENCIES (Note 4)
DEFERRED REVENUE............................................      419,491
OWNERS' EQUITY:
  Common stock, 10,000 shares authorized, issued and
    outstanding, no par value, at September 30, 2000........           --           --         --
  Paid-in capital...........................................      373,836           --         --
  Retained deficit..........................................     (328,226)          --         --
  Partners' capital.........................................           --      173,633    205,685
                                                               ----------     --------   --------
      Total owners' equity..................................       45,610      173,633    205,685
                                                               ----------     --------   --------
TOTAL.......................................................   $1,179,544     $230,547   $239,758
                                                               ==========     ========   ========

               See accompanying notes to the financial statements

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                              STATEMENTS OF INCOME

         NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999 (UNAUDITED) AND
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                          SEPTEMBER 30,                    DECEMBER 31,
                                     -----------------------   ------------------------------------
                                        2000         1999         1999         1998         1997
                                     ----------   ----------   ----------   ----------   ----------
                                           (UNAUDITED)
REVENUE:
  Commissions and related..........  $  705,513   $1,312,881   $1,678,566   $1,311,633   $1,364,162
  Services.........................     203,876      133,812      157,660       88,205       17,628
  Equipment........................     206,938           --
  Other............................       1,111          665       16,835        1,684        1,963
                                     ----------   ----------   ----------   ----------   ----------
    Total revenues.................   1,116,327    1,447,358    1,853,061    1,401,522    1,383,753
                                     ----------   ----------   ----------   ----------   ----------
OPERATING EXPENSES:
  Cost of services and equipment
    revenues.......................     442,599      113,648      133,467       74,029       15,009
  Selling, general and
    administrative.................     928,347    1,216,408    1,685,944    1,207,742    1,309,932
                                     ----------   ----------   ----------   ----------   ----------
    Total operating expenses.......   1,370,946    1,330,056    1,819,411    1,281,771    1,324,941
                                     ----------   ----------   ----------   ----------   ----------
OPERATING INCOME (LOSS)............    (253,508)     117,302       33,650      119,751       58,812
INCOME TAX BENEFIT.................     169,086           --           --           --           --
                                     ----------   ----------   ----------   ----------   ----------
NET INCOME (LOSS)..................  $  (84,422)  $  117,302   $   33,650   $  119,751   $   58,812
                                     ==========   ==========   ==========   ==========   ==========
PRO FORMA INCOME TAX BENEFIT
  (EXPENSE)........................      86,000      (40,000)     (12,000)     (41,000)     (20,000)
                                     ----------   ----------   ----------   ----------   ----------
PRO FORMA NET INCOME (LOSS)........  $ (167,508)  $   77,302   $   21,650   $   78,751   $   38,812
                                     ==========   ==========   ==========   ==========   ==========
NET INCOME (LOSS) PER SHARE BASIC
  AND DILUTED......................  $    (8.44)  $    11.73   $     3.37   $    11.98   $     5.88
                                     ==========   ==========   ==========   ==========   ==========
PRO FORMA NET INCOME (LOSS) PER
  SHARE--BASIC AND DILUTED.........  $   (16.75)  $     7.73   $     2.17   $     7.88   $     3.88
                                     ==========   ==========   ==========   ==========   ==========


               See accompanying notes to the financial statements

          WIRELESS WEBCONNECT!, INC. (FORMERLY KNOWN AS BUSINESS TEL)

                    STATEMENTS OF CHANGES IN OWNERS' EQUITY

              NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                                  COMMON STOCK
                                               -------------------                     RETAINED    PARTNERS'
                                                SHARES     AMOUNT    PAID-IN CAPITAL    DEFICIT     CAPITAL      TOTAL
                                               --------   --------   ---------------   ---------   ---------   ---------
BALANCE AT JANUARY 1, 1997...................                                                      $ 115,500   $ 115,500
  Distributions to partners..................                                                        (73,363)    (73,363)
  Net income.................................                                                         58,812      58,812
                                                                                                   ---------   ---------
BALANCE AT DECEMBER 31, 1997.................                                                        100,949     100,949
  Distributions to partners..................                                                        (15,015)    (15,015)
  Net income.................................                                                        119,751     119,751
                                                                                                   ---------   ---------
BALANCE AT DECEMBER 31, 1998.................                                                        205,685     205,685
  Distributions to partners..................                                                        (65,702)    (65,702)
  Net income.................................                                                         33,650      33,650
                                                                                                   ---------   ---------
BALANCE AT DECEMBER 31, 1999.................                                                        173,633     173,633
                                                                                                   ---------   ---------
  Net income--January 1, 2000 to May 29, 2000
    (unaudited)..............................                                                        243,804     243,804
  Distributions (unaudited)..................                                                        (43,601)    (43,601)
  Contribution by partners of partnership net
    assets to corporation (unaudited)........   10,000    $     --      $373,836                    (373,836)         --
  Net loss--May 30, 2000 to September 30,
    2000 (unaudited).........................       --          --            --       $(328,226)         --    (328,226)
                                                ------    --------      --------       ---------   ---------   ---------
BALANCE AT SEPTEMBER 30, 2000 (unaudited)....   10,000    $     --      $373,836       $(328,226)  $      --   $  45,610
                                                ======    ========      ========       =========   =========   =========

               See accompanying notes to the financial statements

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                            STATEMENTS OF CASH FLOWS

         NINE MONTHS ENDED SEPTEMBER 30, 2000, AND 1999 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

                                               SEPTEMBER 30,                 DECEMBER 31,
                                           ----------------------   -------------------------------
                                              2000         1999       1999        1998       1997
                                           -----------   --------   ---------   --------   --------
                                           (UNAUDITED)
OPERATING ACTIVITIES:
  Net income (loss)......................   $ (84,422)   $117,302   $  33,650   $119,751   $ 58,812
  Adjustments to reconcile net income to
    net cash provided by operating
    activities:
    Depreciation.........................      12,399      11,514      15,252     11,604      7,010
    Deferred tax benefit.................    (169,086)
      Changes in operating assets and
        liabilities:
        Accounts receivable..............      92,087      (5,119)      4,206    (43,015)    12,074
        Prepaid expenses and other
          current assets.................       2,044                 (17,595)
        Accounts payable and accrued
          expenses.......................     407,529      69,994      22,841    (58,609)    31,336
        Deferred revenue.................     419,491
                                            ---------    --------   ---------   --------   --------
          Net cash provided by operating
            activities...................     680,042     193,691      58,354     29,731    109,232
                                            ---------    --------   ---------   --------   --------
INVESTING ACTIVITIES:
  Additions to property and equipment....      (3,004)    (10,811)    (11,913)   (30,695)   (17,811)
                                            ---------    --------   ---------   --------   --------
          Net cash used in investing
            activities...................      (3,004)    (10,811)    (11,913)   (30,695)   (17,811)
FINANCING ACTIVITIES:
  Distributions to partners..............     (43,601)    (50,000)    (65,702)   (15,015)   (73,363)
  Advances from/(repayments to)
    partners.............................          --          --                 (2,939)     2,939
  Proceeds from note payable.............     250,000
                                            ---------    --------   ---------   --------   --------
          Net cash provided by (used in)
            financing activities.........     206,399     (50,000)    (65,702)   (17,954)   (70,424)
                                            ---------    --------   ---------   --------   --------
NET INCREASE (DECREASE) IN CASH..........     883,437     132,880     (19,261)   (18,918)    20,997
CASH, BEGINNING OF PERIOD................      44,587      63,848      63,848     82,766     61,769
                                            ---------    --------   ---------   --------   --------
CASH, END OF PERIOD......................   $ 928,024    $196,728   $  44,587   $ 63,848   $ 82,766
                                            =========    ========   =========   ========   ========

               See accompanying notes to the financial statements

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                         NOTES TO FINANCIAL STATEMENTS

              NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION AND BUSINESS--Wireless WebConnect!, Inc., (the "Company") was originally formed in 1996 as Business Tel, a California Partnership. The Company provides customer acquisition services to Metricom, Inc. ("Metricom") for Metricom's Ricochet wireless Internet access services and is a reseller of Metricom's services to selected customers.

    On May 30, 2000, the Company was incorporated by the partners contributing their respective interests in the net assets of the partnership to a newly formed Florida corporation, Wireless WebConnect!, Inc., in exchange for all of the corporation's issued and outstanding common stock.

    Effective July, 2000, the Company, along with other competitors, will be marketing and providing Metricom's 128.8 kbps wireless Internet access service. Additionally, the Company has contracted with Metricom to be the exclusive provider of 28.8 kbps service to Metricom's existing customers in certain geographic service areas. A portion of these customers were previously acquired for Metricom by the Company. The Company has formed strategic relationships with Metricom and an Internet service provider who together will provide mobile computer users high speed wireless communications services that will be resold by the Company.

    The Company operates in a highly competitive environment subject to rapid technological change and emergence of new technology. Although management believes its services are transferable to emerging technologies, rapid changes in technology could have an adverse financial impact on the Company. The Company is highly dependent on Metricom for wireless communication services and the further deployment of the wireless Internet access network.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    PROPERTY AND EQUIPMENT--Property and equipment are stated at cost. Depreciation is provided on the straight-line method over the estimated useful lives of the related assets ranging from five to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

    LONG-LIVED ASSETS--The Company periodically reviews the values assigned to long-lived assets, such as property and equipment, to determine if any impairments have occurred. Provisions for asset impairment are based on discounted cash flow projections in accordance with Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" and such assets are written down to their estimated fair values.

    REVENUE RECOGNITION--Prior to July 2000 the Company derived commission revenue from Metricom for the sale of Metricom's wireless Internet services. Commission revenues were recognized as customer contracts were delivered to Metricom. Effective July 2000, the Company began reselling wireless Internet access devices and service. Revenues for the sale of devices are recognized as the devices are delivered. Prepaid annual services fees are initially deferred and recognized as revenue as the services are provided over the related contract term. Revenues derived from monthly subscribers

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) are recognized as the services are provided. Activation fees, which relate only to month-to-month agreements, are deferred and are recognized over the expected period of performance, which is estimated to be one year. Management of the Company believes that the Company's accounting policies comply with Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements."

    INCOME TAXES--As a partnership, the partners were taxed on their proportionate share of the Partnership's income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements, until the Company was incorporated in May 2000. Upon incorporation, the Company, which has elected a C Corporation tax status, is subject to federal and state income taxes. Deferred tax assets and liabilities, if any, are recognized for the future tax consequences attributable to differences between the carrying amount of existing assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to reverse.


    BASIC AND DILUTED NET INCOME (LOSS) PER SHARE--Basic earnings per share is computed using the weighted average number of common shares outstanding and excludes any dilutive effects of options, warrants and convertible securities. Diluted earnings per share reflects the potential dilution that could occur upon exercise or conversion of these instruments. As the Company had no options, warrants or convertible securities outstanding for the periods presented herein, basic and diluted income (loss) per share amounts are the same for all periods presented. Per share amounts are presented on a pro forma basis as the Company operated as a partnership prior to May 2000.


    CONCENTRATIONS OF CREDIT RISK AND REVENUES--Financial instruments that potentially subject the Company to a concentration of credit risk consist of accounts receivable. The Company performs periodic credit evaluations of its customers but generally does not require collateral. All of the Company's commissions and related revenues were earned from Metricom during the nine months ended September 30, 2000 (unaudited), and the years ended December 31, 1999 and 1998, and approximately 95% were earned from Metricom during the year ended December 31, 1997.

    FAIR VALUE OF FINANCIAL INSTRUMENTS--The carrying amounts of the Company's financial instruments, which include cash, accounts receivable, accounts payable, and accrued expenses approximate their fair values due to their relative short time to maturity.

    COMPREHENSIVE INCOME--The Company has no components of other comprehensive income. Accordingly, comprehensive is the same as net income for the nine months ended September 30, 2000, and for each of the years ended December 31, 1999, 1998 and 1997.

    RECENT ACCOUNTING PRONOUNCEMENTS--In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, Accounting for Derivatives and Hedging Activities ("SFAS 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities. SFAS 133, as amended, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. As the Company does not currently intend to engage in derivatives or hedging

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) transactions, the Company does not anticipate any effect on its results of operations, financial position or cash flows upon the adoption of SFAS 133.

2. PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                         DECEMBER 31,
                                                     SEPTEMBER 30,   ---------------------
                                                         2000          1999        1998
                                                     -------------   ---------   ---------
                                                      (UNAUDITED)
Computer equipment.................................    $  48,222     $  45,218   $  38,696
Office furniture and other.........................       36,228        36,228      30,837
                                                       ---------     ---------   ---------
                                                          84,450        81,446      69,533
Accumulated depreciation...........................      (46,630)      (34,231)    (18,979)
                                                       ---------     ---------   ---------
                                                       $  37,820     $  47,215   $  50,554
                                                       =========     =========   =========

    Depreciation expense totaled $12,399, $15,252, $11,604 and $7,010 for the nine months ended September 30, 2000 (unaudited), and for the years ended December 31, 1999, 1998 and 1997 respectively.

3. PARTNERS' CAPITAL

    In addition to distributions, the partners (and subsequent to the incorporation of the Company, shareholders) received salaries and other payments which are included in selling, general and administrative expenses totaling $214,847, $352,321, $213,005 and $368,746 for the nine months ended September
30, 2000 (unaudited) and the years ended December 31, 1999, 1998 and 1997, respectively.

4. COMMITMENTS AND CONTINGENCIES

    At December 31, 1999, the Company was the lessee under month-to-month lease agreements for office space and equipment. For the nine month period ended September 30, 2000 (unaudited) and the years ended December 31, 1999, 1998 and 1997, rent expense totaled approximately $65,000, $37,000, $40,600 and $26,400, respectively.

5. SUBSEQUENT EVENTS

    In July and August 2000, the Company entered into three lease agreements for office space which will require total rental payments of $18,130 for the remainder of 2000 and $15,722 for 2001.


    On August 29, 2000, the Company's shareholders entered into an Agreement and Plan of Merger with Intellicall, Inc. ("Intellicall") and its wholly owned subsidiary WWC Acquisition, Inc. Under the terms of the Agreement, as amended, on January 25, 2001 the Company's shareholders will exchange all of their shares of the Company for 21,803,148 shares of Intellicall common stock. After the

                           WIRELESS WEBCONNECT!, INC.
                        (FORMERLY KNOWN AS BUSINESS TEL)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED) AND
                 YEARS ENDED DECEMBER 31, 1999, 1998, AND 1997

5. SUBSEQUENT EVENTS (CONTINUED)

combination, the Company's shareholders will own approximately 62.5% of the outstanding stock of Intellicall. The transaction is expected to close by February 28, 2001.



    Wireless WebConnect! will be considered the accounting acquirer since the former Wireless WebConnect! shareholders will control Intellicall through their holdings of approximately 62.5% of the combined outstanding shares of Intellicall common stock and will have control over the Board of Directors of Intellicall after the merger is effective. Because Intellicall is the legal acquirer, this is considered a "reverse acquisition."



    Accordingly, the business combination will be accounted for as an acquisition of assets (primarily cash and net assets held for sale) and assumption of liabilities (primarily debt) and no goodwill will be recorded. Wireless WebConnect! plans to discontinue or dispose of Intellicall's remaining payphone business operations within one year of the date of acquisition. Intellicall (the acquiree) will have no continuing operations and Wireless WebConnect! will only be acquiring tangible net assets. The assets acquired and liabilities assumed will be recorded at their estimated fair value on the date of acquisition with a corresponding entry to equity for the shares issued.



    On August 29, 2000, the Company executed a promissory note with Intellicall for borrowings up to $1.5 million. The promissory note bears interest at an annual rate of 8%. The outstanding principal balance of the note and any accrued unpaid interest are due on August 29, 2001. As of September 30, and December 31, 2000, the Company had borrowed $250,000 and $750,000 under the terms of the promissory note, respectively. Under the terms of the Agreement and Plan of Merger with Intellicall, upon completion of the merger all accrued interest and outstanding principal will be forgiven.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                               INTELLICALL, INC.

                             WWC ACQUISITION, INC.

                           WIRELESS WEBCONNECT!, INC.

                                      AND

                 THE SHAREHOLDERS OF WIRELESS WEBCONNECT!, INC.

                          DATED AS OF AUGUST 29, 2000

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                      --------
ARTICLE I.              THE MERGER..................................................      1
  Section 1.1           The Merger..................................................      1
  Section 1.2           Effective Time of the Merger................................      2
  Section 1.3           Conversion and Cancellation of Securities...................      2
  Section 1.4           Exchange and Surrender of Certificates......................      2

ARTICLE II.             LOAN........................................................      4

  Section 2.1           Loan from Parent to the Company.............................      4

ARTICLE III.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............      4

  Section 3.1           Organization; Authority; and Ownership......................      4
  Section 3.2           No Breach...................................................      4
  Section 3.3           Consents and Approvals......................................      5
  Section 3.4           Capitalization..............................................      5
  Section 3.5           Financial Statements........................................      5
  Section 3.6           Absence of Certain Changes..................................      5
  Section 3.7           Absence of the Undisclosed Liabilities......................      6
  Section 3.8           Compliance with Law.........................................      6
  Section 3.9           Taxes.......................................................      6
  Section 3.10          Absence of Litigation.......................................      7
  Section 3.11          Title to Property...........................................      7
  Section 3.12          Intellectual Property.......................................      7
  Section 3.13          Employee Benefit Plans......................................      8
  Section 3.14          Material Contracts..........................................     10
  Section 3.15          Labor Matters...............................................     11
  Section 3.16          Environmental Matters.......................................     12
  Section 3.17          Insurance...................................................     12
  Section 3.18          Vote Required...............................................     12
  Section 3.19          Certain Business Practices..................................     12
  Section 3.20          Customers and Suppliers.....................................     13
  Section 3.21          Bank Accounts...............................................     13
  Section 3.22          Year 2000 Issues............................................     13
  Section 3.23          Proxy Statement and Other Information.......................     13
  Section 3.24          Brokers and Finders.........................................     13

ARTICLE IV.             REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS..........     13

  Section 4.1           Authority and Ownership.....................................     13
  Section 4.2           No Breach...................................................     14
  Section 4.3           Consents and Approvals......................................     14
  Section 4.4           Brokers and Finders.........................................     14
  Section 4.5           Investment Representation...................................     14

ARTICLE V.              REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB.....     15

  Section 5.1           Organization and Authority..................................     15
  Section 5.2           No Breach...................................................     15
  Section 5.3           Consents and Approvals......................................     15

                                                                                        PAGE
                                                                                      --------
  Section 5.4           Capitalization..............................................     16
  Section 5.5           SEC Reports; Financial Statements...........................     16
  Section 5.6           Absence of Certain Changes..................................     16
  Section 5.7           Title to Property...........................................     17
  Section 5.8           Brokers.....................................................     17
  Section 5.9           Employee Benefit Plans......................................     17
  Section 5.10          Labor Matters...............................................     19
  Section 5.11          Environmental Matters.......................................     20

ARTICLE VI.             OTHER AGREEMENTS............................................     20

  Section 6.1           Election of New Parent Directors and Officers...............     20
  Section 6.2           Conduct of Business Pending Merger..........................     20
  Section 6.3           Access to Information.......................................     22
  Section 6.4           Preparation of Proxy Statement..............................     22
  Section 6.5           AMEX Exchange Listing.......................................     23
  Section 6.6           Reasonable Best Efforts.....................................     23
  Section 6.7           Public Announcements; Confidentiality.......................     23
  Section 6.8           Notification................................................     23
  Section 6.9           No Solicitation.............................................     23
  Section 6.10          Regulatory and Other Authorizations.........................     24
  Section 6.11          Further Assurances..........................................     25
  Section 6.12          Assumed Options.............................................     25
  Section 6.13          Letter from Accountants.....................................     25
  Section 6.14          Employee Benefits...........................................     26
  Section 6.15          Piggyback Registration Rights...............................     26
  Section 6.16          Delivery of Certain Documents...............................     27

ARTICLE VII.            CLOSING AND CLOSING DATE; CONDITIONS TO CLOSING.............     27

  Section 7.1           Closing and Closing Date....................................     27
  Section 7.2           Conditions to the Obligations of the Company, Parent and         27
                          Merger Sub................................................
  Section 7.3           Additional Conditions to Obligations of Parent and Merger        28
                          Sub.......................................................
  Section 7.4           Additional Conditions to Obligations of the Company.........     28

ARTICLE VIII.           TERMINATION.................................................     29

  Section 8.1           Termination.................................................     29
  Section 8.2           Effect of Termination.......................................     31
  Section 8.3           Fees and Expenses...........................................     31

ARTICLE IX.             INDEMNIFICATION.............................................     31

  Section 9.1           Indemnification by Shareholders.............................     31
  Section 9.2           Conditions of Indemnification...............................     32

ARTICLE X.              MISCELLANEOUS...............................................     33

  Section 10.1          Survival of Representations and Warranties and                   33
                          Indemnification...........................................
  Section 10.2          Amendment...................................................     33
  Section 10.3          Waiver......................................................     33
  Section 10.4          Entire Agreement............................................     33
  Section 10.5          Notices.....................................................     33
  Section 10.6          Governing Law...............................................     34
  Section 10.7          Descriptive Headings........................................     34

                                                                                        PAGE
                                                                                      --------
  Section 10.8          Parties in Interest.........................................     34
  Section 10.9          Counterparts................................................     34
  Section 10.10         Certain Definitions.........................................     34
  Section 10.11         Binding Effect, Assignment..................................     35
  Section 10.12         Severability................................................     35
  Section 10.13         Specific Performance........................................     35
  Section 10.14         Legal Fees; Costs...........................................     35
  Section 10.15         Failure or Indulgence Not Waiver; Remedies Cumulative.......     35
  Section 10.16         Shareholder Releases; Consent...............................     36

                          AGREEMENT AND PLAN OF MERGER

    This Agreement and Plan of Merger (this "AGREEMENT"), dated as of
August 29, 2000, is made by and among Wireless WebConnect!, Inc., a Florida corporation (the "COMPANY"), each of the shareholders of the Company, all of whom are set forth on EXHIBIT A (the "SHAREHOLDERS"), Intellicall, Inc., a Delaware corporation (the "PARENT"), and WWC Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Parent ("MERGER SUB").

                              W I T N E S S E T H:

    WHEREAS, Merger Sub will merge with and into the Company (the "MERGER") pursuant to the Florida Business Corporation Act (the "FBCA") and upon the terms and subject to the conditions set forth in this Agreement, and pursuant thereto each outstanding share of Common Stock of the Company, par value $.01 per share (the "COMPANY COMMON STOCK"), not owned directly or indirectly by the Company or Parent or their respective subsidiaries will be converted into the number of shares of Common Stock of Parent, par value $.01 per share (the "PARENT COMMON STOCK"), to be determined in the manner set forth herein;

    WHEREAS, the Board of Directors of the Company has determined that the Merger is fair to, and in the best interests of, the Company and its shareholders and has approved this Agreement and the transactions contemplated hereby and recommended approval of this Agreement by the Shareholders and the Shareholders have approved this Agreement and the transactions contemplated hereby;

    WHEREAS, the Board of Directors of Parent has determined that the Merger is fair to, and in the best interests of, Parent and its stockholders and has approved this Agreement and the transactions contemplated hereby and recommended approval by the stockholders of Parent of the issuance of Parent Common Stock in connection with this Agreement;

    WHEREAS, the Board of Directors of Merger Sub has approved this Agreement and Parent, as the sole stockholder of Merger Sub, will approve this Agreement promptly after the execution hereof by the parties hereto; and

    WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE");

    NOW, THEREFORE, in consideration of the respective representations, warranties, covenants, agreements and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                                   THE MERGER

    Section 1.1  THE MERGER.

    (a) Subject to the terms and conditions hereof and in accordance with the FBCA, at the Effective Time (as defined in Section 1.2): (i) Merger Sub shall be merged with and into the Company and the separate existence of Merger Sub shall cease; (ii) the Company, as the surviving corporation in the Merger (the "SURVIVING CORPORATION"), (A) shall be a wholly-owned subsidiary of Parent,
(B) shall continue its corporate existence under the laws of the State of Florida, and (C) shall succeed to all rights, assets, liabilities and obligations of Merger Sub and the Company in accordance with the FBCA;
(iii) the Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall remain the articles of incorporation of the Surviving Corporation; (iv) the bylaws of the Company, as in effect immediately prior to the Effective Time, shall remain the bylaws of the Surviving Corporation; (v) the directors of the Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation, and (vi) the officers of the Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. From and after the Effective Time, the Merger shall have all the effects provided by applicable law.

    (b) At the Effective Time: (i) the Articles of Incorporation of Parent shall be amended to change the name of Parent to Wireless WebConnect!, Inc. and increase the authorized shares of Parent Common Stock.

    Section 1.2 EFFECTIVE TIME OF THE MERGER. As soon as practicable after the Closing Date (as defined in Section 7.1 hereof) the parties shall cause the Merger to be consummated by filing Articles of Merger (the "ARTICLES OF MERGER") with the Secretary of State of Florida, in such form as required by, and executed in accordance with the relevant provisions of, the FBCA, (the date and time of such filing, or such later date or time agreed upon by Parent and the Company and set forth therein, being called the "EFFECTIVE TIME").

    Section 1.3  CONVERSION AND CANCELLATION OF SECURITIES.

    (a) At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock described in Section 1.3(b) hereof) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock held by a Shareholder multiplied by 1,642.642 (the "EXCHANGE RATIO"). Set forth across from the name of each Shareholder on EXHIBIT A, is the number of shares of Company Common Stock owned by each Shareholder immediately before the Merger and the number of shares of Parent Common Stock to be owned immediately after the Merger.

    (b) At the Effective Time, each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock owned by Parent or any direct or indirect wholly-owned subsidiary of the Company or Parent immediately prior to the Effective Time, shall by virtue of the Merger and without any action on the part of the holder thereof, be automatically canceled and retired and cease to exist, and no cash, securities or other property shall be payable in respect thereof.

    (c) At the Effective Time, each share of Merger Sub common stock, par value $.01 per share ("MERGER SUB COMMON STOCK"), validly issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action by the holder thereof, be converted into one validly issued, fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Surviving Corporation ("SURVIVING CORPORATION COMMON STOCK").

    (d) Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

    Section 1.4  EXCHANGE AND SURRENDER OF CERTIFICATES.

    (a) As soon as practicable after the Effective Time, upon the proper surrender of certificates previously representing shares of Company Common Stock (the "CERTIFICATES") to Parent, together with a properly completed and duly executed letter of transmittal and such other documents as may be reasonably required by Parent, subject to Section 1.4(h) the Shareholder shall be entitled to receive in exchange therefor certificates representing the shares of Parent Common Stock that Shareholder has the right to receive pursuant to the terms hereof (together with any dividend or distribution with respect thereto made after the Effective Time), and the Certificates so surrendered shall be canceled.

    (b) Except as specified in Section 1.4(f), after the Effective Time, each outstanding Certificate which theretofore represented shares of Company Common Stock shall, until surrendered for exchange in accordance with this Section 1.4, be deemed for all purposes to evidence ownership of the number of full shares of Parent Common Stock into which the shares of Company Common Stock (which, prior to the Effective Time, were represented thereby) shall have been so converted.

    (c) At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Common Stock shall thereafter be made.

    (d) None of Parent, Merger Sub, the Company or the Surviving Corporation will be liable to any holder of shares of Company Common Stock for any shares of Parent Common Stock, dividends or distributions with respect thereto delivered to a state abandoned property administrator or other public official pursuant to any applicable abandoned property, escheat or similar law.

    (e) If any Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificates to be lost, stolen or destroyed, and delivery of such bond or other indemnity as Parent may reasonably request, Parent will deliver in exchange for such lost, stolen or destroyed Certificates one or more certificates representing the Parent Common Stock deliverable in respect thereof, as determined in accordance with the terms hereof.

    (f) No dividend or other distribution declared or made with respect to the Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock issuable upon surrender thereof until the holder of such Certificate shall surrender such Certificate in accordance with Section 1.4(a). Subject to the effect of applicable law, following surrender of any such Certificate there shall be paid, without interest, to the record holder of each certificate representing whole shares of Parent Common Stock issued in exchange therefor: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender of such Certificate and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

    (g) Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as Parent is required to deduct and withhold with respect to the making of such payment under the Code, or any other provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by Parent, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Company Common Stock Shares in respect of which such deduction and withholding was made by Parent.

    (h) Notwithstanding anything to the contrary in this Agreement, Parent shall withhold in the aggregate 1,642,642 of the shares (10%) of Parent Common Stock to be issued to the Shareholders pursuant to this Agreement (the "ESCROWED SHARES"), which shall be held pursuant to the terms of the Escrow Agreement in the form attached hereto as EXHIBIT B (the "ESCROW AGREEMENT").

                                  ARTICLE II.
                                      LOAN

    Section 2.1 LOAN FROM PARENT TO THE COMPANY. Upon the execution and delivery of this Agreement: (i) Parent shall execute and deliver to the Company that certain Promissory Note attached hereto as EXHIBIT C (the "NOTE"); and
(ii) Parent and the Company shall execute and deliver that certain related Security Agreement, the form of which is attached hereto as EXHIBIT D (the "SECURITY AGREEMENT") and all related financing statements.

                                  ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company represents and warrants to Parent as follows:

    Section 3.1  ORGANIZATION; AUTHORITY; AND OWNERSHIP.

    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a Company Material Adverse Effect. (The term "COMPANY MATERIAL ADVERSE EFFECT" as used in this Agreement shall mean any change or effect that, individually or when taken together with all other such changes or effects, would be materially adverse to the financial condition, operations or current business of the Company, excluding, however, all changes or effects caused by general economic or industry-wide conditions or resulting from any change in law or GAAP (as defined in Section 3.5).) The Company has delivered true and complete copies of its articles of incorporation and bylaws to Parent. The Company has all requisite corporate power and authority to execute and deliver this Agreement, Note and Security Agreement (collectively, the "OTHER DOCUMENTS") and to consummate the transactions contemplated hereby and thereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of it by applicable law, its articles of incorporation or otherwise to authorize (i) the approval, execution and delivery on its behalf of this Agreement and Other Documents and (ii) its performance of its obligations under this Agreement and Other Documents and the consummation of the transactions contemplated hereby and thereby have been taken. This Agreement and Other Documents constitute the Company's valid and binding agreement, enforceable against the Company in accordance with its terms, except (A) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfer, and (B) for the limitations imposed by general principles of equity.

    (b) The Company does not have any subsidiaries (as that term is defined in Section 10.10). Except as disclosed in SECTION 3.1(B) OF THE COMPANY DISCLOSURE SCHEDULE, the Company does not directly or indirectly own any interest in any other corporation, partnership, joint venture or other business association or entity.

    Section 3.2 NO BREACH. Assuming the consents described in SECTION 3.3 OF THE COMPANY DISCLOSURE SCHEDULE are obtained, the execution and delivery of this Agreement and Other Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate or conflict with the Company's articles of incorporation or bylaws or (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, third party right of termination, cancellation, material modification or acceleration under any agreement, understanding or undertaking to which the Company or any subsidiary is a party or by which it is bound, or (iii) constitute a violation of any law, rule or regulation to which the Company is subject.

    Section 3.3 CONSENTS AND APPROVALS. Except as set forth in SECTION 3.3 OF THE COMPANY DISCLOSURE SCHEDULE, neither the execution and delivery by the Company of this Agreement or the Other Documents nor the consummation by the Company of the transactions contemplated hereby or thereby will require the Company to obtain any consent, approval, authorization or permit of, or to make any filing with or give any notification to, any governmental or regulatory authority, any lender or lessor or any other person or entity.

    Section 3.4  CAPITALIZATION.

    (a) The Company's authorized capital stock consists of 10,000 shares of Company Common Stock, of which 10,000 were issued and outstanding as of June 30, 2000 (with zero shares held in treasury). Since June 30, 2000, no shares of Company Common Stock were issued. As of June 30, 2000, except for the option plan set forth in SECTION 3.13(J) OF THE COMPANY DISCLOSURE SCHEDULE, there were no outstanding options and warrants to purchase shares of Company Common Stock and no warrants or option were issued after June 30, 2000. Each of the issued shares of capital stock of the Company is duly authorized, validly issued and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, the Company subject to) any preemptive or similar rights created by statute, the articles of incorporation or bylaws of the Company, or any agreement to which the Company is a party or is bound. Except for such stock options and warrants, there are no existing options, warrants, calls, subscriptions, or other rights or other agreements or commitments obligating the Company to issue, transfer or sell any shares of capital stock of the Company. There are no voting trusts or other agreements or understandings to which the Company is a party with respect to the capital stock of the Company.

    (b) No bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which shareholders may vote is issued or outstanding.

    Section 3.5 FINANCIAL STATEMENTS. The Company will deliver to Parent true and complete copies of (i) Business Tel, a predecessor of the Company ("PREDECESSOR") balance sheets as of December 31, 1998 and 1999, (ii) Business Tel's statements of operations, stockholders' equity and cash flows for each of the three fiscal years in the period ended December 31, 1999 and (iii) the notes thereto, within five (5) business days of the date of this Agreement. Such financial statements will be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis with prior periods ("GAAP") and present fairly Business Tel's and the Company's financial position and the results of its operations and cash flows as of the relevant dates thereof and for the periods covered thereby. The Company has also delivered to Parent true and complete copies of (i) Predecessor's and its balance sheets as of June 30, 1999 and June 30, 2000, respectively, (ii) Predecessor's and its consolidated statements of operations, stockholder's equity and cash flows for the six months ended June 30, 1999 and 2000, respectively, and (iii) the notes thereto. Such unaudited financial statements were prepared in accordance with GAAP, and present fairly the Company's financial position and the results of its operations and cash flows as of the relevant dates thereof and for the periods covered thereby, subject to year-end adjustments.

    Section 3.6  ABSENCE OF CERTAIN CHANGES.  Except as otherwise disclosed in
SECTION 3.6 OF THE COMPANY DISCLOSURE STATEMENT, since December 31, 1999 there have not been any events or conditions of any character that, individually or in the aggregate, have or would reasonably be expected to have a Company Material Adverse Effect. During the period from December 31, 1999 to the date of this Agreement, the Company has not engaged in any conduct that is proscribed during the period from the date of this Agreement to the Effective Time by clauses
(i) through (x) of Section 6.2(b).

    Section 3.7  ABSENCE OF THE UNDISCLOSED LIABILITIES.  Except as set forth in
SECTION 3.7 OF THE COMPANY DISCLOSURE SCHEDULE, there exist no indebtedness, liabilities or obligations of the Company whether accrued, contingent or otherwise, which would be required under GAAP to be reflected or disclosed on a financial statement of the Company other than (i) that reflected or reserved against in the balance sheet dated as of June 30, 2000, delivered to Parent or
(ii) that have or will occur after June 30, 2000, in the ordinary course of business and are of the types and in the material amounts as set forth in the June 30, 2000 balance sheet.

    Section 3.8 COMPLIANCE WITH LAW. The Company holds all licenses, franchises, certificates, consents, permits and authorizations from all governmental authorities necessary for the lawful conduct of its business. The Company has not violated, nor is it in violation of, any such licenses, franchises, certificates, consents, permits or authorizations or, any applicable statutes, laws, ordinances, rules and regulations (including, without limitation, any of the foregoing related to occupational safety, environmental protection, unfair competition, labor practices or corrupt practices) of any governmental authorities except where such violations do not, and insofar as reasonably can be foreseen will not, have a Company Material Adverse Effect, and the Company has not received any notice from a governmental or regulatory authority within three years of the date hereof of any such violation.

    Section 3.9  TAXES.

    (a) All Tax Returns required to be filed before the date hereof by the Company with respect to any of its income, properties or operations, are in all material respects true, complete and correct and have been duly filed in a timely manner, and all taxes shown as due on such Tax Returns have been paid, except where the failure to so file or pay would not have a Company Material Adverse Effect. For purposes of this Agreement, "TAX RETURN" means any return, report, statement, information statement and the like required to be filed with any authority with respect to any tax imposed by any governmental authority; "TAX" means any tax of any nature whatsoever, levy, assessment, tariff, duty, deficiency, or other fee, any amount that is required to be withheld or collected and remitted to any Governmental Entity pursuant to applicable law, and any related charge or amount (including any fine, penalty, interest or addition to tax), imposed, assessed or collected by or under the authority of any Governmental Entity or payable pursuant to any tax-sharing agreement or other contract relating to the sharing or payment of any Tax; and "GOVERNMENTAL ENTITY" means any (i) national, state, county, city, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, or other government; (iii) governmental or quasi-governmental authority of any nature; (iv) multinational organization or body; or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

    (b) The amount of the Company's liability for unpaid Taxes does not in the aggregate, exceed the Company's current liability accrual for Taxes.

    (c) To the Company's knowledge, (i) there are no claims, investigations or assessments pending or threatened against the Company for any alleged deficiency in taxes, (ii) there is no audit or investigation currently being conducted that could cause the Company to be liable for any taxes, which in any case would have a Company Material Adverse Effect; and (iii) and no Governmental Entity has proposed in writing any adjustment relating to any Tax Return that has not been adequately provided for or satisfied.

    (d) The Company has complied in all material respects with all Tax withholding provisions of applicable federal, state and local laws and have paid over to the proper governmental authorities all amounts required to be so withheld or paid over before the date hereof, except where the failure to so withhold or pay would not have a Company Material Adverse Effect.

    (e) The Company has never been a member of an affiliated group as defined in Code Section 1504 nor has the Company ever been a party to any tax-sharing agreement with any entity, or assumed the liability of any other person for the payment of any Taxes.

    (f) The Company has not filed a consent pursuant to Section 341(f) of the Code (or any corresponding provision of state, local or foreign income tax law). The Company has not made any payments, is not obligated to make any payments, nor is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G.

    Section 3.10 ABSENCE OF LITIGATION. There are no claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or any properties or rights of the Company, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign.

    Section 3.11  TITLE TO PROPERTY.

    (a) REAL PROPERTY. A description of all interests in real property owned by the Company (collectively, the "COMPANY REAL PROPERTY") is set forth in SECTION 3.11(A) OF THE COMPANY DISCLOSURE SCHEDULE. Except as set forth in SECTION 3.11(A) OF THE COMPANY DISCLOSURE SCHEDULE, the Company has good, valid and marketable title to all the Company Real Property. The Company Real Property and the leased real property referred to in Section 3.11(c) constitute the only real property used in the conduct of the business of the Company.

    (b) PERSONAL PROPERTY. Except as set forth in SECTION 3.11(B) OF THE COMPANY DISCLOSURE SCHEDULE, the Company has good, valid and marketable title to all tangible and intangible personal property owned by it (collectively, the "COMPANY PERSONAL PROPERTY"). The Company Personal Property and the leased personal property referred to in Section 3.11(c) constitute the only personal property used in the conduct of the business of the Company.

    (c) LEASES. A list and brief description of all leases of real and personal property to which the Company is a party, either as lessor or lessee, are set forth in SECTION 3.11(C) OF THE COMPANY DISCLOSURE SCHEDULE. All such leases are valid and enforceable in accordance with their respective terms except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

    (d) RIGHT TO USE ASSETS. The Company owns, leases or otherwise possesses a right to use all assets used in the conduct of the business of the Company, which will not be impaired by the consummation of the transactions contemplated hereby.

    Section 3.12  INTELLECTUAL PROPERTY.

    (a) OWNERSHIP. The Company owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, without conflict with the rights of others. Set forth in SECTION 3.12(A) OF THE COMPANY DISCLOSURE SCHEDULE is a true and correct description of the following (the "COMPANY PROPRIETARY RIGHTS"):

        (i) all trade-marks, trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents, copyrights and applications currently owned, in whole or in part, by the Company with respect to the business of the Company, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Company is a party (including expiration date if applicable); and

        (ii) all agreements relating to technology, know-how or processes that the Company is licensed or authorized to use by others, or which it licenses or authorizes others to use.

    (b) CONFLICTING RIGHTS OF THIRD PARTIES. The Company has the sole and exclusive right to use the Company Proprietary Rights without infringing or violating the rights of any third parties. Use of the Company Proprietary Rights does not require the consent of any other person and the Company Proprietary Rights are freely transferable. No claim has been asserted by any person to the ownership of or right to use any Company Proprietary Right or challenging or questioning the validity or effectiveness of any license or agreement constituting a part of any Company Proprietary Right, and the Company does not know of any valid basis for any such claim. Each of the Company Proprietary Rights is valid and subsisting, has not been cancelled, abandoned or otherwise terminated and, if applicable, has been duly issued or filed.

    (c) CLAIMS OF OTHER PERSONS. The Company has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company infringes upon or involves, or has resulted in the infringement of, any proprietary right of any other person, company or other entity; and no proceedings have been instituted, are pending or are threatened that challenge the rights of the Company with respect thereto. The Company has not given and is not bound by any agreement of indemnification for any Company Proprietary Right as to any property manufactured, used or sold by it.

    Section 3.13  EMPLOYEE BENEFIT PLANS.

    (a) SECTION 3.13(A) OF THE COMPANY DISCLOSURE SCHEDULE lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of the Company, any trade or business (whether or not incorporated) which is a member of a controlled group including the Company or which is under common control with the Company (a "COMPANY ERISA AFFILIATE") within the meaning of section 414 of the Code, as well as each plan with respect to which the Company or a Company ERISA Affiliate could incur liability under Section 4069 (if such plan has been or was terminated) or Section 4212(c) of ERISA (together, the "COMPANY BENEFIT PLANS"), excluding former agreements under which the Company has no unpaid obligations. Copies of each of the following, to the extent applicable, have been made available to Parent with respect to each Company Benefit Plan: the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS"), the plan document, the trust agreement, the most recent summary plan description if required by ERISA, the most recent actuarial report or valuation relating to each Company Benefit Plan subject to Title IV of ERISA, and the most recent determination letter issued by the IRS with respect to any Company Benefit Plan intended to be qualified under section 401 of the Code.

    (b) With respect to each Company Benefit Plan, no event has occurred and, to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company could be subject to any liability under the terms of such Company Benefit Plan, ERISA, the Code, or any other applicable law.

    (c) Each Company Benefit Plan intended to be qualified under section 401 of the Code (i) satisfies in form the requirements of such section except to the extent amendments are not required by law to be made until a date after the Effective Time, (ii) has received a favorable determination letter from the IRS regarding such qualified status, and (iii) has not, since receipt of the most recent favorable determination letter, been amended in a way that would adversely affect its qualified status.

    (d) There are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any Company Benefit Plan.

    (e) To the knowledge of the Company, there is no matter pending (other than routine qualification determination filings) with respect to any Company Benefit Plans before the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation (the "PBGC") or any other governmental authority.

    (f) All material contributions required to be made to Company Benefit Plans pursuant to their terms and the provisions of ERISA, the Code, or any other applicable law have been timely made.

    (g) As to each Company Benefit Plan subject to Title IV of ERISA, (i) there has been no event or condition which presents a significant risk of plan termination, (ii) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or section 412 of the Code has been incurred, (iii) no reportable event within the meaning of Section 4043 of ERISA (for which the disclosure requirements of Regulation section 4043.1 et seq., promulgated by the PBGC, have not been waived) has occurred within six years prior to the date of this Agreement, (iv) no notice of intent to terminate such Company Benefit Plan has been given under Section 4041 of ERISA, (v) no proceeding has been instituted under Section 4042 of ERISA to terminate such Company Benefit Plan, (vi) no liability to the PBGC has been incurred (other than with respect to required premium payments), (vii) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been incurred, which withdrawal liability has not been satisfied, and (viii) the assets of the Company Benefit Plan equal or exceed the actuarial present value of the benefit liabilities, within the meaning of Section 4041 of ERISA, under the Company Benefit Plan, based upon reasonable actuarial assumptions and the asset valuation principles established by the PBGC for the termination of such plans.

    (h) No Company Benefit Plan provides retiree medical or retiree life insurance benefits to any person.

    (i) Neither the Company nor any Company ERISA Affiliate contributes or has an obligation to contribute, and has not within six years prior to the date of this Agreement contributed or had an obligation to contribute to, a multiemployer plan within the meaning of Section 3(37) of ERISA.

    (j) SECTION 3.13(J) OF THE COMPANY DISCLOSURE SCHEDULE sets forth a true and complete list, as of the date of this Agreement, of each current or former employee, officer or director of the Company who holds any option to purchase Company Common Stock (collectively, the "COMPANY STOCK OPTIONS"), together with the number of shares of Company Common Stock which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested within six months after the date hereof, or as a result of, the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code (an "ISO"), and the expiration date of such option. SECTION 3.13(J) OF THE COMPANY DISCLOSURE SCHEDULE also sets forth the total number of such ISOs and such nonqualified options. The Company has furnished Parent with complete copies of the plans (collectively, the "COMPANY OPTION PLANS") pursuant to which the Company Stock Options were issued.

    (k) The Company has made available to Parent: (i) copies of all employment agreements with officers of the Company; (ii) a schedule listing all officers of the Company who have executed a non-competition agreement with the Company;
(iii) copies (or descriptions) of all severance agreements, programs and policies of the Company with or relating to its employees, except programs and policies required to be maintained by law; and (iv) copies of all plans, programs, agreements and other arrangements of the Company with or relating to its employees which contain change in control provisions.

    (l) Except as set forth in SECTION 3.13(L) OF THE COMPANY DISCLOSURE STATEMENT, the consummation of the transactions will not (i) entitle any employees of the Company to severance pay or (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Company Benefit Plans.

    Section 3.14  MATERIAL CONTRACTS.

    (a) SECTION 3.14(A) OF THE COMPANY DISCLOSURE SCHEDULE contains a complete and accurate list, and the Company has delivered to Parent true and complete copies, of the following (each a "COMPANY MATERIAL CONTRACT"):

        (i)  partnership or joint venture agreement;

        (ii)  deed of trust or other security agreement;

        (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond;

        (iv) employment, consulting or compensation agreement or arrangement, including the election or retention in office of any director or officer;

        (v)  labor or collective bargaining agreement;

        (vi) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

        (vii) deed or other document evidencing an interest in or contract to purchase or sell real property;

        (viii) agreement with dealers or sales or commission agents, public relations or advertising agencies, accountants or attorneys;

        (ix) lease of real or personal property, whether as lessor, lessee, sublessor or sublessee;

        (x)  agreement between the Company and any affiliate of the Company;

        (xi) agreement relating to any material matter or transaction in which an interest is held by a person or entity that is an affiliate of the Company;

        (xii) any agreement for the acquisition of services, supplies, equipment or other personal property by or to the Company and involving more than $5,000 in the aggregate;

        (xiii) powers of attorney;

        (xiv)  contracts containing noncompetition covenants;

        (xv) any other contract or arrangement that involves either an unperformed commitment in excess of $5,000 or that terminates more than 30 days after the date hereof;

        (xvi) agreement providing for the purchase from a supplier of all or substantially all of the requirements of the Company of a particular product or service; or

        (xvii) any other agreement or commitment not made in the ordinary course of business or that is material to the business or financial condition of the Company.

True, correct and complete copies of the written Company Material Contracts, and true, correct and complete written descriptions of the oral Company Material Contracts, have heretofore been delivered or made available to Parent. There are no existing defaults, events of default or events, occurrences, acts or omissions that, with the giving of notice or lapse of time or both, would constitute defaults by the Company, and no penalties have been incurred nor are amendments pending, with respect to the Company Material Contracts, except as described in SECTION 3.14(A) OF THE COMPANY DISCLOSURE SCHEDULE. The Company Material Contracts are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their respective terms, and no defenses, off-sets or counterclaims have been asserted or, to the best knowledge of the Company, may be made by any party thereto, nor has the Company waived any rights thereunder, except as described in SECTION 3.14(A) OF THE COMPANY DISCLOSURE SCHEDULE. The Company has not received notice of any default with respect to any Company Material Contracts.

    (b) NO CANCELLATION OR TERMINATION OF COMMITMENT. Except as contemplated hereby, the Company has not received notice of any plan or intention of any other party to any Company Material Contracts to exercise any right to cancel or terminate any Company Material Contracts or agreement, and the Company does not know of any fact that would justify the exercise of such a right. The Company does not currently contemplate, or has reason to believe any other person or entity currently contemplates, any amendment or change to any Commitment. Except as listed in SECTION 3.14(B) OF THE COMPANY DISCLOSURE SCHEDULE, none of the customers or suppliers of the Company has refused, or communicated that it will or may refuse, to purchase or supply goods or services, as the case may be, or has communicated that it will or may substantially reduce the amounts of goods or services that it is willing to purchase from, or sell to, the Company.

    Section 3.15  LABOR MATTERS.

    (a) CASH COMPENSATION. SECTION 3.15(A) OF THE COMPANY DISCLOSURE SCHEDULE
(a) contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "COMPANY CASH COMPENSATION") of all employees of the Company. In addition, SECTION 3.15(A) OF THE COMPANY DISCLOSURE SCHEDULE (a) contains a complete and accurate description of (i) all increases in Cash Compensation of employees of the Company during the current and immediately preceding fiscal years of the Company and (ii) any promised increases in Company Cash Compensation of employees of the Company that have not yet been effected.

    (b) COMPENSATION PLANS. SECTION 3.15(B) OF THE COMPANY DISCLOSURE SCHEDULE contains a complete and accurate list of all compensation plans, arrangements or practices (the "COMPANY COMPENSATION PLANS") sponsored by the Company or to which the Company contributes on behalf of its employees, other than Company Benefit Plans listed in SECTION 3.13(A) OF THE COMPANY DISCLOSURE SCHEDULE. The Company Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options. The Company has provided Parent with a copy of each written Company Compensation Plan and a written description of each unwritten Company Compensation Plan. Each of the Company Compensation Plans can be terminated or amended at will by the Company.

    (c) EMPLOYMENT AGREEMENTS. SECTION 3.15(C) OF THE COMPANY DISCLOSURE SCHEDULE contains a complete and accurate list of all employment agreements (the "COMPANY EMPLOYMENT AGREEMENTS") to which the Company is a party with respect to its employees. The Company Employment Agreements include without limitation employee leasing agreements, employee services agreements and noncompetition agreements. The Company has provided Parent a copy of each written Company Employment Agreement and a written description of each unwritten Company Employment Agreement.

    (d) EMPLOYEE POLICIES AND PROCEDURES. SECTION 3.15(D) OF THE COMPANY DISCLOSURE SCHEDULE contains a complete and accurate list of all employee manuals, policies, procedures and work-related rules (the "COMPANY EMPLOYEE POLICIES AND PROCEDURES") that apply to employees of the Company. The Company has provided Parent a copy of all written Company Employee Policies and Procedures and a written description of all unwritten Company Employee Policies and Procedures. Each of the Company Employee Policies and Procedures can be amended or terminated at will by the Company.

    (e) UNWRITTEN AMENDMENTS. No unwritten amendments have been made, whether by oral communication, pattern of conduct or otherwise, with respect to any Company Compensation Plans, Company Employment Agreements or Company Employee Policies and Procedures.

    (f) LABOR COMPLIANCE. Except as set forth in SECTION 3.15(F) OF THE COMPANY DISCLOSURE SCHEDULE, the Company (i) has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, and (ii) is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing.

    (g) The Company has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices.

    (h) There are no (i) unfair labor practice charges or complaints or racial, color, religious, sexual, national origin, age or handicap discrimination charges or complaints pending or threatened against the Company before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist or (ii) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting the Company, nor does any basis therefor exist.

    (i) UNIONS. The Company has never been a party to any agreement with any union, labor organization or collective bargaining unit. No employee of the Company is represented by any union, labor organization or collective bargaining unit. To the best knowledge of the Company, the employees of the Company have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.

    (j) ALIENS. All employees of the Company are citizens of, or are authorized to be employed in, the United States.

    Section 3.16 ENVIRONMENTAL MATTERS. The Company (i) has obtained all applicable permits, licenses and other authorizations which are required under foreign, federal, state or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes by the Company (or its agents); (ii) is in compliance with all terms and conditions of such required permits, licenses and authorizations, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) is not aware of nor has received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from the Company's (or any of its agents') manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or the emission, discharge or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and (iv) has taken all actions necessary under applicable requirements of foreign, federal, state or local laws, rules or regulations to register any products or materials required to be registered by the Company (or any of its agents) thereunder.

    Section 3.17 INSURANCE. The Company maintains general liability and other business insurance that the Company believes to be reasonably prudent for its business. A list and brief description of all insurance policies of the Company are set forth in SECTION 3.17 OF THE COMPANY DISCLOSURE SCHEDULES. All of such policies are valid and enforceable policies. Such insurance shall be outstanding and duly in force without interruption up to and including the Closing Date. True, complete and correct copies of all such policies have been provided to Parent on or prior to the date hereof.

    Section 3.18 VOTE REQUIRED. The affirmative vote of a majority of the outstanding Common Stock is the only vote of the holders of any class or series of the Company's capital stock necessary to approve this Agreement and the Merger.

    Section 3.19 CERTAIN BUSINESS PRACTICES. None of the Company or any directors, officers, agents or employees of the Company has (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), (c) consummated any transaction, made any payment, entered into any agreement or arrangement or taken any other action in violation of Section 1128B(b) of the Social Security Act, as amended, or (d) made any other unlawful payment.

    Section 3.20 CUSTOMERS AND SUPPLIERS. SECTION 3.20 OF THE COMPANY DISCLOSURE SCHEDULE sets forth the 20 most significant third-party suppliers to, and the 20 most significant third-party customers of, the Company (in terms of payments to or by such person) during the twelve-month period ending on June 30, 1999. To the knowledge of the Company, there is no present intent of any significant customer or supplier of the Company to discontinue or substantially alter its relationship with the Company or do so upon consummation of the Merger.

    Section 3.21 BANK ACCOUNTS. SECTION 3.21 OF THE COMPANY DISCLOSURE SCHEDULE sets forth each bank, savings institution and other financial institution with which the Company has an account or safe deposit box and the names of all persons authorized to draw thereon or have access thereto.

    Section 3.22 YEAR 2000 ISSUES. Except for matters which, individually and in the aggregate, would not have a Material Adverse Effect on the Company, all proprietary and third-party licensed computer systems, including computer hardware and software, owned, leased or licensed by the Company and computer software incorporated in products manufactured by the Company (a) can accurately and without interruption recognize and manipulate date information relating to dates prior to, on and after January 1, 2000 and (b) can accurately and without interruption interact with other year 2000 compliant computer systems and computer software in a way that does not compromise their ability to correctly recognize the advent of the year 2000 or to accurately and without interruption recognize and manipulate date information relating to dates prior to, on or after January 1, 2000. The Company has not experienced any year 2000 related problems to date and it does not anticipate that it will have to incur any costs in the future to achieve year 2000 compliance of its computer systems, hardware, software, or products.

    Section 3.23 PROXY STATEMENT AND OTHER INFORMATION. None of the information related to Company which is supplied by the Company for inclusion in the Proxy Statement described in Section 6.4(a) hereof will, at the time the Proxy Statement is mailed or at the time of the meeting of shareholders to which the Proxy Statement relates, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    Section 3.24 BROKERS AND FINDERS. Except for RC&A Group, Inc. and Kaufman Bros., L.P., neither the Company nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated herein.

                                  ARTICLE IV.
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

    Each Shareholder, as to itself, represent and warrant to Parent as follows:

    Section 4.1  AUTHORITY AND OWNERSHIP.

    (a) Such Shareholder has all requisite power and authority to execute and deliver this Agreement and the Escrow Agreement and to consummate the transactions contemplated hereby. All necessary action required to have been taken by or on behalf of such Shareholder by applicable law or otherwise to authorize (i) the approval, execution and delivery on its behalf of this Agreement and the Escrow

Agreement and (ii) its performance of its obligations under this Agreement and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have been taken. This Agreement and the Escrow Agreement constitutes such Shareholder's valid and binding agreement, enforceable against such Shareholder in accordance with its terms, except (A) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfer, and (B) for the limitations imposed by general principles of equity.

    (b) OWNERSHIP OF COMPANY COMMON STOCK. Such Shareholder owns, beneficially and of record, good and marketable title to the Company Common Stock listed opposite its name on EXHIBIT A, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options, voting agreements, shareholders' agreements or restrictions.

    Section 4.2 NO BREACH. The execution and delivery of this Agreement and the Escrow Agreement do not, and the consummation of the transactions contemplated hereby or thereby will not, (i) violate or conflict with and organizational or governance document of such Shareholder or (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, third party right of termination, cancellation, material modification or acceleration under any agreement, understanding or undertaking to which such Shareholder is a party or by which it is bound, or (iii) constitute a violation of any law, rule or regulation to which such Shareholders is subject.

    Section 4.3 CONSENTS AND APPROVALS. Neither the execution and delivery by such Shareholder of this Agreement or the Escrow Agreement nor the consummation by such Shareholder of the transactions contemplated hereby or thereby will require such Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or give any notification to, any governmental or regulatory authority, any lender or lessor or any other person or entity.

    Section 4.4 BROKERS AND FINDERS. Such Shareholder has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated herein.

    Section 4.5 INVESTMENT REPRESENTATION. In connection with the receipt of the Parent Common Stock, such Shareholder has been advised that the issuance of the Parent Common Stock has not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and the Parent Common Stock is being issued to the Shareholders in reliance upon an exemption from such registration. In that regard, such Shareholder is sophisticated in financial matters and is able to evaluate the risks and benefits relating to the acquisition of the Parent Common Stock. The Parent Common Stock is to be acquired for such Shareholder's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Parent Common Stock will not be disposed of by such Shareholder in contravention of the Securities Act or any applicable state securities laws. Such Shareholder understands that Parent is under no obligation to register the sale, transfer or other disposition of the Parent Common Stock by such Shareholder or on such Shareholder's behalf under the Securities Act or any state securities law, and such Shareholder is able to bear the economic risk of his investment in the Parent Common Stock for an indefinite period of time because the Parent Common Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

                                   ARTICLE V.
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

    Parent and Merger Sub each, jointly and severally, represents and warrants to the Company as follows:

    Section 5.1  ORGANIZATION AND AUTHORITY.

    (a) Each of Parent and the Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, in the case of Parent, and Florida in the case of Merger Sub, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a Parent Material Adverse Effect. (The term "PARENT MATERIAL ADVERSE EFFECT" as used in this Agreement shall mean any change or effect that, individually or when taken together with all such other changes or effects, would be materially adverse to the financial condition, operations or current business of Parent, excluding, however, all changes or effects caused by general economic or industry-wide conditions or resulting from any change in law or GAAP.) Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All necessary action, corporate or otherwise, required to have been taken by or on behalf of it by applicable law, its charter document or otherwise to authorize (i) the approval, execution and delivery on its behalf of this Agreement and (ii) its performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby has been taken by Parent and Merger Sub, except that the transactions must be approved by their stockholders. This Agreement constitutes Parent's and Merger Subs' valid and binding agreement, enforceable against each in accordance with its terms, except (A) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (B) for the limitations imposed by general principles of equity.

    (b) Except as disclosed in SECTION 5.1(B) OF THE PARENT DISCLOSURE SCHEDULE, Parent does not directly or indirectly own any interest in any other corporation, partnership, joint venture or other business association or entity which is material to Parent.

    Section 5.2 NO BREACH. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not,
(i) violate or conflict with its certificate of incorporation or bylaws or
(ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, third party right of termination, cancellation, material modification or acceleration under any agreement, understanding or undertaking to which it is a party or by which Parent is bound, except where such breach, default, lien, third party right, cancellation, modification or acceleration would not have a Parent Material Adverse Effect, or (iii) constitute a violation of any law, rule or regulation to which Parent is subject.

    Section 5.3 CONSENTS AND APPROVALS. Neither the execution and delivery of this Agreement by it nor its consummation of the transactions contemplated hereby will require Parent or Merger Sub to obtain any consent, approval, authorization or permit of, or to make any filing with or give any notification to, any governmental or regulatory authority, except (i) for filings required under the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent it from performing its obligations under this Agreement without having a Parent Material Adverse Effect.

    Section 5.4  CAPITALIZATION.

    (a) Parent's authorized capital stock consists of (i) 20,000,000 shares of Parent Common Stock, of which 13,080,894 were issued and outstanding as of June 30, 2000, and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares were issued and outstanding as of June 30, 2000. Since June 30, 2000, no shares of Parent Common Stock have been issued. No other shares of Parent Common Stock have been issued, except upon exercise of employee stock options or upon conversion of shares of Preferred Stock or pursuant to Parent's Employee Stock Purchase Plan and no additional shares of Preferred Stock have been issued. As of June 30, 2000, there were outstanding options to purchase 1,497,980 shares of Parent Common Stock and no options have been granted after June 30, 2000, except for options granted to employees in the ordinary course of business consistent with past practice. As of the date of this Agreement, warrants to purchase 1,809,623 shares of Parent Common Stock are issued outstanding. In addition, as of June 30, 2000 there were issued and outstanding convertible debt of Parent to purchase up to 1,330,323 shares of Parent Common Stock. Each of the issued shares of capital stock of, or other equity interests in, of Parent is duly authorized, validly issued and, in the case of shares of capital stock, fully paid and nonassessable, and have not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, Parent subject to) any preemptive or similar rights created by statute, the certificate of incorporation or bylaws of Parent, or any agreement to which Parent is a party or is bound.

    (b) Except as disclosed in SECTION 5.4 OF THE PARENT DISCLOSURE SCHEDULE, no bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which stockholders may vote is issued or outstanding.

    (c) Merger Sub's authorized capital stock consists of 1,000 shares of Merger Sub Common Stock, all of which have been issued to Parent and are outstanding.

    Section 5.5 SEC REPORTS; FINANCIAL STATEMENTS. Parent has filed all required forms, reports and documents with the Securities and Exchange Commission ("SEC") pursuant to the Exchange Act since December 31, 1999 (collectively, the "PARENT'S SEC REPORTS"). The audited financial statements of Parent contained, or incorporated by reference, in Parent's Annual Report on Form 10-K for the year ended December 31, 1999, which consist of
(i) consolidated balance sheets as of December 31, 1998 and 1999
(ii) consolidated statements of income, stockholders' equity and cash flows for each of the three fiscal years in the period ended December 31, 1999, and
(iii) the notes thereto, certified by PriceWaterhouseCoopers LLP ("PARENT'S AUDITORS"), whose report thereon is included therewith, were prepared in accordance with GAAP and present fairly Parent's financial condition and the results of its operations as of the relevant dates thereof and for the periods covered thereby. The unaudited financial statements of Parent contained in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 (the "PARENT 10-Q"), which consists of condensed consolidated balance sheets as of March 31, 1999 and March 31, 2000, condensed consolidated statements of income, stockholder's equity and cash flows for the three months ended March 31, 1999 and 2000, and notes thereto, were prepared in accordance with GAAP, and present fairly Parent's financial condition and the results of its operations as of the relevant dates thereof and for the period covered thereby, subject to year-end adjustments.

    Section 5.6  ABSENCE OF CERTAIN CHANGES.

    (a) Except as otherwise disclosed in Parent's SEC Reports (without further amendment) or SECTION 5.6 OF THE PARENT DISCLOSURE SCHEDULE, since March 31, 2000 there have not been any events or conditions of any character that, individually or in the aggregate, have or would reasonably be expected to have a Parent Material Adverse Effect.

    (b) During the period from March 31, 2000 to the date of this Agreement, Parent has not engaged in any conduct that is proscribed during the period from the date of this Agreement to the Effective Time by clauses (i) through (x) of
Section 6.2(b).

    Section 5.7 TITLE TO PROPERTY. Parent has defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which would not have a Parent Material Adverse Effect. To Parent's knowledge, all leases pursuant to which Parent leases from others real or personal property are valid and effective in accordance with their respective terms, and there is not, to the knowledge of Parent, under any of such leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a material default or event of default and in respect of which the Parent has not taken adequate steps to prevent such a default from occurring) except where the lack of such validity and effectiveness, or the existence of such default or event of default would not have a Parent Material Adverse Effect.

    Section 5.8 BROKERS. Except for Houlihan, Lokey, Howard & Zukin, neither Parent, the Merger Sub nor any of their officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated herein.

    Section 5.9  EMPLOYEE BENEFIT PLANS.

    (a) SECTION 5.9(A) OF THE PARENT DISCLOSURE SCHEDULE lists all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any employee of Parent, any trade or business (whether or not incorporated) which is a member of a controlled group including Parent or which is under common control with Parent (a "PARENT ERISA AFFILIATE") within the meaning of section 414 of the Code, as well as each plan with respect to which the Parent or a Parent ERISA Affiliate could incur liability under Section 4069 (if such plan has been or was terminated) or Section 4212(c) of ERISA (together, the "PARENT BENEFIT PLANS"), excluding former agreements under which Parent has no unpaid obligations. Copies of each of the following, to the extent applicable, have been made available to the Company with respect to each Parent Benefit
Plan: the most recent annual report (Form 5500) filed with the IRS, the plan document, the trust agreement, the most recent summary plan description if required by ERISA, the most recent actuarial report or valuation relating to each Parent Benefit Plan subject to Title IV of ERISA, and the most recent determination letter issued by the IRS with respect to any Parent Benefit Plan intended to be qualified under section 401 of the Code.

    (b) With respect to each Parent Benefit Plan, no event has occurred and, to the knowledge of Parent, there exists no condition or set of circumstances in connection with which Parent could be subject to any liability under the terms of such Parent Benefit Plan, ERISA, the Code, or any other applicable law.

    (c) Each Parent Benefit Plan intended to be qualified under section 401 of the Code (i) satisfies in form the requirements of such section except to the extent amendments are not required by law to be made until a date after the Effective Time, (ii) has received a favorable determination letter from the IRS regarding such qualified status, and (iii) has not, since receipt of the most recent favorable determination letter, been amended in a way that would adversely affect its qualified status.

    (d) There are no actions, suits, or claims pending (other than routine claims for benefits) or, to the knowledge of Parent, threatened against, or with respect to, any Parent Benefit Plan.

    (e) To the knowledge of Parent, there is no matter pending (other than routine qualification determination filings) with respect to any Parent Benefit Plans before the IRS, the U.S. Department of Labor, the PBGC or any other governmental authority.

    (f) All material contributions required to be made to Parent Benefit Plans pursuant to their terms and the provisions of ERISA, the Code, or any other applicable law have been timely made.

    (g) As to each Parent Benefit Plan subject to Title IV of ERISA, (i) there has been no event or condition which presents a significant risk of plan termination, (ii) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or section 412 of the Code has been incurred, (iii) no reportable event within the meaning of Section 4043 of ERISA (for which the disclosure requirements of Regulation section 4043.1 et seq., promulgated by the PBGC, have not been waived) has occurred within six years prior to the date of this Agreement, (iv) no notice of intent to terminate such Parent Benefit Plan has been given under Section 4041 of ERISA, (v) no proceeding has been instituted under Section 4042 of ERISA to terminate such Parent Benefit Plan, (vi) no liability to the PBGC has been incurred (other than with respect to required premium payments), (vii) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been incurred, which withdrawal liability has not been satisfied, and (viii) the assets of the Parent Benefit Plan equal or exceed the actuarial present value of the benefit liabilities, within the meaning of Section 4041 of ERISA, under the Parent Benefit Plan, based upon reasonable actuarial assumptions and the asset valuation principles established by the PBGC for the termination of such plans.

    (h) No Parent Benefit Plan provides retiree medical or retiree life insurance benefits to any person.

    (i) Neither the Parent nor any Parent ERISA Affiliate contributes or has an obligation to contribute, and has not within six years prior to the date of this Agreement contributed or had an obligation to contribute to, a multiemployer plan within the meaning of Section 3(37) of ERISA.

    (j) SECTION 5.9(J) OF THE PARENT DISCLOSURE SCHEDULE sets forth a true and complete list, as of the date of this Agreement, of each current or former employee, officer or director of Parent who holds any option to purchase Parent Common Stock (collectively, the "PARENT STOCK OPTIONS"), together with the number of shares of Parent Common Stock which are subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested within six months after the date hereof, or as a result of, the Merger), the option price of such option (to the extent determined as of the date hereof), whether such option is an ISO, and the expiration date of such option. SECTION 5.9(J) OF THE PARENT DISCLOSURE SCHEDULE also sets forth the total number of such ISOs and such nonqualified options. Parent has furnished the Company with complete copies of the plans (collectively, the "PARENT OPTION PLANS") pursuant to which the Parent Stock Options were issued.

    (k) Parent has made available to the Company: (i) copies of all employment agreements with officers of Parent; (ii) a schedule listing all officers of Parent who have executed a non-competition agreement with Parent; (iii) copies (or descriptions) of all severance agreements, programs and policies of Parent with or relating to its employees, except programs and policies required to be maintained by law; and (iv) copies of all plans, programs, agreements and other arrangements of Parent with or relating to its employees which contain change in control provisions.

    (l) Except as set forth in SECTION 5.9(L) OF THE PARENT DISCLOSURE STATEMENT, the consummation of the transactions will not (i) entitle any employees of Parent to severance pay or (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Parent Benefit Plans.

    Section 5.10  LABOR MATTERS.

    (a) CASH COMPENSATION. SECTION 5.10(A) OF THE PARENT DISCLOSURE SCHEDULE
(a) contains a complete and accurate list of the names, titles and cash compensation, including without limitation wages, salaries, bonuses (discretionary and formula) and other cash compensation (the "PARENT CASH COMPENSATION") of all employees of Parent. In addition, SECTION 5.10(A) OF THE PARENT DISCLOSURE SCHEDULE (a) contains a complete and accurate description of
(i) all increases in Cash Compensation of employees of Parent during the current and immediately preceding fiscal years of Parent and (ii) any promised increases in Parent Cash Compensation of employees of Parent that have not yet been effected.

    (b) COMPENSATION PLANS. SECTION 5.10(B) OF THE PARENT DISCLOSURE SCHEDULE contains a complete and accurate list of all compensation plans, arrangements or practices (the "PARENT COMPENSATION PLANS") sponsored by Parent or to which Parent contributes on behalf of its employees, other than Parent Benefit Plans listed in SECTION 5.9(A) OF THE PARENT DISCLOSURE SCHEDULE. The Parent Compensation Plans include without limitation plans, arrangements or practices that provide for severance pay, deferred compensation, incentive, bonus or performance awards, and stock ownership or stock options. Parent has provided the Company with a copy of each written Parent Compensation Plan and a written description of each unwritten Parent Compensation Plan. Each of the Parent Compensation Plans can be terminated or amended at will by Parent.

    (c) EMPLOYMENT AGREEMENTS. SECTION 5.10(C) OF THE PARENT DISCLOSURE SCHEDULE contains a complete and accurate list of all employment agreements (the "PARENT EMPLOYMENT AGREEMENTS") to which Parent is a party with respect to its employees. The Parent Employment Agreements include without limitation employee leasing agreements, employee services agreements and noncompetition agreements. Parent has provided the Company a copy of each written Parent Employment Agreement and a written description of each unwritten Parent Employment Agreement.

    (d) EMPLOYEE POLICIES AND PROCEDURES. SECTION 5.10(D) OF THE PARENT DISCLOSURE SCHEDULE contains a complete and accurate list of all employee manuals, policies, procedures and work-related rules (the "PARENT EMPLOYEE POLICIES AND PROCEDURES") that apply to employees of Parent. Parent has provided the Company a copy of all written Parent Employee Policies and Procedures and a written description of all unwritten Parent Employee Policies and Procedures. Each of the Parent Employee Policies and Procedures can be amended or terminated at will by Parent.

    (e) UNWRITTEN AMENDMENTS. No unwritten amendments have been made, whether by oral communication, pattern of conduct or otherwise, with respect to any Parent Compensation Plans, Parent Employment Agreements or Parent Employee Policies and Procedures.

    (f) LABOR COMPLIANCE. Except as set forth in SECTION 5.10(F) OF THE PARENT DISCLOSURE SCHEDULE, Parent (i) has been and is in compliance with all laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, and (ii) is not liable for any arrears of wages or penalties for failure to comply with any of the foregoing.

    (g) Parent has not engaged in any unfair labor practice or discriminated on the basis of race, color, religion, sex, national origin, age or handicap in its employment conditions or practices.

    (h) There are no (i) unfair labor practice charges or complaints or racial, color, religious, sexual, national origin, age or handicap discrimination charges or complaints pending or threatened against Parent before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist or (ii) existing or threatened labor strikes, disputes, grievances, controversies or other labor troubles affecting Parent, nor does any basis therefor exist.

    (i) UNIONS. Parent has never been a party to any agreement with any union, labor organization or collective bargaining unit. No employee of Parent is represented by any union, labor organization or collective bargaining unit. To the best knowledge of Parent, the employees of Parent have no intention to and have not threatened to organize or join a union, labor organization or collective bargaining unit.

    (j) ALIENS. All employees of Parent are citizens of, or are authorized to be employed in, the United States.

    Section 5.11 ENVIRONMENTAL MATTERS. Parent (i) has obtained all applicable permits, licenses and other authorizations which are required under foreign, federal, state or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes by Parent (or its agents); (ii) is in compliance with all terms and conditions of such required permits, licenses and authorizations, and also are in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder; (iii) is not aware of nor has received notice of any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from Parent's (or any of its agents') manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or the emission, discharge or release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and (iv) has taken all actions necessary under applicable requirements of foreign, federal, state or local laws, rules or regulations to register any products or materials required to be registered by Parent (or any of its agents) thereunder.

                                  ARTICLE VI.
                                OTHER AGREEMENTS

    Section 6.1 ELECTION OF NEW PARENT DIRECTORS AND OFFICERS. Subject to occurrence of the Merger, Parent shall take all action necessary under its bylaws or otherwise to cause the number of members constituting the whole Board of Directors of Parent to be seven (7) and to elect G.T. Finn, William O. Hunt, John McDonald, Mike Campbell, Philip Jepsen and two (2) other designees agreed to in writing by Parent and WWC to Parent's Board of Directors, effective the Effective Time; provided, however, if Banco Del Gottardo exercises its right to designate two (2) additional persons to Parent's Board of Directors, and such persons are not agreeable to Mr. Finn, then Mr. Finn shall have the right to designate two (2) additional persons to Parent's Board of Directors. Such persons shall hold office until the next annual meeting of Parent's stockholders and until their successors shall have been elected and qualified. Subject to the occurrence of the Merger, Parent shall take all action necessary to elect John McDonald as Chairman and Chief Executive Officer of Parent, G.T. Finn as President of Parent and Phil Boyd as Chief Financial Officer of Parent. On or before the Effective Date, Parent will take all necessary steps to amend its bylaws, if necessary, to allow eleven members of Parent's Board of Directors.

    Section 6.2  CONDUCT OF BUSINESS PENDING MERGER.

    (a) From the date of this Agreement until the Effective Time, unless otherwise contemplated by this Agreement or consented to in writing by the other party or set forth in SECTION 6.2 OF THE COMPANY DISCLOSURE SCHEDULE, each of the Company and Parent shall:

        (i) operate its business in all material respects in the usual and ordinary course consistent with past practice; and

        (ii) use all commercially reasonable efforts to preserve substantially intact its business organization, maintain and keep its material properties and assets in as good repair and condition as at present, ordinary wear and tear excepted, retain the services of its respective key employees and maintain its relationships with its material customers and suppliers.

    (b) Except as contemplated by this Agreement or otherwise consented to in writing by the other party, from the date of this Agreement until the Effective Time, each of the Company and Parent shall not do any of the following:

        (i) adopt any amendments to its certificate or articles of incorporation which would alter the terms of the Company Common Stock or Parent Common Stock or would have an adverse impact on the consummation of the transactions contemplated by this Agreement;

        (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or, except as provided in the terms of Parent's Preferred Stock, redeem or otherwise acquire any of its securities;

       (iii) issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or amend any of the terms of any such securities or agreements outstanding on the date hereof; PROVIDED, HOWEVER, the Company or Parent may issue shares of Company Common Stock or Parent Common Stock, respectively, upon the exercise of employee stock options issued pursuant to the Company's option plan described in Section 3.3(j) of the Company Disclosure Schedule, Parent's Employee Stock Purchase Plan or Parent's Preferred Stock outstanding on the date hereof or upon the exercise of warrants outstanding on the date of this Agreement;

        (iv) (A) create, incur or assume any long-term debt (including obligations in respect of capital leases but excluding any intercompany indebtedness) that is material to the Company or Parent, as the case may be,
    (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any person other than the Company or Parent that is material to the Company or Parent, as the case may be, or (C) make any loans, advances or capital contributions to, or investments in, any person other than the Company or Parent, which loans, advances or capital contributions are material to the Company or Parent, as the case may be;

        (v) acquire, sell, lease or dispose of any assets that are material to the Company or Parent, as the case may be, other than sales that are in the ordinary and usual course of business consistent with past practice;

        (vi) mortgage, pledge or subject to any lien, lease, security interest or other charge or encumbrance any of its properties or assets, tangible or intangible, material to the Company or Parent, as the case may be;

       (vii) (A) increase the compensation payable to or to become payable to any director or officer, except for increases in salary or wages payable or to become payable in the ordinary course of business and consistent with past practice or (B) grant any severance or termination pay (other than pursuant to agreements in effect on the date of this Agreement) to, or enter into or amend any benefit plan (except for administrative or technical amendments necessary to comply with applicable law) or any employment or severance agreement with, any director, officer or employee;

      (viii) (A) effect any reorganization or recapitalization or (B) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock;

        (ix) change any of its methods of accounting in effect at June 30, 2000, except as may be required by law or GAAP; or

        (x) take, or agree in writing or otherwise to take, any of the foregoing actions or any actions that would (A) make any representation or warranty of the Company or Parent, as the case may be, contained in this Agreement untrue or incorrect as of the date when made or as of the Closing Date,
    (B) result in any of the conditions of this Agreement not being satisfied or
    (C) be inconsistent with the terms of this Agreement or the transactions contemplated hereby.

Notwithstanding anything to the contrary set forth above, Parent shall be entitled to sell or otherwise dispose of, or discontinue in any manner, its operating business.

    Section 6.3  ACCESS TO INFORMATION.

    (a) Between the date of this Agreement and the Effective Time, the Company will (i) give Parent and its authorized representatives reasonable access, during regular business hours upon reasonable notice, to all offices and other facilitates and to all of its books and records, (ii) permit Parent to make such reasonable inspections as it may require, and (iii) cause its officers and those of its subsidiaries to furnish Parent with such financial and operating data and other information with respect to the business and properties of the Company as Parent may from time to time reasonably request and as the Company may have on hand or be able to produce without hardship.

    (b) Between the date of this Agreement and the Effective Time, Parent will
(i) give the Company and its authorized representatives reasonable access, during regular business hours upon reasonable notice, to all offices and other facilitates and to all of its books and records, (ii) permit the Company to make such reasonable inspections as it may require and (iii) cause its officers to furnish the Company with such financial and operating data and other information with respect to the business and properties of Parent as the Company may from time to time reasonably request and as Parent may have on hand or be able to produce without hardship.

    (c) Notwithstanding the foregoing provisions of this Section 6.3, neither party shall be required to grant access or furnish information to the other party to the extent that such access or the furnishing of such information is prohibited by law or by confidentiality agreements with third parties in effect on the date hereof.

    (d) Each party to this Agreement shall hold in confidence all nonpublic information received from the other party to this Agreement until such time as such information is otherwise publicly available and, if this Agreement is terminated, each party will deliver to the other party all documents, work papers and other materials (including copies) obtained by such party or on its behalf from the other party as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof.

    Section 6.4  PREPARATION OF PROXY STATEMENT.

    (a) Parent shall prepare and file with the SEC at such appropriate time as determined by Parent, a proxy statement relating to the stockholders' meeting of Parent to be held in connection with the Merger, as amended or from time to time (as so amended the "PROXY STATEMENT"). Parent and the Company shall cooperate with each other in the preparation of the Proxy Statement and any amendment thereto, and each shall notify the other of the receipt of any comments of the SEC with respect to the Proxy Statement or for additional information, and shall provide to the other promptly copies of all correspondence between Parent or the Company, as the case may be, and the SEC with respect to the Proxy Statement. Each of Parent and the Company agrees to use all commercially reasonable efforts, after consultation with each other, to respond promptly to all such comments of and requests by the SEC and to cause the final Proxy Statement to be filed with the SEC and to be mailed to the holders of Parent Common Stock entitled to vote at the meeting of the stockholders of Parent at the earliest practicable time.

    (b) Notwithstanding the preceding provisions of this Section 6.4, as a condition (which shall be for the benefit of both the Company and Parent) to the recommendation of the Board of Directors of the Company or Parent to their stockholders, the holding of a stockholders' meeting and the mailing of the Proxy Statement, (i) Parent must receive (A) the opinion of Houlihan, Lokey, Howard & Zukin to the effect that the Merger is fair to Parent and its stockholders from a financial point of view, and (B) the letters of [the Company's auditors] referred to in Section 6.13, and (ii) neither of such opinion or letters shall have been withdrawn, revoked or modified.

    Section 6.5 AMEX EXCHANGE LISTING. Parent shall use all commercially reasonable efforts to obtain, prior to the Effective Time, approval for listing of Parent Common Stock to be issued pursuant to the Merger on the AMEX upon official notice of issuance.

    Section 6.6 REASONABLE BEST EFFORTS. Subject to the fiduciary duties of the Company's and Parent's Board of Directors, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement in the most expeditious manner practicable, including, but not limited to, the satisfaction of all conditions to the Merger.

    Section 6.7 PUBLIC ANNOUNCEMENTS; CONFIDENTIALITY. Except as may be required by applicable law, no party hereto shall make any public announcements or otherwise communicate with any news media or any other party with respect to this Agreement or any of the transactions contemplated hereby without prior consultation with the other parties as to the timing and contents of any such announcement or communications as may be reasonable under the circumstances; PROVIDED, HOWEVER, that nothing contained herein shall prevent any party from
(i) promptly making all filings with governmental authorities as may, in its judgment, be required or advisable in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or
(ii) disclosing the terms of this Agreement to such party's legal counsel, financial advisors or accountants in furtherance of the transactions contemplated by this Agreement. The press release announcing the execution and delivery of this Agreement shall be a joint press release of the Company and Parent.

    Section 6.8 NOTIFICATION. Each party hereto shall, in the event of, or promptly after obtaining knowledge of the occurrence or threatened occurrence of, any fact or circumstance that would cause or constitute a material breach of any of its representations and warranties set forth herein, give notice thereof to the other parties and shall use its reasonable best efforts to prevent or promptly to remedy such breach.

    Section 6.9  NO SOLICITATION.

    (a) Subject to Section 6.9(c), Parent shall not (and Parent shall use all commercially reasonable efforts to cause its officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, provide any information to, or enter into any agreement with, any person (other than the Company, any of its affiliates or representatives) concerning any merger, business combination, tender offer, exchange offer, sale of assets (other than as expressly permitted by Section 6.2), sale of shares of capital stock or debt securities or similar transactions involving Parent or any division or operating or principal business unit of Parent, excluding Parent's current operating business (a "PARENT ACQUISITION PROPOSAL"). Parent will immediately cease any existing activities, discussions or negotiations with any parties (other than the Company) conducted heretofore with respect to any of the foregoing.

    (b) Subject to Section 6.9(c), the Company shall not (and shall use its reasonable best efforts to cause its officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, provide any information to, or enter into any agreement with, any person (other than Parent, any of its affiliates or representatives) concerning any merger, business combination, tender offer, exchange offer, sale of assets (other than as expressly permitted by Section 6.2), sale of shares of capital stock or debt securities or similar transactions involving the Company or any division or operating or principal business unit of the Company (a "COMPANY ACQUISITION PROPOSAL"). The Company will immediately cease any existing activities, discussions or negotiations with any parties (other than Parent) conducted heretofore with respect to any of the foregoing.

    (c) Notwithstanding the provisions of Section 6.9(a) and (b), prior to the approval by its stockholders of the transactions contemplated by this Agreement, Parent or the Company, as the case may be, may, directly or indirectly, provide access to furnish information concerning its business, properties or assets to any person pursuant to appropriate confidentiality agreements, and may negotiate and participate in discussions and negotiations with such person, if (i) such person has submitted an unsolicited bona fide written proposal to the Board of Directors of Parent or the Company, as the case may be, relating to any such transaction, (ii) such proposal provides for the acquisition for cash and/or publicly traded securities of all of the outstanding Parent Common Stock or Company Common Stock, (iii) the Board of Directors of Parent or the Company, as the case may be, determines in good faith, after consultation with its independent financial advisor, that such proposal is more favorable to the holders of Parent Common Stock or Company Common Stock than the Merger and is fully financed or reasonably capable of being financed or otherwise consummated, and (iv) the Board of Directors of Parent or the Company, as the case may be, determines in good faith, after consultation with independent legal counsel, that the failure to provide such information or access or to engage in such discussions or negotiations would be inconsistent with their fiduciary duties to Parent's or the Company's stockholders under applicable law. A proposal meeting all of the criteria in the preceding sentence is referred to as a "SUPERIOR PROPOSAL". Parent or the Company will immediately notify the other party of Parent Acquisition Proposal, or Company Acquisition Proposal, respectively, and will keep the other party fully apprised of all developments with respect to any such Acquisition Proposal. Subject to the last sentence of this Section
6.9(c) and notwithstanding anything to the contrary contained in this Agreement, except in connection with the valid termination of this Agreement pursuant to
Section 8.1(b)(ii) or 8.1(c)(ii) hereof, neither the Board of Directors of Parent or the Company nor any committee thereof shall (i) approve or recommend, or propose to approve or recommend, any Parent Acquisition Proposal or Company Acquisition Proposal respectively, (ii) enter into any agreement (other than a confidentiality agreement) with respect to any Parent Acquisition Proposal or Company Acquisition Proposal or (iii) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the other party, the approval or recommendation by its Board of Directors or a committee thereof of the Merger, this Agreement or the issuance of Parent Common Stock to be issued pursuant to the Merger. Nothing contained in this Section shall prohibit Parent or its Board of Directors from taking and disclosing to their stockholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act.

    Section 6.10  REGULATORY AND OTHER AUTHORIZATIONS.

    (a) Each party hereto agrees to use its reasonable best efforts to obtain all authorizations, consents, orders and approvals of federal, state, local and foreign regulatory bodies and officials and non-governmental third parties that may be or become necessary for (i) its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and (ii) the ownership of the

Surviving Corporation by Parent, and each party will cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals.

    (b) In connection with and without limiting the foregoing, the Company and Parent shall (i) take all action necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the other transaction contemplated hereby and (ii) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, this Agreement or any of the other transactions contemplated hereby, take all action necessary to ensure that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger and the other transactions contemplated by this Agreement.

    Section 6.11 FURTHER ASSURANCES. Each of the parties hereto shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and consummate the transactions contemplated hereby or, at and after the Effective Time, to evidence the consummation of the transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each of the parties hereto shall take or cause to be taken all actions and to do or cause to be done all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings.

    Section 6.12  ASSUMED OPTIONS.

    (a) Parent shall assume, effective at the Effective Time, each Company Option Plan and each Company Stock Option that remains unexercised in whole or in part as of the Effective Time and substitute shares of Parent Common Stock for the shares of Company Common Stock purchasable under each such assumed option ("ASSUMED OPTION"), which assumption and substitution shall be effected as follows:

        (i) the Assumed Option shall have the same terms and conditions as the Company Stock Option being assumed, subject to Section 6.12(a)(ii) and
    (iii) below;

        (ii) the number of shares of Parent Common Stock purchasable under the Assumed Option shall be equal to the number of shares of Parent Common Stock that the holder of the Company Stock Option being assumed would have received (without regard to any vesting schedule) upon consummation of the Merger had such Company Stock Option been exercised in full immediately prior to consummation of the Merger; and

       (iii) the per share exercise price of such Assumed Option shall be an amount (rounded to the nearest cent) equal to the per share exercise price of the Company Stock Option being assumed divided by the number of shares of Parent Common Stock issuable in the Merger for each share of Company Common Stock.

If the foregoing calculation results in an Assumed Option being exercisable for a fraction of a share of Parent Common Stock, then the number of shares of Parent Common Stock subject to such Assumed Option shall be rounded down to the nearest whole number of shares, and the total exercise price for the Assumed Option shall be reduced by the exercise price of the fractional share.

    (b) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of the Assumed Options.

    Section 6.13 LETTER FROM ACCOUNTANTS. (a) The Company shall use reasonable best efforts to cause to be delivered to the Company and Parent two letters from [the Company's auditors], one dated no earlier than three business days prior to the date on which the Proxy Statement is mailed to Parent's stockholders and one dated no earlier than three business days prior to the Closing Date, each addressed to the Boards of Directors of the Company and Parent concerning the Company, in form reasonably satisfactory to Parent and customary in scope for comfort letters delivered by independent public accountants in connection with registration statements containing a prospectus similar to the Proxy Statement.

    Section 6.14 EMPLOYEE BENEFITS. Parent hereby agrees to provide to officers and employees of the Company who become or remain regular (full-time) employees of Parent or any of its subsidiaries ("CONTINUING EMPLOYEES") employee benefits, no less favorable than those provided by Parent to their similarly situated officers and employees. Any employee of the Company who becomes a participant in any employee benefit plan, program, policy or arrangement of Parent or any of its subsidiaries after the Effective Time shall be given credit under such plan, program, policy or arrangement for all service with the Company prior to becoming such a participant for purposes of eligibility and vesting. In addition, Parent agrees to assume any employee agreement between Company and its employees who become Continuing Employees.

    Section 6.15  PIGGYBACK REGISTRATION RIGHTS.

    (a) If Parent at any time proposes to register any of its equity securities under the Securities Act on any form other than Form S-4 or Form S-8 (or any similar or successor form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Parent Common Stock, the Company will in each such case give prompt written notice (and in any event at least 10 business days' prior written notice prior to the filing of such registration statement) to the Shareholders of Parent's intention to do so, such notice to specify the securities to be registered, the proposed numbers and amounts thereof and the date not less than 20 days thereafter by which Parent must receive the Shareholders' written indication of whether the Shareholders wish to include their Parent Common Stock in such registration statement and advising the Shareholders of their rights under this Section 6.15. Upon the written request of any Shareholder made on or before the date specified in such notice (which request shall specify the number of shares of Parent Common Stock intended to be disposed of by such Shareholder), Parent will, to the extent permitted under subsection (d) below, use its best efforts to cause all such shares of Parent Common Stock, which the Shareholders have so requested the registration thereof, to be registered under the Securities Act (with the securities that Parent at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Shareholders of the shares of Parent Common Stock to be so registered.

    (b) Notwithstanding anything to the contrary in this Section 6.15, Parent shall have the right to discontinue any registration under this Section 6.15 at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration under this Section 6.15 is discontinued.

    (c) In the case of a registration under subsection (a) above, if Parent determines to enter into an underwriting agreement in connection therewith, all shares of Parent Common Stock to be included in such registration shall be subject to such underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided in such underwriting agreement and completes and/or executes all questionnaires, indemnities, and other reasonable documents which must be executed under the terms of such underwriting agreement.

    (d) If Parent's managing underwriter shall advise Parent and the Shareholders in writing that the inclusion in any registration pursuant hereto of some or all of (i) the shares of Parent Common Stock sought to be registered by the Shareholders, and (ii) the securities of Parent sought to be registered, creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of securities of Parent (or securities of other persons exercising "demand rights") sought to be registered shall be included in such registration, and
(ii) next, the number of shares of Parent Common Stock and other securities of persons exercising "piggyback rights" shall be included in such registration to the extent permitted by the Company's managing underwriter (if the offering is underwritten) with the number of shares of Parent Common Stock and such other securities being registered being based on the respective rights of each party and the decision of Parent.

    (e) If a registration hereunder shall be in connection with an underwritten public offering, the participating Shareholders shall be deemed to have agreed by acquisition of their shares of Parent Common Stock not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any shares of Parent Common Stock and to use their best efforts not to effect any such public sale or distribution of any other equity security of Parent or of any security convertible into or exchangeable or exercisable for any equity security of Parent (other than as part of such underwritten public offering) within 20 days before or 90 days after the effective date of such registration statement. In such event, such participating Shareholders agree, if requested, to sign a customary market stand-off letter with Parent's managing underwriter, and to comply with applicable rules and regulations of the Securities Exchange Commission.

    (f) If and to the extent that any Shareholder sells or otherwise disposes of shares of Parent Common Stock in any transaction that does not require registration under the Securities Act (other than a transaction exempt under Rule 144), the rights of such Shareholder hereunder with respect to such shares of Parent Common Stock will be assignable to the transferee of such shares of Parent Common Stock; provided, however, that such transferee agrees in writing to be bound by all the terms and conditions of this Section 6.15.

    Section 6.16 DELIVERY OF CERTAIN DOCUMENTS. On or prior to the fifth business day following the date of this Agreement: (i) Parent shall deliver to the Company the Parent Disclosure Schedule and all diligence materials reasonably requested by the Company and not previously delivered to the Company (collectively, the "PARENT DELIVERIES"); and (ii) the Company shall deliver to Parent EXHIBIT A, the Company Disclosure Schedule and all diligence materials reasonably requested by Parent and not previously delivered to Parent (collectively, the "COMPANY DELIVERIES").

                                  ARTICLE VII.
                CLOSING AND CLOSING DATE; CONDITIONS TO CLOSING

    Section 7.1 CLOSING AND CLOSING DATE. As soon as practicable after the satisfaction or waiver of the conditions set forth herein and prior to the filing of the Certificate of Merger and Articles of Merger, a closing of the transactions contemplated hereby (the "CLOSING") shall take place at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas or at such other location as the parties may agree in writing. The date on which the Closing occurs is referred to as the "CLOSING DATE."

    Section 7.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY, PARENT AND MERGER SUB. The respective obligations of the Company, on the one hand, and Parent and Merger Sub, on the other hand, to consummate the transactions contemplated hereby are subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the parties hereto, in whole or in part, to the extent permitted by applicable law:

    (a) the issuance of Parent Common Stock pursuant to the Merger, the change of Parent's name and the increase in the number of authorized shares of Parents' Common Stock shall have been approved by the stockholders of Parent as contemplated hereby;

    (b) the shares of Parent Common Stock to be issued in the Merger shall have been approved for listing on the AMEX upon official notice of issuance;

    (c) any governmental or regulatory notices or approvals, including blue sky approvals, required with respect to the transactions contemplated hereby shall have been either filed or received; and

    (d) no federal, state or foreign governmental authority or other agency or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute or rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which remains in effect and which has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting the transactions contemplated by this Agreement, or which questions the validity or the legality of the transactions contemplated hereby and which could reasonably be expected to materially and adversely affect the value of the business of the Company or Parent.

    Section 7.3  ADDITIONAL CONDITIONS TO OBLIGATIONS OF PARENT AND MERGER
SUB. The obligations of Parent and Merger Sub to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by Parent, in whole or in part, to the extent permitted by applicable law:

    (a) each of the representations and warranties of the Company and Shareholders contained in this Agreement shall be true and correct (except to the extent that the breach thereof shall not constitute a Company Material Adverse Effect) as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and Parent and Merger Sub shall have received a certificate of the President or Chief Financial Officer of the Company and each of the Shareholders, dated the Closing Date, to such effect;

    (b) the Company and Shareholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, and Parent and Merger Sub shall have received a certificate of the President or the Chief Financial Officer of the Company and each of the Shareholders, dated the Closing Date, to that effect;

    (c) since the date of this Agreement, there shall not have been the occurrence of a Company Material Adverse Effect;

    (d) Jackson Walker L.L.P. shall have delivered to Parent its written opinion (which may be based upon certain representations of management of the Company and Parent and others and upon certain assumptions) as of the date that the Proxy Statement is first mailed to Parent's stockholders substantially to the effect that (i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and (ii) Parent, Merger Sub and the Company will each be a party to that reorganization within the meaning of Section 368(b) of the Code, and such opinion shall not have been withdrawn, rescinded, revoked or modified in any material respect;

    (e) the condition set forth in the last sentence of Section 6.4(b) above shall have been satisfied as provided therein;

    (f) The holders of shares of Parent Common Stock and the holders of shares of Company Common Stock shall not have exercised dissenters' or appraisal rights;

    (g) Shareholders shall have executed and delivered the Escrow Agreement and such agreement shall constitute the legal, valid and binding obligations of the parties thereto; and

    (h) The Company and Shareholders shall have executed the Security Agreement and all related financing statements, documents and agreements.

    Section 7.4 ADDITIONAL CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the Merger and the other transactions contemplated hereby are also subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in writing by the Company, in whole or in part, to the extent permitted by applicable law:

    (a) each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (except to the extent that the breach thereof shall not constitute a Parent Material Adverse Effect) as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and the Company shall have received a certificate of the President or the Chief Financial Officer of each of Parent and Merger Sub, dated the Closing Date, to such effect;

    (b) Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and the Company shall have received a certificate of the President or the Chief Financial Officer of each of Parent and Merger Sub, dated the Closing Date, to that effect;

    (c) Since the date of this Agreement, there shall not have occurred a Parent Material Adverse Effect;

    (d) Jackson Walker L.L.P. shall have delivered to the Company its written opinion (which may be based upon certain representations of management of the Company and Parent and others and upon certain assumptions) as of the date that the Proxy Statement is first mailed to the Company's shareholders substantially to the effect that (i) the Merger will constitute a reorganization within the meaning of section 368(a) of the Code, (ii) Parent, Merger Sub and the Company will each be a party to that reorganization within the meaning of section
368(b) of the Code, and (iii) no gain or loss for U.S. federal income tax purposes will be recognized by the holders of Company Common Stock upon receipt of shares of Parent Common Stock in the Merger, except with respect to any cash received in lieu of a fractional share interest in Parent Common Stock, and such opinion shall not have been withdrawn or modified in any material respect;

    (e) The bylaws of Parent shall have been amended, effective as of the Effective Time, in compliance with Section 6.1 of this Agreement; and

    (f) The Company shall have obtained the consent or approval of each person set forth in SECTION 3.3 OF THE COMPANY DISCLOSURE SCHEDULE.

                                 ARTICLE VIII.
                                  TERMINATION

    Section 8.1 TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after approval of this Agreement by the Company's or Parent's stockholders:

    (a) by mutual written consent duly authorized by the Boards of Directors of the Company and Parent;

    (b) by Parent:

        (i) upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 7.3(a) or
    Section 7.3(b) of this Agreement, as the case may be, would be incapable of being satisfied by November 30, 2000 (the "OUTSIDE DATE"); PROVIDED, HOWEVER, that in any case a willful material breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this
    Section 8.1(b);

        (ii) if, prior to the Effective Time, the Board of Directors of Parent (or any committee thereof) shall have withdrawn, or modified or changed in a manner adverse to the Company, its approval or recommendation of the issuance of shares of Parent Common Stock pursuant to the Merger in order to approve and permit Parent to execute a definitive agreement providing for a Superior Proposal; provided that (A) at least 5 business days prior to terminating this Agreement pursuant to this Section 8.1(b)(ii) Parent has provided the Company with written notice advising the Company that the Board of Directors of Parent has received a Superior Proposal that it intends to accept, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal,
    (B) Parent shall have caused its financial and legal advisors to negotiate in good faith with the Company to make such adjustments in the terms and conditions of this Agreement as would enable Parent to proceed with the transactions contemplated herein on such adjusted terms, (C) simultaneously with any termination of this Agreement pursuant to Section 8.1(b)(ii), Parent shall pay to the Company the Termination Fee (as defined in Section 8.3(c)) and (D) Parent may not terminate this Agreement pursuant to this
    Section 8.1(b)(ii) if Parent is in material breach of this Agreement; or

        (iii) if the Company Deliveries or financial statements to be delivered to Parent pursuant to Section 3.5 above are not reasonably satisfactory to Parent, and Parent is unable to reach agreement with the Company as to any requested changes, additions or modifications within fifteen days following the expiration of the five-day period set forth in Section 6.16 or Section
    3.5 above, respectively.

    (c) by the Company:

        (i) upon a material breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 7.4(a) or Section 7.4(b) of this Agreement, as the case may be, would be incapable of being satisfied by the Outside Date; PROVIDED, HOWEVER, that in any case, a willful breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this Section 8.1(c);

        (ii) if, prior to the Effective Time, the Board of Directors of the Company (or any committee thereof) shall have withdrawn, or modified or changed in a manner adverse to Parent, its approval or recommendation of the Merger in order to approve and permit the Company to execute a definitive agreement providing for a Superior Proposal; provided that (A) at least 5 business days prior to terminating this Agreement pursuant to this Section 8.1(c)(ii) the Company has provided Parent with written notice advising Parent that the Board of Directors of the Company has received a Superior Proposal that it intends to accept, specifying the material terms and conditions of such Superior Proposal and identifying the person making such Superior Proposal, (B) the Company shall have caused its financial and legal advisors to negotiate in good faith with Parent to make such adjustments in the terms and conditions of this Agreement as would enable Parent to proceed with the transactions contemplated herein on such adjusted terms;
    (C) simultaneously with any termination of this Agreement pursuant to this
    Section 8.1(c)(ii), the Company shall pay to Parent the Termination Fee (as defined in Section 8.3(c)) and (D) the Company may not terminate this Agreement pursuant to this Section 8.1(c)(ii) if the Company is in material breach of this Agreement; or

        (iii) if the Parent Deliveries are not reasonably satisfactory to the Company, and the Company is unable to reach agreement with Parent as to any requested changes, additions or modifications within fifteen days following the expiration of the five-day period set forth in Section 6.16 above.

    (d) by either Parent or the Company if the Merger shall not have been consummated on or before the Outside Date; or

    (e) by Parent if the issuance of Parent Common Stock in connection with the Merger or the increase in the number of authorized shares of Parent Common Stock shall fail to receive the requisite vote for approval by the stockholders of Parent at Parent's stockholders' meeting referred to in Section 6.4.

    The right of any party hereto to terminate this Agreement pursuant to this
Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto or any of their respective officers, directors, representatives or agents, whether prior to or after the execution of this Agreement.

    Section 8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 8.1 hereof, this Agreement, except as provided in Sections 8.3 and 10.14, shall forthwith become null and void and have no effect, without any liability on the part of any party or its directors, officers or stockholders except as set forth in Sections 8.3 and 10.14.

    Section 8.3  FEES AND EXPENSES.

    (a) Subject to Section 8.3(c), all Expenses (as defined in paragraph (b) of this Section 8.3) incurred by the parties hereto shall be (i) borne solely and entirely by the party which has incurred such Expenses; PROVIDED, HOWEVER, that
(i) the allocable share of Parent and Merger Sub as a group and the Company for all Expenses related to printing and mailing the Proxy Statement shall be three-fourths by Parent and one-fourth by the Company; (ii) that Parent may, at its option, pay any Expenses of the Company, and (iii) Parent shall pay all SEC filing fees.

    (b) "EXPENSES" as used in this Agreement shall include all out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of stockholder approvals and all other matters related to the consummation of the transactions contemplated hereby.

    (c) If Parent shall terminate this Agreement pursuant to Section
8.1(b)(ii) or the Company shall terminate the Agreement pursuant to Section 8.1(c)(ii), the party terminating this Agreement shall pay to the other party (not later than five business days after such termination of this Agreement) an amount equal to the reasonable Expenses of such other party (the "TERMINATION FEE").

    (d) Parent and the Company agree that the agreements contained in Section 8.3(c) are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty. If one party fails to promptly pay to the other any amounts due under such Section 8.3(c), the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on any unpaid amounts at the publicly announced prime or base rate of THE WALL STREET JOURNAL--SOUTHWEST EDITION from the date such amount was required to be paid.

                                  ARTICLE IX.
                                INDEMNIFICATION

    Section 9.1 INDEMNIFICATION BY SHAREHOLDERS. Subject to the terms and conditions of this Article, Shareholders jointly and severally agree to indemnify, defend and hold Purchaser and Merger Sub and their respective directors, officers, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, attorneys' fees and expenses (collectively, "DAMAGES"), asserted against or incurred by such indemnitees by reason of or resulting from a breach of any representation, warranty or covenant of the Company or Shareholders contained herein, in any exhibit, schedule, certificate or financial statement delivered hereunder, or in any agreement executed in connection with the transactions contemplated hereby; provided, however, that (i) no claim shall be made for indemnification under this Article IX until, and such claims may be made only to the extent that, the dollar amount of all such Damages exceed $75,000, individually or in the aggregate (the "BASKET"); (ii) indemnification for breaches of representations and warranties contained in Article IV of this Agreement or any covenant made by a Shareholder shall be solely from the Shareholder breaching such Article IV or such covenant; and (iii) the liability of the Shareholders for Damages shall not exceed $3.7 million in the aggregate, except in the case of fraud.

    Section 9.2 CONDITIONS OF INDEMNIFICATION. The obligations and liabilities of Shareholders (the "INDEMNIFYING PARTY") to Parent or Merger Sub (the "PARTY TO BE INDEMNIFIED") under Section 9.1 with respect to claims resulting from the assertion of liability by third parties ("THIRD PARTY CLAIMS") shall be subject to the following terms and conditions:

    (a) Within 20 days (or such earlier time as might be required to avoid prejudicing the indemnifying party's position) after receipt of notice of commencement of any action evidenced by service of process or other legal pleading, the party to be indemnified shall give the indemnifying party written notice thereof together with a copy of such claim, process or other legal pleading, and the indemnifying party shall have the right to undertake the defense thereof by representatives of its own choosing and at its own expense; provided that the party to be indemnified may participate in the defense with counsel of its own choice, the fees and expenses of which counsel shall be paid by the party to be indemnified unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense of such action or (iii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the party to be indemnified and the party to be indemnified has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party (in which case, if the party to be indemnified informs the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of the party to be indemnified, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the party to be indemnified, which firm shall be designated in writing by the party to be indemnified).

    (b) In the event that the indemnifying party, by the 30th day after receipt of notice of any such claim (or, if earlier, by the 10th day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such claim), does not elect to defend against such claim, the party to be indemnified will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party and at the indemnifying party's expense, subject to the right of the indemnifying party to assume the defense of such claims at any time prior to settlement, compromise or final determination thereof.

    (c) Notwithstanding the foregoing, the indemnifying party shall not settle any claim without the consent of the party to be indemnified unless such settlement involves only the payment of money and the claimant provides to the party to be indemnified a release from all liability in respect of such claim. If the settlement of the claim involves more than the payment of money, the indemnifying party shall not settle the claim without the prior consent of the party to be indemnified.

    (d) The party to be indemnified and the indemnifying party will each cooperate with all reasonable requests of the other.

                                   ARTICLE X.
                                 MISCELLANEOUS

    Section 10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION. The representations and warranties of the Company and the Shareholders contained herein shall survive the Closing until the earlier of:
(i) March 1, 2002; or (ii) thirty (30) days following the date of delivery to the entire Board of Directors of Parent of a consolidated audited statement of operations, stockholders' equity and cash flow of Parent for fiscal year 2001, ending December 31, 2001 (the "INDEMNIFICATION PERIOD"). The indemnification obligations of the Shareholders under Section 9.1 above shall survive the Closing until the expiration of the Indemnification Period; provided, however, that if prior to the expiration of the Indemnification Period the indemnifying party shall have been notified of a claim for indemnity under Section 9.1 and such claim shall not have been finally resolved or disposed of at the end of the Indemnification Period, then the Indemnification Period shall be extended, for such claim only, until such time as such claim is finally resolved or disposed of. The representations and warranties of the Purchaser and Merger Sub contained herein shall not survive beyond the Effective Time. This Section 10.1 shall not limit any covenant or agreement of the parties hereto which by its terms requires performance after the Effective Time.

    Section 10.2 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; PROVIDED, HOWEVER, that after approval of this Agreement by the stockholders of the Company or Parent, (i) no amendment, which under applicable law may not be made without the approval of the shareholders of the Company, may be made without such approval, and (ii) no amendment, which under the applicable rules of the AMEX or applicable law, may not be made without the approval of the stockholders of Parent, may be made without such approval. This Agreement may not be amended except by an instrument in writing signed by all parties hereto.

    Section 10.3 WAIVER. At any time prior to the Effective Time, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. For purposes of this Section 10.3, Parent and Merger Sub shall be deemed to be one party.

    Section 10.4 ENTIRE AGREEMENT. This Agreement (together with the Exhibits, the Company Disclosure Statement and Parent Disclosure Statement) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

    Section 10.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be given by personal delivery, mailed by registered or certified mail (postage prepaid, return receipt requested), sent by a nationally recognized overnight courier service or sent by electronic submission to the parties at the following addresses (or at such other address for a party as is specified by like change of address):

                                          IF TO PARENT OR MERGER SUB:
                                          Intellicall Inc.
                                          2155 Chenault, Suite 410
                                          Carrollton, TX 75006-5023
                                          Telecopy: 972-416-9454
                                          Attention: John McDonald

                                          WITH A COPY TO:
                                          Richard F. Dahlson, Esq.
                                          Jackson Walker L.L.P.
                                          901 Main Street, Suite 6000
                                          Dallas, TX 75202
                                          Telecopy: 214-953-6187
                                          IF TO THE COMPANY:
                                          Wireless WebConnect!, Inc.
                                          620 Lakeview Drive
                                          Clearwater, Florida 33756
                                          Attention: G. T. Finn
                                          WITH A COPY TO:
                                          Steven L. Hayes, Esq.
                                          1015 Oneonta Drive
                                          Los Angeles, California 90065
                                          Telecopy: 323-255-7412
                                          IF TO THE SHAREHOLDERS:
                                          to the addresses set forth opposite
                                          each Shareholder on EXHIBIT A

Notice shall be deemed received (a) on the business day following the date on which it is deposited with a nationally recognized and reputable overnight courier service, (b) on the date on which it is delivered personally, (c) when sent by facsimile with confirmation of receipt received by sender, or (d) on the third business day following the date on which it is deposited in the U. S. mail.

    Section 10.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

    Section 10.7 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    Section 10.8 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

    Section 10.9 COUNTERPARTS. This Agreement may be executed in counterparts, by original or facsimile signatures, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Section 10.10 CERTAIN DEFINITIONS. For the purposes of this Agreement, the term:

        (a) "AFFILIATE" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

        (b) "BUSINESS DAY" means any day other than a day on which banks in the State of Texas are authorized or obligated to close;

        (c) "KNOWLEDGE" or "KNOWN" shall mean, with respect to any matter in question, if an executive officer of the Company or Parent, as the case may be, has actual knowledge of such matter or should have had knowledge with the exercise of due diligence;

        (d) "PERSON" means an individual, corporation, partnership, association, trust, unincorporated organization or other entity; and

        (e) "SUBSIDIARY" or "SUBSIDIARIES" of the Company, Parent, the Surviving Corporation or any other person, means any corporation, partnership, joint venture or other legal entity of which the Company, Parent, the Surviving Corporation or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity. References herein to the shares of capital stock of any subsidiary not organized as a corporation shall be deemed to relate to the equity interests in such subsidiary, however denominated.

    When used in this Agreement, the plural includes the singular, and vice versa, a neuter pronoun includes the masculine and feminine, and, whether expressly stated or not, the term "including" means including without limitation.

    Section 10.11 BINDING EFFECT, ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors. This Agreement may not be assigned by any party hereto.

    Section 10.12 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

    Section 10.13 SPECIFIC PERFORMANCE. The parties hereby acknowledge and agree that the failure of any party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder.

    Section 10.14 LEGAL FEES; COSTS. If any party hereto institutes any action or proceeding, whether before a court or arbitrator, prior to the Effective Date, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

    Section 10.15 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

    Section 10.16 SHAREHOLDER RELEASES; CONSENT. Effective as of the Effective Date, each Shareholder (i) hereby irrevocably waives, releases, and discharges the Company and each affiliate of the Company and its subsidiaries from any and all liabilities and obligations to such Shareholder of any kind or nature whatsoever, whether as a stockholder, officer, director or employee of the Company, any of its subsidiaries or otherwise, existing as of the Effective Time (except for those set forth in continuing employment agreements, salary and benefits, and other ordinary course of business items such as expense reimbursements) including without limitation liabilities or obligations relating to rights of contribution or indemnification, in each case whether absolute or contingent, liquidated or unliquidated, and whether arising at law or in equity, and each Shareholder hereby agrees that he will not seek to recover any amounts in connection therewith or thereunder from the Company, or any of its subsidiaries, and (ii) hereby agrees that any and all agreements to which such Shareholder is a party and which relate to Shareholder's ownership or voting of Company Common Stock or options to acquire Company Common Stock (other than this Agreement) or the right to designate directors are terminated and of no further force or effect. By executing and delivering this Agreement the Sellers irrevocably consent pursuant to Section 394 of the FBCA to this Agreement, the Merger, and all of the transactions contemplated by this Agreement, such consent to have the same effect as a vote by the Shareholders at a meeting duly called and held for the purpose of acting on proposals to approve this Agreement, the Merger, and the other transactions contemplated by this Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by one of its officers thereunto duly authorized, effective as of the day and year first above written.

                                                       INTELLICALL, INC.

                                                       By:              /s/ JOHN MCDONALD
                                                            -----------------------------------------
                                                                       Name: John McDonald
                                                               Title: PRESIDENT AND CHIEF EXECUTIVE
                                                                             OFFICER

                                                       WWC ACQUISITION, INC.

                                                       By:              /s/ JOHN MCDONALD
                                                            -----------------------------------------
                                                                       Name: John McDonald
                                                                         Title: PRESIDENT

                                                       WIRELESS WEBCONNECT!, INC.

                                                       By:                /s/ G.T. FINN
                                                            -----------------------------------------
                                                                         Name: G.T. Finn
                                                                         Title: PRESIDENT

                                                                          /S/ G.T. FINN
                                                            -----------------------------------------
                                                                            G.T. Finn

                                                                       /s/ MICHAEL CAMPBELL
                                                            -----------------------------------------
                                                                         Michael Campbell

                                                                          /s/ NEIL BYRNE
                                                            -----------------------------------------
                                                                            Neil Byrne

                                                                        /s/ PHILIP JEPSEN
                                                            -----------------------------------------
                                                                          Philip Jepsen

                                                                         /s/ RAYLNN FINN
                                                            -----------------------------------------
                                                                           Raylnn Finn

                                                                        /s/ MARY CAMPBELL
                                                            -----------------------------------------
                                                                          Mary Campbell

                                               EXHIBIT A TO THE MERGER AGREEMENT

                                                                                    SHARES OF PARENT
NAME OF                                                      SHARES OF COMPANY     COMMON STOCK TO BE
SHAREHOLDER                              ADDRESS             COMMON STOCK OWNED   ISSUED IN THE MERGER
-----------                    ---------------------------   ------------------   --------------------
G. T. Finn...................  1733 Laurie Lane                     3,100               5,092,190
                               Belleair, FL 33756

Michael Campbell.............  1238 S. Missouri Ave., #116          2,100               3,449,548
                               Clearwater, FL 33756

Neil Byrne...................  2635 Fillmore Street, #202           2,100               3,449,548
                               San Francisco, CA 94115

Philip Jepsen................  1121 Haley Lane                        700               1,149,850
                               Dunedin, FL 34698-6121

Ralynn Finn..................  1733 Laurie Lane                     1,000               1,642,642
                               Belleair, FL 33756

Mary Campbell................  1238 S. Missouri Ave., #116          1,000               1,642,642
                               Clearwater, FL 33756
                                                                   ------              ----------

                               TOTAL......................         10,000              16,426,420
                                                                   ======              ==========

                                               EXHIBIT B TO THE MERGER AGREEMENT

                             STOCK ESCROW AGREEMENT

    This Stock Escrow Agreement (this "Agreement") is made and entered into as of the 29th day of August, 2000, by and among the persons listed on SCHEDULE I attached hereto (each, a "Shareholder" and collectively, the "Shareholders"), Intellicall, Inc., a Delaware corporation ("Parent") and Jackson Walker L.L.P. ("Escrow Agent"). Terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Agreement and Plan of Merger (as hereinafter defined).

    WHEREAS, the Shareholders, WWC Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Parent ("Merger Sub"), Parent and Wireless WebConnect!, Inc., a Florida corporation ("WWC"), have entered into that certain Agreement and Plan of Merger, of even date herewith (the "Agreement and Plan of Merger"), pursuant to which, among other things, Merger Sub merged with and into WWC; and

    WHEREAS, pursuant to the Agreement and Plan of Merger, the Parent and Shareholders have agreed that in the aggregate 1,642,642 of the shares (10%) of Parent Common Stock delivered to the Shareholders under the Agreement and Plan of Merger (the "Escrowed Shares") shall be deposited hereunder;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. APPOINTMENT OF ESCROW AGENT. Parent and the Shareholders hereby designate Jackson Walker L.L.P., as Escrow Agent, and Escrow Agent accepts such appointment for the purposes hereinafter set forth.

    2. DEPOSIT INTO ESCROW. Concurrently with the Closing, Parent shall deliver to Escrow Agent the Escrowed Shares, which Escrowed Shares shall be treated for all purposes as issued and outstanding capital stock of Parent. The Escrowed Shares shall be allocated among the Shareholders as provided in
SCHEDULE I. The Escrowed Shares shall be distributed by Escrow Agent only in accordance with Section 5 below.

    3.  DUTIES OF ESCROW AGENT.

    (a) The duties of Escrow Agent hereunder shall be limited to the safekeeping of the Escrowed Shares and to the transfer and distribution of the same in accordance with the provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent shall be protected in acting in accordance with the provisions of this Agreement upon any written notice, request, waiver, consent, receipt, certificate or other document furnished to it, as to its validity, the effectiveness of its provisions, the identity or authority of the person executing or depositing the same, the truth and acceptability of any information therein contained, which Escrow Agent in good faith believes to be genuine. Escrow Agent will not be liable for any error of judgment, or any act or step taken or omitted by it in good faith, or for any mistake of fact or law or for anything it might do or refrain from doing in connection herewith, except to the extent such action shall be proved to constitute gross negligence or willful misconduct on the part of Escrow Agent. Escrow Agent shall have no duties except those that are expressly stated herein, and it shall not be bound by any notice of any claim, or demand with respect thereto, or any waiver, modification, amendment or termination of this Agreement until written notice of the same shall have been received by it and approved by it.

    (b) Escrow Agent shall have no responsibility or obligation of any kind in connection with this Agreement or the Escrowed Shares except as set forth herein and shall not be required to deliver the

Escrowed Shares or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold and deliver the Escrowed Shares as herein provided.

    4.  APPOINTMENT OF REPRESENTATIVE.  The Shareholders hereby appoint
G.T. Finn as their agent and representative for the purposes set forth herein ("Representative"), and Representative hereby accepts such appointment. Any and all determinations with respect to Claims (as defined below) made by Representative on behalf of the Shareholders shall be made in accordance with the instructions received from the holders of a majority-in-interest of the Escrowed Shares, on a Claim-by-Claim basis. Any and all costs incurred by the Shareholders in contesting any Claim made by Parent shall be borne pro rata by all Shareholders (except for a Claim under Article IV of the Agreement and Plan of Merger which shall be borne by the Shareholder allegedly responsible for such Claim).

    5.  DISTRIBUTIONS.

    (a) In the event that Parent has any claim for Damages under the Agreement and Plan of Merger (each, a "Claim", and collectively, the "Claims"), Parent shall deliver written notice to Escrow Agent and the Shareholders, duly executed by Parent, which shall (i) state the basis of the indemnification claim and
(ii) state the amount of the indemnification claimed. The liability of Shareholders for Claims shall be subject to the Basket. The procedure for Third Party Claims shall be handled as provided in Section 9.2 of the Agreement and Plan of Merger and subsection (e) below, with all other Claims being handled as provided in subsections (b), (c) and (d) below. Escrow Agent shall deliver to Parent the number of Escrowed Shares as determined in accordance with subsection (g) below, together with stock powers, executed in blank, upon a Claim becoming a "Final Claim" as defined under subsections (b), (c), (d) or (e) below.

    (b) If the Shareholders do not dispute a Claim, Representative shall deliver to Escrow Agent a written notice to that effect. Upon receipt by Escrow Agent of such notice, the Claim shall be considered to be a "Final Claim" for purposes of subsection (a) above. If no notice is received by Escrow Agent from Representative by the fifteenth day after the date of Parent's original notice, the Claim shall be considered to be a "Final Claim" for purposes of subsection (a) above.

    (c) If the Shareholders dispute all or a portion of a Claim, Representative shall deliver to Escrow Agent a written notice to that effect within fifteen days after the date of Parent's original notice and Parent and the Shareholders shall attempt to reach an agreement with respect to the Claim for a period of thirty (30) days after the date of Parent's original notice. In the event Parent and the Shareholders reach an agreement on a Claim, Parent and Representative shall deliver to Escrow Agent a joint written notice to that effect, which contains the information required under subsection (a) above. Upon receipt by Escrow Agent of such notice, the Claim (as described in the joint written notice) shall be considered to be a "Final Claim" for purposes of subsection (a) above.

    (d) In the event the Shareholders dispute all or a portion of a Claim and Parent and the Shareholders are unable to reach an agreement regarding the Claim within 30 days after the date of the original notice from Parent, the Claim will be submitted to binding arbitration in Dallas, Texas (or such other venue as agreed to by Parent and Representative), pursuant to the Commercial Rules of the American Arbitration Association. In the event that Parent and the Shareholders resolve a Claim after arbitration is commenced but prior to the issuance of the final arbitration decision, Parent and Representative shall deliver to Escrow Agent a joint written notice to that effect, which contains the information required under subsection (a) above. Upon receipt by Escrow Agent of such notice from Parent and Representative or receipt by Escrow Agent of a written arbitration decision which instructs Escrow Agent to pay a Claim to Parent and contains the information required under subsection (a) above, the Claim (as described in the joint written notice or arbitrator's decision) shall be considered to be a "Final Claim" for purposes of subsection (a) above.

    (e) Upon resolution of a Third Party Claim by: (i) mutual agreement of Parent and the applicable Shareholders, Parent and Representative shall give written notice to Escrow Agent of the terms of such agreement; or
(ii) determination of a Court of competent jurisdiction, Parent shall deliver to Escrow Agent the written judgment of such Court. Upon the occurrence of either event described in the preceding sentence, the Claim shall be considered a "Final Claim" for purposes of subsection (a) above.

    (f) The Escrowed Shares shall be held in escrow hereunder by Escrow Agent for the Indemnification Period, subject to the remainder of this subsection (f). Upon the expiration of the Indemnification Period, Escrow Agent shall deliver to Representative all Escrowed Shares then being held in escrow hereunder. Representative shall then, in turn, deliver the same to the Shareholders in accordance with their allocation percentages set forth on
SCHEDULE I, except that such allocation shall be adjusted for Final Claims that were satisfied against one or more Shareholders in a manner other than on a pro rata basis (as in the case of a Final Claim against a single Shareholder under Article IV of the Agreement and Plan of Merger). Notwithstanding the foregoing, an amount of Escrow Shares sufficient to secure a Claim made by Parent prior to the expiration of the Indemnification Period that has not become a Final Claim shall continue to be held by the Escrow Agent under the terms of this Agreement until receipt of a written notice or arbitrator's decision in accordance with subsections (b), (c), (d) or (e) above, at which time such retained Escrowed Shares shall either be distributed to Parent in accordance with such written notice or decision or shall be delivered to the Shareholders.

    (g) For purposes of determining the number of Escrowed Shares to be delivered to Parent by Escrow Agent pursuant to subsections (b)-(e) above, Escrow Agent shall divide the amount of the Final Claim by the Share Price (as defined below) (as adjusted from time to time under Section 6(e) below). The result shall be the number of Escrowed Shares to be delivered to Parent. As used herein, the term "Share Price" shall mean the price at which the Parent Common Stock was issued under the Agreement and Plan of Merger, which was $0.75 per share.

    6.  ADDITIONAL RIGHTS AND OBLIGATIONS.

    (a) The Escrowed Shares shall be registered in the name of the Escrow Agent. Subject to the provisions of subsection (b) below, all stock dividends or stock splits with respect to the Escrowed Shares shall be paid directly to the Escrow Agent and shall be deemed to be Escrowed Shares.

    (b) If the outstanding shares of Parent Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other shares of Parent or of another corporation, whether through reorganization, stock split-up, combination of shares, sale of assets, merger or consolidation, whether or not Parent is the surviving corporation, then Parent shall be obligated to substitute for the Escrowed Shares the number and kind of shares of stock or other securities into which each outstanding share of Parent Common Stock shall be so changed. In such event, such additional or substituted securities shall be deemed "Escrowed Shares" as such term is used in this Agreement.

    (c) With respect to any Escrowed Shares held pursuant to this
Agreement: (i) the Shareholders shall be entitled to exercise the voting power with respect to the Escrowed Shares with respect to their proportionate share; and (ii) all dividends paid on such shares will be paid to the Shareholders in their proportionate amount.

    (d) During the Escrow Period, the Shareholders shall be not entitled to sell any of the Escrowed Shares.

    (e) In the event a contingency described in subsections (a) or (b) occurs, the Share Price shall be appropriately adjusted in a manner as agreed by the Parent and the Shareholders within 30 days of such event. In the event the Parent and the Shareholders are unable to reach an agreement within

30 days, the Share Price adjustment will be submitted to binding arbitration in a manner described in Section 5(d) above.

    7. INDEMNIFICATION. Parent and each Shareholder, jointly and severally, hereby agrees to indemnify and defend Escrow Agent against and hold Escrow Agent harmless from, any costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities of any kind or nature that may be suffered or incurred by Escrow Agent as a result of, in connection with or hereby arising out of the acts or omissions of Escrow Agent in the performance of, or pursuant to, this Agreement. If any controversy arises between the parties or with any other person with respect to the subject matter of this Agreement, Escrow Agent shall not be required to determine the same or to take any action thereupon, but may await the settlement or disposition of any such controversy. In such event, Escrow Agent shall not be liable for interest or damages, except to the extent such action shall be proved to constitute gross negligence or willful misconduct on the part of Escrow Agent.

    8. RIGHT OF INTERPLEADER. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Agreement or the Escrowed Shares, or should a substitute escrow agent fail to be designated as provided in Section 12 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Escrowed Shares until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. The parties hereto: (i) acknowledge that Escrow Agent serves as legal counsel to Parent; and
(ii) agree that Escrow Agent shall not be precluded from serving as legal counsel to Parent in any dispute between any of the parties hereto, and the parties hereto waive any conflicts that Escrow Agent may have as a result of this Agreement.

    9. NOTICES. All notices given by any party to any other party under this Agreement shall be in writing and shall either be delivered by facsimile or overnight courier, mailed postage prepaid by registered or certified mail with return receipt requested, or delivered in person to the intended addressee. For purposes of such notice, the addresses of the party shall be as set forth in the Agreement and Plan of Merger, and shall be deemed given as provided in the Agreement and Plan of Merger. The address of Escrow Agent is 901 Main Street, Suite 6000, Dallas, Texas 75202.

    10. GOVERNING LAW. This Agreement and the obligations of the parties hereunder shall be governed and construed in accordance with the laws of the State of Delaware.

    11. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. This Agreement may be amended, extended or changed only by appropriate written instrument or by instruments duly executed by each party to this Agreement.

    12. SUCCESSORS AND ASSIGNS. This Agreement and all of the terms, provisions and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Escrow Agent may resign at any time by giving Parent and the Shareholders thirty (30) days prior written notice. In the event of such resignation, Parent and the Shareholders shall agree within fifteen (15) days of such notice upon a successor escrow agent, and failing such agreement, the successor escrow agent shall be any additional banking association selected by Parent with deposits in excess of $100,000,000.00. In the event a successor escrow agent is not appointed by the end of such 30-day period, Escrow Agent may petition a court of competent jurisdiction for the appointment of a successor escrow agent, and Escrow Agent shall retain the Escrowed Shares until such appointment.

    13. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                                       INTELLICALL, INC.

                                                       By:          /s/ JOHN J. MCDONALD, JR.
                                                            -----------------------------------------
                                                                      John J. McDonald, Jr.
                                                                     CHIEF EXECUTIVE OFFICER

                                                                        /s/ G.T. FINN
                                                        ---------------------------------------------
                                                                          G.T. Finn

                                                                    /s/ MICHAEL CAMPBELL
                                                        ---------------------------------------------
                                                                      Michael Campbell

                                                                       /s/ NEIL BYRNE
                                                        ---------------------------------------------
                                                                         Neil Byrne

                                                                      /s/ PHILIP JEPSEN
                                                        ---------------------------------------------
                                                                        Philip Jepsen

                                                                       /s/ RALYNN FINN
                                                        ---------------------------------------------
                                                                         Ralynn Finn

                                                                      /s/ MARY CAMPBELL
                                                        ---------------------------------------------
                                                                        Mary Campbell

                                                       ESCROW AGENT:

                                                       JACKSON WALKER L.L.P.

                                                       By:            /s/ RICHARD F. DAHLSON
                                                            -----------------------------------------
                                                                   Richard F. Dahlson, PARTNER

                       SCHEDULE I TO THE MERGER AGREEMENT

                                                                   TAXPAYER             NUMBER OF
NAME AND ADDRESS OF SHAREHOLDER                              IDENTIFICATION NUMBER   ESCROWED SHARES
-------------------------------                              ---------------------   ---------------
G.T. Finn .................................................    ###-##-####               509,219
  1733 Laurie Lane
  Belleair, FL 33756

Michael Campbell ..........................................    ###-##-####               344,955
  1238 S. Missouri Ave., #116
  Clearwater, FL 33756

Neil Byrne ................................................    ###-##-####               344,955
  2635 Fillmore Street, #202
  San Francisco, CA 94115

Philip Jepsen .............................................    ###-##-####               114,985
  1121 Haley Lane
  Dunedin, FL 34698-6121

Ralynn Finn ...............................................    ###-##-####               164,264
  1733 Laurie Lane
  Belleair, FL 33756

Mary Campbell .............................................    ###-##-####               164,264
  1238 S. Missouri Ave., #116
  Clearwater, FL 33756

                                               EXHIBIT C TO THE MERGER AGREEMENT

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY'S COUNSEL THAT THIS PROMISSORY NOTE MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                           WIRELESS WEBCONNECT!, INC.
                                PROMISSORY NOTE

    $1,500,000                                                   August 29, 2000

    FOR VALUE RECEIVED, the undersigned, Wireless WebConnect!, Inc., a Florida corporation ("Maker"), hereby promises to pay to the order of Intellicall, Inc., a Delaware corporation, or its successors or assigns ("Payee"), the lower of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) or the unpaid principal balance of the Drawdowns (as defined below), together with interest thereon which shall accrue at a rate equal to eight percent (8%) per annum. All payments on this Note (this "Note") shall be due and payable in lawful money of the United States of America.

    This Note is being made in connection with that certain Agreement and Plan of Merger, of even date herewith, by and among Maker, Payee and a wholly-owned subsidiary of Payee (the "Merger Agreement").

    1. DRAWDOWNS. Upon delivery of the Company Deliveries (as defined in the Merger Agreement), Payee shall advance to Maker under this Note the principal amount of $100,000 (the "Initial Drawdown"). Upon mutual agreement and satisfaction of Maker and Payee as to the items being delivered by Make and Payee to each other described in Sections 8.1 subpart (b)(iii) and (e)(iii) of the Merger Agreement, Payee shall advance to Maker under this Note the principal amount of $150,000 (the "Second Drawdown"). After the advance of the Second Drawdown and upon the submission by Maker to Payee of a written description of the use of an Additional Drawdown (as defined below), Payee shall advance to Maker under this Note the principal amount of $250,000 (each such advance an "Additional Drawdown" and together the "Additional Drawdowns") until the remaining principal amount of $1,250,000 has been advanced in full. Notwithstanding anything to the contrary contained in this Note, Payee shall not advance any Additional Drawdowns if, in Payee's sole discretion, the negotiation of the Merger Agreement has terminated prior to its execution or the executed Merger Agreement is terminated pursuant to its terms. The Initial Drawdown, Second Drawdown and each Additional Drawdown are sometimes referred to herein as the "Drawdowns".

    2. PRINCIPAL AND INTEREST PAYMENTS. The principal of this Note, together with all accrued but unpaid interest hereon, shall be due and payable on August 29, 2001; provided, however, the principal of this Note, together with all accrued but unpaid interest hereon, shall be immediately due and payable upon the closing by Maker of any capital financing transaction (debt or equity); and Maker shall give Payee immediate written notice of such event.

    3. PREPAYMENTS. At the option of Payee, the unpaid principal balance of this Note shall be prepaid in whole together with all accrued but unpaid interest only upon the occurrence of a Triggering Event (as defined below). Maker agrees to provide Payee written notice of a Triggering Event at least thirty (30) days prior to the Triggering Event. A "Triggering Event" shall mean:
(i) the consolidation or
merger of Maker (other than pursuant to the Merger Agreement) with or into another corporation or business entity pursuant to which immediately following such merger or consolidation, Maker's securityholders fail to hold a least a majority of the voting equity of the surviving entity; or (ii) the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of Maker, except to a majority-owned subsidiary of Maker.

    4. METHOD OF PAYMENT. All payments made under this Note, whether of principal or interest, shall be made by Maker to Payee on the date specified or provided herein and shall be delivered by means of certified or cashiers' check or wire transfer or immediately available funds to an account specified by the holder hereof. Whenever payment hereunder shall be due on a day which is not a Business Day (as hereinafter defined), the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. "Business Day" means every day which is not a Saturday, Sunday or legal holiday.

    5. SECURITY. This Note is secured by a security interest in certain assets of Maker, as granted by that certain Security Agreement, of even date herewith, by and between Maker and Payee (the "Security Agreement").

    6. EVENTS OF DEFAULT. The following shall constitute events of default ("Event of Default") hereunder;

    (a) failure of Maker to make any payment on this Note as and when the same becomes due and payable in accordance with the terms hereof and the continuance of such failure for a period of five (5) days after written notice specifying such default has been delivered to Maker by Payee;

    (b) failure of Maker to perform any other covenant contained herein, if the same has continued for thirty (30) days after written notice specifying such default has been delivered to Maker by Payee;

    (c) if Maker makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of it or of any substantial part of its assets, or if Maker commences any proceeding or case relating to it under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or takes any action to authorize any of the foregoing; or

    (d) if any petition or application of the type described in subparagraph (c) immediately above is filed or if any such proceeding or case described in subparagraph (c) is commenced against Maker and is not dismissed within sixty
(60) days, or if Maker indicates its approval thereof, consents thereto or acquiesces therein, or if an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating Maker bankrupt or insolvent, or approving a petition in any such proceeding, or if a decree or order for relief is entered in respect of Maker in an involuntary case under the Bankruptcy Code or any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction.

    In the event any one or more of the Events of Default specified above occurs and is continuing, the holder of this Note may (i) enforce its rights, if any, under the Security Agreement, (ii) accelerate the maturity of this Note with notice to Maker at which time all such amounts shall be immediately due and payable, (iii) proceed to protect and enforce its rights either by suit in equity or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note or in the Security Agreement or in aid of the exercise of any power or right granted by this Note or the Security Agreement, and/or (iv) enforce any other legal or equitable right of the holder of this Note or in the Security Agreement.

    7. DELAY OR OMISSION NOT WAIVER. No delay or omission on the part of the holder of this Note in the exercise of any power, remedy or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

    8. WAIVER. Any term, covenant, agreement or condition of this Note may, with the written consent of Maker and Payee, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), altered, modified or amended.

    9. ATTORNEYS' FEES AND COSTS. In the event an Event of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and court costs incurred by the holder hereof on account of such collection, whether or not suit is filed.

    10. SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Note made by Maker and Payee (by virtue of its acceptance of this Note) shall bind its successors and assigns, whether so expressed or not.

    11. MAXIMUM LAWFUL RATE. It is the intent of the Maker and holder of this Note to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Note exceed the highest lawful interest rate permitted under applicable law. If the holder of this Note shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the highest lawful interest rate permitted under applicable law, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on this Note in the inverse order of its maturity and not to the payment of interest, or refunded to Maker or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note so that the amount of interest on account of such obligation does not exceed the maximum permitted by applicable law. As used in this Section, the term "applicable law" shall mean the laws of the State of Delaware or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

    12. GOVERNING LAW. This Note shall be governed by and construed in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Delaware.

    13. NOTICE. Any notice or demand given hereunder shall be deemed to have been given and received (i) when actually received by the receiving party, if delivered in person, by facsimile transmission (as evidenced by confirmation) or by overnight courier service, or (ii) if mailed, on the earlier of the date actually received or (whether ever received or not) three Business Days after a letter containing such notice, certified or registered, with postage prepaid, addressed to the receiving party, is deposited in the United States mail. The address of: (i) Maker is 620 Lakeview Drive, Clearwater, Florida 33756,
Attention: Mike Campbell; and (ii) Payee is 2155 Chenault, Suite 410, Carrollton, Texas 75006, Attention: John McDonald; in each case of (i) or (ii) above, or such other address as either Maker or Payee shall advise the other by the procedure set forth above.

    14. SEVERABILITY. In case any one or more of the provisions contained in this Note shall be any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

    EXECUTED as of the date set forth above.

                                                       WIRELESS WEBCONNECT!, INC.

                                                       By:                 /s/ G.T. Finn
                                                             -----------------------------------------
                                                       Its:                  President
                                                             -----------------------------------------

                                               EXHIBIT D TO THE MERGER AGREEMENT

                               SECURITY AGREEMENT

    This Security Agreement, dated as of August 29, 2000, is by and between Wireless WebConnect!, Inc., a Florida corporation (the "Debtor"), and Intellical, Inc., a Delaware corporation ("Secured Party").

                                  WITNESSETH:

    WHEREAS, pursuant to that certain Promissory Note (the "Note"), dated of even date herewith, made by Debtor and payable to the order of Secured Party, Secured Party has agreed to make a loan (the "Loan") to Debtor in the amount of $1.5 million upon the terms and conditions set forth therein; and

    WHEREAS, it is a condition precedent to the obligation of Secured Party to make the Loan to Debtor that Debtor shall have executed and delivered this Security Agreement to Secured Party;

    NOW, THEREFORE, in consideration of the premises and to induce Secured Party to make the Loan to Debtor upon the terms and subject to the conditions set forth in the Note, Debtor hereby agrees with Secured Party as follows:

    Section 1. DEFINED TERMS As used herein, the following terms shall have the following meanings:

        "ACCOUNTS" means all accounts receivable, customer lists, subscription lists, invoices, agings, verification reports and other records relating in any way to such accounts receivable, credit files, book debts, notes, drafts, instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to Debtor (including under any trade names, styles or divisions thereof) whether arising out of goods sold or leased by it or services rendered by it or from any other transaction, whether or not the same involves the sale or lease of goods or performance of services by Debtor and all of Debtor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing and all moneys due or to become due to Debtor under all contracts for the sale or lease of goods and/or the performance of services by it (whether or not yet earned by performance) or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the Proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person or entity with respect to any of the foregoing.

        "CHATTEL PAPER" has the meaning assigned in the UCC.

        "COLLATERAL" shall have the meaning assigned to it in Section 2 of this Security Agreement.

        "CONTRACTS" means any and all contracts between Debtor and any person as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of Debtor to receive monies due and to become due to it thereunder or in connection therewith,
    (b) all rights of Debtor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of Debtor to perform and to exercise all remedies thereunder.

        "DOCUMENT" has the meaning assigned in the UCC.

        "EVENT OF DEFAULT" shall have the meaning set forth in the Note.

        "EQUIPMENT" means all machinery, equipment, tools, apparatus and furniture, now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all "equipment" as defined in the UCC and the equipment described on SCHEDULE 1 attached hereto and made a part hereof.

        "GENERAL INTANGIBLES" has the meaning assigned in the UCC.

        "INSTRUMENT" has the meaning assigned in the UCC.

        "INVENTORY" means all inventory, wherever located, now owned or hereafter acquired by Debtor or in which Debtor now has or hereafter may acquire any right, title, or interest, including, without limitation, all goods and other personal property now or hereafter owned by Debtor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business, or in the processing, packaging or shipping of the same, and all finished goods, including, but not limited to all "inventory" as defined in the UCC.

        "OBLIGATIONS" means all indebtedness, obligations and liabilities of Debtor to Secured Party under the Note, this Security Agreement, and any and all other agreements, instruments and documents executed in connection herewith or therewith, and all extensions, renewals, amendments, modifications or substitutions hereof or thereof.

        "PROCEEDS" has the meaning assigned in the UCC.

        "SECURITY AGREEMENT" means this Security Agreement, as amended, supplemented or otherwise modified from time to time.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the State of California.

        "VEHICLES" means all cars, trucks, trailers owned or leased by Debtor, including, without limitation, the vehicles listed on SCHEDULE 2 hereto.

    Section 2. GRANT OF SECURITY INTEREST As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, Debtor hereby grants to Secured Party a security interest in all of the following property wherever located and now owned or at any time hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"): (1) all Accounts; (2) all Documents;
(3) all Chattel Paper; (4) all Contracts; (5) all Equipment; (6) all General Intangibles; (7) all Instruments; (8) all Inventory; (9) all Vehicles; (10) all monies and other property and assets of Debtor of any kind, whether in Debtor's possession or under the control of Secured Party or a bailee; and (11) to the extent not otherwise included, all accessions, substitutions, replacements, betterments, Proceeds and products of any and all of the foregoing.

    Section 3. RIGHTS OF SECURED PARTY; LIMITATIONS ON SECURED PARTY'S OBLIGATIONS.

        (a) Company Remains Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, Debtor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Secured Party shall have no obligation or liability under any Account (or any agreement giving rise thereto) or Contract by reason of or arising out of this Security Agreement or the receipt by Secured Party of any payment relating to such Account or Contract pursuant hereto, nor shall Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        (b) Notice to Account Debtors and Contracting Parties. Upon the request of Secured Party at any time, Debtor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to Secured Party and that payments in respect thereof shall be made directly to Secured Party. Secured Party may in its own name or in the name of others, communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

    Section 4. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants that:

        (a) TITLE; LIENS. (i) Debtor is the legal and beneficial owner of each item of the Collateral free and clear of any and all liens or claims of others; and (ii) no security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office.

        (b) PERFECTED PRIORITY LIENS/SUBORDINATION AGREEMENTS. The liens granted pursuant to this Security Agreement constitute perfected liens on the Collateral in favor of Secured Party, which are prior to all other liens on the Collateral created by Debtor and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from Debtor and against any owner or purchaser of the real property where any of the Collateral is located and any present or future creditor obtaining a lien on such real property.

        (c) CONSENTS. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or any governmental body, agency or official and no consent of any other person (including, without limitation, any stockholder or creditor of Debtor), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

        (d) LOCATION OF TANGIBLE PROPERTY. The Inventory and Equipment are kept at the locations listed on SCHEDULE 3 hereto.

        (e) CHIEF EXECUTIVE OFFICE. Debtor has one place of business. Debtor's chief executive office is located at 620 Lakeview Road, Clearwater, Florida 33756.

        (f) POWER AND AUTHORITY; AUTHORIZATION. Debtor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the lien on the Collateral pursuant to, this Security Agreement.

        (g) ENFORCEABILITY. This Security Agreement constitutes a legal, valid and binding obligation of Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

        (h) NO CONFLICT. The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law, rule, regulation or contractual obligations of Debtor and will not result in the creation or imposition of any lien on any of the properties or revenues of Debtor pursuant to any applicable law, rule, regulation or contractual obligations of Debtor, except as contemplated hereby.

    Section 5. COVENANTS. Debtor covenants and agrees with Secured Party that, from and after the date of this Security Agreement until the Obligations are paid in full:

        (a) ADDITIONAL DOCUMENTS; PLEDGE OF INSTRUMENTS. Debtor agrees to promptly and duly execute and deliver all such other and further documents, agreements and instruments and take such further action as Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens created hereby. Debtor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

        (b) MAINTENANCE OF RECORDS. Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts and Contracts. Debtor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the further security of Secured Party, Secured Party shall have a security interest in all of Debtor's books and records pertaining to the Collateral, and Debtor shall turn over any such books and records to Secured Party or to its representatives during normal business hours at the request of Secured Party.

        (c) RIGHT OF INSPECTION. Secured Party shall have the right to inspect Debtor's books and records upon request. Upon notice to Debtor, Secured Party and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

        (d) COMPLIANCE WITH LAWS, ETC. Debtor will not directly or indirectly, violate the provisions of any laws.

        (e) LIMITATION ON LIENS ON COLLATERAL/SUBORDINATION AGREEMENT. Debtor will not create, assume or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral and will defend the right, title and interest of Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever.

        (f) MAINTENANCE OF INSURANCE. Debtor will maintain, or cause to be maintained, insurance as is reasonable and customary with Secured Party being named as loss payee and additional insured on all insurance policies which pertain to the Collateral.

        (g) FURTHER IDENTIFICATION OF COLLATERAL. Debtor will furnish to Secured Party from time to time upon request statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail and in form satisfactory to Secured Party.

        (h) NOTICES. Debtor will advise Secured Party promptly, in reasonable detail, (i) of any lien (other than liens created hereby) on, or claim asserted against, any of the Collateral other than permitted encumbrances and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral hereunder.

        (i) CHANGES IN LOCATIONS, NAME, ETC. Debtor will not (i) change the location of its chief executive office from that specified in Section 4(e),
    (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 3 or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by Secured Party in connection with this Security Agreement would become seriously misleading, unless it shall give prior written notice as soon as practicable thereof and prior to effecting any such change take such steps as Secured Party may deem necessary or advisable to continue the perfection and priority of the security interest granted pursuant hereto.

    Section 6.  SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

        (a) POWERS. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement. Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is power coupled with an interest and shall be irrevocable until the Obligations shall have been paid in full or this Security Agreement shall have been terminated.

        (b) NO DUTY ON THE PART OF SECURED PARTY. The powers conferred on Secured Party hereunder are solely to protect the interests of Secured Party in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct, it being the intent of the parties hereto that Secured Party shall not be accountable for its own negligence.

    Section 7. PERFORMANCE BY SECURED PARTY OF COMPANY'S OBLIGATIONS. If Debtor fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance, together with interest thereon at the maximum lawful rate, shall be payable by Debtor to Secured Party on demand and shall constitute obligations secured hereby.

    Section 8. PROCEEDS. All proceeds received by Debtor consisting of cash, checks and other non-cash items (a) (i) shall be held by Debtor in trust for Secured Party, segregated from other funds of Debtor or, (ii) if the Proceeds are received in the form of checks and if Debtor so elects, shall be endorsed to Secured Party, and (b) shall, forthwith upon receipt by Debtor, be forwarded to Secured Party. At the request of Secured Party, such Proceeds shall be deposited in a blocked account in the exact form received by Debtor (duly endorsed by Debtor to Secured Party, if required), and applied in the manner specified in the Note.

    Section 9. REMEDIES If an Event of Default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Debtor or any other Person (all and each of which demands, offenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give, option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived and released. Debtor further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Debtor's premises or elsewhere. Secured Party shall apply the net Proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind inquired therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party hereunder, including without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, need Secured Party account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five (5) days before such sale or other disposition. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

    Section 10.  LIMITATION ON DUTIES REGARDING PRESERVATION OF
COLLATERAL. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.

    Section 11. MAXIMUM LAWFUL RATE. Regardless of any provision contained herein or in the Note, the Secured Party shall never be entitled to receive, collect, or apply, as interest on the indebtedness, any amount in excess of the maximum lawful rate, and in the event Secured Party ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loan is paid in full, any remaining excess shall promptly be paid to Debtor. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum lawful rate, Debtor and the Secured Party shall, to the extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Note, so that the interest rate is the maximum lawful rate throughout the entire term of the Note; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the maximum lawful rate, the Secured Party shall refund to Debtor the amount of such excess and, in such event, the Secured Party shall not be subject to any penalties provided by any laws for contracting for charging, taking, reserving or receiving interest in excess of the maximum lawful rate.

    Section 12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

    Section 13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    Section 14. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

    Section 15. NO WAIVER; CUMULATIVE REMEDIES. Secured Party shall not by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law or in any of the other loan documents.

    Section 16.  WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING
LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified, altered or amended except by a written instrument executed by Debtor and Secured party. This Security Agreement shall be binding upon the successors and assigns of Debtor and shall inure to the benefit of Secured Party and its successors and assigns.

    Section 17. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

    Section 18. NOTICES. Notices to be given hereunder, may be given by mail, by telex or by facsimile transmission, addressed or transmitted to either party at its address or transmission number set forth below effective (a) in the case of mail, 3 days after deposit in the postal system, first class postage prepaid, and (b) in the case of telex or facsimile notices, when sent. Each party hereto may change its address and transmission number by written notice to the other party.

    Section 19. FINAL AGREEMENT. THIS SECURITY AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE LOAN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                                    WIRELESS WEBCONNECT!, INC.

                                                    By:                /s/ G.T. Finn
                                                         -----------------------------------------
                                                    Title:                 PRESIDENT
                                                          ----------------------------------------
                                                    Address: 620 Lakeview Drive
                                                            Clearwater, Florida 33756
                                                            Telecopy No. 727-448-0949

                                                    INTELLICALL, INC.

                                                    By:          /s/ John J. McDonald, Jr.
                                                         -----------------------------------------
                                                    Title:             PRESIDENT & CEO
                                                          ----------------------------------------
                                                    Address: 2155 Chenault, Suite 410
                                                            Carrollton, Texas 75006
                                                            Telecopy No. 972-416-9454

                                                                      APPENDIX B

                          AMENDMENT NO. 1 TO AGREEMENT
                               AND PLAN OF MERGER

    THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this "AMENDMENT") is executed as of October 13, 2000, by and among Wireless WebConnect!, Inc., a Florida corporation, (the "COMPANY"), Intellicall, Inc., a Delaware corporation (the "PARENT"), and WWC Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Parent ("MERGER SUB").

                                   RECITALS:

    A. The Company, Parent, and Merger Sub are parties to that certain Agreement and Plan of Merger, dated as of August 29, 2000 (the "AGREEMENT").

    B. The Company, Parent, and Merger Sub desire to amend the Agreement to the extent provided below.

    C. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                                   AMENDMENTS

    1. AMENDMENT TO SECTION 8.1(b)(I). Section 8.1(b)(i) of the Agreement shall be amended and replaced in its entirety by the following:

        (i) upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 7.3(a) or Section 7.3(b) of this Agreement, as the case may be, would be incapable of being satisfied by December 31, 2000 (the "OUTSIDE DATE"); PROVIDED, HOWEVER, that in any case a willful material breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this Section 8.1(b);

    2. AMENDMENT TO SECTION 6.1. Section 6.1 of the Agreement shall be amended and replaced in its entirety by the following:

        Section 6.1 ELECTION OF NEW PARENT DIRECTORS AND OFFICERS. Subject to occurrence of the Merger, Parent shall take all action necessary under its bylaws or otherwise to cause the number of members constituting the whole Board of Directors of Parent to be eight (8) and to nominate G.T. Finn, William O. Hunt, John McDonald, Mike Campbell, Neil Byrne and three (3) other designees agreed to in writing by Parent and WWC to Parent's Board of Directors at the meeting of Intellicall stockholders held with respect to the matters contained in the Proxy Statement (defined below); provided, however, if Banco Del Gottardo exercises its right to designate two
    (2) additional persons to Parent's Board of Directors, and such persons are not agreeable to Mr. Finn, then Mr. Finn shall have the right to designate two (2) additional persons to Parent's Board of Directors. Such persons shall hold office until the next annual meeting of Parent's stockholders and until their successors shall have been elected and qualified. Subject to the occurrence of the Merger, Parent shall take all action necessary to elect John McDonald as Chairman and Chief Executive Officer of Parent, G.T. Finn as President of Parent and Phil Boyd as Chief Financial Officer of Parent. On or before the Effective Date, Parent will take all necessary steps to amend its bylaws, if necessary, to allow twelve members of Parent's Board of Directors.

    AMENDMENT TO SECTION 6.12. Section 6.12 of the Agreement shall be amended and replaced in its entirety by the following:

        Section 6.12. OPTIONS. Parent and the Company agree that effective at the Effective Time, a pool of 1.5 million options shall be available for grant under Parent's 1991 Stock Option Plan to the former employees of the Company who become employees of the Parent in the Merger. Such former employees of the Company shall receive credit for time served as an employee of the Company with respect to the employee's eligibility to participate in the 1991 Stock Option Plan.

                                 MISCELLANEOUS

    1. CONTINUING EFFECT. Except as modified and amended hereby, the Agreement is and shall remain in force and effect in accordance with its terms.

    2. COUNTERPARTS. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

    3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

    IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by one of its officers thereunto duly authorized, effective as of the day and year first above written.

                                                       WIRELESS WEBCONNECT!, INC.

                                                       By:                /s/ G.T. FINN
                                                            -----------------------------------------
                                                                         Name: G.T. Finn
                                                                         Title: PRESIDENT

                                                       INTELLICALL, INC.

                                                       By:             /s/ JOHN J. MCDONALD
                                                            -----------------------------------------
                                                                      Name: John J. McDonald
                                                                      Title: PRESIDENT & CEO

                                                       WWC ACQUISITION, INC.

                                                       By:             /s/ JOHN J. MCDONALD
                                                            -----------------------------------------
                                                                      Name: John J. McDonald
                                                                         Title: PRESIDENT

                                                                      APPENDIX C

                          AMENDMENT NO. 2 TO AGREEMENT
                               AND PLAN OF MERGER

    THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is executed as of December 21, 2000, by and among Wireless WebConnect!, Inc., a Florida corporation, (the "Company"), Intellicall, Inc., a Delaware corporation (the "Parent"), and WWC Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Parent ("Merger Sub").

                                   RECITALS:

    A. The Company, Parent, and Merger Sub are parties to that certain Agreement and Plan of Merger, dated as of August 29, 2000 (the "AGREEMENT").

    B. The Company, Parent and Merger Sub previously amended the Agreement pursuant to Amendment No. 1 to Agreement dated October 13, 2000.

    C. The Company, Parent, and Merger Sub desire to amend the Agreement further to the extent provided below.

    D. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                                   AMENDMENT

    Section 8.1(b)(i) of the Agreement shall be amended and replaced in its entirety by the following:

        (i) upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 7.3(a) or
    Section 7.3(b) of this Agreement, as the case may be, would be incapable of being satisfied by February 28, 2001 (the "OUTSIDE DATE"); PROVIDED, HOWEVER, that in any case a willful material breach shall be deemed to cause such conditions to be incapable of being satisfied for purposes of this
    Section 8.1(b);

                                 MISCELLANEOUS

    1. CONTINUING EFFECT. Except as modified and amended hereby, the Agreement is and shall remain in force and effect in accordance with its terms.

    2. COUNTERPARTS. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.

    3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

    IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by one of its officers thereunto duly authorized, effective as of the day and year first above written.

                                                       WIRELESS WEBCONNECT!, INC.

                                                       By:               /s/ MIKE CAMPBELL
                                                              --------------------------------------
                                                       Name:               Mike Campbell
                                                              --------------------------------------
                                                       Title:          Sr. VP Administration
                                                              --------------------------------------

                                                       INTELLICALL, INC.

                                                       By:             /s/ JOHN J. MCDONALD
                                                              --------------------------------------
                                                       Name:             John J. McDonald
                                                              --------------------------------------
                                                       Title:             President & CEO
                                                              --------------------------------------

                                                       WWC ACQUISITION, INC.

                                                       By:             /s/ JOHN J. MCDONALD
                                                              --------------------------------------
                                                       Name:             John J. McDonald
                                                              --------------------------------------
                                                       Title:                President
                                                              --------------------------------------

                          AMENDMENT NO. 3 TO AGREEMENT
                               AND PLAN OF MERGER



    THIS AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is executed as of January __, 2001, by and among Wireless WebConnect!, Inc., a Florida corporation, (the "Company"), Intellicall, Inc., a Delaware corporation (the "Parent"), WWC Acquisition, Inc., a Florida corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the shareholders of the Company (the "Shareholders").



                                   RECITALS:



    A. The Company, Parent, Merger Sub and the shareholders of the Company are parties to that certain Agreement and Plan of Merger, dated as of August 29, 2000 (the "AGREEMENT").



    B.  The parties desire to amend the Agreement to the extent provided below.



    C. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:



                                  AGREEMENTS:



    1. RATIFICATION OF PRIOR AMENDMENTS. The parties hereto hereby ratify and affirm the terms contained in Amendment No. 1 to the Agreement dated
October 13, 2000 and Amendment No. 2 to the Agreement dated December 21, 2000.



    2. AMENDMENT TO SECTION 1.3(A). Section 1.3(a) shall be deleted in its entirety and replaced by the following:



        (a) At the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock described in Section 1.3(b) hereof) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock held by a Shareholder multiplied by 2180.314 (the "Exchange Ratio"). Set forth across from the name of each Shareholder on EXHIBIT A, is the number of shares of Company Common Stock owned by each Shareholder immediately before the Merger and the number of shares of Parent Common Stock to be owned immediately after the Merger.



    3. AMENDMENT TO SECTION 1.4(H). Section 1.4(h) shall be deleted in its entirety and replaced by the following:



        Notwithstanding anything to the contrary in this Agreement, Parent shall withhold in the aggregate 2,180,315 of the shares (10%) of Parent Common Stock to be issued to the Shareholders pursuant to this Agreement (the "Escrowed Shares"), which shall be held pursuant to the terms of the Escrow Agreement in the form attached hereto as EXHIBIT B (the "Escrow Agreement").



    4. AMENDMENT TO SECTION 6.5. Section 6.5 of the Agreement shall be deleted in its entirety.



    5. AMENDMENT TO SECTION 7.2(B). Section 7.2(b) of the Agreement shall be deleted in its entirety.



    6. AMENDMENT TO SECTION 7.4(A). Section 7.4(a) of the Agreement shall be deleted in its entirety.



    7. AMENDMENT TO SECTION 7.4(C). Section 7.4(c) of the Agreement shall be deleted in its entirety.

    8. DEFINITION OF PARENT MATERIAL ADVERSE EFFECT. The term "Parent Material Adverse Effect" shall not include any action taken by the American Stock Exchange to delist the Parent Common Stock, including, but not limited to the actual delisting of the Parent Common Stock.



    9. AMENDMENT TO EXHIBIT A. Exhibit A to the Agreement shall be deleted in its entirety and replaced with the EXHIBIT A attached hereto.



    10. BREACHES AND FAILURES TO COMPLY. Neither the Company nor the Shareholders know of any breach of any representation or warranty by Parent or Merger Sub set forth in the Agreement or any failure by Parent or Merger Sub to comply with any agreement or covenant set forth in the Agreement.



                                 MISCELLANEOUS



    1. CONTINUING EFFECT. Except as modified and amended hereby, the Agreement is and shall remain in force and effect in accordance with its terms.



    2. COUNTERPARTS. This Amendment may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument.



    3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.



    IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by one of its officers thereunto duly authorized, effective as of the day and year first above written.



                                                       WIRELESS WEBCONNECT!, INC.

                                                       By:  /s/ G.T. FINN
                                                            -----------------------------------------
                                                            Name: G.T. Finn
                                                            Title: President

                                                       INTELLICALL, INC.

                                                       By:  /s/ JOHN J. MCDONALD
                                                            -----------------------------------------
                                                            Name: John J. McDonald
                                                            Title: President and CEO

                                                       WWC ACQUISITION, INC.

                                                       By:  /s/ JOHN J. MCDONALD
                                                            -----------------------------------------
                                                            Name: John J. McDonald
                                                            Title: President

                                                       /s/ G.T. FINN
                                                       ---------------------------------------------
                                                       G. T. Finn

                                                       /s/ MIKE CAMPBELL
                                                       ---------------------------------------------
                                                       Michael Campbell

                                                       /s/ NEIL BYRNE
                                                       ---------------------------------------------
                                                       Neil Byrne

                                                       /s/ PHILIP JEPSEN
                                                       ---------------------------------------------
                                                       Philip Jepsen

                                                       /s/ RAYLYNN FINN
                                                       ---------------------------------------------
                                                       Raylynn Finn

                                                       /s/ MARY CAMPBELL
                                                       ---------------------------------------------
                                                       Mary Campbell

                                   EXHIBIT A



                                                                                       SHARES OF PARENT
                                                                SHARES OF COMPANY     COMMON STOCK TO BE
NAME OF SHAREHOLDER           ADDRESS                           COMMON STOCK OWNED   ISSUED IN THE MERGER
-------------------           -------                           ------------------   --------------------
G. T. Finn..................  1733 Laurie Lane                          3100               6,758,976
                              Belleair, FL 33756

Michael Campbell............  1238 S. Missouri Ave., #116               2100               4,578,661
                              Clearwater, FL 33756

Neil Byrne..................  2635 Fillmore Street, #202                2100               4,578,661
                              San Francisco, CA 94115

Philip Jepsen...............  1121 Haley Lane                            700               1,526,220
                              Dunedin, FL 34698-6121

Ralynn Finn.................  1733 Laurie Lane                          1000               2,180,315
                              Belleair, FL 33756

Mary Campbell...............  1238 S. Missouri Ave., #116               1000               2,180,315
                              Clearwater, FL 33756
                                                                      ------              ----------

  TOTAL.....................                                          10,000              21,803,148
                                                                      ======              ==========

                                                                      APPENDIX E
                                                      AS AMENDED OCTOBER 2, 2000


                               INTELLICALL, INC.
                             1991 STOCK OPTION PLAN

    WHEREAS, the Company previously adopted the Intellicall, Inc. Incentive Stock Option Plan, the Intellicall, Inc. Non-Qualified Stock Option Plan and the Intellicall, Inc. Directors' Stock Option Plan (collectively, the "Plans"), and

    WHEREAS, the Plans were previously approved by shareholders in accordance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and

    WHEREAS, the Company previously adopted an amendment to administer the Plans as a single Plan in compliance with Rule 16b-3; and

    WHEREAS, the Company previously restated the Plans in their entirety in a single document; and

    WHEREAS, the Company now wishes to increase the total number of Shares issuable under the plan to 9,495,000 to provide that shares are available for the issuance of up to 6,995,000 incentive stock options, 2,000,000 nonqualified stock options and 500,000 nonemployee directors stock options Shares available for issuance of up to 6,995,000 Incentive Stock Options; and

    WHEREAS, the Company now wishes to amend Section 5 of the Plan to change the number and timing of Director Options for Nonemployee Directors;

    1. PURPOSE. The purpose of this Plan is to strengthen Intellicall, Inc. by providing an incentive to its key employees and directors thereby encouraging them. to devote their abilities and industry to the success, of the Company's business enterprise. It is intended that this purpose be achieved by extending to any employees and directors of the Company an added long-term incentive for high levels of performance and unusual efforts through the grant of options to purchase shares of the Company's common stock under the Intellicall, Inc. 1991 Stock Option plan.

    2.  DEFINITIONS.  For purposes of the Plan:

    (a) "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

    (b) "Board" means the Board of Directors of the Company.

    (c) "Cause" means (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of an Optionee's duties, (iii) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or (iv) willful violation of any law, rule or regulation in connection with the performance of an Optionee's duties (other than traffic violations or similar offenses).

    (d) "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares or other similar events.

    (e) A "Change in Control" shall be deemed to have occurred when the first of the following events occurs:

        (i) when the Company acquires actual knowledge that any person or group (as such term are used in Sections 13(d) and 14(d) (2) of the Exchange Act), other than an employee benefit plan established or maintained by the Company or any of its subsidiaries or the current largest stockholder, is or becomes the beneficial owner (as defined under Rule l3d-3 of the Exchange Act) directly or indirectly, of securities of the Company reporting 30 percent or more of the combined voting power of the Company's then outstanding securities entitled generally to vote for the election of the Company's directors; (ii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another Corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of common stock), (B) a sale or disposition of all or substantially all of the Company's assets of (C) a plan of liquidation or dissolution of the Company; or (iii) if, at any time, two-thirds of the members of the Board are not "Continuing Directors." For this purpose "Continuing Directors" shall mean the members of the Board of Directors as of May 1, 1991, and any individual who becomes a member of the Board thereafter if his or her election or nomination for election as a director was approved by a vote or at least two-thirds of the Continuing Directors then in office.

    (f) "Code" means the Internal Revenue Code of 1986, as amended.

    (g) "Committee" means a committee consisting of at least two
(2) Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

    (h) "Company" means Intellicall, Inc., a Delaware corporation.

    (i) "Director Option" means an Option granted to a Nonemployee Director pursuant to Section 5.

    (j) "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

    (k) "Disinterested Director" means a director of the Company who is "disinterested" within the meaning of Rule l6b-3 under the Exchange Act.

    (l) "Eligible Employee" means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

    (m) "Employee Options" means an Option granted to an Eligible Employee pursuant to Section 6.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (o) "Fair Market Value" on any date means the closing price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such then market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 422 of the Code.

    (p) "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

    (q) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

    (r) "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

    (s) "Option" means an Employee Option, a Director Option, or either or both of them.

    (t) "Optionee" means a person to whom an Option has been granted under the Plan.

    (u) "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

    (v) "Plan" means the Intellicall, Inc. 1991 Stock Option Plan.

    (w) "Shares" means the common stock, par value $.01 per share, of the Company.

    (x) "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

    (y) "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

    (z) "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b) (6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

    3.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duty called and held. Each member of the Committee shall be a Disinterested Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

    (b) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to determine those Eligible Employees to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

    (c) Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

        (1) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

    (2) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

        (3) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

        (4) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

    4.  STOCK SUBJECT TO PROGRAM.

    (a) The maximum number of Shares that may be made the subject of Options granted under the Plan is as follows: 6,995,000 Shares with respect to Incentive Stock Options; 2,000,000 Shares with respect to Nonqualified Stock Options; and 500,000 Shares with respect to Director Options (or, in each case, the number and kind of shares of stock or other securities to which such Shares are adjusted upon a Change in Capitalization pursuant to Section 8) and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

    (b) Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated for any reason (other than upon the surrender of the Option pursuant to Section 7(e) hereof), the Shares allocable to the cancelled or otherwise terminated Option or portion thereof may again be the subject of Options granted hereunder.

    5.  OPTIONS GRANT FOR NONEMPLOYEE DIRECTORS.

    (a) GRANT. Each person who first becomes a Nonemployee Director shall receive a grant of Director Options in respect of (i) 25,000 Shares on the date such Nonemployee Director first becomes a Nonemployee Director (the "Election Date") and (ii) 12,500 Shares thereafter on the date of the Company's Annual Meeting each year such Nonemployee Director remains a Nonemployee Director. The purchase price therefor of each Director Option shall be as provided in this
Section 5 and such Director Options shall be exercisable, in whole or in part, immediately upon the date of grant (the "Grant"). Such Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board.

    (b) PURCHASE PRICE. The purchase price for Shares under each Director Option shall be at least equal to 100% of the Fair Market Value of a Share on the date the Director Option is granted.

    (c)  DURATION.  Director Options shall be for a term of ten (10) years.

    (d) AMENDMENT. The provisions in this Section 5 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

    6.  OPTION GRANTS FOR ELIGIBLE EMPLOYEES.

    (a)  GRANT.  Subject to the provisions of the Plan and to Section 4
(a) above, the Committee shall have full and final authority to select those Eligible Employees who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; PROVIDED, HOWEVER, that no Eligible Employee shall receive any Incentive Stock Options unless he is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

    (b) PURCHASE PRICE. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement, provided that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

    (c) DURATION. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that no Employee Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

    (d) MODIFICATION OR SUBSTITUTION. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender or outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

    7.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

    (a) NON-TRANSFERABILITY. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

    (b)  VESTING AND METHOD OF EXERCISE.

        (1) Subject to Section 7(e) hereof, each Option shall become exercisable in the manner, including installments (which need not be equal), and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installment shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires; provided, however, that the Agreement may provide for the forfeiture of vested and non-vested Options upon the occurrence of specified events. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

        (2) The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise, by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. The written notice pursuant to this Section 7(b)(2) may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

    (c) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have fall voting, dividend and other ownership rights with respect to such Shares.

    (d) TERMINATION OF EMPLOYMENT OR SERVICE. Unless otherwise provided in the Agreement evidencing the Option, an Option shall terminate upon or following an Optionee's termination of employment with the Company and its Subsidiaries or service as a director of the Company and its Subsidiaries as follows:

        (1) if an Optionee's employment or service as a director terminates for any reason other than death, Disability or Cause, the Optionee may at any time within three (3) months after his or her termination of employment or service as a director, exercise an Option to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination;

        (2) in the event the Optionee's employment or service as a director terminates as a result of Disability, the optionee may at any time within one (1) year after such termination exercise such Option to the extent, and only to the extent, the Option or portion thereof was exercisable at the date of such termination;

        (3) if an Optionee's employment or service as a director terminates for Cause, the Option shall terminate immediately and no rights thereunder may be exercised;

        (4) if an Optionee dies while a director or an employee of the Company or any Subsidiary or within three months after termination as described in clause (1) of this Section 7(d) or within one (1) year after termination as a result of Disability as described in clause (2) of this Section 7(d), the Option may be exercised at any time within one (1) year after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that an Option may be exercised to the extent, and only to the extent, dig the Option or portion thereof was exercisable on the date of death or earlier termination.

    Notwithstanding the foregoing, (i) in no event may any Option be exercised by anyone after the expiration of the term of the Option and (ii) a termination of service as a director shall not be deemed to occur so long as the director continues to serve the Company as either a director or director emeritus.

    (e)  EFFECT OF CHANGE IN CONTROL.

    Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

    8.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) Subject to Section 9, in the event of a Change in Capitalization, the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable shall be appropriately and equitable adjusted.

    (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h) (3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

    (c) If, by reason of a change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

    9.  EFFECT OF CERTAIN TRANSACTIONS.

    Subject to Section 7(e), in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share. In the event that, after a Transaction, there occurs any change of a type described in
Section 2(d) hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 8 hereof shall be made by the Committee.

    10.  TERMINATION AND AMENDMENT OF THE PLAN.

    (a) The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option may be granted thereafter. The Board may sooner terminate or amend the Plan at any time and from time to time; PROVIDED, HOWEVER, that to the extent necessary under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or other applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months after the date of adoption of such amendment.

    (b) Except as provided in Sections 8 and 9 hereof, rights and obligations under any Option granted before any amendment or termination of the Plan shall not be adversely altered or impaired by such amendment or termination, except with the consent of the Optionee, nor shall any amendment or termination deprive any Optionee of any Shares which he may have acquired through or as a result of the Plan.

    11. NON-EXCLUSIVITY OF THE PLAN. The Adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    12. LIMITATION OF LIABILITY. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

    (a) give any person any right to be granted an Option other than at the sole discretion of the Committee;

    (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

    (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

    (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

    13.  REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

    (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas.

    (b) The obligation of the Company to sell or deliver Shares with respect to Optionee granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (c) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

    (d) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

    (e) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

    (f) Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares upon exercise of an Option, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

    14.  MISCELLANEOUS.

    (a) MULTIPLE AGREEMENTS. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

    (b)  WITHHOLDING OF TAXES.

        (1) The Company shall have the right to deduct from any distribution of cash to any Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee is entitled to receive Shares upon exercise of an Option, the Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the Withholding Taxes to the company, the Optionee may make a written election

    (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option having an aggregate Fair Market Value, on the date preceding the date of exercise, equal to the Withholding Taxes, provided that in respect of an Optionee who may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Optionee makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statements of earnings (a "Window Period") and (C) the Tax Election is made during the window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period or
    (ii) (A) the Tax Election is made at least six (6) months prior to the date the Option is exercised and (B) the Tax Election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six (6) months following an election to revoke the Tax Election. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions in the preceding sentence or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under
    Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section l6(b) of the Exchange Act.

        (2) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office, and immediately deliver to the Company the amount of Withholding Taxes.

    15. EFFECTIVE DATE. The effective date of the Plan shall be the date of its adoption by the Board.

                                                                      APPENDIX F


                            AUDIT COMMITTEE CHARTER

    The Board of Directors (the "Board") of Intellicall, Inc., a Delaware corporation (the "Company"), approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "AMEX" means the American Stock Exchange (iii) "SEC" means the Securities and Exchange Commission.

PURPOSE

    The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, financial reporting and related matters described below.

COMPOSITION

    The Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not have:

       - been employed by the Company or its affiliates in the current or past three years;

       - accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for board service, retirement plan benefits or non-discretionary compensation;

       - an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

       - been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments, other than those which arise solely from investments in the Company's securities, that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

       - been employed as an executive of another entity where any of the Company's executives serve on such entity's compensation committee. [AMEX Section 121(A)]

    In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. [AMEX Section 121(B)(b)(i)] The qualifications required of Audit Committee members shall be interpreted in conformity with Sections 121(A) and 121(B)(b) of the American Stock Exchange Guide.

    The Chairman of the Audit Committee shall be designated by the Board; provided that if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

ROLES AND RESPONSIBILITIES

RELATIONSHIP WITH THE OUTSIDE AUDITORS

    The Company's outside auditors are ultimately responsible to the Board and the Audit Committee, as representatives of the Company's shareholders. [AMEX
Section 121(B)(a)(iii)]

    The Board and the Audit Committee, as the Company's shareholders representatives, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement). [AMEX Section 121(B)(a)(ii) and (iii)] The Audit Committee also has the authority and responsibility to evaluate and make recommendations to the Board regarding the selection and replacement of outside auditors (or the nomination of the outside auditors to be proposed for stockholder approval in any proxy statement). [AMEX Section 121(B)(a)(ii) and (iii)]

    The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

    The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and its related entities and the Company and its related entities, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending, that the Board take appropriate action to oversee the independence of the outside auditors. [AMEX Section 121(B)(a)(ii)] In addition to disclosing all relationships between the outside auditors and its affiliates and the Company and its affiliates, the outside auditors' formal written statement shall also contain a confirmation that, in the outside auditors' professional judgment, it is independent of the Company within the meaning of the federal securities laws. [AMEX Section
121(B)(a)(ii) and Independence Standards Board Standard No. 1]

    Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

INTERNAL CONTROLS

    In consultation with management and the outside auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

    The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

    The Audit Committee shall request that the outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as the outside auditors conclude should be brought to the attention of the Audit Committee.

FINANCIAL REPORTING

GENERAL

    The Audit Committee shall review with management and the outside auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

ANNUAL FINANCIAL STATEMENTS

    The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. [SEC SK Section 306(a)(1)]

    The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC. [SEC SK Section 306(a)(1)]

    The Audit Committee shall consider management's handling of proposed audit adjustments identified by the outside auditors.

    The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. [SEC SK Section 306(a)(2) and
note 29 to SEC Release 34-42266]

    Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report. [SEC SK Section 306(b)(4)]

INTERIM FINANCIAL STATEMENTS

    The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

    The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

COMPLIANCE WITH LAWS AND REGULATIONS

    The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

COMPLIANCE WITH CODES OF CONDUCT

    The Audit Committee shall review the program for monitoring compliance with the codes of conduct.

OTHER RESPONSIBILITIES

    The Audit Committee may meet with the outside auditors, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

    The Audit Committee shall review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

    The Audit Committee shall perform other oversight functions as requested by the Board.

CHARTER SCOPE

    The Audit Committee shall review and reassess the adequacy of this Charter at least annually. [AMEX Section 121(B)(a)]

    The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect. [SEC Schedule 14A Item 7(e)(iv)(A)]

REPORTING RESPONSIBILITIES

    The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

    The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company's proxy statement. [SEC SK
Section 306; SEC Schedule 14A Item 7(e)(3)]

MEETINGS

    The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate.

    Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

    Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

    The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management and the outside auditors.

    Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

AUTHORITY

    The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors as well as anyone in the Company.

    The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

    The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

Draft dated February 1, 2001



       , 2001
To the Board of Directors
Intellicall, Inc.



We understand that on August 29, 2000, Intellicall, Inc. ("Intellicall" or the "Company ") entered into a definitive agreement to acquire Wireless
WebConnect!, Inc. ("Wireless WebConnect") in a reverse merger. Pursuant to the Agreement and Plan of Merger by and among Intellicall, Wireless WebConnect, WWC Acquisition, Inc. (a wholly owned subsidiary of Intellicall referred to herein as the "Merger Sub") and the shareholders of Wireless WebConnect (the "Agreement"), as amended, the Merger Sub will merge with and into Wireless WebConnect and the separate existence of the Merger Sub shall cease. Wireless WebConnect will be the surviving corporation and will become a wholly owned subsidiary of Intellicall. Pursuant to the Agreement, the Company was to issue a total of 16,426,420 shares of Intellicall common stock in the merger andt at the effective time of the merger, each of Wireless WebConnect's 10,000 common shares issued and outstanding were to be converted into 1,642.642 shares of Intellicall's common stock (the "Exchange Ratio"). On or about January 31, 2001, the Agreement was amended to reflect a new number of shares to be issued and a new Exchange Ratio of 21,803,148 and 2,180.314, respectively. After the merger is completed, former holders of Wireless WebConnect common stock will own approximately 62.5% of the Company. Such transaction and all related transactions are referred to collectively herein as the "Transaction."



You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Company's underlying business decision to effect the Transaction.



In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:



    1. reviewed the Company's Form 10-K for the fiscal year ended 1999 and quarterly reports on Form 10-Q for the quarter ended September 30, 2000, as well as the amendments to each of these reports, which the Company's management has identified as being the most current financial statements available;



    2.  reviewed copies of the following agreements:



       a. Agreement and Plan of Merger by and among Intellicall, Inc., Wireless WebConnect!, Inc., WWC Acquisition, Inc. and the shareholders of Wireless WebConnect dated August 29, 2000



       b.  Intellicall preliminary proxy statement dated January 5, 2001



       c. Richochet Channel Partner Agreement for Authorized Service Providers between Metricom, Inc. and Wireless WebConnect dated June 13, 2000, including amendments and related agreements;



    3. met and had discussions with certain members of the senior management of the Company and Wireless WebConnect to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Wireless WebConnect;



    4. reviewed a liquidation scenario of the Company prepared by Intellicall management;



    5. had discussions with Company management regarding the preliminary terms, conditions and economic benefits of a potential transaction related to the divestiture of Intellicall's payphone business;



    6. visited certain facilities and business offices of the Company and Wireless WebConnect;

    7. reviewed forecasts and projections prepared by Wireless WebConnect management for the years ended December 31, 2000 through 2002;



    8. reviewed the historical market prices and trading volume for the Company's publicly traded securities;



    9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company and Wireless WebConnect, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;



    10. reviewed drafts of certain documents to be delivered at the closing of the Transaction; and



    11. conducted such other studies, analyses and inquiries as we have deemed appropriate.



We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company and Wireless WebConnect, and that there has been no material change in the assets, financial condition, business or prospects of the Company and Wireless WebConnect since the date of the most recent financial statements made available to us.



We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and Wireless WebConnect, and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company and Wireless WebConnect. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.



Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair, from a financial point of view, to the shareholders of Intellicall.



HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      PROXY CARD

                               INTELLICALL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Intellicall, Inc. (the "Company") to be held at the Addison Conference and Theatre Centre, 15650 Addison Road, Addison, Texas 75248,
on              , 2001, at 10:00 a.m., Dallas time, and the Proxy Statement in connection therewith and (2) appoints William O. Hunt and John J. McDonald, Jr., and each of them, the undersigned's proxy with full power of substitution for and in the name, place and steady of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

    This proxy will be voted as specified on the reverse side. If no specification is made, this proxy will be voted (i) FOR the approval of the issuance (the "Issuance") of shares of common stock of Intellicall, par value $.01 per share (the "Common Stock"), pursuant to an Agreement and Plan of Merger between Intellicall, a wholly-owned subsidiary of Intellicall and Wireless WebConnect!, Inc.; (ii) FOR the approval of the amendment to Intellicall's certificate of incorporation to change its name to Wireless WebConnect!, Inc. (the "Name Change") assuming the stockholders approve the Issuance; (iii) FOR the approval of an amendment to Intellicall's certificate of incorporation to increase the number of authorized shares of Common Stock to 60,000,000 (the "Increase"); (iv) FOR the approval of the amendment to Intellicall's 1991 Stock Option Plan to increase the shares of Common Stock authorized for issuance thereunder and to modify the terms of options issuable to nonemployee directors (the "Plan Amendment"); (v) FOR the election of eight members of the Board of Directors; and (vi) such other matters as may properly come before the Meeting and any adjournments thereof.

    The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

    If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

    PLEASE DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

           (CONTINUED AND TO BE DATED AND SIGNED ON THE OTHER SIDE.)

                              FOLD AND DETACH HERE

The Undersigned directs that this Proxy be voted as follows:  Please mark your vote as indicated in this example /X/

1.  Approval of the Issuance                                  2.  Approval of the Name Change
         / /  FOR         / /  AGAINST         / /  ABSTAIN        / /  FOR         / /  AGAINST         / /  ABSTAIN
3.  Approval of the Increase                                  4.  Approval of the Plan Amendment
         / /  FOR         / /  AGAINST         / /  ABSTAIN        / /  FOR         / /  AGAINST         / /  ABSTAIN

5.  Election of Directors
  FOR all nominees listed to the            WITHHOLD AUTHORITY          William O. Hunt, G.T. Finn, Mike Campbell, Neil Byrne, John
              right                 TO VOTE FOR ALL NOMINEES LISTED TO  J. McDonald, Jr., Richard Bishop, Richard Dahlson and Steven
(EXCEPT AS MARKED TO THE CONTRARY)            THE RIGHT / /             Hayes
               / /
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------

6. In the Discretion of the Proxies, on any other matter which may properly come before the meeting.

    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                                           Dated _________________________, 2001

                                           _____________________________________
                                                 Signature of Stockholder

                                           _____________________________________
                                                 Signature of Stockholder

                                           Please mark, date, sign and mail your
                                           Proxy promptly in the envelope
                                           provided.